                       As filed with the Securities and
                              Exchange Commission
                             on November 25, 1997
                      Registration No. 33-42927; 811-6419

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------
                                   FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [_]
                                                                 [X]
                        Post-Effective Amendment No. 36

                                      And

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [_]

                          Amendment No. 37          [X]
                       (Check appropriate box or boxes)
                           ________________________

                            STAGECOACH FUNDS, INC.
              (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                         Little Rock, Arkansas  72201
         (Address of Principal Executive Offices, including Zip Code)
                          __________________________

      Registrant's Telephone Number, including Area Code:  (800) 643-9691
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                         Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Ave., N.W.
                            Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

[_]  Immediately upon filing pursuant              [_]   on _________ pursuant
     to Rule 485(b), or                                  to Rule 485(b)

[X]  60 days after filing pursuant                 [_]   on _________ pursuant
     to Rule 485(a)(1), or                               to Rule 485(a)(1)

[_]  75 days after filing pursuant                 [_]   on ___________pursuant
     to Rule 485(a)(2), or                               to Rule 485(a)(2)

If appropriate, check  the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               EXPLANATORY NOTE
                               ----------------

     This Post-Effective Amendment to the Registration Statement (the "Amendment") of Stagecoach Funds, Inc. (the "Company") is being filed to register the "Plain English" Prospectuses and related Statements of Additional Information ("SAI") for the following of the Company's funds and classes: the Institutional Class of the Balanced Fund, Equity Value Fund, Growth Fund, and Small Cap Fund ("Equity Funds"); the Institutional Class of the Intermediate Bond Fund, Short-Intermediate U.S. Government Income Fund, and U.S. Government Income Fund ("Income Funds"); the Institutional Class of the Money Market Mutual Fund, National Tax-Free Money Market Mutual Fund, Prime Money Market Mutual Fund, and Treasury Money Market Mutual Fund ("Money Market Funds"); the Administrative Class of the Prime Money Market Mutual Fund and Treasury Money Market Mutual Fund; the Service Class of the Prime Money Market Mutual Fund and Treasury Money Market Mutual Fund; the single class of the Overland Express Sweep Fund; and the Institutional Class of the Arizona Tax-Free Fund, California Tax-Free Bond Fund, California Tax-Free Income Fund, National Tax-Free Fund, and Oregon Tax-Free Fund, ("Tax-Free Income Funds"). The Amendment does not affect the Registration Statement for the Company's other classes, prospectuses or SAIs and does not relate to any of the Funds' other classes, prospectuses or SAIs.

     The Growth Fund and U.S. Government Income Fund are currently known as the Growth and Income Fund and Ginnie Mae Fund, respectively. The new names are expected to be in effect on December 15, 1997.

                            STAGECOACH FUNDS, INC.
                            ----------------------
                             Cross Reference Sheet
                             ---------------------


Form N-1A Item Number
---------------------

Part A          Prospectus Captions
------          -------------------
1               Cover Page
2               Summary of Fund Expenses
3               How To Read the Financial Highlights Summary of Fund Expenses
4               Summary Information
                General Risk Considerations
                Fundamental and Non-Fundamental Investment Policies
                Organization and Management of the Funds
5               Summary of Fund Expenses Organization and Management of the
                 Funds
6               A Choice of Share Classes Additional Services and Policies
7               A Choice of Share Classes
                Reduced Sales Charges
                Your Account
                Additional Services and Policies
8               A Choice of Share Classes
                Reduced Sales Charges
                Your Account
                Additional Services and Policies
9               Not Applicable

Part B          Statement of Additional Information Captions
------          --------------------------------------------
10              Cover Page
11              Table of Contents
12              General
13              Investment Restrictions
                Additional Permitted Investment Activities
                Risk Factors
                SAI Appendix
14              Management
15              Management
16              Management
                Fund Expenses
                Independent Auditors
17              Portfolio Transactions
18              Capital Stock
                Other
19              Determination of Net Asset Value
                Additional Purchase and Redemption Information
20              Federal Income Taxes
21              Management
22              Performance Calculations
23              Financial Information

Part C          Other Information
------          -----------------

24-32     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                     Income Funds Prospectus/Plain English (November 2,, 1997)-1


Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK"), OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                            STAGECOACH
                         EQUITY FUNDS PROSPECTUS


                           Balanced Fund
                          Equity Value Fund
                            Growth Fund
                           Small Cap Fund

                         Institutional Shares

                          February 1, 1998

                     Investment Advisor and Administrator
                          Wells Fargo Bank

                      Distributor and Co-Administrator
                          Stephens Inc.

                     Income Funds Prospectus/Plain English (November 2,, 1997)-2

FOR YOUR INFORMATION

What is a prospectus? - A prospectus provides you with the information you need in order to make an informed investment decision. It states how a Fund operates and invests its assets.

What is different about this Prospectus? - We have rewritten our Prospectus in "Plain English" to make it easier to read and understand. We have also grouped some of the most important Fund information together.

How is the Fund information organized? - After important summary information and the expense fee table, each Fund's investment objectives and financial highlights are presented. The icons below tell you where various types of information can be found.

What else do I need to understand these Funds? - Each Fund has a "Statement of Additional Information" that continues and supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies without charge by calling 1 800-222-8222.

(icon) Investment Objectives and Policies: What is the Fund trying to achieve? How do we intend to invest your money? What makes it different from the other Funds offered in this Prospectus? Look for the check-mark icon to find out.

(icon) Portfolio Holdings: A quick summary of a Fund's key permitted investments and practices.

(icon) Important Risk Factors: What are some of the key risk factors particular to this Fund? Use this information together with the "General Risk Considerations" on page ___ when considering whether this Fund is right for you.

(icon) Additional Fund Facts: Provides additional key information for each Fund.

                     Income Funds Prospectus/Plain English (November 2,, 1997)-3

KEY INFORMATION

Summary of Stagecoach Institutional Equity Funds: The Funds described in this Prospectus invest primarily in equity securities except as indicated. As described, they may seek long-term capital appreciation, total return, current income or a combination of these objectives. Each Fund is a series of an open-end management investment company.


Should you consider investing in these Funds? Yes, if:
 .   you are looking to add equity investments to your portfolio;
 .   you have an investment horizon of at least three to five years; and
 .   you are willing to accept the risks of equity investing, including the risk that share prices may fluctuate significantly.

You should NOT consider investing in these Funds if:
 .   you are looking for FDIC insurance coverage or guaranteed rates of return;
 .   you are unwilling or unable to accept that you may lose money on your investment;
 .   you are unwilling to accept the risks involved in the securities markets;
    and
 .   you are seeking monthly dividend income.

What are Institutional shares?: Institutional shares are typically held for your benefit by affiliate, franchise or correspondent banks of Wells Fargo and other select institutions. The Funds offered here are available in other share classes. A prospectus for additional share classes can be obtained by calling 1 800-222-8222.

Who are "We"?: In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of The Funds" further explains how the Funds are organized.

Who are "You"?: In this Prospectus, "You" means the shareholder.

Dividends: We pay dividends, if any, quarterly for the Funds listed in this Prospectus except for the Small Cap and Strategic Growth Funds, which pay annual dividends.

Italics: Throughout this Prospectus, words will appear in italicized print. This means that the word is defined in the Glossary beginning on page ___.

                     Income Funds Prospectus/Plain English (November 2,, 1997)-4

HOW TO READ THE FINANCIAL HIGHLIGHTS

After each Fund's Investment Objective and Investment Policies, charts are provided showing important financial information about Fund. The charts are called "Financial Highlights" and are designed to help you understand the past performance of each Fund. The financial statements, from which these Financial Highlights were derived, were audited by KPMG Peat Marwick LLP except as indicated. The financial statements are available in the Fund's most recent Annual Report and are available free of charge by calling 1-800-222-8222. for periods prior to October 1, 1995 and for the Growth Fund prior to January 1, 1992. Here is an explanation of some terms that will help you interpret these charts.

NET ASSET VALUE (NAV)--The value of one share of a class of a Fund, excluding any sales charge. See the Glossary for a fuller definition.

NET INVESTMENT INCOME--When we receive dividend or interest payments from an investment or earn trading profits, we deduct management fees, administrative and other expenses and then record the result as net investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions-Dividends from Net Investment Income."

NET REALIZED AND UNREALIZED CAPITAL GAINS--We buy and sell investments frequently. The profit on an investment sold for more than its purchase price is a realized capital gain while any loss is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The number in this category is the total gains or losses of a class divided by the number of outstanding fund shares for that class. The amount of capital gain or loss per share that was passed on to shareholders is listed under the heading "Less Distributions-Distributions From Net Realized Gains."

NET ASSETS--The value of the investments in a Fund's portfolio that are attributable to a particular class of the Fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS--This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administrative and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS--This ratio is the result of dividing net investment income (or loss) by average net assets.

PORTFOLIO TURNOVER--Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

AVERAGE COMMISSION RATE PAID--The average brokerage commission paid by a Fund when it buys or sells shares of securities. The rate is expressed on a per share basis and the amount paid may vary depending upon trading practices or other conditions. This information is required for fiscal years beginning after September 1, 1995

TOTAL RETURN--The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, and excludes sales loads.

                            Institutional Equity Prospectus (November 2, 1997) 5


EQUITY INSTITUTIONAL FUNDS

Summary of Expenses - This table is intended to help you understand the various costs and expenses you will pay directly or indirectly as a shareholder in a Fund. It does not reflect any charges that may be imposed by Wells Fargo or another institution in connection with an investment in a Fund.

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------

                                         Balanced        Equity Value      Growth           Small Cap
---------------------------------------------------------------------------------------------------------
                                         Institutional   Institutional     Institutional    Institutional
---------------------------------------------------------------------------------------------------------
Maximum Sales charge on a purchase (as
 a percentage of offering price).        None             None              None             None
---------------------------------------------------------------------------------------------------------
Maximum sales charge on reinvested
 dividends.                              None             None              None             None
---------------------------------------------------------------------------------------------------------
Maximum sales charge imposed on
 redemptions.                            None             None              None             None
---------------------------------------------------------------------------------------------------------
Exchange Fees                            None             None              None             None
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
Expenses shown "before waivers" are based contract amounts while expenses shown "after waivers" represent amounts expected to be incurred during the current fiscal year. Expense waivers are voluntary and may be discontinued without notice. Long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers.
--------------------------------------------------------------------------------

                                         Balanced          Equity Value      Growth           Small Cap
--------------------------------------------------------------------------------------------------------------
                                         Institutional     Institutional     Institutional    Institutional
--------------------------------------------------------------------------------------------------------------
Rule 12b1Fee                             None              None              None              None
--------------------------------------------------------------------------------------------------------------
Management Fee
(after waivers or reimbursement)         0.54%             0.50%             0.50%             0.60%
--------------------------------------------------------------------------------------------------------------
Other expenses
(after waivers or reimbursement)         0.63%             0.57%             0.51%             0.15%
--------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses
(after waivers or reimbursement)         1.17%             1.07%             1.01%             0.75%
--------------------------------------------------------------------------------------------------------------
Management Fee
(before waivers or reimbursement)        0.60%             0.50%             0.50%             0.60%
--------------------------------------------------------------------------------------------------------------
Other expenses
(before waivers or reimbursement)        0.58%             0.49%             0.51%             1.05%
--------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses
(before waivers or reimbursement)        1.18%             0.99%             1.01%             1.65%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLES OF EXPENSES
--------------------------------------------------------------------------------

                                          Balanced       Equity Value      Growth           Small Cap
--------------------------------------------------------------------------------------------------------------
You would pay the following expenses     Institutional    Institutional    Institutional    Institutional
on a $1,000 investment assuming a 5%
annual return, and that you redeem
your shares at the end of each period.
--------------------------------------------------------------------------------------------------------------
1 Year                                       $ 12             $ 11             $ 10              $ 8
--------------------------------------------------------------------------------------------------------------
3 Years                                        37               34               32               24
--------------------------------------------------------------------------------------------------------------
5 Years                                        64               59               56               42
--------------------------------------------------------------------------------------------------------------
10 Years                                      142              131              124               93
--------------------------------------------------------------------------------------------------------------

                            Institutional Equity Prospectus (November 2, 1997) 6


Balanced Fund

Portfolio Managers:   Rex Wardlaw (since 2/97)
-------------------
                      Tamyra Thomas (since 9/96)

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses. These returns do not reflect sales loads and are not a guarantee of future performance.

INVESTMENT OBJECTIVE

          The Balanced Fund seeks to provide investors with both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

INVESTMENT POLICIES

          We pursue a balanced and diversified investment approach by investing generally between 30% and 70% of our assets in common stocks and the remainder in fixed-income securities. By actively managing both the equity and fixed-income portfolios and the allocation mix, we hope to achieve a high total return, including share Growth distributions. We invest the equity portion of our portfolio according to the same value strategy discussed in the Equity Value Fund section on page ___ of this Prospectus. We invest the fixed-income portion of our portfolio in corporate bonds, commercial paper, and mortgage-backed and asset-backed securities based on their relatively greater stability of income and principal.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 . between 30% and 70% of our assets in common stocks, with the remainder invested in fixed-income securities.

The equity portion of the portfolio, under normal market conditions, is invested in:
 .  both large, well-established companies and smaller companies with market capitalization exceeding $50 million; and
 . in foreign companies through American Depository Receipts and similar instruments, up to 25% of total assets.

We invest the fixed-income portion of our portfolio in:
 .  commercial paper rated "A-2" (S&P) or "Prime-2" (Moody's) or better;
 . corporate debt securities rated "BBB" (S&P) or "Baa" (Moody's) or better; . mortgage-backed and asset-backed securities rated "AA" (S&P) or "Aa"
   (Moody's) or better.

We may also invest in zero-coupon bonds.

          We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

                            Institutional Equity Prospectus (November 2, 1997) 7


Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective attempts to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility. Also, stocks of smaller and medium-sized companies may be more volatile than larger company stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

ADDITIONAL FUND FACTS

Tamyra Thomas is the manager of the income portion of the Fund, Rex Wardlaw is the manager of the equity portion. They jointly determine the portfolio's asset allocation.

                            Institutional Equity Prospectus (November 2, 1997) 9



                   BALANCED FUND (1) -- FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                            FOR SHARES OUTSTANDING
--------------------------------------------------------------------------------
                              INSTITUTIONAL SHARE
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FOR PERIOD ENDED:               Sept 30,    March 31,  Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30,
                                1997        1997 (2)   1996       1995       1994       1993       1992       1991       1990
-----------------------------------------------------------------------------------------------------------------------------------
                                Unaudited
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                          $ 12.00     $ 11.45    $ 11.84    $ 11.67    $  12.71   $  11.18    $ 10.80   $  9.50     $ 10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)       0.22        0.21       0.40       0.46(3)     0.43(3)    0.44(3)    0.42(3)   0.52        0.14
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments              1.68        0.74       0.89       0.68(3)    (0.13)(3)   1.72(3)    0.53(3)   1.40       (0.64)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS   1.90        0.95       1.29       1.14        0.30       2.16       0.95      1.92       (0.50)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment
income                            (0.22)      (0.21)     (0.40)     (0.47)     (0.l46)     (0.43)     (0.43)    (0.62)        ---
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized
gain                               0.00       (0.19)     (1.28)     (0.50)      (0.88)     (0.20)     (0.14)       ---        ---
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM DISTRIBUTIONS:         (0.22)      (0.40)     (1.68)     (0.97)      (1.34)     (0.63)     (0.57)    (0.62)        ---
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $  3.68     $ 12.00    $ 11.45    $ 11.84    $  11.67   $  12.71    $ 11.18   $ 10.80     $  9.50
-----------------------------------------------------------------------------------------------------------------------------------
Total Return (Not Annualized)     15.86%       8.27%     10.80%     10.62%       2.30%     19.83%      9.03%    20.78%      (5.00)%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(000s)                          $54,605     $55,456    $72,327    $89,034    $108,290   $104,434    $65,226   $50,038     $33,185
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------------------------------
Ratios of expenses to average
net assets                         0.95%       0.95%      0.94%      1.03%       1.09%      1.01%      1.02%     0.96%       0.93%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets              3.14%       3.30%      3.29%      4.05%       3.55%      3.62%      3.76%     5.88%       5.87%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                   27%         43%       131%        90%         35%        60%        49%       30%         12%
-----------------------------------------------------------------------------------------------------------------------------------
Average commission rate
paid ($)                         0.0666      0.0802     0.0603         ---         ---        ---        ---       ---         ---
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets prior to waived
fees and reimbursed expenses       1.23%       1.18%      1.11%      1.05%       1.11%      1.06%      1.10%     1.18%       1.60%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets prior to
waived fees and reimbursed
expenses                           2.86%       3.07%      3.12%      4.03%       3.53%     3.l57%      3.68%     5.66%       5.20%
-----------------------------------------------------------------------------------------------------------------------------------

(1)The Fund commenced operations on July 2, 1990. Please see page ___ for historical fund information. (2) The Fund changed its fiscal year end from September 30 to March 31. (3) per share data based on average monthly shares outstanding.

                              Plain English Equity Prospectus (Sept 22, 1997) 10


Equity Value Fund

Portfolio Managers:  Allen Wisniewski (since 9/96)
-------------------
                     Rex Wardlaw (since 1/97)

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses. These returns do not reflect sales loads and are not a guarantee of future performance.

INVESTMENT OBJECTIVE

          The Equity Value Fund seeks to provide investors with long-term capital appreciation.

INVESTMENT POLICIES

          We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that we believe are selling for less than their intrinsic or true value and that generally exhibit the following characteristics: above-average financial strength, a strong position in their industry and a history of steady profit growth. We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stock. We may purchase particular stocks when we believe that a history of strong dividends may increase their market value.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .  primarily in common stocks of both large, well-established companies and smaller companies with market capitalizations exceeding $50 million;
 .  in debt instruments that may be converted into the common stock of both U.S.
   and foreign companies; and
 .  up to 25% of our assets in foreign companies through American Depository
   Receipts and similar instruments.

We may also purchase convertible securities with the same characteristics as common stock, as well as in preferred stock and warrants. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders.

IMPORTANT RISK FACTORS:

For general risk information, please see page _____.

Stocks of smaller and medium-sized companies may be more volatile than larger company stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

ADDITIONAL FUND FACTS: Our strategy of buying attractive stocks which appear to be selling for less than their intrinsic value is commonly known as a "value" strategy.

                              Plain English Equity Prospectus (Sept 22, 1997) 11


-------------------------------------------------------------------------------
                 EQUITY VALUE FUND /(1)/ -- FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
                            FOR SHARES OUTSTANDING
-------------------------------------------------------------------------------
                              INSITUTIONAL SHARE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
FOR PERIOD ENDED:                      Sept. 30,   March 31,   Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,
                                       1997        1997/(2)/     1996        1995        1994        1993        1992
-------------------------------------------------------------------------------------------------------------------------
                                         Unaudited
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $  14.43    $  12.65    $  13.27    $  12.36     $ 13.17     $ 10.73     $ 10.45
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)              0.09        0.09        0.22        0.24/(3)/   0.20/(3)/   0.21/(3)/   0.20
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                     3.48        1.89        1.61        1.63/(3)/   0.74/(3)/   2.75/(3)/   0.49/(3)/
-------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS          3.57        1.98        1.83        1.87        0.94        2.96        0.69
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
-------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income     (0.09)      (0.08)      (0.23)      (0.25)      (0.21)      (0.23)      (0.22)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain      0.00       (0.12)      (2.22)      (0.71)      (1.54)      (0.29)      (0.19)
-------------------------------------------------------------------------------------------------------------------------
TOTAL FROM DISTRIBUTIONS:                (0.09)      (0.20)      (2.45)      (0.96)      (1.75)      (0.52)      (0.41)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $  17.91    $  14.43    $  12.65    $  13.27     $ 12.35     $ 13.17     $ 10.73
-------------------------------------------------------------------------------------------------------------------------
Total Return (Not Annualized)            24.79%      15.73%      14.58%      16.58%       7.49%      28.22%       6.81%
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s)      $220,963    $193,161    $206,620    $170,406    $168,852    $140,551    $ 92,915
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
(ANNUALIZED)
-------------------------------------------------------------------------------------------------------------------------
Ratios of expenses to average net
assets                                    0.95%       0.95%       0.87%       0.96%       0.99%       0.98%       1.02%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                        1.11%       1.25%       1.69%       1.97%       1.60%       1.73%       1.86%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                          21%         45%         91%         75%         41%         82%         78%
-------------------------------------------------------------------------------------------------------------------------
Average commission rate paid ($)        0.0656      0.0800      0.0558         ---         ---         ---         ---
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets prior to waived fees and
reimbursed expenses                       0.99%       0.99%       0.92%       0.98%       1.01%       0.99%       1.02%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets prior to waived
fees and reimbursed expenses              1.07%       1.21%       1.64%       1.95%       1.58%       1.72%       1.86%
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
FOR PERIOD ENDED:                    Sept. 30,     Sept. 30,
                                     1991          1990
--------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM INVESTMENT OPERATIONS:   $   8.48      $  10.00
--------------------------------------------------------------
Net investment income (loss)             0.28          0.08
--------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                    1.98         (1.60)
--------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS         2.26         (1.52)
--------------------------------------------------------------
LESS DISTRIBUTIONS:
--------------------------------------------------------------
Dividends from net investment income    (0.29)           ---
--------------------------------------------------------------
Distributions from net realized gain      ---            ---
--------------------------------------------------------------
TOTAL FROM DISTRIBUTIONS:               (0.29)           ---
--------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $  10.45      $   8.48
--------------------------------------------------------------
Total Return (Not Annualized)           27.05%       (15.20)%
--------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------
Net assets, end of period (000s)     $ 68,412      $ 26,100
--------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
(ANNUALIZED)
--------------------------------------------------------------
Ratios of expenses to average net
assets                                   0.98%         0.91%
--------------------------------------------------------------
Ratio of net investment income to
average net assets                       2.69%         3.38%
--------------------------------------------------------------
Portfolio turnover                         36%           21%
--------------------------------------------------------------
Average commission rate paid ($)          ---            ---
--------------------------------------------------------------
Ratio of expenses to average net
assets prior to waived fees and
reimbursed expenses                      1.11%         1.86%
--------------------------------------------------------------
Ratio of net investment income to
average net assets prior to waived
fees and reimbursed expenses             2.56%         2.43%
--------------------------------------------------------------

(1)The fund commenced operations on July 2, 1990. See page ___ for Historical Fund information. (2) The Fund changed its fiscal year end from September 30 to March 31. (3) Per share data are based upon average monthly shares outstanding.

                            Plain English Equity Prospectus (October 8, 1997) 12

Growth Fund

Portfolio Managers:  Brian Mulligan (since 10/95)
-------------------
                     Kerri Hill (since 2/97)

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses. These returns do not reflect sales loads and are not a guarantee of future performance.

INVESTMENT OBJECTIVE

          The Growth Fund seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks and preferred stocks and debt securities that are convertible into common stocks.

INVESTMENT POLICIES

          We actively manage a diversified portfolio of common stock and other equities. In selecting stocks, we emphasize past and potential future dividends. We look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth, and that have historically paid above-average dividends. We especially look for common stocks that are trading at low price-to-earnings ratios, as measured against either the stock market as a whole or against the stock's own price history.

          We may also invest in the stocks of medium- to smaller-size companies that we believe have the potential to produce high levels of future earnings growth or when we believe the stock is undervalued.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .  at least 65% of our total assets in equity securities, including common and preferred stock, and securities convertible into common stocks;
 .  at least 65% of our total assets in income producing securities;
 .  up to 50% of our assets in smaller- and medium-sized companies, with the remainder in larger companies;
 .  up to 25% of our assets in American Depository Receipts and similar instruments; and
 .  up to 15% of our assets in emerging markets.

   We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

IMPORTANT RISK FACTORS

Please see the general risks section beginning on page ____.

Smaller and medium-sized companies selected for their earnings growth potential may be more volatile than larger company stocks. Investments in foreign and emerging markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

ADDITIONAL FUND FACTS

We have a quarterly dividend policy. This Fund would not be suitable for investors requiring monthly income

             Plain English Equity Prospectus (October 8, 1997) 13

--------------------------------------------------------------------------------
                    GROWTH FUND(1) -- FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                            FOR SHARES OUTSTANDING
--------------------------------------------------------------------------------
                              INSTITUTIONAL SHARE
--------------------------------------------------------------------------------

FOR PERIOD ENDED:                                Sept 30,          March 31,      Sept. 30,
                                                 1997              1997(2)        1996
--------------------------------------------------------------------------------------------------
                                                 Unaudited
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 22.52             $ 21.01      $ 20.03
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------------
Net investment income (loss)                        0.09                0.09         0.02
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain                    4.63                2.57         0.97
(loss) on investments
--------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                    4.72                1.66         0.99
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
--------------------------------------------------------------------------------------------------
Dividends from net investment income               (0.09)              (0.09)       (0.01)
--------------------------------------------------------------------------------------------------
Distributions from net realized gain                0.00               (0.06)        0.00
--------------------------------------------------------------------------------------------------
TOTAL FROM DISTRIBUTIONS:                          (0.09)              (0.15)       (0.01)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $ 27.15             $ 22.52      $ 21.01
--------------------------------------------------------------------------------------------------
Total Return (Not Annualized)                      20.98%               7.92%        3.41%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of period (000s)                 $21,807             $19,719      $18,508
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
(ANNUALIZED)
--------------------------------------------------------------------------------------------------
Ratios of expenses to average net                   0.97%               1.01%        0.96%
assets
--------------------------------------------------------------------------------------------------
Ratio of net investment income to                   0.69%               0.78%        1.27%
average net assets
--------------------------------------------------------------------------------------------------
Portfolio turnover                                    51%                 40%          83%
--------------------------------------------------------------------------------------------------
Average commission rate paid ($)                 $0.0633             $0.0799      $0.0702
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net                    0.97%                N/A          N/A
assets prior to waived fees and
reimbursed expenses
--------------------------------------------------------------------------------------------------
Ratio of net investment income to                   0.69%                N/A          N/A
average net assets prior to waived
fees and reimbursed expenses
--------------------------------------------------------------------------------------------------

(1) The Fund commenced operations on August 2, 1990.
(2) The Fund changed its fiscal year end to March 31

                            Plain English Equity Prospectus (October 8, 1997) 14


Small Cap Fund

Portfolio Managers: Jon Hickman (since 9/96)
-------------------
                    Steve Enos (since 9/96)
                    Kenneth Lee (since 6/97)

CLASS A SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses. These returns do not reflect sales loads and are not a guarantee of future performance.

INVESTMENT OBJECTIVE

     The Small Cap Fund seeks above-average, long-term capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index, before fees and expenses, over a time horizon of three to five years.

INVESTMENT POLICIES

     We actively manage a diversified portfolio of the common stock of growth-oriented smaller companies. We define smaller companies as those whose market capitalizations fall within the range of the Russell 2000 Index. As of July 1997, that range was between $171.1 million and $1.1billion. This range is expected to change frequently and we may sometimes invest in companies whose market capitalizations are smaller or larger than the range. We will, however, sell the stock of companies whose market capitalization grow above $2 billion.

     We invest in the common stock of domestic and foreign companies we believe have above-average prospects for capital growth, and that are involved in new or innovative products, services and processes.


PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .   in an actively managed, broadly-diversified portfolio of growth-oriented common stocks;
 .   in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;
 .   no more than 40% of our assets in initial public offerings or recent start-
    ups and newer issues;
 .   no more than 25% of our assets in foreign companies through American
    Depository Receipts or similar issues; and
 .   up to 15% of our portfolio in emerging markets;

     We may invest in preferred stock or investment-grade debt securities that are convertible into common stock, and in money market instruments to maintain liquidity, to meet expected redemption requests or as a temporary defensive measure when we believe that the basic investment strategy is not in the best interest of shareholders. Generally, these defensive investments are temporary and will not exceed 35% of total assets.

IMPORTANT RISK FACTORS

Please see the general risks section beginning on page ____.

This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:
 .   pay low or no dividends;
 .   have smaller market capitalizations;
 .   have less market liquidity;

                            Plain English Equity Prospectus (October 8, 1997) 15

 .   have no or relatively short operating histories, or are newly public companies or are initial public offerings;
 .   have aggressive capital structures including high debt levels; and
 .   are involved in rapidly growing or changing industries and/or new technologies.
Because we invest in such aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in higher-than-average portfolio turnover ratio, increased trading expenses, and short-term capital gains.

ADDITIONAL FUND FACTS

We have an annual dividend policy. You should not invest in the Fund if you are looking for monthly income.

             Plain English Equity Prospectus (October 8, 1997) 16


--------------------------------------------------------------------------------
                    SMALL CAP FUND(1) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                            FOR SHARES OUTSTANDING
--------------------------------------------------------------------------------
                              INSTITUTIONAL SHARE
--------------------------------------------------------------------------------

FOR PERIOD ENDED:                            Sept 30, 1997          March 31, 1997(2)      Sept. 30 1996
--------------------------------------------------------------------------------------------------------------
                                              Unaudited
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $     19.01            $     22.45            $     22.01
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (0.01)                  0.02                   0.00
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                    9.23                  (3.46)                  0.44
(loss) on investments
--------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                    9.22                  (3.44)                  0.44
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
--------------------------------------------------------------------------------------------------------------
Dividends from net investment income                0.00                   0.00                   0.00
--------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                0.00                   0.00                   0.00
--------------------------------------------------------------------------------------------------------------
TOTAL FROM DISTRIBUTIONS:                           0.00                   0.00                   0.00
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $     28.23            $     19.01            $     22.45
--------------------------------------------------------------------------------------------------------------
Total Return (Not Annualized)                      48.50%                (15.32)%                 2.00%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s)             $    59,637            $    29,200            $    24,553
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
(ANNUALIZED)
--------------------------------------------------------------------------------------------------------------
Ratios of expenses to average net                   0.75%(3)               0.75%(3)               1.60% (3)
assets
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to                  (0.10)% (3)             0.16%(3)              (1.15)% (3)
average net assets
--------------------------------------------------------------------------------------------------------------
Portfolio turnover                                   N/A                    N/A                     10%
--------------------------------------------------------------------------------------------------------------
Average commission rate paid                         N/A                    N/A            $    0.0800
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net                    1.32%(3)               1.65%(3)               1.63%(3)
assets prior to waived fees and
reimbursed expenses
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to                  (0.67)% (3)            (0.74)% (3)            (1.18)% (3)
average net assets prior to waived
fees and reimbursed expenses
--------------------------------------------------------------------------------------------------------------

  1  The Fund commenced operations on September 16, 1996.
  2  The Fund changed its fiscal year end to March 31.
  3 Ratio includes income and expenses allocated from the Master Portfolio. 4 The portfolio turnover and average commission rates for the Small Cap
     Master Portfolio during the period were 10% and $0.0800, respectively.

                            Plain English Equity Prospectus (October 8, 1997) 17



GENERAL RISK CONSIDERATIONS

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. Some risks are common to all the Stagecoach Funds. Chief among these risks is the following:

 .    Unlike bank deposits such as CD's or savings accounts, mutual funds are NOT
     INSURED BY THE FDIC.
 .    We CANNOT GUARANTEE that we will meet our investment objectives.
 .    We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions, such as selling agents or investment advisors, offer or promise to make good any such losses.
 .    Share prices--and therefore the value of your investment--WILL INCREASE AND
     DECREASE with changes in the value of the underlying securities and other investments. This is referred to as volatility.
 .    Investing in any mutual fund, including the most conservative, involves
     RISK, INCLUDING THE POSSIBLE LOSS OF ANY MONEY YOU INVEST.
 .    No single Fund, by itself, constitutes a complete investment plan.

Some of our mutual funds invest in securities that involve particular kinds of risk.

 .    Funds that invest in equities are subject to EQUITY MARKET RISK, which is the risk that stock prices will fluctuate and can decline and reduce the value of the portfolio. Certain types of stock and certain stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity market, as measured by the S&P 500 Index and other commonly used indexes, is trading at or close to record levels. There can be no guarantee that these performance levels will continue.
 .    Funds that invest in debt instruments, such as notes and bonds, are subject to CREDIT RISK and INTEREST-RATE RISK. Credit risk is the chance that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest-rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
 .    Funds that invest in SMALLER COMPANIES, FOREIGN COMPANIES (including investments made through American Depository Receipts and similar instruments), and in EMERGING MARKETS are subject to additional risks, including less liquidity and greater volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

We may invest a portion of our assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.

We may also use certain DERIVATIVE instruments such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

                          Plain English Equity Prospectus (October 8, 1997) 18


What follows is a general list of the types of risks that may affect a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional Information.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of investment made in a security denominated in that foreign currency.

Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Liquidity Risk--The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of stock, bond or other security will reduced by market activity. This is the basic risk associated with all securities investments.

Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

                          Plain English Equity Prospectus (October 8, 1997) 19

----------------------------------------------------------------------------------------------------
                                                                     B      E       G       S
                                                                     A      Q       R       M
                                                                     L      U       O       A
                                                                     A      I       W       L
 This table lists some of the additional investment practices of     N      T       T       L
 the Funds, including some not disclosed in the Investment           C      Y       H
 Objectives and Investment Policies sections of the Prospectus.      E                      C
 THE RISKS INDICATED AFTER THE DESCRIPTION OF THE PRACTICE ARE       D      V               A
 NOT THE ONLY POTENTIAL RISKS ASSOCIATED WITH THAT PRACTICE, BUT            A               P
 ARE AMONG THE MORE PROMINENT. Market risk is assumed for each.             L
 See the Investment Objectives and Policies or the Statements of            U
 Additional Information for limits on these practices.                      E
----------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE/RISK
----------------------------------------------------------------------------------------------------
 Floating and Variable Rate Debt - Instruments with interest
 rates that are adjusted either on a schedule or when an index       x      x       x       x
 or benchmark changes. Interest Rate and Credit Risk
----------------------------------------------------------------------------------------------------
 Inverse Floating Debt - Instruments that have interest rates
 that reset inversely to current market rates. Interest Rate,               x
 Credit and Experience Risk
----------------------------------------------------------------------------------------------------
 Repurchase Agreements--A transaction in which the seller of a
 security agrees to buy back a security at an agreed upon time       x      x       x       x
 and price, usually with interest. Credit Risk
----------------------------------------------------------------------------------------------------
 Other Mutual Funds--The temporary investment in shares of an
 unaffiliated investment company.                                    x      x       x       x
----------------------------------------------------------------------------------------------------
 Foreign Securities--Securities issued by a non-U.S. company or debt of a foreign government in the form of an American
 Depository Receipt or similar instrument. Information,              x      x       x       x
 Political, Regulatory, Diplomatic and Currency Risk.
----------------------------------------------------------------------------------------------------
 Emerging Markets--Investments in companies located or operating in countries considered developing or to have "emerging" stock
 markets. Generally, these investments have the same type of         x              x       x
 risks as Foreign Securities but to a higher degree.
 Information, Political, Regulatory, Diplomatic and Currency
 Risk.
----------------------------------------------------------------------------------------------------
 Options--The right or obligation to receive or deliver a
 security or cash payment depending on the security's price or the performance of an index or benchmark. Credit, Information
 and Liquidity Risk                                                  x      x               x
 Options on Specific Securities                                                             x
 Options on a Stock Index                                                   x
 Stock Index Futures to protect liquidity and portfolio value.
----------------------------------------------------------------------------------------------------
 Privately Issued Securities--Securities that are not publicly
 traded but which may be resold in accordance with Rule 144A of      x      x       x       x
 the Securities Act of 1933. Liquidity Risk
----------------------------------------------------------------------------------------------------
 Loans of Securities--The practice of loaning securities to
 brokers dealers and financial institutions to increase return       x      x       x       x
 on those securities.  Loans may be made in accordance with
 existing investment objectives. (Loans from the Small Cap Fund may not exceed 33 1/3% of assets). Credit Risk.
----------------------------------------------------------------------------------------------------
 Borrowing Policies--The ability to borrow an equivalent of 10%
 of total assets from banks for temporary purposes to meet           x      x       x       x
 shareholder redemptions. Borrowing may be secured by a pledge of up to 10% of the securities and investments may not be
 purchased if borrowing exceeds 5% of assets. Credit Risk
----------------------------------------------------------------------------------------------------
 Illiquid Securities--As defined in the Glossary, illiquid           15      15      10      15
 securities are limited to the percentage indicated for each
 Fund.
----------------------------------------------------------------------------------------------------

                          Plain English Equity Prospectus (October 8, 1997) 20

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

The Investment Objectives described for each Fund are fundamental and cannot be changed without approval by vote of a majority of shareholders.

In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statements of Additional Information for additional discussion involving risk and investment practices.

                          Plain English Equity Prospectus (October 8, 1997) 21

YOUR ACCOUNT

Minimum Investments:
 . $1,000,000.00 per Fund minimum initial investment;
 . $25,000.00 per Fund for all investments after the first;
 . Investors in certain various fiduciary accounts and certain other investors are not subject to minimum initial or subsequent investment amount requirements.

 . BUYING SHARES

You can buy Fund shares at Net Asset Value (NAV) through affiliate, franchise or correspondent banks of Wells Fargo and other select institutions. Individual investors interested in purchasing Institutional shares of the Funds should contact an account representative at an institution and should understand the following:
 . share purchases are made through your Customer Account at an institution and are executed and confirmed according to the terms of Customer Account involved;
 . institutions, acting on behalf of their customers, are usually holders of record of Institutional shares and maintain records reflecting their customers' beneficial ownership of the shares;
 . institutions are responsible for transmitting purchase orders by their customers and delivering required payment on a timely basis;
 . the exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the customer's account agreement with the Institution;
 . institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds.
  See "The Organization of the Funds" for further details about these fees.


Additional Important Information about Investing:

 . Read this prospectus carefully. Discuss any questions you have with your account representative. You may also ask for copies of the Statements of Additional Information. Copies are available free of charge from your account representative or by calling 1-800 260-5969.
 . We process requests to buy or sell shares every business day at the close of business on the New York Stock Exchange, usually at 1:00 PM Pacific Time. Any request we receive in proper form before the close of business is processed the same business day. Requests we receive after the close are processed the next business day.
 . It is the nature of a mutual fund investment that the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.
 . We determine the Net Asset Value (NAV) of each class of the Fund's shares each business day as of the close of the New York Stock Exchange. We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statements of Additional Information for further disclosure.
 . Your institution may require additional paperwork for certain types of account registrations, such as a Trust. Please speak to your account representative at the institution for details.

SELLING SHARES

Institutional shares held on behalf of an institution's customers must be redeemed in accordance with the account agreement governing the customer's account at the institution. Please read your account agreement with your institution for rules governing selling shares. General Notes for Selling
Shares:
 . We will process redemption requests we receive in proper form before the close of the New York Stock Exchange, usually 1:00 P.M. Pacific Time, at the NAV determined on the same business day.
 . Redemption Proceeds are usually wired to the redeeming institution the following business day.

                          Plain English Equity Prospectus (October 8, 1997) 22


 . We reserve the right to delay payment of redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of r edemptions may also be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions may also be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
 . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.

If you do not have a relationship with an Institution, you may redeem shares by writing or calling us directly. Redemption proceeds in such cases are usually sent by check unless a wire transfer is requested. We will act on instructions that we reasonably believe to be genuine.

                          Plain English Equity Prospectus (October 8, 1997) 23

EXCHANGES

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:
 . You will need to read the Prospectus for the Fund into which you wish to exchange.
 . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.
 . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.
 . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.
 . In order to discourage market timing and excessive transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

WIRE PURCHASE INSTRUCTIONS FOR INSTITUTIONS:

Initial Purchase:
If you do not currently have an account, complete a Stagecoach Funds application. You must wire at least $1,000,000.00. Be sure to indicate the Fund name and the share class into which you intend to invest.
Mail the completed application to: Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-9201.
You may also fax the completed application (with original to follow) to: 1-415-546-0280.

In Table on left:
Wells Fargo Bank, N.A.
San Francisco California
Bank Routing Number 121000248
Wire Purchase Account Number: 4068-000587
Attention: Stagecoach Funds (Name of Fund and Share Class)
Account Name: (Registration Name Indicated on Application

                            Plain English Equity Prospectus (October 8, 1997) 24

ADDITIONAL SERVICES AND POLICIES

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

You may choose to do any of the following:
 . AUTOMATIC REINVESTMENT OPTION - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.
 . FUND PURCHASE PLAN - Uses your distributions to buy shares at NAV of another
  Stagecoach Fund of the same share class or a Money Market Fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.
 . AUTOMATIC CLEARING-HOUSE OPTION - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.
 . CHECK PAYMENT OPTION - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

Call Out - "Two Things to Keep In Mind About Distributions" - Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.

TAXES

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income. Corporate shareholders may be able to exclude a portion of dividend income from their taxable income.

Long-term capital gains earned by a Fund will be passed on to you as capital gains and will be taxable to you as long-term capital gains. In general, distributions are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31.

Your redemptions will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents may also be subject to tax withholding.

Additional details about the tax consequences of investing are available to you in the Statements of Additional Information. The discussion of taxes is only a summary based on laws in effect as of the date of this Prospectus and is not a substitute for careful tax planning

SPECIAL NOTICES:

HISTORICAL FUND INFORMATION--
Balanced Fund-- The Fund operated as a series of Pacifica Funds Trust from its commencement of operations until it was reorganized as a series of Stagecoach Funds, Inc. on September 6, 1996. In conjunction with the reorganization existing Investor Shares were converted into Class A shares of the Fund. Prior to April 1, 1996, the Fund was advised by First Interstate Capital Management, Inc. ("FICM") In connection with the merger of First Interstate Bancorp into Wells Fargo & Co. on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Equity Value Fund-- The Fund operated as a series of Pacifica Funds Trust from its commencement

                          Plain English Equity Prospectus (October 8, 1997) 25

of operations until it was reorganized as a series of the Company on September 6, 1996. In connection with the reorganization, existing Investor Shares were converted into Class A shares of the Fund. Prior to April 1, 1996, the Fund was advised by First Interstate Capital Management, Inc. ("FICM"). In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Strategic Growth Fund-- Strategic Growth Fund--On December 12, 1997, the Overland Express Strategic Growth Fund was reorganized as the Strategic Growth Fund of the Stagecoach Funds, Inc. For accounting purposes, the Overland Express Fund is considered the surviving entity and the financial highlights shown are for the Class A and D shares of the Overland Fund. The Overland Fund did not offer Class B shares, therefore no Class B shares are shown in the Financial Highlights.

Share Class: This prospectus contains information about Institutional shares. Some of the Funds may offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in the Funds.

Minimum Account Value - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000,000.00 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements - Institutions or their nominees typically send their investors a confirmation or statement of account after every transaction that affects their share balance. We will send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Statements of Additional Information- Additional information about some of the topics discussed in This Prospectus as well as details about return calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1 800-222-8222.

Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statements of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights--All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A Fund's shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the SAI.

                          Plain English Equity Prospectus (October 8, 1997) 26


ORGANIZATION AND MANAGEMENT OF THE FUNDS

A number of different companies and divisions perform the various tasks that are required for a mutual fund company. This section shows how the Funds are organized, who performs which of the various roles and what compensation they receive. Further information is available in the Statement of Additional Information for each Fund.

ABOUT STAGECOACH

Each Fund is one of 32 of the Stagecoach Funds, Inc. Stagecoach was organized on September 9, 1991 as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. Some of these service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies or considering, where applicable, matters affecting a Master Portfolio.


                                 SHAREHOLDERS


                         FINANCIAL SERVICES FIRMS AND
                             THEIR REPRESENTATIVES

                        Advise current and prospective
                    shareholders on their Fund investments

DISTRIBUTOR                ADMINISTRATOR               TRANSFER and             HAREHOLDER
& CO-ADMINISTRATOR                                     DIVIDEND DISBURSING      SERVICING
                                                       AGENTS                   AGENTS
Stephens Inc.              Wells Fargo Bank            Wells Fargo Bank         Various Agents
111 Center St.             525 Market St.              525 Market St.
Little Rock, AR            San Francisco, CA           San Francisco, CA

Markets the Funds,         Manages the Funds'          Maintains records of     Provide services to
distributes shares,        business activities         shares and supervises    customers
and manages the Funds'                                 the paying of dividends
business activities

            INVESTMENT ADVISOR                                  CUSTODIAN

            Wells Fargo Bank                                    Wells Fargo Bank
            525 Market St.                                      525 Market St.
            San Francisco, CA                                   San Francisco, CA

            Manage the Funds' investment                        Provides  safekeeping for
            activities                                          the Funds' assets


                              BOARD OF DIRECTORS

                       Supervises  the Funds' activities

                          Plain English Equity Prospectus (October 8, 1997) 27

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information for each fund has more detailed information about the Investment Advisor and the other service providers and plans described here.

THE INVESTMENT ADVISOR

Wells Fargo Bank is the advisor for each of the Funds.   Wells Fargo Bank,
founded in 1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells & Fargo and Co., a national bank holding company. As of August 1, 1997 Wells Fargo Bank and its affiliates managed over $57 billion in assets. The Funds paid Wells Fargo the following for advisory services for the fiscal period ended March 31, 1997:

Balanced Fund        .54%

Equity Value Fund    .50%

Growth Fund          .50%

Small Cap Fund*      .60%

*Prior to December 15, 1997, the Strategic Growth Fund and the Small Cap Fund each invested all of its assets in a master portfolio with the same investment objective. The management fee shown was charged to and paid by the master portfolio.

THE ADMINISTRATOR

Wells Fargo Bank is the administrator of the Funds. Wells Fargo is paid .04% for these services.

THE DISTRIBUTOR AND CO-ADMINISTRATOR

Stephens Inc. is the Funds' distributor and co-administrator.  Stephens receives
 .02% for its role as co-administrator. Stephens also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Funds' shares.


SHAREHOLDER SERVICING PLAN

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services we pay as follows:


                     Institutional

Balanced Fund        .25%

Equity Value Fund    .25%

Growth Fund          .25%

Small Cap Fund       .25%

                          Plain English Equity Prospectus (October 8, 1997) 28

PORTFOLIO MANAGERS - The following is a list of portfolio managers identified within the various Funds' summaries. More detailed biographical information is available in the Statements of Additional Information.


JON R. HICKMAN
Member of Wells Fargo Equity Strategy Committee
Over 16 years of experience, he has been with Wells Fargo since 1986.

STEVE ENOS, CFA,
Member of the Wells Fargo Growth Stock Team, Security Analysts of San Francisco With Wells Fargo since 1993 after working for Dolan Capital Management from 1991 to 1993.

TAMRYA D. THOMAS, CFA
MANAGING DIRECTOR AND CHIEF FIXED INCOME OFFICER
Chief Fixed Income Strategies and Chair of the Fixed Income Policy Committee. With Wells Fargo since 1988.

BRIAN MULLIGAN, CFA
Vice-President and Manager of San Francisco Investment Office
With Wells Fargo since 1986.


KENNETH LEE,
With Wells Fargo since 1993. Was with Wells Fargo Nikko Investment Advisors and Dean Witter prior to 1993


CHRIS GREEN
Joined Wells Fargo in 1997. Worked for Hambrecht & Quist from 1994 -97 and for GB Capital Management for two years prior to that. Worked for Wood Island Associates prior to GB Capital.


KELLI HILL
With Wells Fargo since 1987.

REX WARDLAW, CFA
With Wells Fargo since 1986.


ALLEN WISNIEWSKI, CFA,  SENIOR PORTFOLIO MANAGER
Member of Los Angeles Society of Financial Analysts.
With Wells Fargo since 1987.

                          Plain English Equity Prospectus (October 8, 1997) 29

GLOSSARY

ACH--Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

American Depository Receipts -Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning equity in foreign companies

Business Day - Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation, Capital Growth - The increase in the value of a share. See also "total return".

Capitalization - When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by their price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization".

Capital Structure--Refers to how a company has raised money to operate. Can include borrowing or selling stock.

Convertible Debt Securities-Bonds or notes that are exchangeable for common stock at a set price on a set date or at the election of the holder.

Current Income--Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".

Derivatives- Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions - Dividends and/or capital gains paid by a Fund on its shares.

Diversified--A diversified fund, as defined by the Investment Company Act, is one that has a policy of investing in cash, Government securities and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.

Dollar-Denominated--Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration--A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets - Markets associated with a country that is considered by the International Finance Corporation to have an "emerging" stock market.

FDIC- The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. FDIC insurance does not apply to mutual funds.

Illiquid Security--A security which can not be easily sold, or can not be sold without negatively affecting the price.

Initial public offering- The first time a company's stock is offered for sale to the public.

Investment Grade - A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay

                          Plain English Equity Prospectus (October 8, 1997) 30


interest and repay principal, although some investment grade bonds may have some speculative characteristics.


Liquidity -The ability to quickly sell a security without affecting the price.

Market Timing - The belief that by guessing correctly, an investor can profit by selling out of the market when prices are high and buying when prices are low.

Moody's - One of the largest nationally recognized ratings organizations.

Nationally Recognized Ratings Organization (NRRO) - A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV) - The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.

Non-Diversified--Any fund that does not have a policy as described under "diversified" in this glossary.

Options - An option is the right to buy or sell a security based on an agreed upon price for an agreed upon time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP) - The NAV with the sales load added.

Price-to-earnings ratio - The ratio between a stock's price and its historical, current or anticipated earnings. Low P/E ratios typically indicate a high yield. High P/E ratios are a characteristic of growth stocks which generally have low current yields.

Repurchase Agreement - An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Russell 2000 Index - An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.

Selling Agent - A person who has an agreement with the Fund's distributor that allows them to sell Fund shares.

Senior Securities - A security that has a priority claim to a company's assets. For example, a bondholder has the right to receive a share of a company's assets before a common stock holder does in the event of a company's liquidation.

Shareholder Servicing Agent - Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee- A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P- One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the US economy.

                            Plain English Equity Prospectus (October 8, 1997) 31

Statement of Additional Information - A document that supplements and continues the disclosures made in the Prospectus.

Taxpayer Identification Number - Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total return - The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.

Turnover Ratio - The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued - Describes a stock that is believed to be worth more than its current selling price.

U.S. Government obligations--Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Value Strategy - A type of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its true value.

Warrants - The right to buy a stock at a set price for a set time.

Zero Coupon Bonds--Bonds that make no periodic interest payments and which are usually sold at a discount of their face value.

[Back cover]

                            Plain English Equity Prospectus (October 8, 1997) 32

You may wish to review the following documents:

Statement of Additional Information--supplements and continues the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report--provides certain financial information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of charge by calling 1-800-222-8222 or from Stagecoach Funds
PO Box 7066
San Francisco, CA 94120-7066

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY
OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE
AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS
OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS
FARGO BANK, N.A. ("WELLS FARGO BANK"), OR ANY OF
ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL
DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL
RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN
INVESTMENT IN A FUND INVOLVES CERTAIN RISKS,
INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                           STAGECOACH
                     INCOME FUNDS PROSPECTUS


                     Intermediate Bond Fund

                 Short-Term Government-Corporate
                           Income Fund

                    Short-Intermediate U.S.
                    Government Income Fund

                  U.S. Government Income Fund

                 Variable Rate Government Fund


                     Institutional Shares

                       February 1, 1998

              Investment Advisor and Administrator
                       Wells Fargo Bank

                 Distributor and Co-Administrator
                           Stephens Inc.

                  Income Funds Prospective/Plain English (November 2,, 1997) - 2

FOR YOUR INFORMATION

What is a prospectus? - A prospectus provides you with the information you need in order to make an informed investment decision. It states how a Fund operates and invests its assets.

What is different about this Prospectus? - We have rewritten our Prospectus in "Plain English" to make it easier to read and understand. We have also grouped some of the most important Fund information together.

How is the Fund information organized? - After important summary information and the expense fee table, each Fund's investment objectives and financial highlights are presented. The icons below tell you where various types of information can be found.

What else do I need to understand these Funds? - Each Fund has a "Statement of Additional Information" that continues and supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies without charge by calling 1 800-222-8222.

(icon) Investment Objectives and Policies: What is the Fund trying to achieve? How do we intend to invest your money? What makes it different from the other Funds offered in this Prospectus? Look for the check-mark icon to find out.

(icon) Portfolio Holdings: A quick summary of a Fund's key permitted investments and practices.

(icon) Important Risk Factors: What are some of the key risk factors particular to this Fund? Use this information together with the "General Risk Considerations" on page ___ when considering whether this Fund is right for you.

(icon) Additional Fund Facts: Provides additional key information for each Fund.

                  Income Funds Prospective/Plain English (November 2,, 1997) - 3

SUMMARY INFORMATION

Summary of Stagecoach Income Funds: The Funds described in this Prospectus invest primarily in debt securities and seek to distribute monthly income and varying degrees of principal stability. Each Fund is a series of an open-end management investment company

Should you consider investing? Yes, if:
 .    you are looking to add an income investment to your portfolio;
 .    you are looking for monthly income;
 .    you are looking for more stability of principal than equity funds typically provide;
 .    you are willing to accept the risks of income investing, including the risk that share prices may fluctuate.

You should not invest if:
 .    you are looking for FDIC coverage or guaranteed rates of return;
 .    you are unwilling to accept that you may lose money on your investment;
 .    you are unwilling to accept the risks involved in the bond market; or
 .    you are looking for returns characteristic of equity investments.

Key Information:

What are Institutional shares?: Institutional shares are typically held for your benefit by affiliate, franchise or correspondent banks of Wells Fargo and other select institutions. The Funds offered here are available in other share classes. A prospectus for additional share classes can be obtained by calling 1 800-222-8222.

Dividends: We will pay dividends, if any, monthly.

Who are "We"?: In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of The Funds" further explains how the Funds are organized.

Who are "You"?: In this Prospectus, "You" means the shareholder.

Key terms: "Debt securities" is used in this Prospectus to refer to a broad variety of fixed-income and variable-rate securities including bonds, bills, notes, mortgage-backed securities. "Instruments" is used to describe a negotiable contract or promise to pay money, such as a Certificate of Deposit or a Banker's Acceptance. The "Portfolio Holdings" and "Additional Practices" table will describe the particular instruments and securities used for each Fund.

Italics: Throughout this Prospectus, words will appear in italicized print. This means that the word is defined in the Glossary beginning on page ___.

                  Income Funds Prospective/Plain English (November 2,, 1997) - 4

HOW TO READ THE FINANCIAL HIGHLIGHTS

After each Fund's Investment Objective and Investment Policies, charts are provided showing important financial information about Fund. The charts are called "Financial Highlights" and are designed to help you understand the past performance of each Fund. The financial statements, from which these Financial Highlights were derived, were audited by KPMG Peat Marwick LLP except as indicated. The financial statements are available in the Fund's most recent Annual Report and are available free of charge by calling 1-800-222-8222. The statements were audited by KPMG Peat Marwick LLP. Other auditors audited statements for the Intermediate Bond Fund for periods prior to October 1, 1995 and for the Growth and Income Fund prior to January 1, 1992. Here is an explanation of some terms that will help you interpret these charts.

NET ASSET VALUE (NAV)--The value of one share of a class of a Fund, excluding any sales charge. See the Glossary for a fuller definition.

NET INVESTMENT INCOME--When we receive dividend or interest payments from an investment or earn trading profits, we deduct management fees, administrative and other expenses and then record the result as net investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions-Dividends from Net Investment Income."

NET REALIZED AND UNREALIZED CAPITAL GAINS--We buy and sell investments frequently. The profit on an investment sold for more than its purchase price is a realized capital gain while any loss is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The number in this category is the total gains or losses of a class divided by the number of outstanding fund shares for that class. The amount of capital gain or loss per share that was passed on to shareholders is listed under the heading "Less Distributions-Distributions From Net Realized Gains."

NET ASSETS--The value of the investments in a Fund's portfolio that are attributable to a particular class of the Fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS--This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administrative and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS--This ratio is the result of dividing net investment income (or loss) by average net assets.

TOTAL RETURN--The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, and excludes sales loads.

                  Income Funds Prospective/Plain English (November 2,, 1997) - 5

Summary of Expenses

This table is intended to help you understand the various costs and expenses you will pay directly or indirectly as a shareholder in a Fund. It does not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an investment in a Fund. See the "Organization and Management of The Funds" for more details.

SHAREHOLDER TRANSACTION EXPENSES
-----------------------------------------------------------------------------------------
                                         Intermediate SIUSGIF U.S. Government Income
-----------------------------------------------------------------------------------------
                                         Institutional    Institutional    Institutional
-----------------------------------------------------------------------------------------
Maximum Sales charge on a purchase (as
a percentage of offering price).         None             None             None
-----------------------------------------------------------------------------------------
Maximum sales charge on reinvested
dividends.                               None             None             None
-----------------------------------------------------------------------------------------
Maximum sales charge imposed on
redemptions.                             None             None             None
-----------------------------------------------------------------------------------------
Exchange Fees                            None             None             None
-----------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Expenses shown "before waivers" are based contract amounts while expenses shown "after waivers" represent amounts expected to be incurred during the current fiscal year. Expense waivers are voluntary and may be discontinued without notice.
-------------------------------------------------------------------------------

                                          Intermediate SIUSGIF U.S. Government Income
-----------------------------------------------------------------------------------------
                                          Institutional    Institutional    Institutional
-----------------------------------------------------------------------------------------
Rule 12b1Fee                              None             None             None
-----------------------------------------------------------------------------------------
Management Fee
(after waivers or reimbursement)          0.23%            0.26%            0.32%
-----------------------------------------------------------------------------------------
Other expenses
(after waivers or reimbursement)          0.69%            0.64%            0.51%
-----------------------------------------------------------------------------------------
Total Fund Operating Expenses
(after waivers or reimbursement)          0.92%            0.90%            0.83%
-----------------------------------------------------------------------------------------
Management Fee
(before waivers or reimbursement)         0.50%            0.50%            0.50%
-----------------------------------------------------------------------------------------
Other expenses
(before waivers or reimbursement)         0.72%            0.52%            0.67%
-----------------------------------------------------------------------------------------
Total Fund Operating Expenses
(before waivers or reimbursement)         1.22%            1.02%            1.17%
-----------------------------------------------------------------------------------------

EXAMPLE OF EXPENSES--The example is not a representation of past or future expenses, and actual expenses may be higher or lower than those shown.
--------------------------------------------------------------------------------

                                          Intermediate SIUSGIF   U.S. Government Income
-----------------------------------------------------------------------------------------
You would pay the following expenses      Institutional    Institutional    Institutional
on a $1,000 investment assuming a 5%
annual return, and that you redeem
your shares at the end of each period.
-----------------------------------------------------------------------------------------
               1 Year                         $  9             $  9             $  8
-----------------------------------------------------------------------------------------
               3 Years                          29               29               26
-----------------------------------------------------------------------------------------
               5 Years                          51               50               46
-----------------------------------------------------------------------------------------
               10 Years                        113              111              103
-----------------------------------------------------------------------------------------

                  Income Funds Prospective/Plain English (November 2,, 1997) - 6

U.S. Government Income Fund

Portfolio Managers:   Tamyra Thomas (since 7/96)
-------------------
                      Paul Single (since 5/95)


INVESTMENT OBJECTIVE

          The U.S. Government Income Fund seeks a long-term total rate of return through preserving capital and earning high interest income by investing principally in a portfolio of U.S. Government mortgage pass-through securities, consisting primarily of securities issued by GNMA, FNMA and FHLMC.

INVESTMENT POLICIES

          We actively manage a diversified portfolio of U.S. Government mortgage pass-through securities (including those issued by GNMA, FNMA and FHLMC), U.S. Treasury securities and repurchase agreements.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .    at least 65% of our total assets in mortgage pass-through securities; and
 .    in Treasury securities and repurchase agreements collateralized by U.S.
     Government obligations.

          We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

RISK FACTORS

For general information on risk, please see page ___.

The United States Government guarantees the timely payment of interest and principal of GNMA and Treasury securities with its full faith and credit. FNMA and FHLMC securities, however, are guaranteed by the issuing agencies and not by the U.S. Government. There is no guarantee that the U.S. Government will support FNMA and FHLMC securities if they are unable to meet their obligations. The U.S. Government does not directly or indirectly insure or guarantee the performance of the Fund. Mortgage-backed securities are subject to the risk that homeowners may refinance existing mortgages to take advantage of lower rates. Such "prepayments" result in an early return of principal that is then reinvested at what is likely to be a lower yield.

ADDITIONAL FUND FACTS

There are no Financial Highlights for the Fund. See page ___ for Historical Fund information.

Mortgage pass-through securities are residential home mortgages bundled together and sold as a single security. Mortgage payments are "passed through" the issuing agency to the security's holder as interest and principal payments. GNMA securities are commonly known as "Ginnie Maes," FNMA as "Fannie Maes" and FHLMC as "Freddie Mac".

                  Income Funds Prospective/Plain English (November 2,, 1997) - 7

Intermediate Bond Fund

Portfolio Managers:  Scott Smith (since 9/96)
-------------------
                     Tamyra Thomas (since 9/96)

          The Intermediate Bond Fund seeks to provide investors with a high level of current income consistent with the preservation of capital and the maintenance of liquidity.

INVESTMENT POLICIES

          We actively manage a broad range of corporate debt, U.S. Government obligations and other debt securities and instruments. When deciding the allocation between corporate and U.S. Government debt, we consider the differences between the yields for corporate and government bonds, as well as the yield differences for various corporate sectors, and the current economic cycle's likely effect on the various types of bonds. When buying individual securities, we consider credit-quality and the security's attractiveness. The portfolio is diversified.
          Under normal market conditions, we will maintain a dollar-weighted average portfolio maturity of between 3 and 10 years.

PORTFOLIO HOLDINGS

Under normal market conditions, the Fund will invest:
 .    at least 65% of our total assets in corporate and government bonds;
 .    no more than 20% of total assets in the dollar-denominated debt of foreign issuers; and
 .    in zero-coupon bonds, repurchase agreements, municipal bonds, and obligations convertible into common stock.

See the table on page ___ in the "Risk and Additional Policies" section for other acceptable investments.

          The debt obligations we buy for the portfolio generally will be rated "BBB" (S&P) or "Baa" (Moody's) or better. We may also invest in unrated debt obligations that we feel are of comparable quality. The dollar-weighted average credit quality of the corporate bonds will be "A" or better. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

RISK FACTORS

For general information on risk, please see page ___.

ADDITIONAL FUND FACTS

          As a general matter, we will not invest in common stocks. Common stock received through the conversion of convertible securities will be sold as soon as possible in an orderly manner.

                  Income Funds Prospective/Plain English (November 2,, 1997) - 8

---------------------------------------------------------------------------------------------------------------------------
                                      INTERMEDIATE BOND FUND (2) -- FINANCIAL HIGHLIGHTS
                                                   FOR SHARES OUTSTANDING
                                                    INSTITUTIONAL SHARE
---------------------------------------------------------------------------------------------------------------------------

FOR PERIOD ENDED:                                   Sept 30,     March 31,    Sept. 30, 1996     Sept. 30,     May 31, 1995
                                                      1997        1997 (1)                        1995(3)
---------------------------------------------------------------------------------------------------------------------------
                                                    Unaudited
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $ 14.30       $ 14.52       $ 14.76        $   14.77         $ 14.36
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                             0.46          0.46          0.85             0.30            0.91
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on               0.36         (0.22)        (0.23)           (0.01)           0.47
investments
---------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                         0.82          0.24          0.62             0.29            1.38
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    (0.46)        (0.46)        (0.85)           (0.30)          (0.97)
---------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                     0.00          0.00         (0.01)(4)        (0.00)          (0.00)
---------------------------------------------------------------------------------------------------------------------------
TOTAL FROM DISTRIBUTIONS:                               (0.46)        (0.46)        (0.86)           (0.30)          (0.97)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $ 14.66       $ 14.30       $ 14.52        $   14.76         $ 14.77
---------------------------------------------------------------------------------------------------------------------------
Total Return (Not Annualized)                            5.83%         1.64%         4.19%            6.14%(5)       10.13%
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s)                      $40,958       $42,386       $44,348        $  55,628         $56,087
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------------
Ratios of expenses to average net assets                 0.75%         0.75%         0.73%            0.89%           0.81%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net            6.38%         6.32%         5.82%            5.94%           6.35%
assets
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                         35%           28%           96%              54%             76%
---------------------------------------------------------------------------------------------------------------------------
Average commission rate paid                              N/A           N/A           N/A              N/A             N/A
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior            1.25%         1.22%         0.89%            0.94%           0.85%
to waived fees and reimbursed expenses
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net            5.88%         5.85%         5.66%            5.89%           6.31%
assets prior to waived fees and reimbursed
expenses
---------------------------------------------------------------------------------------------------------------------------



                                           INTERMEDIATE BOND FUND (2) -- FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------
                                                         FOR SHARES OUTSTANDING
                                                           INSTITUTIONAL SHARE
---------------------------------------------------------------------------------------------------------------------------------

FOR PERIOD ENDED:                              May 31, 1994  May 31, 1993  May 31, 1992  May 31, 1991  May 31, 1990  May 31, 1989
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $ 15.72        $ 15.69       $ 15.52       $ 15.08       $ 15.13       $ 15.00
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                     0.99           1.17          1.14          1.25          1.26          1.22
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on      (0.90)          0.40          0.65          0.54         (0.05)         0.08
investments
--------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                 0.09           1.57          1.79          1.79          1.21          1.30
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income            (0.85)         (1.04)        (1.41)        (1.25)        (1.26)        (1.17)
--------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain            (0.60)         (0.50)        (0.21)        (0.10)          ---           ---
--------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM DISTRIBUTIONS:                       (1.45)         (1.54)        (1.62)        (1.35)        (1.26)        (1.17)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $ 14.36        $ 15.72       $ 15.69       $ 15.52       $ 15.08       $ 15.13
--------------------------------------------------------------------------------------------------------------------------------
Total Return (Not Annualized)                    0.35%         10.42%        11.96%        12.36%         8.25%         9.07%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s)              $58,199        $61,207       $54,203       $54,074       $79,471       $74,002
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------------------------
Ratios of expenses to average net assets         0.79%          0.76%         0.68%         0.66%         0.68%         0.69%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net    5.33%          6.01%         7.14%         8.00%         8.25%         8.25%
assets
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                163%           146%          102%           78%           32%           36%
--------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid                      N/A            N/A           N/A           N/A           N/A           N/A
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior    0.82%          0.79%         0.73%         0.71%         0.73%         0.74%
to waived fees and reimbursed expenses
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net    5.30%          5.98%         7.09%         7.95%         8.20%         8.20%
assets prior to waived fees and reimbursed
expenses
--------------------------------------------------------------------------------------------------------------------------------

1. The Fund changed its fiscal year-end to March 31 from September 30.
2. The Fund commenced operations on June 1, 1988. See page ___ for historical information.
3. The Fund changed its fiscal year-end from May 31 to September 30.
4. Represents tax return of capital.
5. Annualized.
6. The Fund changed its fiscal year end from September 30 to March 31.

     Institutional Income Funds Prospectus (November 3, 1997) - 9

Short-Intermediate U.S. Government Income Fund

Portfolio Managers:  Jeff Weaver (since 7/96)
-------------------
                     Madeleine Gish (since 7/96)

INVESTMENT OBJECTIVE

          The Short-Intermediate U.S. Government Income Fund seeks to provide investors with current income while preserving capital, by investing primarily in a portfolio consisting of short- to intermediate term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

INVESTMENT POLICIES

          We seek current income by actively managing a diversified portfolio consisting primarily of short-to intermediate-term U.S. Government obligations. We may invest in securities of any maturity. Under ordinary circumstances, we expect to maintain a dollar-weighted effective average maturity of between 2 and 5 years. We seek to preserve capital by shortening average maturity when interest rates are expected to increase and to increase total return by lengthening maturity when interest rates are expected to fall.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .    at least 65% of our total assets in U.S. Government obligations;
 .    in investment grade corporate debt securities including asset-backed securities;
 .    in repurchase agreements;
 .    no more than 5% of our total assets in securities downgraded below investment grade after we acquired them;
 .    up to 25% of our assets in dollar-denominated debt of U.S. branches of foreign banks or foreign branches of U.S. banks; and
 .    in Stripped Treasury securities, adjustable-rate mortgage securities, adjustable portions of collateralized mortgage obligations.

          We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.


IMPORTANT RISK FACTORS

For general information on risk, please see page ______.

Stripped Treasury securities have greater interest rate risk than traditional government securities with identical credit ratings. The U.S. Government does not directly or indirectly insures or guarantees the performance of the Fund.

ADDITIONAL FUND FACTS

                   Institutional Income Funds Prospectus (November 3, 1997) - 10

-------------------------------------------------------------------------------
SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND (2) -- FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
                            For Shares Outstanding
-------------------------------------------------------------------------------
                              INSTITUTIONAL SHARE
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
FOR PERIOD ENDED:                        Sept 30 1997      March 31, 1997(1)     Sept 30, 1996
-----------------------------------------------------------------------------------------------
                                           Unaudited
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  9.45            $  9.54             $   9.46
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
-----------------------------------------------------------------------------------------------
Net investment income (loss)                    0.25               0.34                 0.03
-----------------------------------------------------------------------------------------------
Net realized and unrealized gain                0.23              (0.09)                0.08
 (loss) on investments
-----------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                0.48               0.25                 0.11
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
-----------------------------------------------------------------------------------------------
Dividends from net investment income           (0.25)             (0.34)                0.03)
-----------------------------------------------------------------------------------------------
Distributions from net realized gain            0.00               0.00                 0.00
-----------------------------------------------------------------------------------------------
TOTAL FROM DISTRIBUTIONS:                      (0.25)             (0.34)               (0.03)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $  9.68            $  9.45             $   9.54
-----------------------------------------------------------------------------------------------
Total Return (Not Annualized)                   5.17%              2.58%                1.08%
-----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------
Net assets, end of period (000s)             $57,691            $60,150             $ 73,637
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
-----------------------------------------------------------------------------------------------
Ratios of expenses to average net               0.65%              0.65%                0.59%
 assets
-----------------------------------------------------------------------------------------------
Ratio of net investment income to               5.28%              7.01%                5.14%
 average net assets
-----------------------------------------------------------------------------------------------
Portfolio turnover                                27%                52%                 389%
-----------------------------------------------------------------------------------------------
Average commission rate paid                     N/A                N/A                  N/A
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net                1.06%              1.02%                0.84%
 assets prior to waived fees and
 reimbursed expenses
-----------------------------------------------------------------------------------------------
Ratio of net investment income to               4.87%              6.64%                4.89%
 average net assets prior to waived
 fees and reimbursed expenses
-----------------------------------------------------------------------------------------------

1.  The Fund changed its fiscal year-end from September 30 to March 31.

2.  The Institutional shares commenced operations on September 6, 1996.

            Institutional Income Funds Prospective (November 3, 1997, 1997) - 11

GENERAL RISK CONSIDERATIONS

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. Some risks are common to all the Stagecoach Funds. Chief among these risks is the following:

 .    Unlike bank deposits, such as CD's or savings accounts, mutual funds are
     NOT INSURED BY THE FDIC.
 .    We CANNOT GUARANTEE that we will meet our investment objectives.
 .    We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions, such as selling agents or investment advisors, offer or promise to make good any such losses.
 .    Share prices--and therefore the value of your investment--WILL INCREASE AND
     DECREASE with changes in the value of the underlying securities and other investments. This is referred to as volatility.
 .    Investing in any mutual fund, including the most conservative, involves
     RISK, INCLUDING THE POSSIBLE LOSS OF ANY MONEY YOU INVEST.
 .    No single Fund, by itself, constitutes a complete investment plan.

Some of our mutual funds invest in securities that involve particular kinds of risk;

 .    Funds that invest in debt instruments, such as notes and bonds, are subject to CREDIT RISK. Credit risk is the chance that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.
 .    Funds that invest in debt instruments, such as notes and bonds, are subject to INTEREST-RATE RISK. Interest-rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

We may invest a portion of our assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.

We also invest a portion of our assets in GNMAs, FNMAs and FHLMCs. Each are mortgage-backed securities representing partail ownership of a pool of residential mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by the entity, is offered to investors through securities dealers. Once approved by GNMA, a government corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal of a GNMA security is guaranteed by the full faith and credit of the U.S. Government. FNMA and FHLMC are federally chartered corporations supervised by the U.S. Government, acting as government-sponsored enterprises. FNMA and FHLMC securities are not direct obligations of the U.S. Treasury, and are supported by the credit of FNMA or FHLMC only. FNMA guarantees timely payment of interest and principal on its securities; FHLMC guarantees timely payment of interest and ultimate payment of principal only.

We may also use certain DERIVATIVE instruments such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

            Institutional Income Funds Prospective (November 3, 1997, 1997) - 12

What follows is a general list of the types of risks that may affect a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional Information.

Counter-party Risk--The risk that the other party in a repurchase agreement or other transactions will not fulfill its contract obligation.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of investment made in a security denominated in that foreign currency.

Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Experience Risk--The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Extension Risk--The risk that as interest rates rise, prepayments slow, thereby lengthening the duration and potentially reducing the value of certain asset-backed securities.

Information Risk--The risk that information about a security is either unavailable or is inaccurate.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Liquidity Risk--The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of stock, bond or other security will be reduced by market activity. This is the basic risk associated with all securities investments.

Prepayment Risk--The risk that, as interest rates fall, homeowners will refinance existing mortgages, causing mortgage-backed securities to have reduced yields.

Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

            Institutional Income Funds Prospective (November 3, 1997, 1997) - 13


---------------------------------------------------------------------------------------
                                                                     I      S       U
                                                                     N      H       S
                                                                     T      O
                                                                     E      R       G
                                                                     R      T       O
This table lists some of the additional investment practices of      M              V
the Funds, including some not disclosed in the Investment            E      I       T
Objectives and Investment Policies sections of the Prospectus.       D      N
THE RISKS INDICATED AFTER THE DESCRIPTION OF THE PRACTICE ARE        I      T       I
NOT THE ONLY POTENTIAL RISKS ASSOCIATED WITH THAT PRACTICE, BUT      A      E       N
ARE AMONG THE MORE PROMINENT. Market risk is assumed for each.       T      R       C
See the Investment Objectives and Policies or the Statements of      E      M       O
Additional Information for limits on these practices.                       E       M
                                                                            D       E
                                                                            I
                                                                            A
                                                                            T
                                                                            E
---------------------------------------------------------------------------------------
INVESTMENT PRACTICE/RISK
---------------------------------------------------------------------------------------
Floating and Variable Rate Debt - Instruments with interest
rates that are adjusted either on a schedule or when an index      x      x       x
or benchmark changes. Interest Rate and Credit Risk
---------------------------------------------------------------------------------------
Inverse Floating Debt - Instruments that have interest rates
that reset inversely to current market rates. Interest Rate,       x
Credit and Experience Risk
---------------------------------------------------------------------------------------
Repurchase Agreements--A transaction in which the seller of a
security agrees to buy back a security at an agreed upon time      x      x       x
and price, usually with interest. Credit Risk Counter-Party
Risk.
 ---------------------------------------------------------------------------------------
 Other Mutual Funds--The temporary investment in shares of an
 unaffiliated investment company.                                  x      x       x
 ---------------------------------------------------------------------------------------
Stripped Obligations--Securities that give ownership to either future payments of interest or a future payment of principal,
but not both. These securities tend to have greater interest       x      x       x
sensitivity than conventional debt obligations. Interest
Rate Risk.
 ---------------------------------------------------------------------------------------
Illiquid Securities--As defined in the Glossary, illiquid
securities are limited to the percentage indicated for each       15     15      10
Fund.
---------------------------------------------------------------------------------------
Loans of Securities--The practice of loaning securities to
brokers dealers and financial institutions to increase return      x      x       x
on those securities.  Loans may be made in accordance with
existing investment objectives. (Loans from the US Government
Income Fund may not exceed 20% of assets or 33.3% of the
Short-Intermediate US Government Income Fund). Counter-Party
Risk; Credit Risk.
---------------------------------------------------------------------------------------
Forward Commitments, When-Issued Securities and Delayed Delivery
Transactions--Securities bought or sold for delivery at a later
date or bought or sold for a fixed price at a fixed date.          x      x       x
Interest Rate, Credit and Experience Risk
---------------------------------------------------------------------------------------
Borrowing Policies--The ability to borrow an equivalent of 10%
(20% for the US Government Income Fund) of total assets from
banks for temporary purposes to meet shareholder redemptions.      x      x       x
Borrowing may be secured by a pledge of up to 10% (20% for the
US Government Income Fund) of the securities and investments may not be purchased if borrowing exceeds 5% of assets. Credit
Risk
---------------------------------------------------------------------------------------
Asset-Backed Securities--Securities consisting of an undivided
fractional interests in pools of consumer loans, such as car       x      x       x
loans or credit card debt, or receivables held in trust.
Interest Rate, Credit and Experience Risk
----------------------------------------------------------------------------------------

               Institutional Income Funds Prospectus (November 3, 1997, 1997) 14


Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

The Investment Objectives described for the U.S. Government Income, Intermediate Bond and Short-Intermediate US Government Income Funds are not fundamental and may be changed without approval by vote of a majority of shareholders. The Investment Objectives described for the Short-Term Government-Corporate and Variable Rate Government Funds are fundamental and cannot be changed without approval by vote of a majority of shareholders.

In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statements of Additional Information for additional discussion involving risk and investment practices.

               Institutional Income Funds Prospectus (November 3, 1997, 1997) 15


YOUR ACCOUNT

Minimum Investments:
 .    $1,000,000.00 per Fund minimum initial investment;
 .    $25,000.00 per Fund for all investments after the first;
 .    Investors in certain various fiduciary accounts and certain other investors are not subject to minimum initial or subsequent investment amount requirements.

BUYING SHARES

You can buy Fund shares at Net Asset Value (NAV) through affiliate, franchise or correspondent banks of Wells Fargo and other select institutions. Individual investors interested in purchasing Institutional shares of the Funds should contact an account representative at an institution and should understand the following:
 .    share purchases are made through your Customer Account at an institution and are executed and confirmed according to the terms of Customer Account involved;
 .    institutions, acting on behalf of their customers, are usually holders of record of Institutional shares and maintain records reflecting their customers' beneficial ownership of the shares;
 .    institutions are responsible for transmitting purchase orders by their customers and delivering required payment on a timely basis;
 .    the exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the customer's account agreement with the Institution;
 .    institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds. See "The Organization of the Funds" for further details about these fees.


Additional Important Information about Investing:

 .    Read this prospectus carefully. Discuss any questions you have with your account representative. You may also ask for copies of the Statements of Additional Information. Copies are available free of charge from your account representative or by calling 1-800 260-5969.
 .    We process requests to buy or sell shares every business day at the close of business on the New York Stock Exchange, usually at 1:00 PM Pacific Time. Any request we receive in proper form before the close of business is processed the same business day. Requests we receive after the close are processed the next business day.
 .    It is the nature of a mutual fund investment that the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.
 .    We determine the Net Asset Value (NAV) of each class of the Fund's shares each business day as of the close of the New York Stock Exchange. We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statements of Additional Information for further disclosure.
 .    Your institution may require additional paperwork for certain types of account registrations, such as a Trust. Please speak to your account representative at the institution for details.


SELLING SHARES

Institutional shares held on behalf of an institution's customers must be redeemed in accordance with the account agreement governing the customer's account at the institution. Please read your account agreement with your institution for rules governing selling shares. General Notes for Selling
Shares:
 .    We will process redemption requests we receive in proper form before the close of the New York Stock Exchange, usually 1:00 P.M. Pacific Time, at the NAV determined on the same business day.
 .    Redemption Proceeds are usually wired to the redeeming institution the following business day.

               Institutional Income Funds Prospectus (November 3, 1997, 1997) 16


 .    We reserve the right to delay payment of redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions may also be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions may also be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
 .    Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.

If you do not have a relationship with an Institution, you may redeem shares by writing or calling us directly. Redemption proceeds in such cases are usually sent by check unless a wire transfer is requested. We will act on instructions that we reasonably believe to be genuine.

               Institutional Income Funds Prospectus (November 3, 1997, 1997) 17


EXCHANGES

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:
 .    You will need to read the Prospectus for the Fund into which you wish to exchange.
 .    Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.
 .    If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.
 .    Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.
 .    In order to discourage market timing and excessive transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

WIRE PURCHASE INSTRUCTIONS FOR INSTITUTIONS:

Initial Purchase:
If you do not currently have an account, complete a Stagecoach Funds application. You must wire at least $1,000,000.00. Be sure to indicate the Fund name and the share class into which you intend to invest.
Mail the completed application to: Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-9201.
You may also fax the completed application (with original to follow) to: 1-415-546-0280.

In Table on left:
Wells Fargo Bank, N.A.
San Francisco California
Bank Routing Number 121000248
Wire Purchase Account Number: 4068-000587
Attention: Stagecoach Funds (Name of Fund and Share Class)
Account Name: (Registration Name Indicated on Application

               Institutional Income Funds Prospectus (November 3, 1997, 1997) 18


ADDITIONAL SERVICES AND POLICIES

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

You may choose to do any of the following:

 .    AUTOMATIC REINVESTMENT OPTION - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.
 .    FUND PURCHASE PLAN - Uses your distributions to buy shares at NAV of another Stagecoach Fund of the same share class or a Money Market Fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.
 .    AUTOMATIC CLEARING-HOUSE OPTION - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the
     ACH system. If your specified bank account is closed, we will reinvest your distributions.
 .    CHECK PAYMENT OPTION - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

Call Out - "Two Things to Keep In Mind About Distributions" - Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.

TAXES

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income. Corporate shareholders may be able to exclude a portion of dividend income from their taxable income.

Long-term capital gains earned by a Fund will be passed on to you as capital gains and will be taxable to you as long-term capital gains. In general, distributions are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31.

Your redemptions will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents may also be subject to tax withholding.

Additional details about the tax consequences of investing are available to you in the Statements of Additional Information. The discussion of taxes is only a summary based on laws in effect as of the date of this Prospectus and is not a substitute for careful tax planning.

SPECIAL NOTICES:

HISTORICAL INFORMATION--
Intermediate Bond Fund-- The Fund operated as the Bonds Plus Fund of Westcore Trust and was advised by First Interstate Bank of Oregon, N.A. from its commencement of operations on June 1, 1988, until its reorganization as a portfolio of Pacifica Funds Trust on October 1, 1995, when First Interstate Capital Management, Inc. ("FICM") assumed investment advisory responsibilities. In connection with the reorganization, existing Institutional shares were converted into Investor shares of the Pacifica Fund which was reorganized as a series of the Company on September 6, 1996. In connection with the second reorganization, existing Investor shares were converted into Class A shares of the Fund. In connection with

               Institutional Income Funds Prospectus (November 3, 1997, 1997) 19


the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

U.S. Government Income Fund--On December 12, 1997, the Overland Express U.S. Government Income Fund was reorganized as the U.S. Government Income Fund of the Stagecoach Funds, Inc. For accounting purposes, the Overland Express Fund is considered the surviving entity and the financial highlights shown are for the Class A and D shares of the Overland Fund. The Overland Fund did not offer Class B shares, therefore no Class B shares are shown in the Financial Highlights.

Share Class: This prospectus contains information about Institutional shares. Some of the Funds may offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in the Funds.

Minimum Account Value - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000,000.00 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements - Institutions or their nominees typically send their investors a confirmation or statement of account after every transaction that affects their share balance. We will send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Statements of Additional Information- Additional information about some of the topics discussed in this Prospectus as well as details about return calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1 800-222-8222.

Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statements of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights--All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A Fund's shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the SAI.

               Institutional Income Funds Prospectus (November 3, 1997, 1997) 20


ORGANIZATION AND MANAGEMENT OF THE FUNDS

A number of different companies and divisions perform the various tasks that are required for a mutual fund company. This section shows how the Funds are organized, who performs which of the various roles and what compensation they receive. Further information is available in the Statement of Additional Information for each of the Funds.

ABOUT STAGECOACH

The Fund is one of 32 of the Stagecoach Family of Funds. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Fund's activities and approves the selection of various companies hired to manage the Fund's operation. Some of these service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies or considering, where applicable, matters affecting a Master Portfolio.


                                 SHAREHOLDERS


                         FINANCIAL SERVICES FIRMS AND
                             THEIR REPRESENTATIVES

                        Advise current and prospective
                    shareholders on their Fund investments

DISTRIBUTOR                   ADMINISTRATOR            TRANSFER and                 SHAREHOLDER
& CO-ADMINISTRATOR                                     DIVIDEND DISBURSING          SERVICING
                                                       AGENTS                       AGENTS
Stephens Inc.                 Wells Fargo Bank         Wells Fargo Bank             Various Agents
111 Center St.                525 Market St.           525 Market St.
Little Rock, AR               San Francisco, CA        San Francisco, CA

Markets the Funds,            Manages the Funds'       Maintains records of         Provide services to
distributes shares,           business activities      shares and supervises        customers
and manages the Funds'                                 the paying of dividends
business activities

          INVESTMENT ADVISOR                                   CUSTODIAN
          Wells Fargo Bank                                     Wells Fargo Bank
          525 Market St.                                       525 Market St.
          San Francisco, CA                                    San Francisco, CA

          Manage the Funds' investment                         Provides safekeeping for
          activities                                           the Funds' assets

                              BOARD OF DIRECTORS

                       Supervises  the Funds' activities

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information for

               Institutional Income Funds Prospectus (November 3, 1997, 1997) 21


each Fund has more detailed information about the Investment Advisor and the other service providers and plans described here.

THE INVESTMENT ADVISOR

Wells Fargo Bank is the advisor for each of the Funds.   Wells Fargo Bank,
founded in 1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells & Fargo and Co., a national bank holding company. As of August 1, 1997, Wells Fargo Bank and its affiliates managed over $57 billion in assets. The Funds paid Wells Fargo the following for advisory services for the fiscal period ended March 31, 1997:

Intermediate Bond Fund                   ..23%

Short-Intermediate US Government Income   .26%

US Government Income Fund                 .32%


THE ADMINISTRATOR

Wells Fargo Bank is the administrator of the Funds. Wells Fargo is paid .04% for these services.

THE DISTRIBUTOR AND CO-ADMINISTRATOR

Stephens Inc. is the Funds distributor and co-administrator.  Stephens receives
 .02% for its role as co-administrator. Stephens also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Funds' shares.


SHAREHOLDER SERVICING PLAN

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services we pay as follows:


                                          Institutional

Intermediate Bond Fund                        .25%

Short-Intermediate US Government Income       .25%

US Government Income Fund                     .25%

               Institutional Income Funds Prospectus (November 3, 1997, 1997) 22


TAMRYA D. THOMAS, CFA
MANAGING DIRECTOR AND CHIEF FIXED INCOME OFFICER
Chief Fixed Income Strategies and Chair of the Fixed Income Policy Committee. With Wells Fargo since 1988

PAUL SINGLE
SENIOR TAXABLE SPECIALIST
With Wells Fargo since 1988

JEFF WEAVER
With Wells Fargo since 1994.
Previously with Bankers Trust Company in New York

MADILNE GISH, CFA
With Wells Fargo since 1989

SCOTT SMITH, CFA
SENIOR TAXABLE SPECIALIST
With Wells Fargo since 1988

               Institutional Income Funds Prospectus (November 3, 1997, 1997) 23


GLOSSARY

ACH--Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

Asset-backed--Securities consisting of an undivided fractional interests in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust

Business Day - Any day the New York Stock Exchange is open is a business day for the Fund.

Convertible Debt Securities-Bonds or notes that are exchangeable for common stock at a set price on a set date or at the election of the holder.

Current Income--Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".

Derivatives- Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions - Dividends and/or capital gains paid by a Fund on its shares.

Diversified--A diversified fund, as defined by the Investment Company Act, is one that has a policy of investing in cash, Government securities and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.

Dollar-Denominated--Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration--A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer duration typically more sensitive to interest rate changes than shorter duration.

FDIC- The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. FDIC insurance does not apply to mutual funds.

Illiquid Security--A security which can not be easily sold, or can not be sold without negatively affecting the price.

Investment Grade - A type of bond rated in the top four investment categories by a nationally recognized ratings organization such as Moodys or Standard & Poors. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment grade bonds may have some speculative characteristics.

Liquidity -The ability to quickly sell a security without affecting the price.

Market Timing - The belief that by guessing correctly, an investor can profit by selling out of the market when prices are high and buying when prices are low.

Moody's - One of the largest nationally recognized ratings organizations.

Nationally Recognized Ratings Organization (NRRO) - A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV) - The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The

               Institutional Income Funds Prospectus (November 3, 1997, 1997) 24


NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.

Non-Diversified--Any fund that does not have a policy as described under "diversified" in this glossary.

Options - An option is the right to buy or sell a security based on an agreed upon price for an agreed upon time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP) - the NAV with the sales load added.

Repurchase Agreement - an agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent - a person who has an agreement with the Fund's distributor that allows them to sell Fund shares.

Senior Securities - a security that has a priority claim to a company's assets. For example, a bondholder has the right to receive a share of a company's assets before a common stock holder does in the event of a company's liquidation.

Shareholder Servicing Agent - anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee- A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P- One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the US economy.

Statement of Additional Information - A document that supplements and continues the disclosures made in the prospectus.

Stripped Treasury Securities--Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

Taxpayer Identification Number - Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total return - The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.

Turnover Ratio - The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government obligations--Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Weighted-Average Maturity--The average maturity for the debt securities in a portfolio on a dollar for dollar basis

               Institutional Income Funds Prospectus (November 3, 1997, 1997) 25


[Back cover]

You may wish to review the following documents:

Statement of Additional Information--supplements and continues the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report--provides certain financial information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of charge by calling 1-800-222-8222 or from Stagecoach Funds
PO Box 7066
San Francisco, CA 94120-7066

                                Overland Express Sweep Fund (November 2, 1997)-1

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK"), OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AND WE CAN NOT ASSURE YOU THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


                                  STAGECOACH
                    OVERLAND EXPRESS SWEEP FUND PROSPECTUS

                               February 1, 1998

                     Investment Advisor and Administrator
                               Wells Fargo Bank


                       Distributor and Co-Administrator
                                Stephens Inc.

FOR YOUR INFORMATION

What is a prospectus? - A prospectus provides you with the information you need in order to make an informed investment decision. It states how a Fund operates and invests its assets.

What is different about this Prospectus? - We have rewritten our Prospectus in "Plain English" to make it easier to read and understand. We have also grouped some of the most important Fund information together.

How is the Fund information organized? - After important summary information and the expense fee table, each Fund's investment objectives and financial highlights are presented. The icons below tell you where various types of information can be found.

What else do I need to understand these Funds? - Each Fund has a "Statement of Additional Information" that continues and supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies without charge by calling 1 800-222-8222.

(icon) Investment Objectives and Policies: What is the Fund trying to achieve? How do we intend to invest your money? What makes it different from the other Funds offered in this Prospectus? Look for the check-mark icon to find out.

(icon) Portfolio Holdings: A quick summary of a Fund's key permitted investments and practices.

(icon) Important Risk Factors: What are some of the key risk factors particular to this Fund? Use this information together with the "General Risk Considerations" on page ___ when considering whether this Fund is right for you.

(icon) Additional Fund Facts: Provides additional key information for each Fund.

SUMMARY INFORMATION

Summary of Stagecoach Overland Express Sweep: The Fund described in this Prospectus invests in money market instruments, seeks to maintain a $1.00 per share net asset value in order to preserve principal, and to distribute dividends once a month. The Fund is a series of an open-end management investment company.

Should you consider investing? Yes, if:
 .    you are a customer of a serving agent who has entered into an agreement with us regarding the Fund;
 .    you are looking for a fund in which to invest short-term cash;
 .    you are looking to preserve principal;
 .    you are looking for monthly income.

You should not consider investing if:
 .    you are looking for FDIC coverage or guaranteed rates of return;
 .    you are unwilling to accept that you may lose money on your investment;
 .    you are unwilling to accept the risk that we may be unable to maintain a
     $1.00 per share net asset value and that your investment principal may fluctuate; and
 .    you are seeking long-term total return.

Key Information:

Dividends: We will pay dividends, if any, monthly.

Who are "We"?: In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of The Funds" further explains how the Funds are organized.

Who are "You"?: In this Prospectus, "You" means the shareholder.

Key terms: "Money Market Instruments" is used in this Prospectus in reference to a broad variety of short-term debt securities, commercial paper, certificates of deposit, repurchase agreements and other investment activities described in the Glossary and the Additional Investment Practices on page __ for further details.

Italics: Throughout this Prospectus, words will appear in italicized print. This means that the word is defined in the Glossary beginning on page ___.

HOW TO READ THE FINANCIAL HIGHLIGHTS

After each Fund's Investment Objective and Investment Policies, charts are provided showing important financial information about Fund. The charts are called "Financial Highlights" and are designed to help you understand the past performance of each Fund. The financial statements, from which these Financial Highlights were derived, were audited by KPMG Peat Marwick LLP except as indicated. The financial statements are available in the Fund's most recent Annual Report and are available free of charge by calling 1-800-222-8222. Here is an explanation of some terms that will help you interpret these charts.

NET ASSET VALUE (NAV)--The value of one share of a class of a Fund, excluding any sales charge. See the Glossary for a fuller definition.

NET INVESTMENT INCOME--When we receive dividend or interest payments from an investment or earn trading profits, we deduct management fees, administrative and other expenses and then record the result as net investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions-Dividends from Net Investment Income."

NET REALIZED AND UNREALIZED CAPITAL GAINS--We buy and sell investments frequently. The profit on an investment sold for more than its purchase price is a realized capital gain while any loss is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The number in this category is the total gains or losses of a class divided by the number of outstanding fund shares for that class. The amount of capital gain or loss per share that was passed on to shareholders is listed under the heading "Less Distributions-Distributions From Net Realized Gains."

NET ASSETS--The value of the investments in a Fund's portfolio that are attributable to a particular class of the Fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS--This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administrative and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS--This ratio is the result of dividing net investment income (or loss) by average net assets.

PORTFOLIO TURNOVER--Portfolio turnover is expressed as a percentage of a Fund's investment portfolio and reflects the trading activity in the portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

Summary of Expenses

This table is intended to help you understand the various costs and expenses you will pay directly or indirectly as a shareholder in a Fund. It does not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an investment in a Fund. See the "Organization and Management of The Funds" for more details.

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
                                                  Sweep
----------------------------------------------------------------
                                                       Class A
----------------------------------------------------------------
Maximum Sales charge on a purchase (as
 a percentage of offering price).                      None
----------------------------------------------------------------
Maximum sales charge on reinvested dividends.          None
----------------------------------------------------------------
Maximum sales charge imposed on redemptions.           None
----------------------------------------------------------------
Exchange Fees                                          None
----------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------

----------------------------------------------------------------
                                                  Sweep
----------------------------------------------------------------
                                                       Class A
----------------------------------------------------------------
Management Fee                                         0.45%
----------------------------------------------------------------
Rule 12b1Fee                                           0.30%
----------------------------------------------------------------
Other expenses                                         0.49%
----------------------------------------------------------------
Total Fund Operating Expenses                          1.24%
----------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES--The example is not a representation of past or future expenses, and actual expenses may be higher or lower than those shown.
--------------------------------------------------------------------------------

                                                  Sweep
----------------------------------------------------------------
You would pay the following expenses              Class A
 on a $1,000 investment assuming a 5%
 annual return, and that you redeem
 your shares at the end of each period.
----------------------------------------------------------------
               1 Year                              $13
----------------------------------------------------------------
               3 Years                              39
----------------------------------------------------------------
               5 Years                              68
----------------------------------------------------------------
               10 Years                            150
----------------------------------------------------------------

Overland Express Sweep Fund

INVESTMENT OBJECTIVE

     The Overland Express Sweep Fund seeks to provide investors with a high level of current income, while preserving capital and liquidity.

INVESTMENT POLICIES

     We actively manage a diversified portfolio of U.S. dollar-denominated, high quality money market instruments, including debt obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less. We may also make certain other investment including, for example, repurchase agreements. We seek to reduce risk by investing assets in securities of various issuers and emphasize safety of principal and high credit quality.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest in:
 . U.S. Government obligations;
 . Obligations of domestic and foreign banks;
 . commercial paper;
 . repurchase agreements;
 . certain floating and variable- rate instruments;
 . certain U.S. dollar-denominated debt of U.S. branches of foreign banks; and . shares of other mutual funds.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

We do not invest in certain types of derivative securities we consider volatile. Among the investments not permitted are capped floaters, leveraged floaters, range floaters, dual index floaters and inverse floaters.

There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.

ADDITIONAL FUND FACTS

The Overland Express Sweep Fund is offered exclusively to customers of financial institutions that have entered into a shareholder servicing agreement on behalf of the Fund

                          OVERLAND EXPRESS SWEEP FUND
                            FOR A SHARE OUTSTANDING

                                             (UNAUDITED)
                                               6 MONTHS       YEAR         YEAR          YEAR           YEAR        YEAR
                                                ENDED        ENDED        ENDED         ENDED          ENDED       ENDED
                                               JUNE 30,     DEC. 31,     DEC. 31,       DEC. 31,       DEC. 31,    DEC. 31,
                                                1997          1996         1995          1994           1993        1992
                                                ----          ----         ----          ----           ----        ----
Net asset value, beginning of period....     $     1.00   $     1.00   $     1.00       $   1.00      $   1.00   $   1.00
Income from investment operations:......
  Net investment income.................           0.02         0.04         0.05           0.03          0.02       0.03
                                             ----------   ----------   ----------       --------      --------   --------
Less distributions:.....................
  Dividends from net investment income..          (0.02)       (0.04)       (0.05)         (0.03)        (0.02)     (0.03)
  Net asset value, end of period........     $     1.00   $     1.00   $     1.00       $   1.00      $   1.00   $   1.00
                                             ==========   ==========   ==========       ========      ========   ========
Total return (not annualized)...........           2.15%        4.29%        4.80%          3.11%         1.97%      2.31%
Ratios/supplemental data:...............
  Net assets, end of period (000).......     $2,076,137   $2,002,725   $1,209,183       $812,559      $528,072   $253,617
  Number of shares outstanding, end of
    period (000)........................      2,076,710    2,003,292    1,209,183        812,559       528,072    253,628
Ratios to average net assets
 (annualized)/2/:.......................
  Ratio of expenses to average net
   assets...............................           1.25%        1.24%        1.25%          1.25%         1.25%      1.24%
  Ratio of net investment income to
    average net assets..................           4.31%        4.20%        4.70%          2.92%         1.67%      2.20%
  Ratio of expenses to average net
   assets prior to waived fees and
    reimbursed expenses.................           1.26%        1.26%        1.28%          1.33%         1.31%      1.51%

  Ratio of net investment income to
    average  net assets prior to waived
    fees and reimbursed  expenses.......           4.30%        4.18%        4.67%          2.84%         1.61%      1.93%

                                                         PERIOD
                                                         ENDED
                                                         DEC. 31,
                                                         1991/1/
                                                         ----
Net asset value, beginning of period....                $  1.00
Income from investment operations:......
  Net investment income.................                   0.01
                                                        -------
Less distributions:.....................
  Dividends from net investment income..                  (0.01)
  Net asset value, end of period........                $  1.00
                                                        =======
Total return (not annualized)...........                   0.93%
Ratios/supplemental data:...............
  Net assets, end of period (000).......                $14,010
  Number of shares outstanding, end of
    period (000)........................                 14,010
Ratios to average net assets
 (annualized)/2/:.......................
  Ratio of expenses to average
   assets net...........................                   1.23%
  Ratio of net investment income to
    average net assets..................                   3.46%
  Ratio of expenses to average net
   assets prior to waived fees and
    reimbursed expenses.................                   6.92%

  Ratio of net investment income to
    average  net assets prior to waived
    fees and reimbursed  expenses.......                 (2.23)%

____________________________
/1/ Fund commenced operations on October 1, 1991, as the Overland Sweep Fund of Overland Express Funds, Inc.
/2/ These ratios include expenses charged to the Master Portfolio. Prior year ratios have been adjusted for comparability purposes.

                          Overland Express Sweep Prospectus (October 27, 1997)-8

GENERAL RISK CONSIDERATIONS

You should carefully consider risks common to all mutual funds. Chief among these risks is the following:

 .    Unlike bank deposits, such as CD's or savings accounts, mutual funds are NOT INSURED BY THE FDIC.
 .    We CANNOT GUARANTEE that any Fund will meet its investment objectives.
     In particular, we can not guarantee that we will be able to maintain a $1.00 per share net asset value.
 .    You cannot recover through insurance any loss due to INVESTMENT
     PRACTICES, nor can the Fund, the selling agents or investment advisors make good any loss you might have.
 .    Investing in any mutual fund, including those deemed conservative, involve RISK, INCLUDING THE POSSIBLE LOSS OF ANY MONEY YOU INVEST.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. Some mutual funds invest in assets that involve particular kinds of risk.

 .    Funds that invest in debt instruments, such as notes and bonds, are subject to CREDIT RISK and INTEREST-RATE RISK. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Interest-rate risk is the possibility that interest rates may increase and reduce the resale value of lower-paying securities in the Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Interest rate risk does not affect the interest paid by a debt instrument unless it is specifically designed to pay an adjustable rate.

The Fund's advisor may also use certain DERIVATIVE instruments such as options or futures contracts. The term "derivatives" covers a wide number of investment practices but in general it refers to a financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to the structure of their contracts.

The following types of floating-rate derivative securities are not permitted investments in the Funds:

 .    Capped floaters on which interest is not paid when market rates move above a certain level;
 .    Leveraged floaters whose interest rates reset based on a formula that magnifies changes in market interest rates;
 .    Range floaters on which interest is not paid in market interest rates move outside a specified range;
 .    Dual index floaters whose interest rate reset provisions are tied to more than one index; and
 .    Inverse floaters which reset in an opposite direction of their index.

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

What follows is a general list of the types of risks that may affect a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional Information.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate. Affected securities might also lose liquidity. Credit risk includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

                          Overland Express Sweep Prospectus (October 27, 1997)-9

Information Risk--The risk that information about a security is either unavailable or is inaccurate.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Liquidity Risk--The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of stock, bond or other security will reduced by market activity. This is the basic risk associated with all securities investments.

Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation or region's industry, government or markets.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security.

                         Overland Express Sweep Prospectus (October 27, 1997)-10

------------------------------------------------------------------------
                                                                     O
                                                                     V
                                                                     E
                                                                     R
                                                                     L
                                                                     A
                                                                     N
                                                                     D

                                                                     E
                                                                     X
                                                                     P
                                                                     R
                                                                     E
This table lists some of the additional investment practices of      S
the Funds, including some not disclosed in the Investment            S
Objectives and Investment Policies sections of the Prospectus.
THE RISKS INDICATED AFTER THE DESCRIPTION OF THE PRACTICE ARE        S
NOT THE ONLY POTENTIAL RISKS ASSOCIATED WITH THAT PRACTICE, BUT      W
ARE AMONG THE MORE PROMINENT. Market risk is assumed for each.       E
See the Investment Objectives and Policies or the Statements of      E
Additional Information for limits on these practices.                P
------------------------------------------------------------------------
INVESTMENT PRACTICE/RISK
------------------------------------------------------------------------
Floating and Variable Rate Debt - Instruments with interest
rates that are adjusted either on a schedule or when an index        x
or benchmark changes. Interest Rate and Credit Risk
------------------------------------------------------------------------
Repurchase Agreements--A transaction in which the seller of a
security agrees to buy back a security at an agreed upon time        x
and price, usually with interest. Credit Risk
------------------------------------------------------------------------
Other Mutual Funds--The temporary investment in shares of an
unaffiliated investment company.                                     x
------------------------------------------------------------------------
Foreign Obligations--Securities in a non-U.S. company or debt of a foreign government up to 25% of assets. Information,
Political, Regulatory, Diplomatic and Currency Risk.                 x
------------------------------------------------------------------------
Loans of Securities--The practice of loaning securities to
brokers dealers and financial institutions to increase return on those securities.  Loans may be made in accordance with
existing investment objectives. Credit Risk.
------------------------------------------------------------------------
Borrowing Policies--The ability to borrow an equivalent of 10%
of total assets from banks for temporary purposes to meet
shareholder redemptions. Borrowing may be secured by a pledge        x
of up to 10% of the securities and investments may not be
purchased if borrowing exceeds 5% of assets. Credit Risk
------------------------------------------------------------------------
Illiquid Securities--As defined in the Glossary, illiquid            10
securities are limited to the percentage indicated for each
Fund.
------------------------------------------------------------------------

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

The Investment Objectives described for each Fund are fundamental and cannot be changed without approval by vote of a majority of shareholders.

In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund.

                         Overland Express Sweep Prospectus (October 27, 1997)-11

YOUR ACCOUNT

You can buy Fund shares:
 .    Exclusively through a Servicing Agent who has entered into an agreement with us to make investments into the Fund on your behalf.


Important Information:
 .    The Servicing Agent buys and sells shares an your behalf. The Servicing
     Agent maintains an account with us in its name on your behalf.
 .    Your account agreement with the your Servicing Agent describes the procedures and regulations governing transactions.
 .    Read this prospectus carefully. Discuss any questions you have with your Servicing Agent. You may also ask for copies of the Statements of Additional Information. Copies are available free of charge from your financial consultant or by calling 1-800 222-8222.
 .    We process requests to buy or sell shares each business day at 9:00 AM,
     Pacific Time. Any request we receive in proper form before 9:00 AM PT is processed the same day. Requests we receive after 9:00 AM PT are processed the next business day. Occasionally the markets for US Government securities and money market instruments close early. On such days, the cut-off time for trades may be earlier.
 .    It is the nature of a mutual fund investment that the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.
 .    We determine the Net Asset Value (NAV) of each class of the Fund's shares each business day after 9:00 AM PT by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statement of Additional Information for further disclosure.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

 .    Are reinvested automatically to buy new shares of the Fund at NAV. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.
 .    Dividends are declared daily and paid monthly. Dividends for Saturdays,
     Sundays and Holidays are declared payable the preceding business day.


TAXES

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income. Corporate shareholders may be able to exclude a portion of dividend income from their taxable income.

It is our policy to avoid capital gains on money market funds. Long-term capital gains earned by a Fund will be passed on to you as capital gains and will be taxable to you as long-term capital gains. In general, distributions are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31.

Your redemptions will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents may also be subject to tax withholding.

Additional details about the tax consequences of investing are available to you in the Statements of Additional Information. The discussion of taxes is only a summary based on laws in effect as of the date of this Prospectus and is not a substitute for careful tax planning.

                         Overland Express Sweep Prospectus (October 27, 1997)-12

SPECIAL NOTICES:

STATEMENTS - Statements are the responsibility of the Servicing Agent. They are typically sent to you monthly. Every January you will be provided with a statement, which is also filed with the IRS, with tax information for the previous year to assist you in tax return preparation. We will send Annual and Semi-Annual Reports each year.

STATEMENT OF ADDITIONAL INFORMATION - Additional information about some of the topics discussed in this Prospectus as well as details about return calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1 800-222-8222.

GLASS-STEAGALL ACT - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

VOTING RIGHTS--All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. The exercise of voting rights is governed by the customer's account agreement with the Servicing Agent.

                         Overland Express Sweep Prospectus (October 27, 1997)-13

ORGANIZATION AND MANAGEMENT OF THE FUNDS

A number of different companies and divisions perform the various tasks that are required for a mutual fund company. This section shows how the Funds are organized, who performs which of the various roles and what compensation they receive. Further information is available in the Statement of Additional Information for each Fund.

ABOUT STAGECOACH

Each Fund is one of 32 of the Stagecoach Funds, Inc. Stagecoach was organized on September 9, 1991 as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. Some of these service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies or considering, where applicable, matters affecting a Master Portfolio.

                                 SHAREHOLDERS


                         FINANCIAL SERVICES FIRMS AND
                             THEIR REPRESENTATIVES

                        Advise current and prospective
                    shareholders on their Fund investments

DISTRIBUTOR               ADMINISTRATOR            TRANSFER and           SHAREHOLDER
& CO-ADMINISTRATOR                                 DIVIDEND DISBURSING    SERVICING
                                                   AGENTS                 AGENTS
Stephens Inc.             Wells Fargo Bank         Wells Fargo Bank       Various Agents
111 Center St.            525 Market St.           525 Market St.
Little Rock, AR           San Francisco, CA        San Francisco, CA

Markets the Funds,        Manages the Funds'       Maintains records of   Provide services to
distributes shares,       business activities      shares and supervises  customers
and manages the Funds'                             the paying of dividends
business activities

           INVESTMENT ADVISOR                            CUSTODIAN

           Wells Fargo Bank                              Wells Fargo Bank
           525 Market St.                                525 Market St.
           San Francisco, CA                             San Francisco, CA

           Manage the Funds' investment                  Provides safekeeping
           activities                                    for the Funds' assets


                               BOARD OF DIRECTORS

                       Supervises the Funds' activities

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information for

                         Overland Express Sweep Prospectus (October 27, 1997)-14

each Fund has more detailed information about the Investment Advisor and the other service providers and plans described here.

THE INVESTMENT ADVISOR

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells & Fargo and Co., a national bank holding company. As of August 1, 1997, Wells Fargo Bank and its affiliates managed over $57 billion in assets. The Funds paid Wells Fargo the following for advisory services for the fiscal period ended March 31, 1997:

Overland Express Sweep Fund                  .25%


THE ADMINISTRATOR

Wells Fargo Bank is the administrator of the Funds. Wells Fargo is paid .04% for these services.

THE DISTRIBUTOR AND CO-ADMINISTRATOR

Stephens Inc. is the Funds' distributor and co-administrator. Stephens receives
 .02% for its role as co-administrator. Stephens also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Funds' shares.


SHAREHOLDER SERVICING PLAN

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services we pay as follows:

Overland Express Sweep Fund                  .30%


DISTRIBUTION PLAN

We have adopted distribution plans for each class of the Funds. This plan can be used for distribution related services.

For these services we pay as follows:


Overland Express Sweep Fund                  .30%

                         Overland Express Sweep Prospectus (October 27, 1997)-15

GLOSSARY

ACH--Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.


Business Day - Any day the New York Stock Exchange is open is a business day for the Fund.

Commercial Paper--Issued by banks, corprations and other issuers to investors with idle cash. They are short-term, between 2 and 270 days, usually with below-market interest rates and high credit quality.

Current Income--Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".

Derivatives- Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions - Dividends and/or capital gains paid by a Fund on its shares.

Dollar-Denominated--Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration--A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC- The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. FDIC insurance does not apply to mutual funds.

Illiquid Security--A security which can not be easily sold, or can not be sold without negatively affecting the price.

Investment Grade - A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment grade bonds may have some speculative characteristics.

Liquidity -The ability to quickly sell a security without affecting the price.

Market Timing - The belief that by guessing correctly, an investor can profit by selling out of the market when prices are high and buying when prices are low.

Moody's - One of the largest nationally recognized ratings organizations.

Nationally Recognized Ratings Organization (NRRO) - A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV) - The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV of the Money Market, Government Money Market and Treasury Money Market Mutual Funds are determined each business day at 12:00 noon and 1:00 PM Pacific Time. The NAV for the California Tax-Free and National Tax-Free Money Market Funds are determined each business day at 9:00 AM and 1:00 PM Pacific Time.

                         Overland Express Sweep Prospectus (October 27, 1997)-16

Options - An option is the right to buy or sell a security based on an agreed upon price for an agreed upon time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP) - the NAV with the sales load added.

Repurchase Agreement - an agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent - a person who has an agreement with the Fund's distributor that allows them to sell Fund shares.

Senior Securities - a security that has a priority claim to a company's assets. For example, a bondholder has the right to receive a share of a company's assets before a common stock holder does in the event of a company's liquidation.

Shareholder Servicing Agent - anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee- A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P- One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the US economy.

Statement of Additional Information - A document that supplements and continues the disclosures made in the prospectus.

Taxpayer Identification Number - Usually the social security number for an individual or the Employer Identification Number for a corporation.

Turnover Ratio - The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued - Describes a stock that is believed to be worth more than its current selling price.

U.S. Government obligations--Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                         Overland Express Sweep Prospectus (October 27, 1997)-17

[Back cover]

You may wish to review the following documents:

Statement of Additional Information--supplements and continues the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report--provides certain financial information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of charge by calling 1-800-222-8222 or from Stagecoach Funds
PO Box 7066
San Francisco, CA 94120-7066

                            Inst. Money Market Prospectus (November 2, 1997) - 1

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK"), OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AND WE CAN NOT ASSURE YOU THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                                 STAGECOACH
                       MONEY MARKET FUNDS PROSPECTUS

                      Prime Money Market Mutual Fund

                      Treasury Money Market Mutual Fund

                           Administrative Shares

                              February 1, 1998

                     Investment Advisor and Administrator
                               Wells Fargo Bank

                      Distributor and Co-Administrator
                                 Stephens Inc.

                   Administrative Money Market Prospectus (November 2, 1997) - 2

FOR YOUR INFORMATION

What is a prospectus? - A prospectus provides you with the information you need in order to make an informed investment decision. It states how a Fund operates and invests its assets.

What is different about this Prospectus? - We have rewritten our Prospectus in "Plain English" to make it easier to read and understand. We have also grouped some of the most important Fund information together.

How is the Fund information organized? - After important summary information and the expense fee table, each Fund's investment objectives and financial highlights are presented. The icons below tell you where various types of information can be found.

What else do I need to understand these Funds? - Each Fund has a "Statement of Additional Information" that continues and supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies without charge by calling 1 800-222-8222.

(icon) Investment Objectives and Policies: What is the Fund trying to achieve? How do we intend to invest your money? What makes it different from the other Funds offered in this Prospectus? Look for the check-mark icon to find out.

(icon) Portfolio Holdings: A quick summary of a Fund's key permitted investments and practices.

(icon) Important Risk Factors: What are some of the key risk factors particular to this Fund? Use this information together with the "General Risk Considerations" on page ___ when considering whether this Fund is right for you.

(icon) Additional Fund Facts: Provides additional key information for each Fund.

                   Administrative Money Market Prospectus (November 2, 1997) - 3

SUMMARY INFORMATION

Summary of Stagecoach Administrative Money Market Funds: The Funds described in this Prospectus invest in money market instruments, seek to maintain a $1.00 per share net asset value in order to preserve principal, and distribute dividends once a month.

Should you consider investing? Yes, if:
 .    you are looking for a fund in which to invest short-term cash;
 .    you are looking to preserve principal;
 .    you are looking for monthly income.

You should not consider investing if:
 .    you are looking for FDIC coverage or guaranteed rates of return;
 .    you are unwilling to accept that you may lose money on your investment;
 .    you are unwilling to accept the risk that we may be unable to maintain a
     $1.00 per share net asset value and that your investment principal may fluctuate; and
 .    you are seeking long-term total return.

Key Information:

Dividends: We declare dividends, if any, daily and pay them monthly. You earn dividends from the business day your purchase of shares is effected and you continue to earn them until the day before your shares are redeemed.

What are Administrative shares?: Administrative shares are typically held for your benefit by affiliate, franchise or correspondent banks of Wells Fargo and other select institutions. The Funds offered here are available in other share classes. A prospectus for additional share classes can be obtained by calling 1 800-222-8222.

Who are "We"?: In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of The Funds" further explains how the Funds are organized.

Who are "You"?: In this Prospectus, "You" means the shareholder.

Key terms: "Money Market Instruments" is used in this Prospectus in reference to a broad variety of short-term debt securities, commercial paper, certificates of deposit, repurchase agreements and other investment activities described in the Glossary and the Additional Investment Practices on page __ for further details.

Italics: Throughout this Prospectus, words will appear in italicized print. This means that the word is defined in the Glossary beginning on page ___.

                   Administrative Money Market Prospectus (November 2, 1997) - 4

Summary of Expenses

This table is intended to help you understand the various costs and expenses you will pay directly or indirectly as a shareholder in a Fund. It does not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an investment in a Fund. See the "Organization and Management of The Funds" for more details.

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------

                                             Prime          Treasury
--------------------------------------------------------------------------------
                                              Admin            Admin
--------------------------------------------------------------------------------
Maximum Sales charge on a purchase (as
 a percentage of offering price).             None             None
--------------------------------------------------------------------------------
Maximum sales charge on reinvested
 dividends.                                   None             None
--------------------------------------------------------------------------------
Maximum sales charge imposed on
 redemptions.                                 None             None
--------------------------------------------------------------------------------
Exchange Fees                                 None             None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
Expenses shown "before waivers" are based contract amounts while expenses shown "after waivers" represent amounts expected to be incurred during the current fiscal year. Expense waivers are voluntary and may be discontinued without notice. Long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers.
--------------------------------------------------------------------------------

                                             Prime          Treasury
--------------------------------------------------------------------------------
                                               Admin             Admin
--------------------------------------------------------------------------------
Rule 12b1Fee                                   None              None
--------------------------------------------------------------------------------
Management Fee
(after waivers or reimbursement)               0.12%             0.12%
--------------------------------------------------------------------------------
Other expenses
(after waivers or reimbursement)               0.28%             0.28%
--------------------------------------------------------------------------------
Total Fund Operating Expenses
(after waivers or reimbursement)               0.40%             0.40%
================================================================================
Other expenses
(before waivers or reimbursement)              0.28%             0.28%
--------------------------------------------------------------------------------
Management Fee
(before waivers or reimbursement)              0.25%             0.25%
--------------------------------------------------------------------------------
Total Fund Operating Expenses
(before waivers or reimbursement)              0.53%             0.53%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES--The example is not a representation of past or future expenses, and actual expenses may be higher or lower than those shown.
--------------------------------------------------------------------------------

                                             Prime          Treasury
--------------------------------------------------------------------------------
You would pay the following expenses         Admin            Admin
on a $1,000 investment assuming a 5%
annual return, and that you redeem
your shares at the end of each period.
--------------------------------------------------------------------------------
               1 Year                          $ 4              $ 4
--------------------------------------------------------------------------------
               3 Years                          13               13
--------------------------------------------------------------------------------
               5 Years                          22               22
--------------------------------------------------------------------------------
               10 Years                         51               51
--------------------------------------------------------------------------------

                   Administrative Money Market Prospectus (November 2, 1997) - 5

Prime Money Market Mutual Fund

ADMINISTRATIVE SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses. These returns do not reflect sales loads and are not a guarantee of future performance.

INVESTMENT OBJECTIVE

     The Prime Money Market Mutual Fund seeks to provide investors with maximized current income to the extent consistent with preservation of capital and maintenance of liquidity.

INVESTMENT POLICIES

     We pursue this objective by actively manage a portfolio consisting of a broad range of U.S. dollar-denominated, high quality money market instruments, including debt obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less. We may also make certain other investment including, for example, repurchase agreements.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest in:
 .    U.S. Government obligations, including stripped Treasury securities;
 .    commercial paper rated at the date of purchase as P-1 by Moody's or A-1+ or
     A-1 by S&P;
 .    negotiable certificates of deposits and banker's acceptances
 .    repurchase agreements;
 .    short-term, U.S. dollar-denominated debt of U.S. branches of foreign banks;
 .    shares of other mutual funds.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

We do not invest in certain types of derivative securities we consider volatile. Among the investments not permitted are capped floaters, leveraged floaters, range floaters, dual index floaters and inverse floaters.

There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.

ADDITIONAL FUND FACTS

                   Administrative Money Market Prospectus (November 2, 1997) - 6

Treasury Money Market Mutual Fund

ADMINISTRATIVE SHARE ANNUAL RETURNS (Bar graph with caption) Returns for other share classes may vary due to different fees and expenses. These returns are not a guarantee of future performance.

INVESTMENT OBJECTIVE

     The Treasury Money Market Mutual Fund seeks to provide investors with current income and stability of principal.

INVESTMENT POLICIES

We actively manage a portfolio exclusively composed of obligations issued or guaranteed by the U.S. Treasury and in notes, repurchase agreements and other instruments collateralized or secured by Treasury obligations. We buy obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .    in U.S. Treasury obligations;
 .    in repurchase agreements collateralized by U.S. Treasury obligations;
As a temporary defensive measure, or to maintain liquidity, we may invest in shares of other mutual funds that have similar investment objectives.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. The U.S. Treasury does not directly or indirectly insures or guarantees the performance of the Fund.

ADDITIONAL FUND FACTS

Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of Treasury obligations in the Fund's portfolio to fluctuate.

             Administrative Money Market Prospectus (November 3, 1997, 1997) - 7

GENERAL RISK CONSIDERATIONS

You should carefully consider risks common to all mutual funds. Chief among these risks is the following:

 .    Unlike bank deposits, such as CD's or savings accounts, mutual funds are
     NOT INSURED BY THE FDIC.
 .    We CANNOT GUARANTEE that any Fund will meet its investment objectives. In particular, we can not guarantee that we will be able to maintain a $1.00 per share net asset value.
 .    You cannot recover through insurance any loss due to INVESTMENT PRACTICES, nor can the Fund, the selling agents or investment advisors make good any loss you might have.
 .    Investing in any mutual fund, including those deemed conservative, involve
     RISK, INCLUDING THE POSSIBLE LOSS OF ANY MONEY YOU INVEST.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. Some mutual funds invest in assets that involve particular kinds of risk.

 .    Funds that invest in debt instruments, such as notes and bonds, are subject to CREDIT RISK and INTEREST-RATE RISK. Credit risk is the possiblity that an issuer of a security will be unable to make interest payments or repay principal. Interest-rate risk is the possibility that interest rates may increase and reduce the resale value of lower-paying securities in the Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Interest rate risk does not affect the interest paid by a debt instrument unless it is specifically designed to pay an adjustable rate.

The Fund's advisor may also use certain DERIVATIVE instruments such as options or futures contracts. The term "derivatives" covers a wide number of investment practices but in general it refers to a financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to the structure of their contracts.

The following types of floating-rate derivative securities are not permitted investments in the Funds:

 .    Capped floaters on which interest is not paid when market rates move above a certain level;
 .    Leveraged floaters whose interest rates reset based on a formula that magnifies changes in market interest rates;
 .    Range floaters on which interest is not paid in market interest rates move outside a specified range;
 .    Dual index floaters whose interest rate reset provisions are tied to more than one index; and
 .    Inverse floaters which reset in an opposite direction of their index.

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

What follows is a general list of the types of risks that may affect a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional Information.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate. Affected securities might also lose liquidity. Credit risk includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Information Risk--The risk that information about a security is either unavailable or is inaccurate.

             Administrative Money Market Prospectus (November 3, 1997, 1997) - 8

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Liquidity Risk--The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of stock, bond or other security will reduced by market activity. This is the basic risk associated with all securities investments.

Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation or region's industry, government or markets.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security.

             Administrative Money Market Prospectus (November 3, 1997, 1997) - 9

--------------------------------------------------------------------------------
                                                                     P      T
                                                                     R      R
                                                                     I      E
                                                                     M      A
                                                                     E      S
                                                                            U
                                                                     M      R
                                                                     O      Y
                                                                     N
This table lists some of the additional investment practices of      E
the Funds, including some not disclosed in the Investment            Y
Objectives and Investment Policies sections of the Prospectus.
THE RISKS INDICATED AFTER THE DESCRIPTION OF THE PRACTICE ARE        M
NOT THE ONLY POTENTIAL RISKS ASSOCIATED WITH THAT PRACTICE, BUT      A
ARE AMONG THE MORE PROMINENT. Market risk is assumed for each.       R
See the Investment Objectives and Policies or the Statements of      K
Additional Information for limits on these practices.                E
                                                                     T
--------------------------------------------------------------------------------
INVESTMENT PRACTICE/RISK
--------------------------------------------------------------------------------
Floating and Variable Rate Debt - Instruments with interest
rates that are adjusted either on a schedule or when an index        x      x
or benchmark changes. Interest Rate and Credit Risk
--------------------------------------------------------------------------------
Repurchase Agreements--A transaction in which the seller of a
security agrees to buy back a security at an agreed upon time        x      x
and price, usually with interest. Credit Risk
--------------------------------------------------------------------------------
Other Mutual Funds--The temporary investment in shares of an
unaffiliated investment company.                                     x      x
--------------------------------------------------------------------------------
Foreign Obligations--Securities in a non-U.S. company or debt of a foreign government. Information, Political, Regulatory,
Diplomatic and Currency Risk.                                        x      x
--------------------------------------------------------------------------------
U.S. Treasury Stripped Obligations--Securities that give
ownership to either future payments of interest or a future
payment of principal, but not both. These securities tend to                x
have greater interest rate sensitivity than conventional debt obligations. Interest Rate Risk.
--------------------------------------------------------------------------------
Loans of securities--The practice of loaning securities to
brokers dealers and financial institutions to increase return on those securities.  Loans may be made in accordance with
existing investment objectives. Credit Risk.
--------------------------------------------------------------------------------
Borrowing Policies--The ability to borrow an equivalent of 10%
(20% for the Treasury Money Market) of total assets from banks
for temporary purposes to meet shareholder redemptions.              x      x
Borrowing may be secured by a pledge of up to 10% of the
securities and investments may not be purchased if borrowing exceeds 5% of assets. Credit Risk
--------------------------------------------------------------------------------
Illiquid Securities--As defined in the Glossary, illiquid            10     10
securities are limited to the percentage indicated for each
Fund.
--------------------------------------------------------------------------------

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

The Investment Objectives described for each Fund are fundamental and cannot be changed without approval by vote of a majority of shareholders.

            Administrative Money Market Prospectus (November 3, 1997, 1997) - 10

In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund.

           Administrative Money Market Prospectus (November 3, 1997, 1997) - 11

YOUR ACCOUNT

Minimum Investments:
 .    $150,000.00 per Fund minimum initial investment;
 .    $25,000.00 per Fund for all investments after the first;
 .    Investors in certain various fiduciary accounts and certain other investors are not subject to minimum initial or subsequent investment amount requirements.

BUYING SHARES

You can buy Fund shares at Net Asset Value (NAV) through affiliate, franchise or correspondent banks of Wells Fargo and other select institutions. Individual investors interested in purchasing Administrative shares of the Funds should contact an account representative at an institution and should understand the following:

 .    share purchases are made through your Customer Account at an institution and are executed and confirmed according to the terms of Customer Account involved;
 .    institutions, acting on behalf of their customers, are usually holders of record of Administrative shares and maintain records reflecting their customers' beneficial ownership of the shares;
 .    institutions are responsible for transmitting purchase orders by their customers and delivering required payment on a timely basis;
 .    the exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the customer's account agreement with the Institution;
 .    institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds. See "The Organization of the Funds" for further details about these fees.


Additional Important Information about Investing:

 .    Read this prospectus carefully. Discuss any questions you have with your account representative. You may also ask for copies of the Statements of Additional Information. Copies are available free of charge from your account representative or by calling 1-800 260-5969.
 .    We process requests to buy or sell shares each business day at 12:00 Noon,
     Pacific Time. Any request we receive in proper form before 12:00 Noon PT is processed the same day. Requests we receive after 12:00 Noon PT are processed the next business day. Occasionally the markets for US Government securities and money market instruments close early. On such days, the cut-off time for trades may be earlier.
 .    It is the nature of a mutual fund investment that the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.
 .    We determine the Net Asset Value (NAV) of each class of the Fund's shares each business day 12:00 noon and 1:00 PM PT. We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statements of Additional Information for further disclosure.
 .    Your institution may require additional paperwork for certain types of account registrations, such as a Trust. Please speak to your account representative at the institution for details.


SELLING SHARES

Administrative shares held on behalf of an institution's customers must be redeemed in accordance with the account agreement governing the customer's account at the institution. Please read your account agreement with your institution for rules governing selling shares. General Notes for Selling
Shares:

 .    We will process redemption requests we receive in proper form before 12:00
     P.M. Pacific Time, at the NAV determined on the same business day.

                  Administrative Money Market Prospectus (November 3, 1997) - 12

 .    Redemption Proceeds are usually wired to the redeeming institution the following business day.
 .    We reserve the right to delay payment of redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions may also be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions may also be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
 .    Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.

If you do not have a relationship with an Institution, you may redeem shares by writing or calling us directly. Redemption proceeds in such cases are usually sent by check unless a wire transfer is requested. We will act on instructions that we reasonably believe to be genuine.

                  Administrative Money Market Prospectus (November 3, 1997) - 13

EXCHANGES

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 .    You will need to read the Prospectus for the Fund into which you wish to exchange.
 .    Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.
 .    If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.
 .    Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.
 .    In order to discourage market timing and excessive transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

WIRE PURCHASE INSTRUCTIONS FOR INSTITUTIONS:

Initial Purchase:
If you do not currently have an account, complete a Stagecoach Funds application. You must wire at least $150,000.00. Be sure to indicate the Fund name and the share class into which you intend to invest.
Mail the completed application to: Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-9201.
You may also fax the completed application (with original to follow) to: 1-415-546-0280.

In Table on left:
Wells Fargo Bank, N.A.
San Francisco California
Bank Routing Number 121000248
Wire Purchase Account Number: 4068-000587
Attention: Stagecoach Funds (Name of Fund and Share Class)
Account Name: (Registration Name Indicated on Application

                  Administrative Money Market Prospectus (November 3, 1997) - 14

ADDITIONAL SERVICES AND POLICIES

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

You may choose to do any of the following:

 .    AUTOMATIC REINVESTMENT OPTION - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.
 .    CHECK PAYMENT OPTION - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

TAXES

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income. Corporate shareholders may be able to exclude a portion of dividend income from their taxable income.

Long-term capital gains earned by a Fund will be passed on to you as capital gains and will be taxable to you as long-term capital gains. In general, distributions are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31.

Your redemptions will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents may also be subject to tax withholding.

Additional details about the tax consequences of investing are available to you in the Statements of Additional Information. The discussion of taxes is only a summary based on laws in effect as of the date of this Prospectus and is not a substitute for careful tax planning.


SPECIAL NOTICES:

HISTORICAL FUND INFORMATION--

Prime Money Market-- The Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985. On October 1, 1994, the Fund was reorganized as the Pacific American Money Market Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Prime Money Market Fund, and on or about September 6, 1996, the Fund was reorganized as the Prime Money Market Mutual Fund of the Company. Prior to April 1, 1996, First Insterstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Treasury Money Market Fund-- Prior to August 1, 1990, the Treasury Money Market Mutual Fund was known as the Short-Term Government Fund, which commenced operations on October 1, 1985, and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund, and on September 6, 1996, the Fund was reorganized as a series of the Company. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as

                  Administrative Money Market Prospectus (November 3, 1997) - 15

the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Share Class: This prospectus contains information about Adminstrative shares. Some of the Funds may offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in the Funds.

Minimum Account Value - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000,000.00 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements - Institutions or their nominees typically send their investors a confirmation or statement of account after every transaction that affects their share balance. We will send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Statements of Additional Information- Additional information about some of the topics discussed in this Prospectus as well as details about return calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1 800-222-8222.

Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statements of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights--All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A Fund's shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the SAI.

                  Administrative Money Market Prospectus (November 3, 1997) - 16

ORGANIZATION AND MANAGEMENT OF THE FUNDS

A number of different companies and divisions perform the various tasks that are required for a mutual fund company. This section shows how the Funds are organized, who performs which of the various roles and what compensation they receive. Further information is available in the Statement of Additional Information for each Fund.

ABOUT STAGECOACH

Each Fund is one of 32 of the Stagecoach Funds, Inc. Stagecoach was organized on September 9, 1991 as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. Some of these service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies or considering, where applicable, matters affecting a Master Portfolio.

                                 SHAREHOLDERS


                         FINANCIAL SERVICES FIRMS AND
                             THEIR REPRESENTATIVES

                        Advise current and prospective
                    shareholders on their Fund investments

DISTRIBUTOR                   ADMINISTRATOR            TRANSFER and
     SHAREHOLDER
& CO-ADMINISTRATOR                                     DIVIDEND DISBURSING
SERVICING                                                   AGENTS
     AGENTS


Stephens Inc.                 Wells Fargo Bank         Wells Fargo Bank
     Various Agents
111 Center St.                525 Market St.           525 Market St.
Little Rock, AR               San Francisco, CA        San Francisco, CA

Markets the Funds,            Manages the Funds'       Maintains records of
Provide services to
distributes shares            business activities      shares and supervises
     customers
and manages the Funds'                                 the paying of dividends
business activities

     INVESTMENT ADVISOR                                CUSTODIAN

     Wells Fargo Bank                                  Wells Fargo Bank
     525 Market St.                                    525 Market St.
     San Francisco, CA                                 San Francisco, CA

                  Administrative Money Market Prospectus (November 3, 1997) - 17

     Manages Funds' investment                         Provides safekeeping for
     activities                                        the Funds' assets


                              BOARD OF DIRECTORS
                       Supervises the Funds' activities

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information for each Fund has more detailed information about the Investment Advisor and the other service providers and plans described here.

THE INVESTMENT ADVISOR

Wells Fargo Bank is the advisor for each of the Funds.   Wells Fargo Bank,
founded in 1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells & Fargo and Co., a national bank holding company. As of August 1, 1997, Wells Fargo Bank and its affiliates managed over $57 billion in assets. The Funds paid Wells Fargo the following for advisory services for the fiscal period ended March 31, 1997:

Money Market Mutual Fund                          .34%

California Tax-Free Money Market Mutual Fund      .60%

Government Money Market Mutual Fund               .50%

National Tax-Free Money Market Mutual Fund        .59%

Treasury Money Market Mutual Fund                 .50%


THE ADMINISTRATOR

Wells Fargo Bank is the administrator of the Funds. Wells Fargo is paid .04% for these services.

THE DISTRIBUTOR AND CO-ADMINISTRATOR

Stephens Inc. is the Funds' distributor and co-administrator.  Stephens receives
 .02% for its role as co-administrator. Stephens also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Funds' shares.

SHAREHOLDER SERVICING PLAN

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services we pay as follows:

Money Market Mutual Fund                          .30%

California Tax-Free Money Market Mutual Fund      .30%

                  Administrative Money Market Prospectus (November 3, 1997) - 18

Government Money Market Mutual Fund               .25%

National Tax-Free Money Market Mutual Fund        .25%

Treasury Money Market Mutual Fund                 .25%

DISTRIBUTION PLAN

We have adopted distribution plans for each class of the Funds. For Class A shares of the Money Market Mutual Fund and California Tax-Free Money Market Mutual Fund, these plans are used to defray all or part of the cost of preparing and distributing prospectuses and promotional materials. For the Class A shares of the Government Money Market Mutual Fund, National Tax-Free Money Market Mutual Fund and Treasury Money Market Mutual Fund these plans can be used for distribution related services.

For these services we pay as follows:

Money Market Mutual Fund                          .05%

California Tax-Free Money Market Mutual Fund      .05%

Government Money Market Mutual Fund               .05%

National Tax-Free Money Market Mutual Fund        .05%

Treasury Money Market Mutual Fund                 .05%

                  Administrative Money Market Prospectus (November 3, 1997) - 19

GLOSSARY

ACH--Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

Business Day - Any day the New York Stock Exchange is open is a business day for the Fund.

Commercial Paper--Issued by banks, corprations and other issuers to investors with idle cash. They are short-term, between 2 and 270 days, usually with below-market interest rates and high credit quality.

Current Income -- Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".

Derivatives - Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions - Dividends and/or capital gains paid by a Fund on its shares.

Dollar-Denominated--Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration--A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC- The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. FDIC insurance does not apply to mutual funds.

Illiquid Security -- A security which can not be easily sold, or can not be sold without negatively affecting the price.

Investment Grade - A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment grade bonds may have some speculative characteristics.

Liquidity - The ability to quickly sell a security without affecting the price.

Market Timing - The belief that by guessing correctly, an investor can profit by selling out of the market when prices are high and buying when prices are low.

Moody's - One of the largest nationally recognized ratings organizations.

Nationally Recognized Ratings Organization (NRRO) - A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV) - The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV of the Money Market, Government Money Market and Treasury Money Market Mutual Funds are determined each business day at 12:00 noon and 1:00 PM Pacific Time. The NAV for the California Tax-Free and National Tax-Free Money Market Funds are determined each business day at 9:00 AM and 1:00 PM Pacific Time.

                  Administrative Money Market Prospectus (November 3, 1997) - 20

Options - An option is the right to buy or sell a security based on an agreed upon price for an agreed upon time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP) - the NAV with the sales load added.

Repurchase Agreement - an agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent - a person who has an agreement with the Fund's distributor that allows them to sell Fund shares.

Senior Securities - a security that has a priority claim to a company's assets. For example, a bondholder has the right to receive a share of a company's assets before a common stock holder does in the event of a company's liquidation.

Shareholder Servicing Agent - anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee - A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P - One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the US economy.

Statement of Additional Information - A document that supplements and continues the disclosures made in the prospectus.

Stripped Treasury Securities -- Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

Taxpayer Identification Number - Usually the social security number for an individual or the Employer Identification Number for a corporation.

Turnover Ratio - The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued - Describes a stock that is believed to be worth more than its current selling price.

U.S. Government obligations -- Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                  Administrative Money Market Prospectus (November 3, 1997) - 21

[Back cover]

You may wish to review the following documents:

Statement of Additional Information--supplements and continues the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report--provides certain financial information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of charge by calling 1-800-222-8222 or from Stagecoach Funds
PO Box 7066
San Francisco, CA 94120-7066

                            Inst. Money Market Prospectus (November 2, 1997) - 1

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK"), OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AND WE CAN NOT ASSURE YOU THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                                 STAGECOACH
                              MONEY MARKET FUNDS
                                  PROSPECTUS

                        Prime Money Market Mutual Fund

                  National Tax-Free Money Market Mutual Fund

                    Treasury Money Market Mutual Fund

                             Institutional Shares

                              February 1, 1998

                     Investment Advisor and Administrator
                               Wells Fargo Bank

                     Distributor and Co-Administrator
                               Stephens Inc.

                                  Money Market Prospectus (November 2, 1997) - 2

FOR YOUR INFORMATION

What is a prospectus? - A prospectus provides you with the information you need in order to make an informed investment decision. It states how a Fund operates and invests its assets.

What is different about this Prospectus? - We have rewritten our Prospectus in "Plain English" to make it easier to read and understand. We have also grouped some of the most important Fund information together.

How is the Fund information organized? - After important summary information and the expense fee table, each Fund's investment objectives and financial highlights are presented. The icons below tell you where various types of information can be found.

What else do I need to understand these Funds? - Each Fund has a "Statement of Additional Information" that continues and supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies without charge by calling 1 800-222-8222.

(icon) Investment Objectives and Policies: What is the Fund trying to achieve? How do we intend to invest your money? What makes it different from the other Funds offered in this Prospectus? Look for the check-mark icon to find out.

(icon) Portfolio Holdings: A quick summary of a Fund's key permitted investments and practices.

(icon) Important Risk Factors: What are some of the key risk factors particular to this Fund? Use this information together with the "General Risk Considerations" on page ___ when considering whether this Fund is right for you.

(icon) Additional Fund Facts: Provides additional key information for each Fund.

                                  Money Market Prospectus (November 2, 1997) - 3

SUMMARY INFORMATION

Summary of Stagecoach Institutional Money Market Funds: The Funds described in this Prospectus invest in money market instruments, seek to maintain a $1.00 per share net asset value in order to preserve principal, and distribute dividends once a month.

Should you consider investing? Yes, if:
 . you are looking for a fund in which to invest short-term cash;
 . you are looking to preserve principal;
 . you are looking for monthly income.

You should not consider investing if:
 . you are looking for FDIC coverage or guaranteed rates of return;
 . you are unwilling to accept that you may lose money on your investment;
 . you are unwilling to accept the risk that we may be unable to maintain a $1.00 per share net asset value and that your investment principal may fluctuate;
  and
 . you are seeking long-term total return.

Key Information:

Dividends: We declare dividends, if any, daily and pay them monthly. You earn dividends from the business day your purchase of shares is effected and you continue to earn them until the day before your shares are redeemed.

What are Institutional shares?: Institutional shares are typically held for your benefit by affiliate, franchise or correspondent banks of Wells Fargo and other select institutions. The Funds offered here are available in other share classes. A prospectus for additional share classes can be obtained by calling 1 800-222-8222.

Who are "We"?: In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of The Funds" further explains how the Funds are organized.

Who are "You"?: In this Prospectus, "You" means the shareholder.

Key terms: "Money Market Instruments" is used in this Prospectus in reference to a broad variety of short-term debt securities, commercial paper, certificates of deposit, repurchase agreements and other investment activities described in the Glossary and the Additional Investment Practices on page __ for further details.

Italics: Throughout this Prospectus, words will appear in italicized print. This means that the word is defined in the Glossary beginning on page ___.

                                  Money Market Prospectus (November 2, 1997) - 4

HOW TO READ THE FINANCIAL HIGHLIGHTS

After each Fund's Investment Objective and Investment Policies, charts are provided showing important financial information about Fund. The charts are called "Financial Highlights" and are designed to help you understand the past performance of each Fund. The financial statements, from which these Financial Highlights were derived, were audited by KPMG Peat Marwick LLP except as indicated. The financial statements are available in the Fund's most recent Annual Report and are available free of charge by calling 1-800-222-8222. Other auditors audited statements for the Government and the Treasury Money Market Funds for periods prior to October 1, 1995. Here is an explanation of some terms that will help you interpret these charts.

NET ASSET VALUE (NAV)--The value of one share of a class of a Fund, excluding any sales charge. See the Glossary for a fuller definition.

NET INVESTMENT INCOME--When we receive dividend or interest payments from an investment or earn trading profits, we deduct management fees, administrative and other expenses and then record the result as net investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions-Dividends From Net Investment Income."

NET REALIZED AND UNREALIZED CAPITAL GAINS--We buy and sell investments frequently. The profit on an investment sold for more than its purchase price is a realized capital gain while any loss is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The number in this category is the total gains or losses of a class divided by the number of outstanding fund shares for that class. The amount of capital gain or loss per share that was passed on to shareholders is listed under the heading "Less Distributions-Distributions From Net Realized Gains."

NET ASSETS--The value of the investments in a Fund's portfolio that are attributable to a particular class of the Fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS--This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administrative and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS--This ratio is the result of dividing net investment income (or loss) by average net assets.

PORTFOLIO TURNOVER--Portfolio turnover is expressed as a percentage of a Fund's investment portfolio and reflects the trading activity in the portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

                                    Money Market Prospectus (November 2, 1997)-5

Summary of Expenses

This table is intended to help you understand the various costs and expenses you will pay directly or indirectly as a shareholder in a Fund. It does not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an investment in a Fund. See the "Organization and Management of The Funds" for more details.

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------

                                          Prime           National        Treasury
                                          Money           Tax-Free
-------------------------------------------------------------------------------------
                                          Institutional   Institutional   Institutional
--------------------------------------------------------------------------------------
 Maximum Sales charge on a purchase (as
 a percentage of offering price).         None            None            None
---------------------------------------------------------------------------------------
 Maximum sales charge on reinvested
  dividends.                              None            None            None
---------------------------------------------------------------------------------------
 Maximum sales charge imposed on
 redemptions.                             None            None            None
---------------------------------------------------------------------------------------
 Exchange Fees                            None            None            None
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------

 Expenses shown "before waivers" are based contract amounts while expenses shown "after waivers" represent amounts expected to be incurred during the current fiscal year. Expense waivers are voluntary and may be discontinued without notice. Long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers.
-------------------------------------------------------------------------------

                                            Prime            National         Treasury
                                            Money            Tax-Free
---------------------------------------------------------------------------------------------
                                            Institutional    Institutional    Institutional
---------------------------------------------------------------------------------------------

 Rule 12b1Fee                               None             None             None
---------------------------------------------------------------------------------------------
 Management Fee after waivers or
 reimbursement.                             0.12%            0.19%            012%
---------------------------------------------------------------------------------------------
 Other expenses after waivers or
 reimbursement.                             0.13%            0.11%            0.13%
---------------------------------------------------------------------------------------------
 Total Fund Operating Expenses after
 waivers or reimbursement.                  0.25%            0.30%            0.25%
---------------------------------------------------------------------------------------------
 Management Fee before waivers or
 reimbursement.                             0.25%            0.30%            0.25%
---------------------------------------------------------------------------------------------
 Other expenses before waivers or
 reimbursement.                             0.33%            0.47%            0.32%
---------------------------------------------------------------------------------------------
 Total Fund Operating Expenses before
 waivers or reimbursement.                  0.58%            0.77%            0.57%
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 EXAMPLE OF EXPENSES--The example is not a representation of past or future expenses, and actual expenses may be higher or lower than those shown.
-------------------------------------------------------------------------------

                                                    Prime           National        Treasury
                                                    Money           Tax-Free
-----------------------------------------------------------------------------------------------
 You would pay the following expenses           Institutional   Institutional   Institutional
 on a $1,000 investment assuming a 5%
 annual return, and that you redeem
 your shares at the end of each period.
----------------------------------------------------------------------------------------------
 1 Year                                               $ 3              $ 3              $ 3
----------------------------------------------------------------------------------------------
 3 Years                                                8               10                8
----------------------------------------------------------------------------------------------
 5 Years                                               14               17               14
----------------------------------------------------------------------------------------------
 10 Years                                              32               38               32
----------------------------------------------------------------------------------------------

                                    Money Market Prospectus (November 2, 1997)-6

Prime Money Market Mutual Fund

INVESTMENT OBJECTIVE

     The Prime Money Market Mutual Fund seeks to provide investors with maximized current income to the extent consistent with preservation of capital and maintenance of liquidity.

INVESTMENT POLICIES

     We pursue this objective by actively manage a portfolio consisting of a broad range of U.S. dollar-denominated, high quality money market instruments, including debt obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less. We may also make certain other investment including, for example, repurchase agreements.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest in:
 .  U.S. Government obligations, including stripped Treasury securities;
 .  commercial paper rated at the date of purchase as P-1 by Moody's or A-1+
   or A-1 by S&P;
 .  negotiable certificates of deposits and banker's acceptances
 .  repurchase agreements;
 . short-term, U.S. dollar-denominated debt of U.S. branches of foreign banks; . shares of other mutual funds.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

We do not invest in certain types of derivative securities we consider volatile. Among the investments not permitted are capped floaters, leveraged floaters, range floaters, dual index floaters and inverse floaters.

There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.

ADDITIONAL FUND FACTS

                                  Money Market Prospectus (November 2, 1997) - 7
-------------------------------------------------------------------------------
        PRIME MONEY MARKET MUTUAL FUND \\(1)\\ --- FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
                            FOR SHARES OUTSTANDING
-------------------------------------------------------------------------------
                              INSTITUTIONAL SHARE
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
  FOR PERIOD ENDED:                        Sept. 30, 1997         March 31, 1997\\(2)\\  Sept. 30, 1996      Sept. 30, 1995
---------------------------------------------------------------------------------------------------------------------------
                                            Unaudited, 6-mos.      6-mos. Ended          Year Ended          Period Ended
---------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of Period            $   1.00            $   1.00              $   1.00             $  1.00
---------------------------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                        0.03                0.03                  0.05                0.01
---------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gain                    0.00                0.00                  0.00                0.00
  (Loss) on Investments
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    0.03                0.03                  0.05                0.01
---------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
---------------------------------------------------------------------------------------------------------------------------
  Dividends from Net Investment Income               (0.03)              (0.03)                (0.05)              (0.01)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from Net Realized Gain                0.00                0.00                  0.00                0.00
---------------------------------------------------------------------------------------------------------------------------
  Total from Distributions:                          (0.03)              (0.03)                (0.05)              (0.01)
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                  $   1.00            $   1.00              $   1.00             $  1.00
--------------------------------------------------------------------------------------------------------------------------
  Total Return (Not Annualized)                       2.74%               2.64%                 5.39%               5.65%
--------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000s)                $506,339            $538,195              $423,959             $30,606
--------------------------------------------------------------------------------------------------------------------------
  RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
--------------------------------------------------------------------------------------------------------------------------
  Ratios of Expenses to Average Net                   0.25%               0.25%                 0.25%               0.26%
  Assets
--------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Income to                   5.40%               5.25%                 5.33%               5.67%
  Average Net Assets
--------------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover                                   N/A                 N/A                   N/A                 N/A
--------------------------------------------------------------------------------------------------------------------------
  Average Commission Rate Paid                         N/A                 N/A                   N/A                 N/A
--------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net                    0.41%               0.38%                 0.60%               0.69%
  Assets Prior to Waived Fees and
  Reimbursed Expenses
--------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Income to                   5.24%               5.12%                 4.98%               5.24%
  Average Net Assets Prior to Waived
  Fees And Reimbursed Expenses
--------------------------------------------------------------------------------------------------------------------------

1 The Predecessor Fund commenced operations on October 1 1985. See page ___ for Historical Fund information.
2. The Fund changed its fiscal year-end from September 30 to March 31.

                                  Money Market Prospectus (November 2, 1997) - 8

National Tax-Free Money Market Mutual Fund

INVESTMENT OBJECTIVE

     The National Tax-Free Money Market Mutual Fund seeks to provide investors with a high level of income exempt from federal income tax, while preserving capital and liquidity.

INVESTMENT POLICIES

     We actively manage a portfolio of high-quality, short-term instruments, primarily municipal obligations with remaining maturities of 397 days or less. Among the municipal obligations we buy are bonds, notes and commercial paper issued by or on behalf of the states, territories and possessions of the United States and their political subdivisions and other public authorities. Under normal market conditions we invest substantially all of our assets in debt obligations that are exempt from federal income tax. We maintain an overall dollar-weighted average maturity of 90 days or less.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 . at least 80% of our assets in municipal obligations that provide interest free exempt from federal income tax and not subject to the federal alternative minimum tax;
 . in obligations rated within the two highest categories by nationally recognized ratings organizations.
We may also invest up to 20% of our assets in permitted taxable investments as a defensive measure due to unusual market conditions or to maintain liquidity.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

Up to 25% or more of our assets in municipal obligations may be related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, we may own different obligations that pay interest based on the revenue of similar projects.

There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.

ADDITIONAL FUND FACTS

Although it is our intention to reduce such exposure, a portion of the income earned may be subject to the federal alternative minimum tax. We will send you a letter each year informing you what percentage, if any, may be subject.

                                  Money Market Prospectus (November 2, 1997) - 9

--------------------------------------------------------------------------------
   NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND\\2)\\ -- FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           FOR SHARES OUTSTANDING
--------------------------------------------------------------------------------
                            INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

FOR PERIOD ENDED:                        June 30, 1997   December 31, 1996
----------------------------------------------------------------------------
                                         Unaudited
----------------------------------------------------------------------------
  Net Asset Value, Beginning of Period    $1.00           $1.00
----------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------
  Net Investment Income (Loss)             0.02            0.02
----------------------------------------------------------------------------
  Net Realized and Unrealized Gain         0.00            0.00
  (Loss) on Investments
----------------------------------------------------------------------------
  Total from Investment Operations:        0.02            0.02
----------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
----------------------------------------------------------------------------
  Dividends from Net Investment Income    (0.02)          (0.02)
----------------------------------------------------------------------------
  Distributions from Net Realized Gain     0.00            0.00
----------------------------------------------------------------------------
  Total from Distributions:               (0.02)          (0.02)
----------------------------------------------------------------------------
  Net Asset Value, End of Period          $1.00           $1.00
----------------------------------------------------------------------------
  Total Return (Not Annualized)            1.61%           2.27%
----------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------
  Net Assets, End of Period (000s)       89,850          60,292
----------------------------------------------------------------------------
  RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
----------------------------------------------------------------------------
  Ratios of Expenses to Average Net        0.30%\\(2)\\    0.40%
  Assets
----------------------------------------------------------------------------
  Ratio of Net Investment Income to        3.19%           2.99%
  Average Net Assets
----------------------------------------------------------------------------
  Portfolio Turnover                        N/A             N/A
----------------------------------------------------------------------------
  Average Commission Rate Paid              N/A             N/A
----------------------------------------------------------------------------
  Ratio of Expenses to Average Net         0.56%\\(3)\\    0.51%
  Assets Prior to Waived Fees and
  Reimbursed Expenses
----------------------------------------------------------------------------
  Ratio of Net Investment Income to        2.93%/3/        2.88%
  Average Net Assets Prior to Waived
  Fees And Reimbursed Expenses
----------------------------------------------------------------------------

2.  The Fund commenced operations on April 2, 1996.
3.  This ratio includes income and expenses allocated from the Master
    Portfolio.

                                 Money Market Prospectus (November 2, 1997) - 10

Treasury Money Market Mutual Fund

INVESTMENT OBJECTIVE

     The Treasury Money Market Mutual Fund seeks to provide investors with current income and stability of principal.

INVESTMENT POLICIES

We actively manage a portfolio exclusively composed of obligations issued or guaranteed by the U.S. Treasury and in notes, repurchase agreements and other instruments collateralized or secured by Treasury obligations. We buy obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 . in U.S. Treasury obligations;
 . in repurchase agreements collateralized by U.S. Treasury obligations;
As a temporary defensive measure, or to maintain liquidity, we may invest in shares of other mutual funds that have similar investment objectives.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. The U.S. Treasury does not directly or indirectly insures or guarantees the performance of the Fund.

ADDITIONAL FUND FACTS

Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of Treasury obligations in the Fund's portfolio to fluctuate.

                           Inst. Money Market Prospectus (November 3, 1997) - 11

--------------------------------------------------------------------------------
         TREASURY MONEY MARKET MUTUAL FUND (2)--- FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                            FOR SHARES OUTSTANDING
--------------------------------------------------------------------------------
                              INSTITUTIONAL SHARE
--------------------------------------------------------------------------------

FOR PERIOD ENDED:                          Sept. 30,              March 31, 1997 \\(1)\\  Sept. 30,         Sept. 30,
                                              1997                                        1996              1995\\(3)\\
---------------------------------------------------------------------------------------------------------------------------
                                           Unaudited, 6-mos.      6-mos. Ended            Year Ended        Period Ended
---------------------------------------------------------------------------------------------------------------------------

  Net Asset Value, Beginning of Period      $   1.00              $   1.00               $   1.00           $   1.0
---------------------------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                  0.03                  0.03                   0.05               0.01
---------------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gain              0.00                  0.00                   0.00               0.00
  (Loss) on Investments
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations              0.03                  0.03                   0.05               0.01
---------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
---------------------------------------------------------------------------------------------------------------------------
  Dividends from Net Investment Income         (0.03)                (0.03)                 (0.05)             (0.01)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from Net Realized Gain          0.00                  0.00                   0.00               0.00
---------------------------------------------------------------------------------------------------------------------------
  Total from Distributions:                    (0.03)               (0.;03)                 (0.05)             (0.01)
---------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period            $   1.00              $   1.00               $   1.00           $   1.00
---------------------------------------------------------------------------------------------------------------------------
  Total Return (Not Annualized)                 2.65%                 2.58%                  5.26%              5.51%
---------------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000s)          $485,723              $449,647               $540,689           $ 36,443
---------------------------------------------------------------------------------------------------------------------------
  RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
---------------------------------------------------------------------------------------------------------------------------
  Ratios of Expenses to Average Net             0.25%                 0.25%                  0.25%              0.26%
  Assets
---------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Income to             5.22%                 5.11%                  5.21%              5.42%
  Average Net Assets
---------------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover                             N/A                   N/A                    N/A                N/A
---------------------------------------------------------------------------------------------------------------------------
  Average Commission Rate Paid                   N/A                   N/A                    N/A                N/A
---------------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net              0.41%                 0.39%                  0.59%              0.69%
  Assets Prior to Waived Fees and
  Reimbursed Expenses
---------------------------------------------------------------------------------------------------------------------------

  Ratio of Net Investment Income to             5.06%                 4.97%                  4.87%              4.99%
  Average Net Assets Prior to Waived
  Fees And Reimbursed Expenses
--------------------------------------------------------------------------------------------------------------------------

1.  The Fund changed its fiscal year-end from September 30 to March 31.
2. The Fund commenced operations on October 1, 1985. See page __ for important historical information.
3. `Financial data for all periods up to and including the fiscal year ended September 30, 1995 are for Service shares only.

                           Inst. Money Market Prospectus (November 3, 1997) - 12

GENERAL RISK CONSIDERATIONS

You should carefully consider risks common to all mutual funds. Chief among these risks is the following:

 . Unlike bank deposits, such as CD's or savings accounts, mutual funds are NOT
  INSURED BY THE FDIC.
 . We CANNOT GUARANTEE that any Fund will meet its investment objectives. In particular, we can not guarantee that we will be able to maintain a $1.00 per share net asset value.
 . You cannot recover through insurance any loss due to INVESTMENT PRACTICES, nor can the Fund, the selling agents or investment advisors make good any loss you might have.
 . Investing in any mutual fund, including those deemed conservative, involve
  RISK, INCLUDING THE POSSIBLE LOSS OF ANY MONEY YOU INVEST.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. Some mutual funds invest in assets that involve particular kinds of risk.

 . Funds that invest in debt instruments, such as notes and bonds, are subject to CREDIT RISK and INTEREST-RATE RISK. Credit risk is the possiblity that an issuer of a security will be unable to make interest payments or repay principal. Interest-rate risk is the possibility that interest rates may increase and reduce the resale value of lower-paying securities in the Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities.
  Interest rate risk does not affect the interest paid by a debt instrument unless it is specifically designed to pay an adjustable rate.

The Fund's advisor may also use certain DERIVATIVE instruments such as options or futures contracts. The term "derivatives" covers a wide number of investment practices but in general it refers to a financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to the structure of their contracts.

The following types of floating-rate derivative securities are not permitted investments in the Funds:

 . Capped floaters on which interest is not paid when market rates move above a certain level;
 . Leveraged floaters whose interest rates reset based on a formula that magnifies changes in market interest rates;
 . Range floaters on which interest is not paid in market interest rates move outside a specified range;
 . Dual index floaters whose interest rate reset provisions are tied to more than one index; and
 . Inverse floaters which reset in an opposite direction of their index.

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

What follows is a general list of the types of risks that may affect a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional Information.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate. Affected securities might also lose liquidity. Credit risk includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

                           Inst. Money Market Prospectus (November 3, 1997) - 13

Information Risk--The risk that information about a security is either unavailable or is inaccurate.

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Liquidity Risk--The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of stock, bond or other security will reduced by market activity. This is the basic risk associated with all securities investments.

Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation or region's industry, government or markets.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security.

                           Inst. Money Market Prospectus (November 3, 1997) - 14


---------------------------------------------------------------------------------------------------
                                                                     P      N       T
                                                                     R      A       R
                                                                     I      T       E
                                                                     M      I       A
                                                                     E      O       S
                                                                            N       U
                                                                     M      A       R
                                                                     O      L       Y
                                                                     N
 This table lists some of the additional investment practices of     E      T
 the Funds, including some not disclosed in the Investment           Y      A
 Objectives and Investment Policies sections of the Prospectus.             X
 THE RISKS INDICATED AFTER THE DESCRIPTION OF THE PRACTICE ARE       M
 NOT THE ONLY POTENTIAL RISKS ASSOCIATED WITH THAT PRACTICE, BUT     A      F
 ARE AMONG THE MORE PROMINENT. Market risk is assumed for each.      R      R
 See the Investment Objectives and Policies or the Statements of     K      E
 Additional Information for limits on these practices.               E      E
                                                                     T
---------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICE/RISK
---------------------------------------------------------------------------------------------------
 Floating and Variable Rate Debt - Instruments with interest
 rates that are adjusted either on a schedule or when an index     x      x       x
 or benchmark changes. Interest Rate and Credit Risk
----------------------------------------------------------------------------------------------------
 Repurchase Agreements-- A transaction in which the seller of a
 security agrees to buy back a security at an agreed upon time     x      x       x
 and price, usually with interest. Credit Risk
----------------------------------------------------------------------------------------------------
 Other Mutual Funds--The temporary investment in shares of an
 unaffiliated investment company.                                  x      x       x
----------------------------------------------------------------------------------------------------
 Foreign Obligations--Securities in a non-U.S. company or debt of a foreign government. Information, Political, Regulatory,
 Diplomatic and Currency Risk.                                     x      x       x
---------------------------------------------------------------------------------------------------
 U.S. Treasury Stripped Obligations--Securities that give
 ownership to either future payments of interest or a future
 payment of principal, but not both. These securities tend to                     x
 have greater interest rate sensitivity than conventional debt obligations. Interest Rate Risk.
---------------------------------------------------------------------------------------------------
 Loans of Securities--The practice of loaning securities to
 brokers dealers and financial institutions to increase return on those securities.  Loans may be made in accordance with
 existing investment objectives. Credit Risk.
----------------------------------------------------------------------------------------------------
 Borrowing Policies--The ability to borrow an equivalent of 10%
 (20% for the Treasury Money Market) of total assets from banks
 for temporary purposes to meet shareholder redemptions.           x      x       x
 Borrowing may be secured by a pledge of up to 10% of the
 securities and investments may not be purchased if borrowing exceeds 5% of assets. Credit Risk
----------------------------------------------------------------------------------------------------
 Illiquid Securities--As defined in the Glossary, illiquid         10      10      10
 securities are limited to the percentage indicated for each
 Fund.
----------------------------------------------------------------------------------------------------

  Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

  The Investment Objectives described for each Fund are fundamental and cannot be changed without approval by vote of a majority of shareholders.

                           Inst. Money Market Prospectus (November 3, 1997) - 15


In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund.

                           Inst. Money Market Prospectus (November 3, 1997) - 16


YOUR ACCOUNT

Minimum Investments:
 . $5,000,000.00 per Fund minimum initial investment;
 . $25,000.00 per Fund for all investments after the first;
 . Investors in certain various fiduciary accounts and certain other investors are not subject to minimum initial or subsequent investment amount requirements.

BUYING SHARES

You can buy Fund shares at Net Asset Value (NAV) through affiliate, franchise or correspondent banks of Wells Fargo and other select institutions. Individual investors interested in purchasing Institutional shares of the Funds should contact an account representative at an institution and should understand the following:

 . share purchases are made through your Customer Account at an institution and are executed and confirmed according to the terms of Customer Account involved;
 . institutions, acting on behalf of their customers, are usually holders of record of Institutional shares and maintain records reflecting their customers' beneficial ownership of the shares;
 . institutions are responsible for transmitting purchase orders by their customers and delivering required payment on a timely basis;
 . the exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the customer's account agreement with the Institution;
 . institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds.
  See "The Organization of the Funds" for further details about these fees.


Additional Important Information about Investing:

 . Read this prospectus carefully. Discuss any questions you have with your account representative. You may also ask for copies of the Statements of Additional Information. Copies are available free of charge from your account representative or by calling 1-800 260-5969.
 . We process requests to buy or sell shares each business day at 12:00 Noon, Pacific Time. Any request we receive in proper form before 12:00 Noon PT is processed the same day. Requests we receive after 12:00 Noon PT are processed the next business day. Occasionally the markets for US Government securities and money market instruments close early. On such days, the cut-off time for trades may be earlier.
 . It is the nature of a mutual fund investment that the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.
 . We determine the Net Asset Value (NAV) of each class of the Fund's shares each business day 12:00 noon and 1:00 PM PT. We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statements of Additional Information for further disclosure.
 . Your institution may require additional paperwork for certain types of account registrations, such as a Trust. Please speak to your account representative at the institution for details.


SELLING SHARES

Institutional shares held on behalf of an institution's customers must be redeemed in accordance with the account agreement governing the customer's account at the institution. Please read your account agreement with your institution for rules governing selling shares. General Notes for Selling
Shares:

 . We will process redemption requests we receive in proper form before 12:00
  P.M. Pacific Time, at the NAV determined on the same business day.
 . Redemption Proceeds are usually wired to the redeeming institution the following business day.

                           Inst. Money Market Prospectus (November 3, 1997) - 17


 . We reserve the right to delay payment of redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions may also be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions may also be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
 . Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.

If you do not have a relationship with an Institution, you may redeem shares by writing or calling us directly. Redemption proceeds in such cases are usually sent by check unless a wire transfer is requested. We will act on instructions that we reasonably believe to be genuine.

                           Inst. Money Market Prospectus (November 3, 1997) - 18


EXCHANGES

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:
 . You will need to read the Prospectus for the Fund into which you wish to exchange.
 . Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.
 . If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.
 . Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.
 . In order to discourage market timing and excessive transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

WIRE PURCHASE INSTRUCTIONS FOR INSTITUTIONS:

Initial Purchase:
If you do not currently have an account, complete a Stagecoach Funds application. You must wire at least $1,000,000.00. Be sure to indicate the Fund name and the share class into which you intend to invest.
Mail the completed application to: Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-9201.
You may also fax the completed application (with original to follow) to: 1-415-546-0280.

In Table on left:
Wells Fargo Bank, N.A.
San Francisco California
Bank Routing Number 121000248
Wire Purchase Account Number: 4068-000587
Attention: Stagecoach Funds (Name of Fund and Share Class)
Account Name: (Registration Name Indicated on Application

                           Inst. Money Market Prospectus (November 3, 1997) - 19

ADDITIONAL SERVICES AND POLICIES

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

You may choose to do any of the following:
 . AUTOMATIC REINVESTMENT OPTION - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.
 . CHECK PAYMENT OPTION - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.


TAXES

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income. Corporate shareholders may be able to exclude a portion of dividend income from their taxable income.

Long-term capital gains earned by a Fund will be passed on to you as capital gains and will be taxable to you as long-term capital gains. In general, distributions are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31.

Your redemptions will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents may also be subject to tax withholding.

Additional details about the tax consequences of investing are available to you in the Statements of Additional Information. The discussion of taxes is only a summary based on laws in effect as of the date of this Prospectus and is not a substitute for careful tax planning.


SPECIAL NOTICES:


HISTORICAL FUND INFORMATION--
Prime Money Market-- The Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985. On October 1, 1994, the Fund was reorganized as the Pacific American Money Market Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Prime Money Market Fund, and on or about September 6, 1996, the Fund was reorganized as the Prime Money Market Mutual Fund of the Company. Prior to April 1, 1996, First Insterstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Treasury Money Market Fund-- Prior to August 1, 1990, the Treasury Money Market Mutual Fund was known as the Short-Term Government Fund, which commenced operations on October 1, 1985, and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund, and on September 6, 1996, the Fund was reorganized as

                           Inst. Money Market Prospectus (November 3, 1997) - 20


a series of the Company. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Share Class: This prospectus contains information about Institutional shares. Some of the Funds may offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in the Funds.

Minimum Account Value - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000,000.00 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements - Institutions or their nominees typically send their investors a confirmation or statement of account after every transaction that affects their share balance. We will send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Statements of Additional Information- Additional information about some of the topics discussed in this Prospectus as well as details about return calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1 800-222-8222.

Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statements of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights--All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A Fund's shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the SAI.

                           Inst. Money Market Prospectus (November 3, 1997) - 21


ORGANIZATION AND MANAGEMENT OF THE FUNDS

A number of different companies and divisions perform the various tasks that are required for a mutual fund company. This section shows how the Funds are organized, who performs which of the various roles and what compensation they receive. Further information is available in the Statement of Additional Information for each Fund.

ABOUT STAGECOACH

Each Fund is one of 32 of the Stagecoach Funds, Inc. Stagecoach was organized on September 9, 1991 as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. Some of these service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies or considering, where applicable, matters affecting a Master Portfolio.

                                 SHAREHOLDERS


                         FINANCIAL SERVICES FIRMS AND
                             THEIR REPRESENTATIVES

                         Advise current and prospective
                    shareholders on their Fund investments

DISTRIBUTOR                         ADMINISTRATOR                               TRANSFER and
       SHAREHOLDER
& CO-ADMINISTRATOR                                                              DIVIDEND DISBURSING
SERVICING                                                                               AGENTS
       AGENTS
Stephens Inc.                       Wells Fargo Bank                            Wells Fargo Bank
       Various Agents
111 Center St.                      525 Market St.                         525 Market St.
Little Rock, AR                     San Francisco, CA                           San Francisco, CA

Markets the Funds,                           Manages the Funds'                         Maintains records of
       Provide services to
distributes shares                  business activities                         shares and supervises
       customers
and manages the Funds'
business activities                                                        the paying of dividens

       INVESTMENT ADVISOR                                                               CUSTODIAN
       Wells Fargo Bank                                                                  Wells Fargo Bank
       525 Market St.                                                             525 Market St.
       San Francisco, CA                                                                 San Francisco, CA

                           Inst. Money Market Prospectus (November 3, 1997)-22

Manages Funds' investment                              Provides safekeeping for
activities                                             the Funds' assets


                              BOARD OF DIRECTORS
                       Supervises the Funds' activities

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information for each Fund has more detailed information about the Investment Advisor and the other service providers and plans described here.

THE INVESTMENT ADVISOR

Wells Fargo Bank is the advisor for each of the Funds.   Wells Fargo Bank,
founded in 1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells & Fargo and Co., a national bank holding company. As of August 1, 1997, Wells Fargo Bank and its affiliates managed over $57 billion in assets. The Funds paid Wells Fargo the following for advisory services for the fiscal period ended March 31, 1997:

Money Market Mutual Fund                        .34%

California Tax-Free Money Market Mutual Fund    .60%

Government Money Market Mutual Fund             .50%

National Tax-Free Money Market Mutual Fund      .59%

Treasury Money Market Mutual Fund               .50%


THE ADMINISTRATOR

Wells Fargo Bank is the administrator of the Funds. Wells Fargo is paid .04% for these services.

THE DISTRIBUTOR AND CO-ADMINISTRATOR

Stephens Inc. is the Funds' distributor and co-administrator.  Stephens receives
 .02% for its role as co-administrator. Stephens also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Funds' shares.


SHAREHOLDER SERVICING PLAN

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services we pay as follows:

Money Market Mutual Fund                        .30%

California Tax-Free Money Market Mutual Fund    .30%

                            Inst. Money Market Prospectus (November 3 1997) - 23

Government Money Market Mutual Fund             .25%

National Tax-Free Money Market Mutual Fund      .25%

Treasury Money Market Mutual Fund               .25%



DISTRIBUTION PLAN

We have adopted distribution plans for each class of the Funds. For Class A shares of the Money Market Mutual Fund and California Tax-Free Money Market Mutual Fund, these plans are used to defray all or part of the cost of preparing and distributing prospectuses and promotional materials. For the Class A shares of the Government Money Market Mutual Fund, National Tax-Free Money Market Mutual Fund and Treasury Money Market Mutual Fund these plans can be used for distribution related services.

For these services we pay as follows:


Money Market Mutual Fund                        .05%

California Tax-Free Money Market Mutual Fund    .05%

Government Money Market Mutual Fund             .05%

National Tax-Free Money Market Mutual Fund      .05%

Treasury Money Market Mutual Fund               .05%

                            Inst. Money Market Prospectus (November 3 1997) - 24

GLOSSARY

ACH--Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

Business Day - Any day the New York Stock Exchange is open is a business day for the Fund.

Commercial Paper--Issued by banks, corporations and other issuers to investors with idle cash. They are short-term, between 2 and 270 days, usually with below-market interest rates and high credit quality.

Current Income--Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".

Derivatives- Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions - Dividends and/or capital gains paid by a Fund on its shares.

Dollar-Denominated--Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration--A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC- The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. FDIC insurance does not apply to mutual funds.

Illiquid Security--A security which can not be easily sold, or can not be sold without negatively affecting the price.

Investment Grade - A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment grade bonds may have some speculative characteristics.

Liquidity -The ability to quickly sell a security without affecting the price.

Market Timing - The belief that by guessing correctly, an investor can profit by selling out of the market when prices are high and buying when prices are low.

Moody's - One of the largest nationally recognized ratings organizations.

Nationally Recognized Ratings Organization (NRRO) - A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV) - The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV of the Money Market, Government Money Market and Treasury Money Market Mutual Funds are determined each business day at 12:00 noon and 1:00 PM Pacific Time. The NAV for the California Tax-Free and National Tax-Free Money Market Funds are determined each business day at 9:00 AM and 1:00 PM Pacific Time.

                            Inst. Money Market Prospectus (November 3 1997) - 25

Options - An option is the right to buy or sell a security based on an agreed upon price for an agreed upon time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP) - the NAV with the sales load added.

Repurchase Agreement - an agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent - a person who has an agreement with the Fund's distributor that allows them to sell Fund shares.

Senior Securities - a security that has a priority claim to a company's assets. For example, a bondholder has the right to receive a share of a company's assets before a common stock holder does in the event of a company's liquidation.

Shareholder Servicing Agent - anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee- A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P- One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the US economy.

Statement of Additional Information - A document that supplements and continues the disclosures made in the prospectus.

Stripped Treasury Securities--Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

Taxpayer Identification Number - Usually the social security number for an individual or the Employer Identification Number for a corporation.

Turnover Ratio - The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued - Describes a stock that is believed to be worth more than its current selling price.

U.S. Government obligations--Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                            Inst. Money Market Prospectus (November 3 1997) - 26

[Back cover]

You may wish to review the following documents:

Statement of Additional Information--supplements and continues the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report--provides certain financial information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of charge by calling 1-800-222-8222 or from Stagecoach Funds
PO Box 7066
San Francisco, CA 94120-7066

                          Service Money Market Prospectus (November 2, 1997) - 1

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK"), OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AND WE CAN NOT ASSURE YOU THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.



                                  STAGECOACH
                         Money Market Funds Prospectus

                        Prime Money Market Mutual Fund

                       Treasury Money Market Mutual Fund

                                Service Shares

                               February 1, 1998

                     Investment Advisor and Administrator
                               Wells Fargo Bank

                       Distributor and Co-Administrator
                                Stephens Inc.__

                         Service Money Market Prospectus (November 2, 1997) - 2

FOR YOUR INFORMATION

What is a prospectus? - A prospectus provides you with the information you need in order to make an informed investment decision. It states how a Fund operates and invests its assets.

What is different about this Prospectus? - We have rewritten our Prospectus in "Plain English" to make it easier to read and understand. We have also grouped some of the most important Fund information together.

How is the Fund information organized? - After important summary information and the expense fee table, each Fund's investment objectives and financial highlights are presented. The icons below tell you where various types of information can be found.

What else do I need to understand these Funds? - Each Fund has a "Statement of Additional Information" that continues and supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies without charge by calling 1 800-222-8222.

(icon) Investment Objectives and Policies: What is the Fund trying to achieve? How do we intend to invest your money? What makes it different from the other Funds offered in this Prospectus? Look for the check-mark icon to find out.

(icon) Portfolio Holdings: A quick summary of a Fund's key permitted investments and practices.

(icon) Important Risk Factors: What are some of the key risk factors particular to this Fund? Use this information together with the "General Risk Considerations" on page ___ when considering whether this Fund is right for you.

(icon) Additional Fund Facts: Provides additional key information for each Fund.

                         Service Money Market Prospectus (November 2, 1997) - 3

SUMMARY INFORMATION

Summary of Stagecoach Service Money Market Funds: The Funds described in this Prospectus invest in money market instruments, seek to maintain a $1.00 per share net asset value in order to preserve principal, and distribute dividends once a month.

Should you consider investing? Yes, if:
 .    you are looking for a fund in which to invest short-term cash;
 .    you are looking to preserve principal;
 .    you are looking for monthly income.

You should not consider investing if:
 .    you are looking for FDIC coverage or guaranteed rates of return;
 .    you are unwilling to accept that you may lose money on your investment;
 .    you are unwilling to accept the risk that we may be unable to maintain a
     $1. 00
 .    per share net asset value and that your investment principal may fluctuate;
     and
 .    you are seeking long-term total return.

Key Information:

Dividends: We declare dividends, if any, daily and pay them monthly. You earn dividends from the business day your purchase of shares is effected and you continue to earn them until the day before your shares are redeemed.

What are Service shares?: Service shares are typically held for your benefit by affiliate, franchise or correspondent banks of Wells Fargo and other select institutions and their trust divisions. The Funds offered here are available in other share classes. A prospectus for additional share classes can be obtained by calling 1 800-222-8222.

Who are "We"?: In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of The Funds" further explains how the Funds are organized.

Who are "You"?: In this Prospectus, "You" means the shareholder.

Key terms: "Money Market Instruments" is used in this Prospectus in reference to a broad variety of short-term debt securities, commercial paper, certificates of deposit, repurchase agreements and other investment activities described in the Glossary and the Additional Investment Practices on page __ for further details.

Italics: Throughout this Prospectus, words will appear in italicized print. This means that the word is defined in the Glossary beginning on page ___.

                         Service Money Market Prospectus (November 2, 1997) - 4

HOW TO READ THE FINANCIAL HIGHLIGHTS

After each Fund's Investment Objective and Investment Policies, charts are provided showing important financial information about Fund. The charts are called "Financial Highlights" and are designed to help you understand the past performance of each Fund. The financial statements, from which these Financial Highlights were derived, were audited by KPMG Peat Marwick LLP except as indicated. The financial statements are available in the Fund's most recent Annual Report and are available free of charge by calling 1-800-222-8222. Other auditors audited statements for the Government and the Treasury Money Market Funds for periods prior to October 1, 1995. Here is an explanation of some terms that will help you interpret these charts.

NET ASSET VALUE (NAV)--The value of one share of a class of a Fund, excluding any sales charge. See the Glossary for a fuller definition.

NET INVESTMENT INCOME--When we receive dividend or interest payments from an investment or earn trading profits, we deduct management fees, administrative and other expenses and then record the result as net investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions-Dividends From Net Investment Income."

NET REALIZED AND UNREALIZED CAPITAL GAINS--We buy and sell investments frequently. The profit on an investment sold for more than its purchase price is a realized capital gain while any loss is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The number in this category is the total gains or losses of a class divided by the number of outstanding fund shares for that class. The amount of capital gain or loss per share that was passed on to shareholders is listed under the heading "Less Distributions-Distributions From Net Realized Gains."

NET ASSETS--The value of the investments in a Fund's portfolio that are attributable to a particular class of the Fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS--This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administrative and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS--This ratio is the result of dividing net investment income (or loss) by average net assets.

PORTFOLIO TURNOVER--Portfolio turnover is expressed as a percentage of a Fund's investment portfolio and reflects the trading activity in the portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

                         Service Money Market Prospectus (November 2, 1997) - 5

SERVICE MONEY MARKET FUNDS

Summary of Expenses - This table is intended to help you understand the various costs and expenses you will pay directly or indirectly as a shareholder in a Fund. It does not reflect any charges that may be imposed by Wells Fargo or another institution in connection with an investment in a Fund.


-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------

                                         Prime     Treasury
-------------------------------------------------------------
                                         Service   Service
-------------------------------------------------------------
Maximum Sales charge on a purchase
(as a percentage of offering price).     None      None
-------------------------------------------------------------
Maximum sales charge on reinvested
dividends.                               None      None
-------------------------------------------------------------
Maximum sales charge imposed on
redemptions.                             None      None
-------------------------------------------------------------
Exchange Fees                            None      None
-------------------------------------------------------------

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------
Expenses shown "before waivers" are based contract amounts while expenses shown "after waivers" represent amounts expected to be incurred during the current fiscal year. Expense waivers are voluntary and may be discontinued without notice. Long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers.
-------------------------------------------------------------------------------

                                        Prime      Treasury
-------------------------------------------------------------
                                        Service    Service
-------------------------------------------------------------
Rule 12b1Fee                            None       None
-------------------------------------------------------------
Management Fee
(after waivers or reimbursement)        0.12%      0.12%
-------------------------------------------------------------
Other expenses
(after waivers or reimbursement)        0.33%      0.33%
-------------------------------------------------------------
Total Fund Operating Expenses
(after waivers or reimbursement)        0.45%      0.45%
-------------------------------------------------------------
Management Fee
(before waivers or reimbursement)       0.25%      0.25%
-------------------------------------------------------------
Other expenses
(before waivers or reimbursement)       0.38%      0.38%
-------------------------------------------------------------
Total Fund Operating Expenses
(before waivers or reimbursement)       0.63%      0.63%
-------------------------------------------------------------

-------------------------------------------------------------------------------
Example of Expenses--The example is not a representation of past or future expenses, and actual expenses may be higher or lower than those shown. __
-------------------------------------------------------------------------------

                                          Prime      Treasury
----------------------------------------------------------------
You would pay the following expenses      Service    Service
on a $1,000 investment assuming a 5%
annual return, and that you redeem your
shares at the end of each period
---------------------------------------------------------------
        1 Year                              $5       $5
---------------------------------------------------------------
        3 Years                             14       14
---------------------------------------------------------------
        5 Years                             25       25
---------------------------------------------------------------
       10 Years                             57       57
---------------------------------------------------------------

                         Service Money Market Prospectus (November 2, 1997) - 6

Prime Money Market Mutual Fund

INVESTMENT OBJECTIVE

     The Prime Money Market Mutual Fund seeks to provide investors with maximized current income to the extent consistent with preservation of capital and maintenance of liquidity.

INVESTMENT POLICIES

     We pursue this objective by actively manage a portfolio consisting of a broad range of U.S. dollar-denominated, high quality money market instruments, including debt obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less. We may also make certain other investment including, for example, repurchase agreements.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest in:
 .  U.S. Government obligations, including stripped Treasury securities;
 .  commercial paper rated at the date of purchase as P-1 by Moody's or A-1+ or
   A-1 by S&P;
 .  negotiable certificates of deposits and banker's acceptances repurchase agreements;
 .  short-term, U.S. dollar-denominated debt of U.S. branches of foreign banks;
 .  shares of other mutual funds.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

We do not invest in certain types of derivative securities we consider volatile. Among the investments not permitted are capped floaters, leveraged floaters, range floaters, dual index floaters and inverse floaters.

There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. No government agency either directly or indirectly insures or guarantees the performance of the Fund.

ADDITIONAL FUND FACTS

                            Service Money Market Prospectus (November 2, 1997)-7


------------------------------------------------------------------------------------------------------------------------------------
                                       PRIME MONEY MARKET MUTUAL FUND--FINANCIAL HIGHLIGHTS/1/
------------------------------------------------------------------------------------------------------------------------------------
                                                      FOR SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------
                                                          SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------------
FOR PERIOD ENDED:                       Sept 30,    March 31,   Sept 30,   Sept 30,   Sept 30,  March 31,  March 31,   March 31
                                        1997        1997/1/     1996       1995       1994/2/   1994       1993        1992
------------------------------------------------------------------------------------------------------------------------------------
                                        Unaudited
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $1.00       $1.00       $1.00      $1.00      $1.00     $1.00      $1.00       $1.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income(Loss)              0.03        0.02        0.05       0.05       0.02      0.03       0.03        0.05
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain         0.00        0.00        0.00       0.00       0.00      0.00       0.00        0.00
(Loss) on Investments
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations         0.03        0.02        0.05       0.05       0.02      0.03       0.03        0.05
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
------------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment           (0.03)      (0.02)      (0.05)     (0.05)     (0.02)    (0.03)     (0.03)      (0.05)
Income
------------------------------------------------------------------------------------------------------------------------------------
Distributions from Net Realized Gain     0.00        0.00        0.00       0.00       0.00      0.00       0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total from Distributions:               (0.03)      (0.02)      (0.05)     (0.05)     (0.02)    (0.03)     (0.03)      (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $1.00       $1.00       $1.00      $1.00      $1.00     $1.00      $1.00       $1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return (Not Annualized)            2.55%       2.47%       5.09%      5.47%      3.71%/4/  3.00%      3.32%       5.22%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)     $324,408    $483,401    $264,900   $614,101   $568,305   $527,599  $468,479   $528,397
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
(Annualized):
------------------------------------------------------------------------------------------------------------------------------------
Ratios of Expenses to Average Net        0.45%       0.45%       0.55%      0.41%      0.41%      0.41%     0.41%      0.43%
Assets
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to        5.03%       4.91%       5.06%      5.47%      3.67%      2.96%     3.27%      5.09%
Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover                        N/A         N/A         N/A        N/A        N/A                  N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------
Average Commission Rate Paid              N/A         N/A         N/A        N/A        N/A                  N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net         0.64%       0.61%       0.68%      0.68%      0.89%      0.89%     0.89%      0.91%
Assets Prior to Waived Fees and
Reimbursed Expenses
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to        4.84%       4.75%       4.83%      5.20%      3.19%      2.48%     2.79%      4.61%
Average Net Assets Print to Waived
Fees And Reimbursed Expenses
------------------------------------------------------------------------------------------------------------------------------------

FOR PERIOD ENDED:                       March 31,   March 31,   March 31,  March 31,  March 31,
                                        1991        1990        1989       1988       1987
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $1.00       $1.00       $1.00      $1.00      $1.00
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
--------------------------------------------------------------------------------------------------
Net Investment Income(Loss)              0.07        0.08        0.08       0.06       0.06
--------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain         0.00        0.00        0.00       0.00       0.00
(Loss) on Investments
--------------------------------------------------------------------------------------------------
Total from Investment Operations         0.07        0.08        0.08       0.06       0.06
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
--------------------------------------------------------------------------------------------------
Dividends from Net Investment           (0.07)      (0.08)      (0.08)     (0.06)     (0.06)
Income
--------------------------------------------------------------------------------------------------
Distributions from Net Realized Gain     0.00        0.00        0.00       0.00       0.00
--------------------------------------------------------------------------------------------------
Total from Distributions:               (0.07)      (0.08)      (0.08)     (0.06)     (0.06)
--------------------------------------------------------------------------------------------------
Net Assets Value, End of Period         $1.00       $1.00       $1.00      $1.00      $1.00
--------------------------------------------------------------------------------------------------
Total Return (Not Annualized)            7.72%       8.82%       7.88%      6.38%      5.97%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net Asset, End of Period (000s)      $543,834    $493,641    $496,975   $628,987   $407,815
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
(Annualized):
--------------------------------------------------------------------------------------------------
Ratios of Expenses to Average Net        0.47%       0.54%       0.56%      0.58%      0.68%
Assets
--------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to        7.38%       7.95%       7.58%      6.38%      5.81%
Average Net Assets
--------------------------------------------------------------------------------------------------
Portfolio Turnover                        N/A         N/A         N/A        N/A        N/A
--------------------------------------------------------------------------------------------------
Average Commission Rate Paid              N/A         N/A         N/A        N/A        N/A
--------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net         0.94%       0.90%       0.90%      0.93%      0.93%
Assets Prior to Waived Fees and
Reimbursed Expenses
--------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to        6.91%       7.59%       7.24%      6.03%      5.56%
Average Net Assets Print to Waived
Fees And Reimbursed Expenses
--------------------------------------------------------------------------------------------------

1    The Predecessor Fund commenced operations on October 1 1985. See page ____
for Historical Fund information.   2.The Fund changed its fiscal year end from
March 31 to September 30. 2. The Fund changed its fiscal year-end from September 30 to March 31. 4. Annualized.

                         Service Money Market Prospectus (November 2, 1997) - 8


Treasury Money Market Mutual Fund

INVESTMENT OBJECTIVE

     The Treasury Money Market Mutual Fund seeks to provide investors with current income and stability of principal.

INVESTMENT POLICIES

We actively manage a portfolio exclusively composed of obligations issued or guaranteed by the U.S. Treasury and in notes, repurchase agreements and other instruments collateralized or secured by Treasury obligations. We buy obligations with remaining maturities of 397 days or less. We maintain an overall dollar-weighted average maturity of 90 days or less.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .    in U.S. Treasury obligations;
 .    in repurchase agreements collateralized by U.S. Treasury obligations;
As a temporary defensive measure, or to maintain liquidity, we may invest in shares of other mutual funds that have similar investment objectives.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

There is no guarantee that we will be able to maintain a $1.00 per share net asset value. Fluctuations in share value may cause a loss or gain in principal. Generally, short-term funds do not earn as high a level of income as funds that invest in longer-term instruments. The U.S. Treasury does not directly or indirectly insures or guarantees the performance of the Fund.

ADDITIONAL FUND FACTS

Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, fluctuations in market interest rates may cause the market value of Treasury obligations in the Fund's portfolio to fluctuate.

                          Service Money Market Prospectus (November 2, 1997) - 9

--------------------------------------------------------------------------------
            TREASURY MONEY MARKET MUTUAL ---FINANCIAL HIGHLIGHTS /2/
--------------------------------------------------------------------------------
                            FOR SHARES OUTSTANDING
--------------------------------------------------------------------------------
                                SERVICE SHARES
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
  FOR PERIOD ENDED:                                Sept. 30,     March. 31,     Sept. 30,      Sept. 30,      Sept. 30
                                                   1997          1997 /1/       1996           1995           1994 /1/
----------------------------------------------------------------------------------------------------------------------
                                                   Unaudited
----------------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of Period             $1.00         $1.00          $1.00          $1.00          $1.00
----------------------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT
  OPERATIONS:
----------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                      0.03          0.02           0.05           0.05           0.02
----------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gain                  0.00          0.00           0.00           0.00           0.00
  (Loss) on Investments
-----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                  0.03          0.02           0.05           0.05           0.02
-----------------------------------------------------------------------------------------------------------------------
  Less Distributions:
-----------------------------------------------------------------------------------------------------------------------
  Dividends from Net Investment Income             (0.03)        (0.02)         (0.05)        (0.05)          (0.02)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from Net Realized Gain              0.00          0.00           0.00           0.00           0.00
-----------------------------------------------------------------------------------------------------------------------
  Total from Distributions:                        (0.03)        (0.02)         (0.05)         (0.05)         (0.02)
-----------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                   $1.00         $1.00          $1.00          $1.00          $1.00
-----------------------------------------------------------------------------------------------------------------------
  Total Return (Not Annualized)                     2.55%         2.47%          5.03%          5.42%          3.75%
-----------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000s)              $324,408      $483,401     $1,340,325     $1,001,707       $690,630
-----------------------------------------------------------------------------------------------------------------------
  RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
-----------------------------------------------------------------------------------------------------------------------
  Ratios if Expenses to Average Net                 0.45%         0.45%          0.45%          0.42%          0.43%
  Assets
-----------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Income to                 5.03%         4.91%          4.98%          5.32%          3.72%
  Average Net Assets
-----------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover                                 N/A           N/A            N/A            N/A            N/A
-----------------------------------------------------------------------------------------------------------------------
  Average Commission Rate Paid                       N/A           N/A            N/A            N/A            N/A
-----------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net                  0.64%         0.61%          0.60%          0.66%          0.90%
  Assets Prior to Waived Fees and
  Reimbursed Expenses
-----------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Income to                 4.84%         4.75%          4.83%          5.08%          3.25%
  Average Net Assets Prior to Waived
  Fees And Reimbursed Expenses
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
  FOR PERIOD ENDED:                                March 31,     March 31,      March 31,      March 31,     March 31,
                                                   1994          1993           1992           1991          1990
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
  Net Asset Value, Beginning of Period                           $1.00          $1.00          $1.00         $1.00
-----------------------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT
   OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------
  Net Investment Income (Loss)                     0.03           0.03           0.05           0.07          0.08
-----------------------------------------------------------------------------------------------------------------------
  Net Realized and Unrealized Gain                 0.00           0.00           0.00           0.00          0.00
  (Loss) on Investments
-----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 0.03           0.03           0.05           0.07          0.08
-----------------------------------------------------------------------------------------------------------------------
  Less Distributions:
-----------------------------------------------------------------------------------------------------------------------
  Dividends from Net Investment                                  (0.03)         (0.05)         (0.07)        (0.08)
  Income
-----------------------------------------------------------------------------------------------------------------------
  Distributions from Net Realized Gain             0.00           0.00           0.00           0.00          0.00
-----------------------------------------------------------------------------------------------------------------------
  Total from Distributions:                                      (0.03)         (0.05)         (0.07)        (0.08)
-----------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                  $1.00          $1.00          $1.00          $1.00         $1.00
-----------------------------------------------------------------------------------------------------------------------
  Total Return (Not Annualized)                    2.81%          3.13%          5.03%          7.42%         8.58%
-----------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000s)             $654,950       $614,237       $281,343       $118,623       $98,389
-----------------------------------------------------------------------------------------------------------------------
  RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
-----------------------------------------------------------------------------------------------------------------------
  Ratios if Expenses to Average Net                0.43%          0.43%          0.45%          0.48%         0.56%
  Assets
-----------------------------------------------------------------------------------------------------------------------
  Ratios of Net Investment Income to               2.77%          3.04%          4.73%          7.10%         7.73%
  Average Net Assets
-----------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover                                               N/A            N/A            N/A           N/A
-----------------------------------------------------------------------------------------------------------------------
  Average Commission Rate Paid                                     N/A            N/A            N/A           N/A
-----------------------------------------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net                 0.90%          0.91%          0.93%          0.94%         0.97%
  Assets Prior to Waived Fees and
  Reimbursed Expenses
-----------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Income to                2.30%          2.56%          4.25%          6.64%         7.32%
  Average Net Assets Prior to Waived
  Fees And Reimbursed Expenses
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
  FOR PERIOD ENDED:                                March 31,     March 31,      March 31,
                                                   1989          1988           1987
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
  Net Asset Value, Beginning of Period            $1.00          $1.00          $1.00
----------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT
   OPERATIONS:
----------------------------------------------------------------------------------------
  Net Investment Income (Loss)                     0.07           0.06           0.06
----------------------------------------------------------------------------------------
  Net Realized and Unrealized Gain                 0.00           0.00           0.00
----------------------------------------------------------------------------------------
  (Loss) on Investments
----------------------------------------------------------------------------------------
  Total from Investment Operations                 0.07           0.06           0.06
----------------------------------------------------------------------------------------
  Less Distributions:
----------------------------------------------------------------------------------------
  Dividends from Net Investment                   (0.07)         (0.06)         (0.06)
  Income
----------------------------------------------------------------------------------------
  Distributions from Net Realized Gain             0.00           0.00           0.00
----------------------------------------------------------------------------------------
  Total from Distributions:                       (0.07)         (0.06)         (0.06)
----------------------------------------------------------------------------------------
  Net Asset Value, End of Period                  $1.00          $1.00          $1.00
----------------------------------------------------------------------------------------
  Total Return (Not Annualized)                    7.36%          6.20%          5.64%
----------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------
  Net Assets, End of Period (000s)              $90,672       $101,066       $134,375
----------------------------------------------------------------------------------------
  RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
----------------------------------------------------------------------------------------
  Ratios if Expenses to Average Net                0.63%          0.69%          0.69%
  Assets
----------------------------------------------------------------------------------------
  Ratios of Net Investment Income to               7.36%          6.12%          5.50%
  Average Net Assets
----------------------------------------------------------------------------------------
  Portfolio Turnover                                N/A            N/A            N/A
----------------------------------------------------------------------------------------
  Average Commission Rate Paid                      N/A            N/A            N/A
----------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net                 0.98%          1.05%          0.94%
  Assets Prior to Waived Fees and
  Reimbursed Expenses
----------------------------------------------------------------------------------------
  Ratio of Net Investment Income to                7.01%          5.76%          5.25%
  Average Net Assets Prior to Waived
  Fees And Reimbursed Expenses
----------------------------------------------------------------------------------------

  1.  The Fund Changed its fiscal year-end from September 30 to March 31.
  2. The Fund commenced operations on October 1, 1985. See page ___ for important historical information.
  3. The Fund changed its fiscal year-end from March 31 to September 30. 6. Annualized.

                             Money Market Prospectus (October 27, 1997) - 10


GENERAL RISK CONSIDERATIONS

You should carefully consider risks common to all mutual funds. Chief among these risks is the following:
 .    Unlike bank deposits, such as CD's or savings accounts, mutual funds are not insured by the FDIC.
 .    We cannot guarantee that any Fund will meet its investment objectives. In particular, we can not guarantee that we will be able to maintain a $1.00 per share net asset value.
 .    You cannot recover through insurance any loss due to investment practices, nor can the Fund, the selling agents or investment advisors make good any loss you might have.
 .    Investing in any mutual fund, including those deemed conservative, involve risk, including the possible loss of any money you invest.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. Some mutual funds invest in assets that involve particular kinds of risk.

 .    Funds that invest in debt instruments, such as notes and bonds, are subject to credit risk and interest-rate risk. Credit risk is the possiblity that an issuer of a security will be unable to make interest payments or repay principal. Interest-rate risk is the possibility that interest rates may increase and reduce the resale value of lower-paying securities in the Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Interest rate risk does not affect the interest paid by a debt instrument unless it is specifically designed to pay an adjustable rate.

The Fund's advisor may also use certain derivative instruments such as options or futures contracts. The term "derivatives" covers a wide number of investment practices but in general it refers to a financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to the structure of their contracts.

The following types of floating-rate derivative securities are not permitted investments in the Funds:

 .    Capped floaters on which interest is not paid when market rates move above a certain level;
 .    Leveraged floaters whose interest rates reset based on a formula that magnifies changes in market interest rates;
 .    Range floaters on which interest is not paid in market interest rates move outside a specified range;
 .    Dual index floaters whose interest rate reset provisions are tied to more than one index; and
 .    Inverse floaters which reset in an opposite direction of their index.

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective.

What follows is a general list of the types of risks that may affect a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional Information.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate. Affected securities might also lose liquidity. Credit risk includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Information Risk--The risk that information about a security is either unavailable or is inaccurate.

                                 Money Market Prospectus (October 27, 1997) - 11

Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Liquidity Risk--The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.

Market Risk--The risk that the value of stock, bond or other security will reduced by market activity. This is the basic risk associated with all securities investments.

Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation or region's industry, government or markets.

Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security.

                                Money Market Prospectus (October 27, 1997) - 12

----------------------------------------------------------------------------------------------------------
                                                                                          P         T
                                                                                          R         R
                                                                                          I         E
                                                                                          M         A
                                                                                          E         S
                                                                                                    U
                                                                                          M         R
                                                                                          O         Y
                                                                                          N
                                                                                          E
                                                                                          Y

                                                                                          M
                                                                                          A
This table lists some of the additional investment practices of the Funds,                R
including some not disclosed in the Investment Objectives and Investment                  K
Policies sections of the Prospectus. THE RISKS INDICATED AFTER THE DESCRIPTION            E
OF THE PRACTICE ARE NOT THE ONLY POTENTIAL RISKS ASSOCIATED WITH THAT PRACTICE,           T
BUT ARE AMONG THE MORE PROMINENt. Market risk is assumed for each. See the
Investment Objectives and Policies or the Statements of Additional Information
for limits on these practices.
----------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE/RISK
----------------------------------------------------------------------------------------------------------
Floating and Variable Rate Debt - Instruments with
interest rates that are adjusted either on a schedule or when an index or                 x         x
benchmark changes. Interest Rate and Credit Risk
----------------------------------------------------------------------------------------------------------
Repurchase Agreements--A transaction in which the seller of a security agrees
to buy back a security at an agreed upon time and price, usually with interest.           x         x
Credit Risk
----------------------------------------------------------------------------------------------------------
Other Mutual Funds--The temporary investment in shares of an unaffiliated
investment company.                                                                       x         x
----------------------------------------------------------------------------------------------------------
Foreign Obligations--Securities in a non-U.S. company or debt of a foreign
government. Information, Political, Regulatory, Diplomatic and Currency Risk.             x         x
----------------------------------------------------------------------------------------------------------
U.S. Treasury Stripped Obligations--Securities that give ownership to either future payments of interest or a future payment of principal, but not both.
These securities tend to have greater interest rate sensitivity than                                x
conventional debt obligations. Interest Rate Risk.
----------------------------------------------------------------------------------------------------------
Loans of Securities--The practice of loaning securities to brokers dealers and financial institutions to increase return on those securities.  Loans may be made in accordance with existing investment objectives. Credit Risk.
----------------------------------------------------------------------------------------------------------
Borrowing Policies--The ability to borrow an equivalent of 10% (20% for the
Treasury Money Market) of total assets from banks for temporary purposes to meet
shareholder redemptions. Borrowing may be secured by a pledge of up to 10% of             x         x
the securities and investments may not be purchased if borrowing exceeds 5% of assets. Credit Risk
----------------------------------------------------------------------------------------------------------
Illiquid Securities--As defined in the Glossary, illiquid securities are                  10        10
limited to the percentage indicated for each Fund.
----------------------------------------------------------------------------------------------------------

Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.

The Investment Objectives described for each Fund are fundamental and cannot be changed without approval by vote of a majority of shareholders.

                                 Money Market Prospectus (October 27, 1997) - 13

In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund.

                                 Money Market Prospectus (October 27, 1997) - 14

Buying Shares

You can buy Fund shares at Net Asset Value (NAV) through affiliate, franchise or correspondent banks of Wells Fargo and other select institutions. Individual investors interested in purchasing Service shares of the Funds should contact an account representative at an institution and should understand the following:

 .    share purchases are made through your Customer Account at an institution and are executed and confirmed according to the terms of Customer Account involved;
 .    customers of an institution's trust division, as may officers, directors and employees of the institution;
 .    there are no minimum investment requirements, although a institution may impose account minimums in connection with investments in the Funds;
 .    we confirm purchases and redemptions to the institution;
 .    institutions, acting on behalf of their customers, are usually holders of record of Service shares and maintain records reflecting their customers' beneficial ownership of the shares;
 .    institutions are responsible for transmitting purchase orders by their customers and delivering required payment on a timely basis;
 .    the exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the customer's account agreement with the Institution;
 .    institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds. See "The Organization of the Funds" for further details about these fees.


Additional Important Information about Investing:

 .    Read this prospectus carefully. Discuss any questions you have with your account representative. You may also ask for copies of the Statements of Additional Information. Copies are available free of charge from your account representative or by calling 1-800 260-5969.
 .    We process requests to buy or sell shares each business day at 12:00 Noon,
     Pacific Time. Any request we receive in proper form before 12:00 Noon PT is processed the same day. Requests we receive after 12:00 Noon PT are processed the next business day. Occasionally the markets for US Government securities and money market instruments close early. On such days, the cut-off time for trades may be earlier.
 .    It is the nature of a mutual fund investment that the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.
 .    We determine the Net Asset Value (NAV) of each class of the Fund's shares each business day 12:00 noon and 1:00 PM PT. We determine the NAV by subtracting the Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. See the Statements of Additional Information for further disclosure.
 .    Your institution may require additional paperwork for certain types of account registrations, such as a Trust. Please speak to your account representative at the institution for details.


Selling Shares

Service shares held on behalf of an institution's customers must be redeemed in accordance with the account agreement governing the customer's account at the institution. Please read your account agreement with your institution for rules governing selling shares. General Notes for Selling Shares:

 .    We will process redemption requests we receive in proper form before 12:00
     P.M. Pacific Time, at the NAV determined on the same business day.
 .    Redemption Proceeds are usually wired to the redeeming institution the following business day.
 .    We reserve the right to delay payment of redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions may also be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining

                                 Money Market Prospectus (October 27, 1997) - 15

     shareholders. Payments of redemptions may also be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
 .    Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for redemption is over these limits it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.

If you do not have a relationship with an Institution, you may redeem shares by writing or calling us directly. Redemption proceeds in such cases are usually sent by check unless a wire transfer is requested. We will act on instructions that we reasonably believe to be genuine.

                                 Money Market Prospectus (October 27, 1997) - 16

Exchanges

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

 .    You will need to read the Prospectus for the Fund into which you wish to exchange.
 .    Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.
 .    If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.
 .    Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.
 .    In order to discourage market timing and excessive transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

Wire Purchase Instructions for Banks:

Initial Purchase:
If you do not currently have an account, complete a Stagecoach Funds application. Be sure to indicate the Fund name and the share class into which you intend to invest.
Mail the completed application to: Stagecoach Funds, P.O. Box 7066, San Francisco, CA 94120-9201.
You may also fax the completed application (with original to follow) to: 1-415-546-0280.

In Table on left:
Wells Fargo Bank, N.A.
San Francisco California
Bank Routing Number 121000248
Wire Purchase Account Number: 4068-000587
Attention: Stagecoach Funds (Name of Fund and Share Class)
Account Name: (Registration Name Indicated on Application

                                 Money Market Prospectus (October 27, 1997) - 17

ADDITIONAL SERVICES AND POLICIES

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

You may choose to do any of the following:

 .    AUTOMATIC REINVESTMENT OPTION - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.
 .    CHECK PAYMENT OPTION - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

TAXES

We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income. Corporate shareholders may be able to exclude a portion of dividend income from their taxable income.

Long-term capital gains earned by a Fund will be passed on to you as capital gains and will be taxable to you as long-term capital gains. In general, distributions are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31.

Your redemptions will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents may also be subject to tax withholding.

Additional details about the tax consequences of investing are available to you in the Statements of Additional Information. The discussion of taxes is only a summary based on laws in effect as of the date of this Prospectus and is not a substitute for careful tax planning.


SPECIAL NOTICES:


HISTORICAL FUND INFORMATION--

Prime Money Market-- The Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985. On October 1, 1994, the Fund was reorganized as the Pacific American Money Market Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Prime Money Market Fund, and on or about September 6, 1996, the Fund was reorganized as the Prime Money Market Mutual Fund of the Company. Prior to April 1, 1996, First Insterstate Capital Management, Inc. ("FICM") served as the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.

Treasury Money Market Fund-- Prior to August 1, 1990, the Treasury Money Market Mutual Fund was known as the Short-Term Government Fund, which commenced operations on October 1, 1985, and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government. The Fund operated as a portfolio of Pacific American Funds through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund, and on September 6, 1996, the Fund was reorganized as a series of the Company. Prior to April 1, 1996, First Interstate Capital Management, Inc. ("FICM") served as

                               Money Market Prospectus (October 27, 1997) - 18

the Fund's adviser. In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc. Effective August 11, 1995, existing shares were reclassified as Service shares, and the Fund began to offer both Service and Institutional shares to investors..

Share Class: This prospectus contains information about Service shares. Some of the Funds may offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in the Funds.

Minimum Account Value - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000,000.00 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements - Institutions or their nominees typically send their investors a confirmation or statement of account after every transaction that affects their share balance. We will send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Statements of Additional Information- Additional information about some of the topics discussed in this Prospectus as well as details about return calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1 800-222-8222.

Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statements of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights--All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A Fund's shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the SAI.

                                 Money Market Prospectus (October 27, 1997) - 19

ORGANIZATION AND MANAGEMENT OF THE FUNDS

A number of different companies and divisions perform the various tasks that are required for a mutual fund company. This section shows how the Funds are organized, who performs which of the various roles and what compensation they receive. Further information is available in the Statement of Additional Information for each Fund.

ABOUT STAGECOACH

Each Fund is one of 32 of the Stagecoach Funds, Inc. Stagecoach was organized on September 9, 1991 as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. Some of these service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies or considering, where applicable, matters affecting a Master Portfolio.

                                 SHAREHOLDERS


                         FINANCIAL SERVICES FIRMS AND
                             THEIR REPRESENTATIVES

                        Advise current and prospective
                    shareholders on their Fund investments


DISTRIBUTOR               ADMINISTRATOR            TRANSFER and            SHAREHOLDER
& CO-ADMINISTRATOR                                 DIVIDEND DISBURSING     SERVICING
                                                   AGENTS                  AGENTS
Stephens Inc.             Wells Fargo Bank         Wells Fargo Bank        Various Agents
111 Center St.            525 Market St.           525 Market St.
Little Rock, AR           San Francisco, CA        San Francisco, CA

Markets the Funds,        Manages the Funds'       Maintains records of    Provide services to
distributes shares,       business activities      shares and supervises   customers
and manages the Funds'    the paying of dividend
business activities

     INVESTMENT ADVISOR                                     CUSTODIAN
     Wells Fargo Bank                                       Wells Fargo Bank
     525 Market St.                                         525 Market St.
     San Francisco, CA                                      San Francisco, CA

     Manage the Funds' investment                           Provides safekeeping for
     activities                                             the Funds' assets


                              BOARD OF DIRECTORS

                       Supervises  the Funds' activities

                                 Money Market Prospectus (October 27, 1997) - 20

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information for each Fund has more detailed information about the Investment Advisor and the other service providers and plans described here.

THE INVESTMENT ADVISOR

Wells Fargo Bank is the advisor for each of the Funds.   Wells Fargo Bank,
founded in 1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells & Fargo and Co., a national bank holding company. As of August 1, 1997, Wells Fargo Bank and its affiliates managed over $57 billion in assets. The Funds paid Wells Fargo the following for advisory services for the fiscal period ended March 31, 1997:

Prime Money Market Mutual Fund        .18%

Treasury Money Market Mutual Fund     .17%


THE ADMINISTRATOR

Wells Fargo Bank is the administrator of the Funds. Wells Fargo is paid .04% for these services.

THE DISTRIBUTOR AND CO-ADMINISTRATOR

Stephens Inc. is the Funds' distributor and co-administrator.  Stephens receives
 .02% for its role as co-administrator. Stephens also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Funds' shares.


SHAREHOLDER SERVICING PLAN

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services we pay as follows:

Prime Money Market Mutual Fund          .20%

Treasury Money Market Mutual Fund       .20%

                                 Money Market Prospectus (October 27, 1997) - 21

GLOSSARY

ACH--Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.


Business Day - Any day the New York Stock Exchange is open is a business day for the Fund.

Commercial Paper--Issued by banks, corprations and other issuers to investors with idle cash. They are short-term, between 2 and 270 days, usually with below-market interest rates and high credit quality.

Current Income--Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".

Derivatives- Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions - Dividends and/or capital gains paid by a Fund on its shares.

Dollar-Denominated--Securities issued by foreign banks, companies or governments in U.S. dollars.

Duration--A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

FDIC- The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. FDIC insurance does not apply to mutual funds.

Illiquid Security--A security which can not be easily sold, or can not be sold without negatively affecting the price.

Investment Grade - A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment grade bonds may have some speculative characteristics.

Liquidity -The ability to quickly sell a security without affecting the price.

Market Timing - The belief that by guessing correctly, an investor can profit by selling out of the market when prices are high and buying when prices are low.

Moody's - One of the largest nationally recognized ratings organizations.

Nationally Recognized Ratings Organization (NRRO) - A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV) - The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV of the Money Market, Government Money Market and Treasury Money Market Mutual Funds are determined each business day at 12:00 noon and 1:00 PM Pacific Time. The NAV for the California Tax-Free and National Tax-Free Money Market Funds are determined each business day at 9:00 AM and 1:00 PM Pacific Time.

                                 Money Market Prospectus (October 27, 1997) - 22

Options - An option is the right to buy or sell a security based on an agreed upon price for an agreed upon time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP) - the NAV with the sales load added.

Repurchase Agreement - an agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent - a person who has an agreement with the Fund's distributor that allows them to sell Fund shares.

Senior Securities - a security that has a priority claim to a company's assets. For example, a bondholder has the right to receive a share of a company's assets before a common stock holder does in the event of a company's liquidation.

Shareholder Servicing Agent - anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee- A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P- One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the US economy.

Statement of Additional Information - A document that supplements and continues the disclosures made in the prospectus.

Stripped Treasury Securities--Debt obligations in which the interest payments and the repayment of principal are separated and sold as securities.

Taxpayer Identification Number - Usually the social security number for an individual or the Employer Identification Number for a corporation.

Turnover Ratio - The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued - Describes a stock that is believed to be worth more than its current selling price.

U.S. Government obligations--Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                                 Money Market Prospectus (October 27, 1997) - 23

[Back cover]

You may wish to review the following documents:

Statement of Additional Information--supplements and continues the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report--provides certain financial information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of charge by calling 1-800-222-8222 or from Stagecoach Funds
PO Box 7066
San Francisco, CA 94120-7066

Institutional Tax-Free Income Funds Institutional Prospectus/Plain English (November 13, 1997)- 1

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK"), OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                  STAGECOACH
                             TAX-FREE INCOME FUNDS
                                  PROSPECTUS

                             Arizona Tax-Free Fund

                         California Tax-Free Bond Fund

                        California Tax-Free Income Fund

                            National Tax-Free Fund

                             Oregon Tax-Free Fund


                             Institutional Shares

                               February 1, 1998

                     Investment Advisor and Administrator
                               Wells Fargo Bank

                       Distributor and Co-Administrator
                                Stephens, Inc.

Tax-Free Income Funds Institutional Prospectus/Plain English (November 13, 1997) -2

                             FOR YOUR INFORMATION

What is a prospectus? - A prospectus provides you with the information you need in order to make an informed investment decision. It states how a Fund operates and invests its assets.

What is different about this Prospectus? - We have rewritten our Prospectus in "Plain English" to make it easier to read and understand. We have also grouped some of the most important Fund information together.

How is the Fund information organized? - After important summary information and the expense fee table, each Fund's investment objectives and financial highlights are presented. The icons below tell you where various types of information can be found.

What else do I need to understand these Funds? - Each Fund has a "Statement of Additional Information" that continues and supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies without charge by calling 1 800-222-8222.

(icon) Investment Objectives and Policies: What is the Fund trying to achieve? How do we intend to invest your money? What makes it different from the other Funds offered in this Prospectus? Look for the check-mark icon to find out.

(icon) Portfolio Holdings: A quick summary of a Fund's key permitted investments and practices.

(icon) Important Risk Factors: What are some of the key risk factors particular to this Fund? Use this information together with the "General Risk Considerations" on page ___ when considering whether this Fund is right for you.

(icon) Additional Fund Facts: Provides additional key information for each Fund.

Tax-Free Income Funds Institutional Prospectus/Plain English (November 13, 1997) -3

SUMMARY INFORMATION

Summary of Stagecoach Institutional Tax-Free Income Funds: The Funds described in this Prospectus invest primarily in municipal debt securities and seek monthly income free of federal, and in some cases, state income taxes. Each Fund is an open-end management investment company.

Should you consider investing? Yes, if:
 .    you are looking for tax-free income or you are in a high-tax bracket and wish to reduce you tax liability;
 .    you are looking for monthly income;
 .    you are looking for more stability of principal than equity funds typically provide;
 .    you are willing to accept the risks of income investing, including the risk that share prices may rise and fall.

You should not consider investing if:
 .    you are looking for FDIC coverage or guaranteed rates of return;
 .    you are unwilling to accept that you may lose money on your investment;
 .    you are unwilling to accept the risks involved in the bond market; and
 .    you are seeking aggressive long-term total return.

Key Information:

Dividends: We will pay dividends, if any, monthly.

Tax-Free: Take advantage of tax laws that allow the income from certain investments to be exempted from federal and, in some cases, state personal income tax. Capital gains, whether declared by a fund or accrued by the shareholder, are generally taxable.

Alternative Minimum Tax: You may be subject to the Alternative Minimum Tax (AMT) on your tax-free distributions. Please check with a tax advisor if you are uncertain as to whether or not this might apply to you.

Key Terms: "Municipal obligations" is used in this Prospectus refers to a broad variety of fixed-income and variable-rate securities issued by or on behalf of the states, territories and possessions of the United States. "Instruments" is used to describe a negotiable contract or promise to pay money, such as a Certificate of Deposit or a Banker's Acceptance.

What are Institutional shares?: Institutional shares are typically held for your benefit by affiliate, franchise or correspondent banks of Wells Fargo and other select institutions. The Funds offered here are available in other share classes. A prospectus for additional share classes can be obtained by calling 1 800-222-8222.

Who are "We"?: In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of The Funds" further explains how the Funds are organized.

Who are "You"?: In this Prospectus, "You" means the shareholder.

Italics: Throughout this prospectus, words will appear in italicized print. This means that the word is defined in the glossary beginning on page ___.

Tax-Free Income Funds Institutional Prospectus/Plain English (November 13, 1997) -4

HOW TO READ THE FINANCIAL HIGHLIGHTS

After each Fund's Investment Objective and Investment Policies, charts are provided showing important financial information about Fund. The charts are called "Financial Highlights" and are designed to help you understand the past performance of each Fund. The financial statements, from which these Financial Highlights were derived, were audited by KPMG Peat Marwick LLP except as indicated. The financial statements are available in the Fund's most recent Annual Report and are available free of charge by calling 1-800-222-8222.. Other auditors audited statements for the Arizona Tax-Free, National Tax-Free and Oregon Tax-Free Funds for periods prior to October 1, 1995. Here is an explanation of some terms that will help you interpret these charts.

NET ASSET VALUE (NAV)--The value of one share of a class of a Fund, excluding any sales charge. See the Glossary for a fuller definition.

NET INVESTMENT INCOME--When we receive dividend or interest payments from an investment or earn trading profits, we deduct management fees, administrative and other expenses and then record the result as net investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions-Dividends from Net Investment Income."

NET REALIZED AND UNREALIZED CAPITAL GAINS--We buy and sell investments frequently. The profit on an investment sold for more than its purchase price is a realized capital gain while any loss is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The number in this category is the total gains or losses of a class divided by the number of outstanding fund shares for that class. The amount of capital gain or loss per share that was passed on to shareholders is listed under the heading "Less Distributions-Distributions From Net Realized Gains."

NET ASSETS--The value of the investments in a Fund's portfolio that are attributable to a particular class of the Fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS--This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administrative and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS--This ratio is the result of dividing net investment income (or loss) by average net assets.

PORTFOLIO TURNOVER--Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

TOTAL RETURN--The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, and excludes sales loads.

                   Institutional Tax-Free Income Prospectus (November 2, 1997) 5


Summary of Expenses

This table is intended to help you understand the various costs and expenses you will pay directly or indirectly as a shareholder in a Fund. It does not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an investment in a Fund. See the "Organization and Management of The Funds" for more details.

---------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
----------------------------------------------------------------------------------------------------------------------------
                                                Arizona        California      California       National          Oregon
                                                                  Bond           Income
-----------------------------------------------------------------------------------------------------------------------------
                                             Institutional   Institutional   Institutional     Institutional    Institutional
---------------------------------------------------------------------------------------------------------------------------
 Maximum Sales charge on a purchase (as
 a percentage of offering price).            None            None            None              None             None
---------------------------------------------------------------------------------------------------------------------------
 Maximum sales charge on reinvested
 dividends.                                  None            None            None              None             None
---------------------------------------------------------------------------------------------------------------------------
 Maximum sales charge imposed on
 redemptions.                                None            None            None              None             None
---------------------------------------------------------------------------------------------------------------------------
 Exchange Fees                               None            None            None              None             None
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
 Expenses shown "before waivers" are based contract amounts while expenses shown "after waivers" represent amounts expected to be incurred during the current fiscal year. Expense waivers are voluntary and may be discontinued without notice. Long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers.
--------------------------------------------------------------------------------

                                                Arizona        California      California      National        Oregon
                                                                  Bond           Income
---------------------------------------------------------------------------------------------------------------------------
                                             Institutional   Institutional   Institutional   Institutional   Institutional
---------------------------------------------------------------------------------------------------------------------------
 Rule 12b1Fee                                None            None            None            None            None
---------------------------------------------------------------------------------------------------------------------------
 Management Fee
 (after waivers or reimburement)             None            0.24%           0.16%           None            None
---------------------------------------------------------------------------------------------------------------------------
 Other expenses
 (after waivers or reimburement)             0.69%           0.45%           0.53%           0.75%           0.69%
---------------------------------------------------------------------------------------------------------------------------
 Total Fund Operating Expenses
 (after waivers or reimburement)             0.69%           0.69%           0.69%           0.75%           0.69%
===========================================================================================================================
 Management Fee
 (before waivers or reimburement)            0.50%           0.50%           0.50%           0.50%           0.50%
---------------------------------------------------------------------------------------------------------------------------
 Other expenses
 (before waivers or reimburement)            1.00%           0.45%           0.55%           1.53%           0.74%
---------------------------------------------------------------------------------------------------------------------------
 Total Fund Operating Exoenses
 (before waivers or reimburement)            1.50%           0.95%           1.05%           2.03%           1.24%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Example of Expenses--The example is not a representation of past or future expenses and actual expenses may be higher or lower than those shown.
--------------------------------------------------------------------------------

                                                Arizona        California      California      National     Oregon
                                                                  Bond           Income
----------------------------------------------------------------------------------------------------------------------------
 You would pay the following expenses        Institutional   Institutional   Institutional   Institutional   Institutional
 on a $1,000 investment assuming a 5%
 annual return, and that you redeem
 your shares at the end of each period.
----------------------------------------------------------------------------------------------------------------------------
              1 Year                              $ 7              $ 7            $ 7           $ 8              $ 7
----------------------------------------------------------------------------------------------------------------------------
              3 Years                              22               22             22            24               22
----------------------------------------------------------------------------------------------------------------------------
              5 Years                              38               38             38            42               38
----------------------------------------------------------------------------------------------------------------------------
             10 Years                              86               86             86            93               86
----------------------------------------------------------------------------------------------------------------------------

             Institutional Tax-Free Income Prospectus (November 2, 1997) 6


Arizona Tax-Free Fund

Portfolio Managers:  Laura Milner (since 9/96)
-------------------
                     Mary Gail Walton (since 2/97)

INVESTMENT OBJECTIVE

          The Arizona Tax-Free Fund seeks to provide investors with income exempt from federal income tax and Arizona personal income tax.

INVESTMENT POLICIES

          We actively manage a portfolio of municipal obligations. We buy municipal obligations of any maturity length. The portfolio's weighted average maturity will vary depending on market conditions, economic conditions including interest rates, the differences in yields between obligations of different maturity lengths and other factors. There is no required range for the portfolio's average maturity. Generally speaking, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.


PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .    at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;
 .    at least 65% of our assets in municipal obligations that pay interest exempt from Arizona personal income tax;
 .    in municipal obligations rated in the three highest credit categories by nationally recognized credit rating organizations; and
 .    no more that 10% of assets obligations rated in the fourth highest category if enough suitable investments in the three highest categories cannot be found.
We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, including up to 20% of assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.


IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

     The Fund is considered non-diversified according to the 1940 Investment Company Act. The majority of the issuers of the securities in the portfolio are located within Arizona. Non-diversified, geographically concentrated Funds are riskier than similar Funds that are diversified or spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.

ADDITIONAL FUND FACTS

     Distribution income earned may be subject to the federal alternative minimum tax.

             Institutional Tax-Free Income Prospectus (November 2, 1997) 7

--------------------------------------------------------------------------------
               ARIZONA TAX-FREE FUND/(1)/ -- FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                            FOR SHARES OUTSTANDING
--------------------------------------------------------------------------------
                              INSTITUTIONAL SHARE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
FOR PERIOD ENDED:                      Sept 30, 1997  March 31,  Sept. 30, 1996   Sept. 30, 1995  May 31, 1995  May 31, 1994
                                                      1997/(2)/                    /(3)/
------------------------------------------------------------------------------------------------------------------------------
                                       Unaudited
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING             $ 10.44        $ 10.44    $ 10.71          $   10.68       $ 10.48       $10.64
OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)              0.25           0.25       0.49               0.17          0.51         0.50
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain          0.42           0.00      (0.10)              0.06          0.23        (0.15)
(loss) on investments
-------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS          0.67           0.25       0.39               0.23          0.74         0.35
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
-------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income     (0.25)         (0.25)     (0.49)             (0.20)        (0.53)       (0.50)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain      0.00           0.00      (0.17)             (0.00)        (0.01)       (0.01)
-------------------------------------------------------------------------------------------------------------------------
TOTAL FROM DISTRIBUTIONS:                (0.25)         (0.25)     (0.66)             (0.20)        (0.54)       (0.51)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $ 10.86        $ 10.44    $ 10.44          $   10.71       $ 10.68      $ 10.48
-------------------------------------------------------------------------------------------------------------------------
Total Return (Not Annualized)             6.45%          2.38%      3.74%              6.55% (4)     7.35%        3.28%
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s)       $13,087        $14,349    $15,577          $  24,622       $24,581      $25,153
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
(ANNUALIZED)
-------------------------------------------------------------------------------------------------------------------------
Ratios of expenses to average net         0.40%          0.40%      0.48%              0.45%         0.40%        0.31%
assets
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to         4.62%          4.73%      4.63%              4.73%         4.89%        4.72%
average net assets
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                          72%            77%        42%              N/A           N/A           N/A
-------------------------------------------------------------------------------------------------------------------------
Average commission rate paid                  ---            ---        ---            ---           ---           ---
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net          1.74%          1.50%      1.20%              1.35%         1.13%        1.00%
assets prior to waived fees and
reimbursed expenses
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to         3.28%          3.63%      3.91%              3.83%         4.16%        4.03%
average net assets prior to waived
fees and reimbursed expenses
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
FOR PERIOD ENDED:                              May 31, 1993       May 31, 1992
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING                     $ 10.09            $   10.00
OF PERIOD
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                      0.49                 0.09
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                  0.55                 0.08
(loss) on investments
------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                  1.04                 0.17
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income             (0.49)               (0.08)
------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain              0.00                 0.00
------------------------------------------------------------------------------------------------------------------------
TOTAL FROM DISTRIBUTIONS:                        (0.49)               (0.08)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $10.64               $10.09
------------------------------------------------------------------------------------------------------------------------
Total Return (Not Annualized)                    10.50%                7.02%
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s)               $22,430            $   4,690
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
(ANNUALIZED)
------------------------------------------------------------------------------------------------------------------------
Ratios of expenses to average net
assets                                            0.20%                0.68%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to                 4.98%                4.32%
average net assets
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                 N/A                  N/A
------------------------------------------------------------------------------------------------------------------------
Average commission rate paid                       ---                  ---
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets prior to waived fees and
reimbursed expenses                               1.18%                2.08%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets prior to waived
fees and reimbursed expenses                      4.00%                2.92%
------------------------------------------------------------------------------------------------------------------------

1. The Fund commenced operations on March 2, 1992. See page __ for important historical information. 2.The Fund changed its fiscal year-end from September 30 to March 31. 3. The Fund changed its fiscal year-end from May 31 to September 30
4. Annualized.

                   Institutional Tax-Free Income Prospectus (November 2, 1997) 9

California Tax-Free Bond Fund

Portfolio Managers: David Klug (since 1/92)
-------------------
                    Laura Milner (since 9/96)


INVESTMENT OBJECTIVE

     The California Tax-Free Bond Fund seeks to provide investors with a high level of income exempt from federal income tax and California personal income tax, while preserving capital, by investing in medium- to long-term, investment-grade municipal securities.

INVESTMENT POLICIES

     We actively manage a portfolio of municipal obligations. We buy municipal obligations of any maturity length, but we invest substantially all of our assets in securities with remaining maturities of 2 to 10 years (medium term) or 10 years or longer (long term). We have some flexibility in setting the portfolio's dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .    at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;
 .    at least 65% of our assets in municipal obligations that pay interest exempt from California personal income tax;
 .    in municipal obligations rated in the three highest credit categories by nationally recognized credit rating organizations; or
 .    in municipal obligations rated in the fourth highest category if enough suitable investments in the three highest categories cannot be found.
We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, including up to 20% of assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

     The Fund is considered non-diversified according to the 1940 Investment Company Act. The majority of the issuers of the securities in the portfolio are located within California. Non-diversified, geographically concentrated Funds are riskier than similar Funds that are diversified or spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.


ADDITIONAL FUND FACTS

     Distribution income earned may be subject to the federal alternative minimum tax. See page ___ for Historical Fund information.

                  Institutional Tax-Free Income Prospectus (November 2, 1997) 10

California Tax-Free Income Fund

Portfolio Managers: Laura Milner (since 11/92)
-------------------
                    Mary Gail Walton (since 2/97)

INVESTMENT OBJECTIVE

     The California Tax-Free Income Fund seeks to provide investors with a high level of income exempt from federal income tax and California personal income tax, while preserving capital.

INVESTMENT POLICIES

     We actively manage a portfolio of municipal obligations. We buy municipal obligations of any maturity length, but we primarily buy securities with remaining maturities of less than 2 years (short-term) or 2 to 10 years (medium-term). We have some flexibility in setting the portfolio's dollar-weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing dollar-weighted average maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase. Under normal market conditions, the average expected duration of the portfolio securities will be from one to five years.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .    at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;
 .    at least 65% of our assets in municipal obligations that pay interest exempt from California personal income tax;
 .    in municipal obligations rated in the three highest credit categories by nationally recognized credit rating organizations; or
 .    in municipal obligations rated in the fourth highest category if enough suitable investments in the three highest categories cannot be found.
We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, including up to 20% of assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

     The Fund is considered non-diversified according to the 1940 Investment Company Act. The majority of the issuers of the securities in the portfolio are located within California. Non-diversified, geographically concentrated Funds are riskier than similar Funds that are diversified or spread their investments over several geographical areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.

ADDITIONAL FUND FACTS

     Distribution income earned may be subject to the federal alternative minimum tax.

                  Institutional Tax-Free Income Prospectus (November 2, 1997) 11

--------------------------------------------------------------------------------
         CALIFORNIA TAX-FREE INCOME FUND /(1)/ -- FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                            FOR SHARES OUTSTANDING
--------------------------------------------------------------------------------
                              INSTITUTIONAL SHARE
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
FOR PERIOD ENDED:                       Sept. 30, 1997     March 31, 1997/(2)/  Sept. 30, 1996
----------------------------------------------------------------------------------------------------
                                        Unaudited
----------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD      $10.11             $10.10              $ 10.06
----------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------
 Net investment income (loss)                0.20               0.19                 0.02
----------------------------------------------------------------------------------------------------
 Net realized and unrealized gain            0.17               0.01                 0.04
 (loss) on investments
----------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS            0.37               0.20                 0.06
----------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
----------------------------------------------------------------------------------------------------
 Dividends from net investment income       (0.20)             (0.19)               (0.02)
----------------------------------------------------------------------------------------------------
 Distributions from net realized gain        0.00               0.00                 0.00
----------------------------------------------------------------------------------------------------
 TOTAL FROM DISTRIBUTIONS:                  (0.20)             (0.19)               (0.02)
----------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD            $10.28             $10.11              $ 10.10
----------------------------------------------------------------------------------------------------
 Total Return (Not Annualized)               3.66%              2.00%                0.55%
----------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
 Net assets, end of period (000s)          $6,913             $7,061              $10,066
----------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
----------------------------------------------------------------------------------------------------
 Ratios of expenses to average net           0.60%              0.60%                0.55%
 assets
----------------------------------------------------------------------------------------------------
 Ratio of net investment income to           3.86%              3.73%                3.06%
 average net assets
----------------------------------------------------------------------------------------------------
 Portfolio turnover                            32%                14%                  48%
----------------------------------------------------------------------------------------------------
 Average commission rate paid                 N/A                N/A                  N/A
----------------------------------------------------------------------------------------------------
 Ratio of expenses to average net            1.15%              1.05%                0.92%
 assets prior to waived fees and
 reimbursed expenses
----------------------------------------------------------------------------------------------------
 Ratio of net investment income to           3.31%              3.28%                2.69%
 average net assets prior to waived
 fees and reimbursed expenses
----------------------------------------------------------------------------------------------------

1.  The Fund commenced operations on September 6, 1996
2.  The Fund changed its fiscal year-end from September 30 to March 31.

                   Institutional Tax-Free Income Prospectus (November 2, 1997)12


National Tax-Free Fund

Portfolio Managers: Laura Milner (since 9/96)
-------------------
                    Mary Gail Walton (since 2/97)

INVESTMENT OBJECTIVE

     The National Tax-Free Fund seeks to provide investors with income exempt from federal income tax.

INVESTMENT POLICIES

     We actively manage a portfolio of municipal obligations. We buy municipal obligations of any maturity length. The portfolio's weighted average maturity will vary depending on market conditions, economic conditions including interest rates, the differences in yields between obligations of different maturity lengths and other factors. There is no required range for the portfolio's dollar weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .    at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;
 .    in municipal obligations rated in the three highest credit categories by nationally recognized credit rating organizations; or
 .    in municipal obligations rated in the fourth highest category if enough suitable investments in the three highest categories cannot be found.
We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, including up to 20% of assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

     The Fund is considered non-diversified according to the 1940 Investment Company Act. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio.

ADDITIONAL FUND FACTS

     Distribution income earned may be subject to the federal alternative minimum tax.

                   Institutional Tax-Free Income Prospectus (November 2, 1997)13

------------------------------------------------------------------------------------------------------------------------------------

                                         NATIONAL TAX-FREE FUND (1)-- FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

                                                      FOR SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------------

                                                        INSTITUTIONAL SHARE
------------------------------------------------------------------------------------------------------------------------------------

FOR PERIOD ENDED:                      Sept 30, 1997    March 31, 1997 (2)   Sept. 30, 1996    Sept. 30, 1995 (3)   May 31, 1995
------------------------------------------------------------------------------------------------------------------------------------

                                       Unaudited
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD $15.17            $15.24              $15.34            $ 15.28              $ 14.98
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------

Net investment income (loss)           0.37              0.37                0.71               0.24                 0.68
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain       0.59             (0.07)              (0.10)              0.08                 0.32
 (loss) on investments
------------------------------------------------------------------------------------------------------------------------------------

TOTAL FROM INVESTMENT OPERATIONS       0.96              0.30                0.61               0.32                 1.00
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
------------------------------------------------------------------------------------------------------------------------------------

Dividends from net investment income  (0.37)            (0.37)              (0.71)             (0.26)               (0.70)
------------------------------------------------------------------------------------------------------------------------------------

Distributions from net realized gain   0.00              0.00                0.00               0.00                 0.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL FROM DISTRIBUTIONS:             (0.37)            (0.37)              (0.71)             (0.26)               (0.70)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD       $15.76            $15.17              $15.24            $ 15.34              $ 15.28
------------------------------------------------------------------------------------------------------------------------------------

Total Return (Not Annualized)          6.44%             1.95%(4)            4.04%              6.53%(4)             6.97%
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (000s)     $6,740            $7,354              $7,132            $14,305              $14,458
------------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------------------------

Ratios of expenses to average net      0.35%             0.35%               0.36%              0.35%                0.35%
 assets
------------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income to      4.86%             4.82%               4.66%              4.65%                4.59%
 average net assets
------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover                       34%               86%                 73%                86%                  23%
------------------------------------------------------------------------------------------------------------------------------------

Average commission rate paid            N/A               N/A                  N/A               N/A                  N/A
------------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net       2.60%             2.03%               1.45%              1.85%                1.51%
 assets prior to waived fees and
 reimbursed expenses
------------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income to      2.61%             3.14%               3.57%              3.15%                3.43%
 average net assets prior to waived
 fees and reimbursed expenses
------------------------------------------------------------------------------------------------------------------------------------


FOR PERIOD ENDED:                         May 31, 1994   May 31, 1993
------------------------------------------------------------------------

------------------------------------------------------------------------
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $ 15.17         $ 15.00
------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------
Net investment income (loss)               0.64            0.17
------------------------------------------------------------------------
Net realized and unrealized gain          (0.17)           0.15
 (loss) on investments
------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS           0.47            0.32
------------------------------------------------------------------------
LESS DISTRIBUTIONS:
------------------------------------------------------------------------
Dividends from net investment income      (0.64)          (0.15)
------------------------------------------------------------------------
Distributions from net realized gain      (0.02)           0.00
------------------------------------------------------------------------
TOTAL FROM DISTRIBUTIONS:                 (0.66)          (0.15)
------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $ 14.98         $ 15.17
------------------------------------------------------------------------
Total Return (Not Annualized)              3.07%           5.65% (4)
------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------
Net assets, end of period (000s)        $13,600         $ 7,457
------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
------------------------------------------------------------------------
Ratios of expenses to average net          0.27%           0.25%
 assets
------------------------------------------------------------------------
Ratio of net investment income to          4.29%           3.88%
 average net assets
------------------------------------------------------------------------
Portfolio turnover                           19%             18%
------------------------------------------------------------------------
Average commission rate paid                N/A             N/A
------------------------------------------------------------------------
Ratio of expenses to average net           1.58%           1.99%
 assets prior to waived fees and
 reimbursed expenses
------------------------------------------------------------------------
Ratio of net investment income to          2.99%           2.14%
 average net assets prior to waived
 fees and reimbursed expenses
------------------------------------------------------------------------

1. The Fund commenced operations on January 15, 1993 See page __ for Historical Fund information
2. The Fund changed its fiscal year-end form September 30 to March 31.
3. The Fund changed its fiscal year-end from May 31 to September 30.
   4.Annualized.

                   Institutional Tax-Free Income Prospectus (November 2, 1997)14

Oregon Tax-Free Fund

Portfolio Managers: Laura Milner (since 9/96)
-------------------
                    David Klug (since 2/97)

INVESTMENT OBJECTIVE

     The Oregon Tax-Free Fund seeks to provide investors with a high level of income exempt from federal income tax and Oregon personal income tax.

INVESTMENT POLICIES

     We actively manage a portfolio of municipal obligations. We buy municipal obligations of any maturity length. The portfolio's weighted average maturity will vary depending on market conditions, economic conditions including interest rates, the differences in yields between obligations of different maturity lengths and other factors. There is no required range for the portfolio's dollar weighted average maturity. Generally speaking, we will attempt to capture greater total return by increasing maturity when we expect interest rates to decline, and attempt to preserve capital by shortening maturity when interest rates are expected to increase.

PORTFOLIO HOLDINGS

Under normal market conditions, we invest:
 .    at least 80% of our assets in municipal obligations that pay interest exempt from federal income tax;
 .    at least 65% of our assets in municipal obligations that pay interest exempt from Oregon personal income tax;
 .    in municipal obligations rated in the three highest credit categories by nationally recognized credit rating organizations; or
 .    in municipal obligations rated in the fourth highest category if enough suitable investments in the three highest categories cannot be found.
We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, including up to 20% of assets in certain taxable investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

IMPORTANT RISK FACTORS

For general information on risk, please see page ___.

     The Fund is considered non-diversified according to the 1940 Investment Company Act. The majority of the issuers of the securities in the portfolio are located within Oregon. Non-diversified, geographically concentrated Funds are riskier than similar Funds that are diversified or spread their investments over several geographical areas. Default by a single security in the portfolio may have a greater negative affect than a similar default in a diversified portfolio. Distribution income earned may be subject to the federal alternative minimum tax.

ADDITIONAL FUND FACTS

     Distribution income earned may be subject to the federal alternative minimum tax.

                   Institutional Tax-Free Income Prospectus (November 2, 1997)15

--------------------------------------------------------------------------------------------------------------------------------
                                          OREGON TAX-FREE FUND -- FINANCIAL HIGHLIGHTS/1/
--------------------------------------------------------------------------------------------------------------------------------
                                                      FOR SHARES OUT OUTSTANDING

--------------------------------------------------------------------------------------------------------------------------------
                                                        INSTITUTIONAL SHARE
--------------------------------------------------------------------------------------------------------------------------------
FOR PERIOD ENDED:                      Sept. 30,       March 31,     Sept. 30,      Sept. 30,   May 31,     May 31,    May 31,
                                       1997            1997 (2)      1996           1995        1995 (3)    1994       1993
--------------------------------------------------------------------------------------------------------------------------------
                                       Unaudited
NET ASSET VALUE, BEGINNING OF PERIOD   $16.28          $16.42        $16.38         $ 16.47     $ 16.17     $ 16.79    $ 16.07
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)             0.40            0.39          0.72            0.28        0.82        0.84       0.86
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain         0.65           (0.11)         0.04           (0.08)       ).39       (0.43)      0.76
 (loss) on investments
-------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS         1.05            0.28          0.76            0.20        1.21        0.41       1.62
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
-------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income    (0.40)          (0.39)        (0.72)          (0.29)      (0.87)      (0.82)     (0.86)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain     0.00           (0.03)         0.00            0.00       (0.04)      (0.21)     (0.04)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM DISTRIBUTIONS:               (0.40)          (0.42)        (0.72)          (0.29)      (0.91)      (1.03)     (0.90)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $16.93          $16.28        $16.42         $ 16.38     $ 16.47     $ 16.17    $ 16.79
-------------------------------------------------------------------------------------------------------------------------------
Total Return (Not Annualized)            6.52%           1.69%         5.13%           3.67%(4)    7.92%       2.33%     10.36%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s)       $8,051          $8,175        $8,512         $50,077     $52,245     $53,846    $45,435
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
-------------------------------------------------------------------------------------------------------------------------------
Ratios of expenses to average net        0.40%           0.40%         0.63%           0.70%       0.70%       0.62%      0.60%
 assets
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to        4.81%           4.72%         4.41%           5.01%       5.19%       4.90%      5.34%
 average net assets
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                         30%             90%           27%             57%         15%         22%         6%
-------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid              N/A             N/A           N/A             N/A         N/A         N/A        N/A
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net         1.34%           1.24%         0.93%           1.01%       0.90%       0.84%      0.91%
 assets prior to waived fees and
 reimbursed expenses
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to        3.87%           3.88%         4.11%          4.790%       4.99%       4.69%      5.03%
 average net assets prior to waived
 fees and reimbursed expenses
-------------------------------------------------------------------------------------------------------------------------------

FOR PERIOD ENDED:                         May 31,        May 31,        May 31,        May 31,
                                          1992           1991           1990           1989
----------------------------------------------------------------------------------------------------
                                          Unaudited
NET ASSET VALUE, BEGINNING OF PERIOD      $ 15.74        $ 15.27        $15.35         $15.00
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------
Net investment income (loss)                 0.91           0.94          0.93           0.93
----------------------------------------------------------------------------------------------------
Net realized and unrealized gain             0.38           0.47         (0.06)          0.31
 (loss) on investments
----------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS             1.29           1.41          0.87           1.24
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
----------------------------------------------------------------------------------------------------
Dividends from net investment income        (0.92)         (0.94)        (0.93)         (0.89)
----------------------------------------------------------------------------------------------------
Distributions from net realized gain        (0.04)          0.00         (0.02)          0.00
----------------------------------------------------------------------------------------------------
TOTAL FROM DISTRIBUTIONS:                   (0.96)         (0.94)        (0.95)         (0.89)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $ 16.07        $ 15.74        $15.27         $15.35
----------------------------------------------------------------------------------------------------
Total Return (Not Annualized)                8.45%          9.58%         5.80%          8.55%
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Net assets, end of period (000s)          $25,002        $14,607        $7,550         $3,175
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
 (ANNUALIZED)
----------------------------------------------------------------------------------------------------
Ratios of expenses to average net            0.60%          0.55%         0.50%          0.50%
 assets
----------------------------------------------------------------------------------------------------
Ratio of net investment income to            5.81%          6.27%         6.26%          6.64%
 average net assets
----------------------------------------------------------------------------------------------------
Portfolio turnover                             17%            23%           94%             9%
----------------------------------------------------------------------------------------------------
Average commission rate paid                  N/A            N/A           N/A            N/A
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net             0.98%          1.03%        1.135%          3.29%
 assets prior to waived fees and
 reimbursed expenses
----------------------------------------------------------------------------------------------------
Ratio of net investment income to            5.43%          5.79%          5.41%          3.85%
 average net assets prior to waived
 fees and reimbursed expenses
----------------------------------------------------------------------------------------------------

1. The Fund commenced operations on January 15, 1993 See page __ for Historical Fund information
2. The Fund changed its fiscal year-end form September 30 to March 31.
3. The Fund changed its fiscal year-end from May 31 to September 30.
   4.Annualized.

_____________________________

                   Institutional Tax-Free Income Prospectus (November 2, 1997)16

GENERAL RISK CONSIDERATIONS

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. Some risks are common to all the Stagecoach Funds. Chief among these risks is the following:

 .    Unlike bank deposits such as CD's or savings accounts, mutual funds are NOT
     INSURED BY THE FDIC.
 .    We CANNOT GUARANTEE that we will meet our investment objectives.
 .    We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions, such as selling agents or investment advisors, offer or promise to make good any such losses.
 .    Share prices--and therefore the value of your investment--WILL INCREASE AND
     DECREASE with changes in the value of the underlying securities and other investments. This is referred to as volatility.
 .    Investing in any mutual fund, including the most conservative, involves
     RISK, INCLUDING THE POSSIBLE LOSS OF ANY MONEY YOU INVEST.
 .    No single Fund, by itself, constitutes a complete investment plan.

Some of our mutual funds invest in securities that involve particular kinds of risk.

 .    Funds that invest in debt instruments, such as notes and bonds, are subject to CREDIT RISK. Credit risk is the chance that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

 .    Funds that invest in debt instruments, such as notes and bonds, are subject to INTEREST-RATE RISK. Interest-rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

We may invest a portion of our assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.

We may also use certain derivative instruments such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks that may affect a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional Information.

Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed

Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of investment made in a security denominated in that foreign currency.

                   Institutional Tax-Free Income Prospectus (November 2, 1997)17

ORGANIZATION AND MANAGEMENT OF THE FUNDS

A number of different companies and divisions perform the various tasks that are required for a mutual fund company. This section shows how the Funds are organized, who performs which of the various roles and what compensation they receive. Further information is available in the Statement of Additional Information for each Fund.

ABOUT STAGECOACH

Each Fund is one of 32 of the Stagecoach Funds, Inc. Stagecoach was organized on September 9, 1991 as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. Some of these service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies or considering, where applicable, matters affecting a Master Portfolio.

                                 SHAREHOLDERS


                         FINANCIAL SERVICES FIRMS AND
                             THEIR REPRESENTATIVES

                        Advise current and prospective
                    shareholders on their Fund investments

DISTRIBUTOR              ADMINISTRATOR           TRANSFER and           SHAREHOLDER
& CO-ADMINISTRATOR                               DIVIDEND DISBURSING    SERVICING
                                                 AGENTS                 AGENTS
Stephens Inc.            Wells Fargo Bank        Wells Fargo Bank       Various Agents
111 Center St.           525 Market St.          525 Market St.
Little Rock, AR          San Francisco, CA       San Francisco, CA

Markets the Funds,       Manages the Funds'      Maintains records of   Provide services to
distributes shares,      business activities     shares and supervises  customers
and manages the Funds'   the paying of dividends
business activities

     INVESTMENT ADVISOR                                  CUSTODIAN
     Wells Fargo Bank                                    Wells Fargo Bank
     525 Market St.                                      525 Market St.
     San Francisco, CA                                   San Francisco, CA

     Manage the Funds' investment                        Provides safekeeping for
     activities                                          the Funds' assets


                                  BOARD OF DIRECTORS

                          Supervises  the Funds' activities

                   Institutional Tax-Free Income Prospectus (November 2, 1997)18

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information for each Fund has more detailed information about the Investment Advisor and the other service providers and plans described here.

THE INVESTMENT ADVISOR

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells & Fargo and Co., a national bank holding company. As of August 1, 1997, Wells Fargo Bank and its affiliates managed over $57 billion in assets. The Funds paid Wells Fargo the following for advisory services for the fiscal period ended March 31, 1997:

Arizona Tax-Free Fund              .00%

California Tax-Free Bond Fund      .24%

California Tax-Free Income Fund    .16%

National Tax-Free Fund              00%

Oregon Tax-Free Fund               .00%


THE ADMINISTRATOR

Wells Fargo Bank is the administrator of the Funds. Wells Fargo is paid .04% for these services.

THE DISTRIBUTOR AND CO-ADMINISTRATOR

Stephens Inc. is the Funds distributor and co-administrator. Stephens receives
 .02% for its role as co-administrator. Stephens also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Funds' shares.


SHAREHOLDER SERVICING PLAN

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services we pay the following:


                                   Insitutional

Arizona Tax-Free Fund              .25%

California Tax-Free Bond Fund      .25%

California Tax-Free Income Fund    .25%

National Tax-Free Fund             .25%

Oregon Tax-Free Fund               .25%

                   Institutional Tax-Free Income Prospectus (November 2, 1997)19

PORTFOLIO MANAGERS - The following is a list of portfolio managers identified within the various Funds' summaries. More detailed biographical information is available in the Statements of Additional Information.


DAVID KLUG, CFA
SENIOR TAX-EXEMPT SPECIALIST
With Wells Fargo Bank for over nine years

LAURA MILNER
SENIOR TAX-EXEMPT SPECIALIST
With Wells Fargo Bank for over nine years.

MARY GAIL WALTON
Joined Wells Fargo Bank after the merger with First Interstate Bank, where she had worked since 1991.

                   Institutional Tax-Free Income Prospectus (November 2, 1997)20

GLOSSARY

ACH--Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.

Business Day - Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation - The increase in the value of a share. See also "total return".

Convertible Debt Securities-Bonds or notes that are exchangeable for common stock at a set price on a set date or at the election of the holder.

Current Income--Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".

Derivatives- Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions - Dividends and/or capital gains paid by a Fund on its shares.

Diversified--A diversified fund, as defined by the Investment Company Act, is one that has a policy of investing in cash, Government securities and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.

Dollar-Denominated--Securities issued by foreign banks, companies or governments in U.S. dollars.

Dollar Weighted Average Maturity--The average maturity for the debt securities in a portfolio on a dollar for dollar basis.

Duration--A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer duration typically more sensitive to interest rate changes than shorter duration.

FDIC- The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. FDIC insurance does not apply to mutual funds.

Illiquid Security--A security which can not be easily sold, or can not be sold without negatively affecting the price.

Investment Grade - A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment grade bonds may have some speculative characteristics.

Liquidity -The ability to quickly sell a security without affecting the price.

Market Timing - The belief that by guessing correctly, an investor can profit by selling out of the market when prices are high and buying when prices are low.

Moody's - One of the largest nationally recognized ratings organizations.

Nationally Recognized Ratings Organization (NRRO) - A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

                   Institutional Tax-Free Income Prospectus (November 2, 1997)21

Net Asset Value (NAV) - The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.

Non-Diversified--Any fund that does not have a policy as described under "diversified" in this glossary.

Options - An option is the right to buy or sell a security based on an agreed upon price for an agreed upon time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP) - the NAV with the sales load added.

Repurchase Agreement - an agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent - a person who has an agreement with the Fund's distributor that allows them to sell Fund shares.

Senior Securities - a security that has a priority claim to a company's assets. For example, a bondholder has the right to receive a share of a company's assets before a common stock holder does in the event of a company's liquidation.

Shareholder Servicing Agent - anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee- A guarantee given by a financial institution that has verified the identity of the maker of the signature.

S&P- One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the US economy.

Statement of Additional Information - A document that supplements and continues the disclosures made in the Prospectus.

Taxpayer Identification Number - Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total return - The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.

Turnover Ratio - The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government obligations--Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                   Institutional Tax-Free Income Prospectus (November 2, 1997)22

[Back cover]

You may wish to review the following documents:

Statement of Additional Information--supplements and continues the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report--provides certain financial information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of charge by calling 1-800-222-8222 or from Stagecoach Funds
PO Box 7066
San Francisco, CA 94120-7066

                            STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated December 15, 1997

                                 BALANCED FUND
                               EQUITY VALUE FUND
                                  GROWTH FUND
                                SMALL CAP FUND

                              INSTITUTIONAL CLASS


     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about four of the funds in the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds") -- the BALANCED, EQUITY VALUE, GROWTH and SMALL CAP FUNDS. Each Fund offers Institutional and Class A shares. The Small Cap Fund also offers Class C shares. This SAI relates to the Institutional Class shares of each Fund.

     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus, dated February 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus for may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or by calling the Transfer Agent at 1-800-222-8222.

                               TABLE OF CONTENTS

                                                                   Page
                                                                   ----
General..........................................................     1
Investment Restrictions..........................................     1
Additional Permitted Investment Activities.......................     7
Risk Factors.....................................................    27
Management.......................................................    30
Performance Calculations.........................................    42
Determination of Net Asset Value.................................    47
Additional Purchase and Redemption Information...................    47
Portfolio Transactions...........................................    48
Fund Expenses....................................................    51
Federal Income Taxes.............................................    51
Capital Stock....................................................    57
Other............................................................    59
Independent Auditors.............................................    60
Financial Information............................................    60
Appendix.........................................................   A-1

                                    GENERAL

     The Balanced and Equity Value Funds were originally organized as the Pacifica Balanced and Equity Value Funds, investment portfolios of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the Pacifica Balanced Fund and Equity Value Fund were reorganized as the Stagecoach Balanced Fund and Equity Value Fund, respectively.

     The Growth Fund commenced operations on January 1, 1992, as successor to the Select Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor fund's date of inception was August 2, 1990. Prior to December 12, 1997, the Growth Fund was known as the "Growth and Income Fund."

     The Small Cap Fund commenced operations on September 16, 1996, as successor to the Small Capitalization Growth Fund for Employee Retirement Plans, an unregistered bank collective investment Fund. Inception date of the predecessor fund was November 1, 1994.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Balanced Fund and Equity Value Fund may not:

     (1) borrow money or pledge or mortgage its assets, except that each Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by a Fund while any such borrowings exist);

     (2) make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in the Prospectus or this SAI. Neither Fund will invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by a Fund, exceeds 10% of the value of its total assets;

     (3) invest in companies for the purpose of exercising control or management;

     (4)  knowingly purchase securities of other investment companies, except
(i) in connection with a merger, consolidation, acquisition, or reorganization; and (ii) the Funds may invest up to 10% of their net assets in shares of other investment companies;

     (5) invest in real property (including limited partnership interests), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions;

     (6) acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by a Fund would exceed 10% of the value of the Fund's total assets;

     (7) engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

     (8) sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

     (9) purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (10) mortgage, pledge, or hypothecate any of its assets, except as described in fundamental investment policy (1);

     (11) purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, its adviser, the sponsor, or the distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

     (12) invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of a Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges;

     (13) write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the Prospectus or this SAI; however, neither Fund will invest more than 5% of its total assets in these classes of securities; nor

     (14) invest more than 5% of the current value of its total assets in the securities of companies that, including predecessors, have a record of less than three years' continuous operation.

The Growth Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (7)  make investments for the purpose of exercising control or management;

     (8) issue senior securities, except the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of Fund's net assets (but investments may not be purchased by the Fund while any such outstanding borrowings exceed 5% of the Fund's net assets);

     (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity and may invest up to 5% of its net assets in warrants in accordance with its investment policies as stated below; nor

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

     The Fund may make loans in accordance with its investment policies.

The Small Cap Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (1);

     (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein, including mortgage pass through securities), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph (4);

     (5) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (5);

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

     (7) make loans of portfolio securities having a value that exceeds 33 1/3% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

     (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a vote of a majority of the Directors of the Company or at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, a Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

    Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

    Commercial Paper
    ----------------

    The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in ONE OF THE TWO HIGHEST RATING CATEGORIES BY A NRSRO. Commercial paper may include variable- and floating-rate instruments.

    Convertible Securities (Lower Rated Securities)
    -----------------------------------------------

    The Funds may invest in convertible securities that are not rated in one of the four highest rating categories by a NRSRO. The yields on such lower rated securities, which includes securities also known as junk bonds, generally are higher than the yields available on higher-rated securities. However, investments in lower rated securities and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

    While the market values of lower rated securities and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated securities and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated securities and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated securities and comparable unrated securities may diminish the Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

    Certain lower rated debt securities and comparable unrated securities frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

    The market for certain lower rated securities and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known.
Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

    The Funds may invest in convertible securities that provide current income and are issued by companies with the characteristics described above for each Fund and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of each Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody's or S&P, or unrated but determined by the Adviser to be of comparable quality.

    Corporate Reorganizations
    -------------------------

    The Funds may invest in securities for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of Wells Fargo Bank, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk associated with such investments is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Funds may sustain a loss.

    Custodial Receipts for Treasury Securities
    ------------------------------------------

    The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by a Fund in such participations will not exceed 5% of the value of that Fund's total assets.

    Emerging Markets
    ----------------

    The Small Cap Fund may invest up to 15% of its assets in equity securities of companies in "emerging markets." The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Small Cap Fund may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds may purchase floating- and variable-rate obligations. Each Fund may purchase floating- and variable-rate demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

    THE FLOATING- AND VARIABLE-RATE INSTRUMENTS THAT THE FUNDS MAY PURCHASE INCLUDE CERTIFICATES OF PARTICIPATION IN SUCH INSTRUMENTS.

    The Balanced and Equity Value Funds may also hold floating- and variable-rate instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. The market value of these instruments may be more volatile than other types of debt instruments and may present greater potential for capital-gain or loss. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

    Foreign Obligations
    -------------------

    The Balanced, Equity Value, Growth and Small Cap Funds may invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe. The Growth Fund currently does not intend to invest more than 10% of its assets in foreign obligations. Each Fund may not invest 25% or more of its assets in foreign obligations.

    Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

    Foreign Currency Transactions
    -----------------------------

    The Equity Value and Balanced Funds may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

    Because the Balanced and Equity Value Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

    Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Investments in foreign securities and forward contracts may also be subject to withholding and other taxes imposed by foreign governments. With respect to certain foreign countries, there is also a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries.

    Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions
    ----------------------------------------------------------------------------

    Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

    Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

    Loans of Portfolio Securities
    -----------------------------

    Each Fund may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of the Fund.

    A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

     Money Market Instruments and Temporary Investments
     --------------------------------------------------

     The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets;
(ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

     Borrowing and Reverse Repurchase Agreements. The BALANCED AND EQUITY VALUE Funds each intends to limit its borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of its net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

    Repurchase Agreements. A Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

    Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

    Mortgage-Related Securities
    ---------------------------

    The Balanced Fund may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The Balanced Fund may also invest in investment grade

Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

    There are risks inherent in the purchase of mortgage-related securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that adviser's assumptions about prepayments are inaccurate, these securities may expose the Funds, to significantly greater market risks than expected.

    Other Asset-Backed Securities
    -----------------------------

    The Balanced, Equity Value and Growth Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

    Municipal Obligations
    ---------------------

    Municipal obligations in which the Balanced and Equity Value Funds may invest subject to the investment policies disclosed in the Prospectus include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

    The two principal classifications of municipal obligations that may be held by the Balanced and Equity Value Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. A Fund's portfolio may also include "moral obligation" securities, which are issued normally by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

    There are, of course, variations in the quality of municipal obligations both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

    Private activity bonds are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Private activity bonds include industrial development bonds, which are a specific type of revenue bond backed by the credit and security of a private
user.   The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered municipal obligations if the interest received thereon is exempt from federal income tax but nevertheless subject to the federal alternative minimum tax. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

    THE FUNDS MAY INVEST IN MUNICIPAL LEASE OBLIGATIONS. The adviser, under the supervision of the Board, makes determinations concerning the liquidity of a municipal lease obligation based on all relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. In addition, the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease may be considered. In evaluating the credit quality of a municipal lease obligation, the factors to be considered might include: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of the nonappropriation"); and (5) the legal recourse in the event of failure to appropriate.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference.

    Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

    Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

    The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in
                        - -
response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of
            - -
outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

    Options Trading
    ---------------

    The Balanced, Equity Value and Small Cap Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

    Call and Put Options on Specific Securities. The Equity Value and Small Cap Funds may invest in call and put options on a specific security. Each of the Balanced and Equity Value Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets.

    A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying security at the exercise price at any time during the option period. Investments by the Fund in off-exchange options will be treated as "illiquid" and therefore subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities.

    The Balanced, Equity Value and Small Cap Funds may write covered call option contracts and secured put options as Wells Fargo Bank deems appropriate. A covered call option is a call option for which the writer of the option owns the security covered by the option. Covered call options written by a Fund expose the Fund during the term of the option (i) to the possible loss of opportunity to realize appreciation in the market price of the underlying security or (ii) to possible loss caused by continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. If the Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by the Fund will not exceed 25% of the value of the assets of the Balanced or Equity Value Funds or 15% of the value of the assets of the Small Cap Fund. The use of covered call options and securities put options will not be a primary investment technique of the Fund, and they are expected to be used infrequently. If the adviser is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

    The Small Cap Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the adviser. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. The Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

    Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

    The Funds may also write covered call and secured put options from time to time as the adviser deems appropriate. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. If the adviser is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

    A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement equals the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

    The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

    A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction is ordinarily effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

    When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund realizes a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option is eliminated. If an option written by a Fund is exercised, the proceeds of the sale are increased by the net premium originally received and the Fund realizes a gain or loss.

    There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not be adequate at all times to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund is likely to be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     The Small Cap Fund may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     Call and Put Options on Specific Securities. The Small Cap Fund may invest in call and put options on a specific security.

     A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying security at the exercise price at any time during the option period. Investments by the Fund in off-exchange options will be treated as "illiquid" and therefore subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities.

     The Small Cap Fund may write covered call option contracts and secured put options as Wells Fargo Bank deems appropriate. A covered call option is a call option for which the writer of the option owns the security covered by the option. Covered call options written by the Fund exposes it during the term of the option (i) to the possible loss of opportunity to realize appreciation in the market price of the underlying security or (ii) to possible loss caused by continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. If the Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by the Fund will not exceed 15% of the value of the assets of the Small Cap Fund. The use of covered call options and securities put options will not be a primary investment technique of the Fund, and they are expected to be used infrequently. If the adviser is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

     The Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the adviser. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. The Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

    Stock Index Options. The Small Cap Fund may purchase call and put options and write covered call options on stock indices listed on national securities exchanges or traded in the over-the-counter market to the extent of 15% of the value of its net assets.

    The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in the Fund's investment portfolio correlate with price movements of the stock index selected. Because the value of a stock index option depends upon changes to the price of all stocks comprising the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the price of all stocks in the index, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to Wells Fargo Bank's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments.

    Stock Index Futures Contracts and Options on Stock Index Futures Contracts. The Equity Value and Balanced Funds may participate in stock index futures contracts and options on stock index futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

    A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also changes. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract realizes a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser realizes a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller recognizes a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser realizes a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

    Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that the Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund may purchase a stock index futures contract to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund realizes a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

    The Equity Value and Balanced Funds may also purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position. The Funds may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and the Funds could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the Funds seek in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price ("strike price") at any time during the period of the option. If the option is exercised by the holder before the last trading date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.

    Wells Fargo Bank expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of a Fund's common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The Funds may liquidate the put options they have purchased by effecting a closing sale transaction rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Funds will be able to effect the closing sale transaction. The Funds realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the Funds realize a loss.

    The Balanced and Equity Value Funds may each invest in stock index futures in order to protect the value of common stock investments or to maintain liquidity, provided not more than 5% of a Fund's net assets are committed to such transactions. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Privately Issued Securities
     ---------------------------

     The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment adviser to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The investment adviser, under guidelines approved by Board of Directors of the Company, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A
                        - -
Security, the method of soliciting offers and the mechanics of transfer).

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

    Warrants
    --------

    The Balanced, Equity Value and Growth Funds may each invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly.

    Nationally Recognized Statistical Ratings Organizations
    -------------------------------------------------------

    The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

    The payment of principal and interest on debt securities purchased by the Balanced and Equity Value Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                  RISK FACTORS

    Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

    The portfolio equity securities of each Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. Throughout most of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, has been trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of a Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which a Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

    The market value of a Fund's investment in fixed-income securities will change in response to various factors, such as changes in market interest-rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable and floating-rate features.

    Securities rated in the fourth highest rating category are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The adviser will consider such an event in determining whether a Fund should continue to hold the obligation. Securities rated below the fourth highest rating category (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

    There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.

    Investing in the securities of issuers in any foreign country, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

    There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. In addition, the financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Further, such markets may be vulnerable to high inflation and interest rates. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties.

    Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

    The adviser may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the adviser's intent in using the derivatives.

    The Funds pursue an active trading investment strategy, and the length of time a Fund has held a particular security is not generally a consideration in investment decisions. Accordingly, the portfolio turnover rate for the Funds may be higher than that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.

    There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the prospectus entitled "About Stagecoach." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                          Principal Occupations
Name, Age and Address                 Position            During Past 5 Years
---------------------                 --------            ---------------------
Jack S. Euphrat, 75                   Director            Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                   Director,           Executive Vice President of Stephens; Manager
                                      Chairman and        of Financial Services Group; President of
                                      President           Stephens Insurance Services Inc.; Senior Vice
                                                          President of Stephens Sports Management Inc.;
                                                          and President of Investor Brokerage Insurance
                                                          Inc.

Thomas S. Goho, 55                    Director            Associate Professor of Finance of the School
321 Beechcliff Court                                      of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                  University since 1982.

Joseph N. Hankin, 57                  Director            President of Westchester Community College
75 Grasslands Road                                        since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                      University Teachers College since 1976.
(appointed as of September 6, 1996)

*W. Rodney Hughes, 71                 Director            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79                   Director            Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 53                  Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                         Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                      of Renaissance Properties Ltd.; President of
                                                          Morse Investment Corporation; and Co-Managing
                                                          Partner of Main Street Ventures.



Richard H. Blank, Jr., 41             Chief Operating     Associate of Financial Services Group of
                                      Officer,            Stephens; Director of Stephens Sports
                                      Secretary and       Management Inc.; and Director of Capo Inc.
                                      Treasurer

                               Compensation Table
Year Ended March 31, 1997
-------------------------


                                                                       Total Compensation
                                   Aggregate Compensation               from Registrant
Name and Position                     from Registrant                   and Fund Complex
-----------------                     ---------------                   ----------------
Jack S. Euphrat                         $11,250                               $33,750
  Director

R. Greg Feltus                          $     0                               $     0
  Director

Thomas S. Goho                          $11,250                               $33,750
  Director

Joseph N. Hankin                        $     0                               $     0
  Director
(appointed as of
 9/6/96)

W. Rodney Hughes                        $ 9,250                               $27,750
  Director

Robert M. Joses                         $11,250                               $33,750
  Director

J. Tucker Morse                         $ 9,250                               $27,750
  Director

     As of January 1, 1998, Peter G. Gordon will replace Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and

Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and officers of the Company, as a group, beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISER.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As investment adviser, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                Annual Rate
Fund                                  (as percentage of net assets)
----                                  -----------------------------
Balanced                                         0.60%
Equity Value                                     0.50%
Growth                                    0.50% up to $250 Mil.
                                          0.40% next $250 Mil.
                                          0.30% over $500 Mil.
Small Cap                                        0.60%

     For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                   Six-Month
                                  Period Ended
                                    3/31/97
                                    -------

     Fund                Fees Paid           Fees Waived
     ----                ---------           -----------
Balanced                 $261,078              $30,456
Equity Value             $557,096              $ 0
Growth                   $782,529              $ 0
Small Cap                $ 89,707              $ 0

     Balanced and Equity Value Funds.  Prior to March 18, 1994, the adviser for
     -------------------------------
the predecessor portfolio to the Balanced and Equity Value Funds was San Diego Financial Capital Management, Inc. ("San Diego Financial"), which was a wholly owned subsidiary of San Diego Trust & Savings Bank ("San Diego Trust"), which in turn was a wholly owned subsidiary of San Diego Financial Corporation ("SDFC"). On that date, SDFC merged into First Interstate Bancorp and San Diego Trust merged into First Interstate Bank of California ("FICAL"). As a result of these transactions, San Diego Financial became an indirect wholly-owned subsidiary of FICAL. On January 12, 1995, San Diego Financial merged into First Interstate Investment Services, Inc., a direct wholly-owned subsidiary of FICAL, which has since changed its name to First Interstate Capital Management, Inc.

     The Pacifica Balanced and Equity Value Funds were reorganized as the Company's Balanced and Equity Value Funds on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the Pacifica Balanced and Equity Value Funds. As of September 6, 1996, Wells Fargo Bank became the adviser to the Company's Balanced and Equity Value Funds.

     For the period begun April 1, 1996 and ended September 5, 1996, the predecessor portfolios paid to WFIM, and for the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and the indicated amounts were waived.

                                   Year Ended
                                    9/30/96
                                    -------

     Fund                Fees Paid           Fees Waived
     ----                ---------           -----------
Balanced                 $  750,323             $4,608
Equity Value             $1,378,145             $  0

     For the periods indicated below, the prior adviser was entitled to receive advisory fees from the Balanced and Equity Value Funds at the same annual rates as those currently in effect. For such fiscal years, the prior adviser was entitled to receive the advisory fees indicated below and the indicated amounts were waived.

                                    Year Ended                              Year Ended
                                     9/30/95                                 9/30/94
                                     -------                                 --------

     Fund                Fees Paid           Fees Waived         Fees Paid           Fees Waived
     ----                ---------           -----------         ---------           -----------
Balanced                 $579,850            $0                  $683,626            $0
Equity Value             $992,870            $0                  $953,400            $0

     Growth Fund.  For the periods indicated below, the Fund paid to Wells Fargo
     -----------
Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

       Nine-Month
      Period Ended                Year Ended                    Year Ended
        9/30/96                    12/31/95                      12/31/94
        -------                    --------                      --------

  Fees          Fees          Fees            Fees          Fees           Fees
  Paid         Waived         Paid           Waived         Paid           Waived
  ----         ------         ----           ------         ----           ------
$799,899         $0         $754,149           $0         $587,977           $0

     Small Cap Fund.  Prior to September 16, 1996, Wells Fargo provided advisory
     --------------
services to the Collective Investment Fund, the predecessor to the Small Cap Fund. For these services Wells Fargo charged fees at an annual rate of 0.75% of the Collective Investment Fund's average net assets. Wells Fargo was also entitled to be reimbursed by the Collective Investment Fund for expenses incurred on its behalf, excluding costs incurred in establishing and organizing the Fund. The Collective Investment Fund was entitled to pay up to 0.10% of its net assets for "Audit Expenses." There were no sales charges. The Collective Investment Fund paid all brokerage commissions incurred on its portfolio transactions.

     The Small Cap Fund previously did not engage an investment adviser because it invested all of its assets in a Master Portfolio (which had the same investment objective as the Fund) that was advised by Wells Fargo Bank. The Small Cap Fund invested in the Small Cap Master Portfolio. The terms of the Master Portfolio's advisory contract were identical in all material respects to the terms of the Fund's existing advisory contract. For the period begun September 16, 1996 (the Small Cap Fund's commencement of operations) and ended September 30, 1996, the Small Cap Master Portfolio paid to Wells Fargo Bank $6,129 in advisory fees on behalf of the Small Cap Fund. No fees were waived.

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940

Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     PORTFOLIO MANAGERS.  Mr. Brian Mulligan is responsible, as co-manager, for
     ------------------
the day-to-day management of the portfolio of the Growth Fund. Mr. Mulligan has been co-manager since October 1, 1995. Mr. Mulligan joined Wells Fargo Bank in 1986 through its acquisition of Crocker National Bank, where he had been a portfolio manager. He is a Vice-President and Manager of the San Francisco Investment Office, where he is primarily responsible for personal accounts including individuals, charitable foundations and IRAs. He also covers, from a research standpoint, the telecommunications and electric utility industries. He graduated from Skidmore College with a B.S. in Business Management. He is a chartered financial analyst and serves as a member of the staff of graders. In addition, Mr. Mulligan is a former member of the Board of Governors for the Los Angeles Society of Financial Analysts and a present member of the San Francisco Security Analysts Society.

     Ms. Kelli Hill, as co-manager, has been responsible for the day-to-day management of the portfolio of the Growth Fund since February 1, 1997. Ms. Hill joined Wells Fargo Bank in 1987 and manages client portfolios. Prior to joining Wells Fargo Bank, Ms. Hill worked as an institutional equity trader for E.F. Hutton. Ms. Hill holds a B.A. from the University of Southern California in International Relations and Economics and is working toward her chartered financial analyst designation.

     Mr. Rex Wardlaw, as co-manager, has been responsible for the day-to-day management of the portfolios of the Balanced and Equity Value Funds since February 1, 1997. Mr. Wardlaw joined Wells Fargo Bank in 1986 and has eight years of investment experience. He is the Private Client Services investment manager for the Portland office and is responsible for stock market research in healthcare, basic industries and transportation sectors. He holds an M.B.A. from the University of Oregon and a B.A. from Northwest Nazarene College. Mr. Wardlaw is a chartered financial analyst and a member of the Portland Society of Financial Analysts. He is also a member of the Association for Investment management and Research and the American Association of Individual Investors.

     Mr. Allen Wisniewski is responsible, as co-manager, for the day-to-day management of the portfolio of the Equity Value Fund. He also is responsible for managing equity and balanced accounts for high-net-worth individuals and pensions. Mr. Wisniewski joined Wells Fargo Bank in April 1987 with the acquisition of Bank of America's consumer trust services, where he was a portfolio manager. He received his B.A. and M.B.A. in Economics and Finance from the University of California at Los Angeles. He is a member of the Los Angeles Society of Financial Analysts.

     Mr. Jon Hickman assumed responsibility as co-manager of the Small Cap Fund, in September 1996. Mr. Hickman had also co-managed the Small Capitalization Growth Fund from November 1994 until the sale of its assets to the Small Cap Master Portfolio in September 1996. Mr. Hickman has over sixteen years' experience in the investment management field. He joined Wells Fargo Bank in 1986 managing equity and balanced portfolios for individuals and employee benefit plans. He is a senior member of Wells Fargo Bank's Equity Strategy Committee. Mr. Hickman has a B.A. and an M.B.A. in Finance from Brigham Young University.

     Mr. Steve Enos, portfolio co-manager of the Small Cap Fund since its inception in September of 1996, assists Mr. Hickman with the day-to-day management of the Fund. Mr. Enos co-managed the Small Capitalization Growth Fund from November 1994 until the sale of its assets to the Small Cap Master Portfolio in September, 1996. Mr. Enos joined Wells Fargo in 1993 and is a member of the Wells Fargo Bank Growth Equity Team. He began his career with First Interstate Bank, where he was assistant vice president and portfolio manager. From 1991 to 1993, Mr. Enos was a principal at Dolan Capital Management where he managed both personal and pension portfolios. Mr. Enos received his undergraduate degree in economics from the University of California at Davis. Mr. Enos is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

     Ms. Tamyra Thomas assumed responsibility as a portfolio co-manager for the day-to-day management of the bond portion of the Balanced Fund as of September, 1996. She is a Senior Vice-President, the Chief Fixed Income Investment Officer, and Chair of the Investment Management Group of Wells Fargo Bank. She is also Chair of the Investment Management Group Policy Committee. Ms. Thomas has managed bond portfolios for over a decade. She currently manages in excess of $1 billion of long-term taxable bond portfolios for various foundations, defined benefit plans and other clients. Prior to joining Wells Fargo Bank in 1988, she held a number of senior investment positions for the Valley Bank & Trust Company of Utah including Vice-President and Manager of the Investment Department and Chairman of the Trust Investment Committee. She holds a B.S. from the University of Utah and was past president of the Utah Bond Club. Ms. Thomas is a chartered financial analyst.

     Mr. Kenneth Lee became a portfolio co-manager to the Small Cap Fund as of June 18, 1997 and is responsible for providing fundamental security analysis and portfolio management. Mr. Lee joined Wells Fargo Bank in 1993 and went from Investment Operations to the Portfolio Management group in 1995. Prior to 1993, he worked as an associate at Wells Fargo Nikko Investment Advisors and at Dean Witter Reynolds (Morgan Stanley Dean Witter Discover) Mr. Lee has over 8 years experience in the industry. He holds bachelor degrees in Economics and Organizational Studies from the University of California at Davis

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

     Except as described below, prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

     For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                           Six-Month
                         Period Ended
                           3/31/97
                           -------

Fund                Total          Wells Fargo         Stephens
----                -----          -----------         --------
Balanced           $25,743           $ 5,149            $20,594
Equity Value       $59,479           $11,896            $47,583
Growth             $64,992           $12,998            $51,994
Small Cap          $ 8,027           $ 1,605            $ 6,422

     Balanced and Equity Value. The Pacifica Balanced and Equity Value Funds
     -------------------------
were reorganized as the Company's Balanced and Equity Value Funds on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica Balanced and Equity Value predecessor portfolios provided management and administration services necessary for the operation of the Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessors portfolios.

     For the periods begun September 6, 1996 and ended September 30, 1996 and October 1, 1996 to January 31, 1997, Stephens served as the Funds' sole Administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets. The following table reflects administration fees paid by the Funds to Stephens for the periods begun September 6, 1996 and ended September 30, 1996, and the periods ended September 30, 1995, and September 30, 1994. The table also reflects the net administration fees paid to the respective former Administrators of the predecessor portfolios during the period begun October 1, 1995 and ended September 5, 1996.

                                    Period Ended                 Period Ended                Period Ended
                                      9/30/96/*/                   9/30/95                     9/30/94
                                      ----------                   --------                    --------
                                Fees           Fees           Fees           Fees          Fees         Fees
     Fund                       Paid          Waived          Paid          Waived         Paid        Waived
     ----                       ----          ------          ----          ------         ----        ------
Balanced                      $130,709          N/A         $193,283        $19,328      $227,896      $22,808

Equity Value                  $240,273          N/A         $330,957        $33,096      $317,992      $31,972

_______________________________
* The amount for the period ended September 30, 1996, reflect fees after waivers.

     Growth and Small Cap Funds.  For the periods indicated below, the Funds
     --------------------------
paid the following dollar amounts of administration fees to Stephens who, as sole Administrator during these periods, was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of the Growth and Small Cap Funds' average daily net assets:

     Fund               Year-Ended          Year-Ended         Year-Ended
     ----                9/30/96             12/31/95           12/30/94
                         -------             --------           --------
Growth                  $ 51,193             $ 45,249           $ 35,279
Small Cap               $    492                N/A                N/A

     SPONSOR AND DISTRIBUTOR.  Stephens (the "Distributor"), located at 111
     -----------------------
Center Street, Little Rock, Arkansas 72201, serves as sponsor and distributor for the Funds.

     SHAREHOLDER SERVICING AGENT.  The Balanced, Equity Value and Growth Funds
     ---------------------------
have approved Servicing Plans and have entered into related Shareholder Servicing Agreements, on behalf of the Institutional Class shares, with financial institutions, including Wells Fargo Bank. The Small Cap Fund also has approved a Shareholder Servicing Agreement with Wells Fargo Bank. Under the agreement, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.25%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related forms of shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

     For the period indicated below, the dollar amounts of shareholder servicing fees paid, after waivers, by the Funds to Wells Fargo Bank or its affiliates were as follows:

                                             Six-Month
                                           Period Ended
          Fund                               3/31/97
          ----                               -------
        Balanced                             $ 79,847
        Equity Value                         $253,204
        Growth                               $ 24,728
        Small Cap                            $  0

     Balanced, Small Cap and Equity Value Funds.  For the period begun October
     ------------------------------------------
1, 1995 and ended September 5, 1996, and under a similar service agreement, the Balanced and Equity Value Funds made payments to First Interstate Bancorp. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees, after waivers and reimbursements, were paid to Wells Fargo Bank or its affiliates. The indicated Funds paid the following dollar amounts in shareholder servicing fees for the period ended September 30, 1996:

                                           Period Ended
          Fund                               9/30/96
          ----                               -------
        Balanced                             $ 11,728
        Equity Value                         $ 31,181
        Small Cap                            $  2,460

     General.  Each Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to a Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors.
No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     Each Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Wells Fargo Bank acts as Custodian for each Fund.  The
     ---------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows:

a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in custody fees without regard to Class, after waivers, to Wells Fargo Bank:

          Fund                               Custody Fees
          ----                               ------------
          Balanced                              $ 0
          Equity Value                          $ 0
          Growth                                $28,876
          Small Cap                             $ 0

     Balanced and Equity Value Funds.  FICAL, located at 707 Wilshire Blvd., Los
     -------------------------------
Angeles, California 90017, acted as Custodian of the Pacifica Balanced and Equity Value Funds. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

     For the period begun October 1, 1995 and ended September 5, 1996, the custody fees paid to FICAL, and for the period begun September 6, 1996 and ended September 30, 1996, the custody fees paid to Wells Fargo Bank were as follows:

                                             Period Ended
          Fund                                 9/30/96
          ----                                 --------
          Balanced                               $  0
          Equity Value                           $ 40,035

     Growth Fund.  For the nine-month period ended September 30, 1996, the
     -----------
Growth Fund paid $17,963 in custody fees, after waivers, to Wells Fargo Bank.

     Small Cap Fund.  For the period begun September 16, 1996 and ended
     --------------
September 30, 1996, the Small Cap Fund paid no custody fees to Wells Fargo Bank.

   TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
   --------------------------------------
and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.06% of the average daily net assets of the Institutional Class shares of the Funds.

     For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in transfer and dividend disbursing agency fees without regard to Class, after waivers, to Wells Fargo Bank:

                   Fund                               Transfer Agency Fees
                   ----                               --------------------
               Balanced                                       $ 0
               Equity Value                                   $ 77,309
               Growth                                         $175,860
               Small Cap                                      $ 0

     Balanced and Equity Value Funds.  Under the prior transfer agency agreement
     -------------------------------
for the Institutional Class shares of the Balanced and Equity Value Funds, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of the Institutional Class shares of each Fund, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

     Growth Fund.  Under the prior transfer agency agreement for the Growth
     -----------
Fund, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and reimbursement of out-of-pocket expenses, with a minimum of $3,000 per month, unless net assets of the Fund were under $20 million. For as long as the Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

     For the nine month period ended September 30, 1996, the Growth Fund paid $217,737, after waivers, in transfer and dividend disbursing agency fees to Wells Fargo Bank.

     Small Cap Fund.  Under the prior transfer agency agreement for the Small
     --------------
Cap Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the Fund's average daily net assets of the Institutional Class shares, as well as reimbursement for all reasonable out-of-pocket expenses.

     For the period begun September 6, 1996 and ended September 30, 1996, the Small Cap Fund paid to Wells Fargo Bank $617, after waivers, in transfer and dividend disbursing agency fees.

     UNDERWRITING COMMISSIONS.  The Institutional Class of the Fund does not
     ------------------------
charge any front-end sales loads or contingent-deferred sales charges in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.

                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The yield of a Fund and the yield of a Class of shares in a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     TOTAL RETURN:  The Funds may advertise certain total return information
     ------------
computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV. In addition, as indicated in each Prospectus, each Fund also may, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Average Annual Total Return for the Year Ended September 30, 1997
     -----------------------------------------------------------------

             Institutional                        Five         Three       One
                 Class           Inception        Year         Year        Year
               ---------         ---------        ----         ----        ----
Balanced                           12.65%         13.65%       15.65%       25.44%
Equity Value                       16.75%         21.71%       24.67%       44.42%
Growth                             16.43%         17.10%       23.47%       30.56%
Small Cap                          42.73%          N/A          N/A         25.75%

     In addition to the above performance information, each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Cumulative Total Return for the Year Ended September 30, 1997
     -------------------------------------------------------------

             Institutional                         Five        Three
                 Class           Inception         Year        Year
               ---------         ---------         ----        ----
Balanced                           137.23%        89.62%       54.68%
Equity Value                       207.32%       167.07%       93.77%
Growth                             197.55%       120.21%       88.24%
Small Cap                          182.30%         N/A          N/A

     YIELD CALCULATIONS:  The Funds may, from time to time, include their yields
     ------------------
and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                          YIELD - 2[(a - b + 1)/6/ -1]
                                     -----

                                       Cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     EFFECTIVE YIELD:  Effective yields for the Funds are based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

        Effective Thirty-Day Yield = [(Base Period Return +1)365/30]-1.

           Yield for the Applicable Period Ended September 30, 1997
           --------------------------------------------------------

                                             Thirty-Day
         Fund                                 Yield/*/
         ----                                --------
     Balanced                                 _____%
     Equity Value                             _____%
     Growth                                   _____%
     Small Cap                                _____%

_____________________
* After waivers.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo

Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $57 billion of assets of individual, trusts, estates and institutions and $19 billion of mutual fund assets.

     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE


     Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the NYSE is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. The assets of a Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day a Fund is open for business. Each Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that a Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.


                            PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Asset Allocation Fund will not deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the Commission.

     In placing orders for portfolio securities of the Fund, Wells Fargo Bank is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Wells Fargo Bank will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While Wells Fargo Bank will generally seek reasonably competitive spreads or commissions, the Asset Allocation Fund will not necessarily be paying the lowest spread or commission available. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

     Wells Fargo Bank, as the Investment Adviser of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     Balanced and Equity Value Funds.  Purchases and sales of non-equity
     -------------------------------
securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the Act and in compliance with procedures adopted by the Board of Directors.

     Brokerage Commissions.  For the six-month period ended March 31, 1997, the
     ---------------------
Funds paid brokerage commissions as follows:

             Fund                         Commissions
             ----                         -----------
          Balanced                           $ 91,032
          Equity Value                       $282,027
          Growth                             $466,282
          Small Cap                          $ 34,324

     The Growth Fund paid the following brokerage commissions for the years ended December 31, 1994 and 1995, and the nine-month period ended September 30, 1996:

                          Nine-Month
                         Period Ended        Year Ended          Year Ended
     Fund                   9/30/96           12/31/95            12/31/94
     ----                   -------          ---------           ---------
Growth                      $531,052         $ 607,442           $ 407,643

     During the years ended September 30, 1996, September 30, 1995 and September 30, 1994, the Equity Value and Balanced Funds paid the following amounts in brokerage commissions:


                         Year Ended     Year Ended     Year Ended
Fund                      9/30/96        9/30/95        9/30/94
----                      -------       --------       --------
Equity Value Fund        $575,504       $619,124       $247,218
Balanced Fund            $254,191       $197,751       $104,835

     During the time periods stated above, no brokerage commissions were paid by the Funds to an affiliated broker.

     For the period beginning September 6, 1996 and ended September 30, 1996, the Small Cap Fund paid $1,856 for brokerage commissions.

     Securities of Regular Brokers or Dealers.  As of March 31, 1997, each fund
     ----------------------------------------
owned securities of its "regular brokers or dealers" or their parents as defined in the Investment Company Act of 1940 as follows:

Fund                     Broker/Dealer                    Amount
----                     -------------                    ------
Balanced                 Goldman Sachs & Co.              $  887,000
                         J.P. Morgan                      $1,127,000

Equity Value             Goldman Sachs & Co.              $9,087,000

Growth                   Goldman Sachs & Co.              $3,206,000
                         J.P. Morgan                      $7,792,000

Small Cap                None                             None


    Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
    ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                                 FUND EXPENSES

     From time to time, except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Funds, in a manner proportionate to the net assets of a Funds, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

     General.  The Company intends to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.



     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

    Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

     Under Section 1256 of the Code, a Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts and listed options. In this regard, Section 1256 contracts will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market regime, will generally be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

     Under Section 988 of the Code, a Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

     Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

     Foreign Taxes.  Income and dividends received by a Fund from sources within
     -------------
foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Funds do not expect to be eligible to make such an election.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

      Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. Noncorporate shareholders of the Funds may therefore qualify for the reduced rate of tax on capital gain dividends paid by the Funds.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The foregoing loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Corporate Shareholders.  Corporate shareholders of the Funds may be
     ----------------------
eligible for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A Fund's distribution attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if
(i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to the dividends.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) are generally not subject to backup withholding.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Deferred Plans.  The shares of the Funds are available for a variety of
     ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.


                                 CAPITAL STOCK

     The Funds are four of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty other funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by Series, except where voting by a Series is required by law or where the matter involved only affects one Series. For example, a change in a Funds' fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it only affects one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or

(ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Shareholders are not entitled to any preemptive rights. All shares, when issued for the consideration described in the Prospectus, will be fully paid and non-assessable by the Company. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in a Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below as of October 31, 1997, is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                      5% OWNERSHIP AS OF OCTOBER 31, 1997
                      -----------------------------------

                               NAME AND                   CLASS; TYPE          PERCENTAGE          PERCENTAGE
        FUND                   ADDRESS                    OF OWNERSHIP          OF CLASS            OF FUND
        ---                    -------                    ------------          --------            -------
BALANCED FUND            Stephens Inc.                       Class A              61.71%             21.20%
                         111 Center Street             Beneficially Owned
                         Little Rock , AR  72201

                         Stephens Inc.                       Class B              98.95%               N/A
                         111 Center Street             Beneficially Owned
                         Little Rock , AR  72201

EQUITY VALUE             Stephens Inc.                       Class A              56.14%              4.90%
FUND                     111 Center Street             Beneficially Owned
                         Little Rock , AR  72201

                         Stephens Inc.                       Class B               9.51%               N/A
                         P.O. Box 34127                Beneficially Owned for
                         Little Rock , AR  72201           Acct. 76809054

                         Stephens Inc.                       Class B               5.80%               N/A
                         P.O. Box 34127                Beneficially Owned for
                         Little Rock , AR  72201           Acct. 76892939

                          Vladimir Sirota                    Class B              36.11%               N/A
                          P.O. Box 46399                 [Record Holder]
                          Los Angeles, CA 90046

                          Stephens Inc.                      Class B               5.45%               N/A
                          P.O. Box 34127               Beneficially Owned for
                          Little Rock , AR  72201          Acct. 77190754

                               NAME AND                   CLASS; TYPE          PERCENTAGE          PERCENTAGE
        FUND                   ADDRESS                    OF OWNERSHIP          OF CLASS            OF FUND
        ---                    -------                    ------------          --------            -------
                          Stephens Inc.                      Class B               5.45%               N/A
                          P.O. Box 34127               Beneficially Owned for
                          Little Rock , AR  72201          Acct. 77190768

                          Stephens Inc.                      Class B              10.97%               N/A
                          P.O. Box 34127               Beneficially Owned for
                          Little Rock , AR  72201          Acct. 77539283

GROWTH                    Wells Fargo Bank                   Class A              53.01%             46.20%
                          P.O. Box 63015               Beneficially Owned
                          San Francisco, CA  94163

SMALL CAP                 Wells Fargo Bank             Institutional Class        93.49%             86.30%
                          420 Montgomery Street           Record Holder
                          San Francisco, CA  94104

                          Wells Fargo Bank                  Class A               48.93%               N/A
                          P.O. Box 63015               Beneficially Owned
                          San Francisco, CA  94163

                          Stephens Inc.                      Class A
                          111 Center Street            Beneficially Owned         33.62%               N/A
                          Little Rock, AR  72201

                          Stephens Inc.                      Class B
                          P.O. Box 34127               Beneficially Owned          5.90%               N/A
                          Little Rock, AR  72203           Acct. 77586707

                          Stephens Inc.                      Class B
                          P.O. Box 34127               Beneficially Owned         11.71%               N/A
                          Little Rock, AR  72203           Acct. 77478661

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                             INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

     The portfolio of investments and unaudited financial statements for the Balanced, Equity Value, Growth and Small Cap Funds for the six-month period ended September 30, 1997 are hereby incorporated by reference to the Company's Semi-Annual Reports as filed with the SEC on _________, 1997.

     The portfolio of investments, audited financial statements and independent auditors' reports for the Balanced, Equity Value, Growth and Small Cap Funds for the year ended March, 31, 1997 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on December 9, 1996.

     The Company's Annual Reports may be obtained by calling 1-800-222-8222.

                                 SAI APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds

     Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper

     Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            STAGECOACH FUNDS, INC.
                           Telephone: (800) 222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated December 15, 1997

                            INTERMEDIATE BOND FUND
                SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
                          U.S. GOVERNMENT INCOME FUND

                              INSTITUTIONAL CLASS

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about three funds in the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds") -- the INTERMEDIATE BOND, SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME AND U.S. GOVERNMENT INCOME. Each of the Funds offer Institutional and Class A shares. The Intermediate Bond and U.S. Government Income Funds also offer Class B shares and the U.S. Government Income Fund also offers Class C shares. This SAI relates to the Institutional Class shares for each Fund.

     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus, dated February 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or by calling the Transfer Agent at 1-800-222-8222.

                               TABLE OF CONTENTS


                                                                           Page
                                                                           ----
General...................................................................   1

Investment Restrictions...................................................   1

Additional Permitted Investment Activities................................   5

Risk Factors..............................................................  22

Management................................................................  24

Performance Calculations..................................................  34

Determination of Net Asset Value..........................................  39

Additional Purchase and Redemption Information............................  40

Portfolio Transactions....................................................  41

Fund Expenses.............................................................  44

Federal Income Taxes......................................................  44

Capital Stock.............................................................  48

Other.....................................................................  51

Independent Auditors......................................................  51

Financial Information.....................................................  52

Appendix.................................................................. A-1

                                    GENERAL

     The Intermediate Bond was originally organized as an investment portfolio of Westcore Trust ("Westcore") under the name Bonds Plus. On October 1, 1995, the Fund was reorganized as the Pacifica Intermediate Bond Fund, an investment portfolio of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the Pacifica Intermediate Bond Fund was reorganized as the Company's Intermediate Bond Fund.

     The Institutional shares of the Short-Intermediate U.S. Government Income and U.S. Government Income Funds commenced operations on September 6, 1996.

     On July 23, 1997, the Boards of Directors of the Company and Overland Express Funds, Inc. ("Overland"), another investment company advised by Wells Fargo Bank, approved an Agreement and Plan of Consolidation providing for, among other things, the reorganization of the U.S. Government Income Fund of Overland with and into the Company's U.S. Government Income Fund (the "Consolidation"). For accounting purposes, the Overland Fund is considered the survivor of the Consolidation. The Overland Fund is sometimes referred to throughout this SAI as the "predecessor portfolio" to the Company's U.S. Government Income Fund. Prior to December 12, 1997, the effective date of the Consolidation of the Company and Overland, the Company's U.S. Government Income Fund was known as the Ginnie Mae Fund.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies.
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such
Fund:

The Intermediate Bond Fund may not:

     (1) purchase or sell commodity contracts or invest in oil, gas or mineral exploration or development programs, except that the Fund, to the extent appropriate to its investment objective, may purchase publicly traded securities of companies engaging in whole or in part in such activities, and provided that the Fund may enter into futures contracts and related options;

     (2) purchase or sell real estate, except that the Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate;

     (3) purchase securities of companies for the purpose of exercising control;

     (4) acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act;

     (5) act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting;

     (6) write or sell put options, call options, straddles, spreads, or any combination thereof, except that the Fund may enter into transactions in options on securities, futures contracts and options on futures contracts;

     (7) borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in its Prospectus are not deemed to be pledged for purposes of this limitation;

     (8) purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations;

     (9) purchase any securities that would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

     (10) make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets; nor

     (11) purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, and
(b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

The Short-Intermediate U.S. Government Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in U.S. Government Obligations;

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (7)  make investments for the purpose of exercising control or management;

     (8) borrow money or issue senior securities as defined in the 1940 Act, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets), and except that the Fund may issue multiple Classes of shares in accordance with applicable laws, rules, regulations or orders;

     (9) write, purchase or sell straddles, spreads, warrants, or any combination thereof;

     (10) purchase securities of any issuer (except U.S. Government Obligations) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; nor

     (11) make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

The U.S. Government Income Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (7)  make investments for the purpose of exercising control or management;

     (8) issue senior securities, except that the Fund may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of the Fund's net assets (but investments may not be purchased by such Fund while any the outstanding borrowings exceed 5% of the Fund's net assets);

     (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof; nor

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

     The Fund may make loans in accordance with its investment policies.

     Non-Fundamental Investment Policies.
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) Each Fund, except the Short-Intermediate U.S. Government Income Fund, may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the U.S. Government Income Fund's total assets and 30% of the Intermediate Bond Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.


                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Asset-Backed Securities
     -----------------------

     The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Bonds
     -----

     Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls.

     Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Commercial Paper
     ----------------

     The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in ONE OF THE TWO HIGHEST RATING CATEGORIES BY A NRSRO. Commercial paper may include variable- and floating-rate instruments.

     Custodial Receipts for Treasury Securities
     ------------------------------------------

     The Intermediate Bond Fund may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the Fund in such participations will not exceed 5% of the value of the Fund's total assets.

     Derivative Securities
     ---------------------

     The Intermediate Bond and Short-Intermediate U.S. Government Income Funds may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. These Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. The embedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds may purchase floating- and variable-rate obligations. The Funds may purchase floating- and variable-rate demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

     Foreign Obligations
     -------------------

     Each Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Investment in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Foreign Securities
     ------------------

     The INTERMEDIATE BOND FUND may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Investments in foreign securities and forward contracts may also be subject to withholding and other taxes imposed by foreign governments. With respect to certain foreign countries, there is also a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries.

     Forward Commitment, When-Issued and Delayed-Delivery Transactions
     -----------------------------------------------------------------

     The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transaction normally take place within 45 DAYS after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Illiquid Securities
     -------------------

     The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may invest up to 15% of its net assets in illiquid securities.

     Loans of Portfolio Securities
     -----------------------------

     Each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third (30% for the Intermediate Bond Fund) of the total assets of a particular Fund.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fee earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

     Mortgage-Related Securities
     ---------------------------

     The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of the Fund. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non- government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     These Funds may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     Adjustable Rate Mortgages ("ARMs") and Collateralized Mortgage Obligations ("CMOs"). The Short-Intermediate U.S. Government Income Fund may invest in ARMS issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). The full and timely payment of principal and interest on GNMA ARMS is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMS are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMS have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     The mortgages underlying ARMS guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMS issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full. One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR").

     The interest rates on the mortgages underlying the ARMS and some of the CMOs in which the Short-Intermediate U.S. Government Income Fund may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury note rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month, three-month, six-month or one-year LIBOR, a published prime rate or commercial paper rates. Certain of these indices follow overall market interest rates more closely than others.

     Adjustable rate mortgages, an increasingly common form of residential financing, generally have a specified maturity date. Most provide for amortization of principal in a manner similar to fixed-rate mortgages, but have interest rates that change in response to changes in a specified interest rate index. The rate of interest due on such a mortgage is calculated by adding an agreed-upon "margin" to the specified index, although there generally are limitations or "caps" on interest rate movements in any given period or over the life of the mortgage. To the extent that the interest rates on adjustable rate mortgages cannot be adjusted in response to interest rate changes because of interest rate caps, the ARMS or CMOs backed by such mortgages are likely to respond to changes in market rates more like fixed rate securities. In other words, interest rate increases in excess of such caps can be expected to cause CMOs or ARMS backed by mortgages that have such caps to decline in value to a greater extent than would be the case in the absence of such caps. Conversely, interest rate decreases below interest rate floors can be expected to cause the CMOs or ARMS backed by mortgages that have such floors to increase in value to a greater extent than would be the case in the absence of such floors.

     These adjustable rate features should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. Since the interest rates on mortgages typically are reset at most annually and generally are subject to caps, it can be expected that the prices of ARMS and CMOs backed by such mortgages will fluctuate to the extent prevailing market interest rates are not reflected in the interest rates payable on the underlying adjustable rate mortgages. In this regard, the net asset value of a Fund's shares could fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some principal loss or less gain than might otherwise be achieved if they redeem their shares of a Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

     The holder of ARMS and certain CMOs receives not only monthly scheduled payments of principal and interest, but also may receive unscheduled principal payments representing prepayments on the underlying mortgages. Changes in market interest rates and interest rate indexes can affect these prepayment rates, thereby shortening or lengthening their duration, the holder therefore, may have to reinvest the periodic payments and any unscheduled prepayments of principal it receives at a rate of interest which is lower than the rate on the ARMS and CMOs held by it.

     CMOs backed by fixed rate mortgages share many of the rate, duration and investment risks described above because of their contractual and investment features and because of factors such as the prepayment rates on the underlying fixed rate mortgages.

     The SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME Fund will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities (the "FFIEC Policy Statement"). Under the FFIEC Policy Statement, a CMO qualifies as a "high-risk mortgage security" if it meets an Average Life Test, an Average Life Sensitivity Test, or a Price Sensitivity Test. A CMO meets the Average Life Test if it has an expected weighted average life greater than 10 years. A CMO meets the Average Life Sensitivity Test if the expected weighted average life of the CMO either (i) extends by more than 4 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points, or (ii) shortens by more than 6 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points. A CMO meets the Price Sensitivity Test if an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points would result in an estimated change in the price of the CMO of more than 17 percent. Under the FFIEC Policy Statement, a CMO floating-rate debt class, i.e., a CMO the rate of which adjusts at least annually on a one-for-one basis with a conventional, widely used market interest rate index (such as the London Interbank Offered Rate), will not be subject to the Average Life and Average Life Sensitivity Tests if it bears a rate that is below the contractual cap on the instrument.

     Mortgage Participation Certificates. The U.S. Government Income Funds also may invest in the following types of FHLMC mortgage pass-through securities. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments. These mortgage pass-through securities differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. They are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security.

     The payment of principal on the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Fund, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. As a result, if the Fund purchases such securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchased such securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. In choosing specific issues, Wells Fargo Bank, as investment adviser, will have made assumptions about the likely speed of prepayment. Actual experience may vary from this assumption resulting in a higher or lower investment return than anticipated.

     Municipal Obligations
     ---------------------

     The municipal obligations in which the Intermediate Bond Fund may invest include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

     The two principal classifications of municipal obligations that may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. The Fund's portfolio may also include "moral obligation" securities, which are issued normally by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

     There are, of course, variations in the quality of municipal obligations both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

     Private activity bonds are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Private activity bonds include industrial development bonds, which are a specific type of revenue bond backed by the credit and security of a private
user.   The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered municipal obligations if the interest received thereon is exempt from federal income tax but nevertheless subject to the federal alternative minimum tax. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

     The adviser, under the supervision of the Board, makes determinations concerning the liquidity of a municipal lease obligation based on all relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. In addition, the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease may be considered. In evaluating the credit quality of a municipal lease obligation, the factors to be considered might include: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of the nonappropriation"); and
(5) the legal recourse in the event of failure to appropriate.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

     Certain of the municipal obligations held by the Intermediate Bond Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund. Dividends paid by the Fund that are derived from interest on municipal obligations may be taxable to shareholders for federal income tax purposes.

     Options Trading
     ---------------

     The Intermediate Bond Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     The Intermediate Bond Fund may also write covered call and secured put options from time to time as the adviser deems appropriate. By writing a covered call option, the Intermediate Bond Fund forgoes the opportunity to profit from an increase in the market of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If the Intermediate Bond Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by the Intermediate Bond Fund will not exceed 25% of the value of its net assets. The use of covered call options and securities put options will not be a primary investment technique of the Intermediate Bond Fund, and they are expected to be used infrequently. If the adviser is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement equals the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     The Intermediate Bond Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if the Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     The Intermediate Bond Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction is ordinarily effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

     When the Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund realizes a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option is eliminated. If an option written by a Fund is exercised, the proceeds of the sale are increased by the net premium originally received and the Fund realizes a gain or loss.

     There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not be adequate at all times to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund is likely to be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Stripped Obligations
     --------------------

     The Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly, SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     Temporary Investments
     ---------------------

     The Funds may hold a certain portion of its assets in cash or short-term investments in order to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes during periods of unusual market volatility. The short-term investments that the Funds may purchase include, among other things, U.S. government obligations, shares of other mutual funds, repurchase agreements, obligations of domestic banks and short-term obligations of foreign banks, corporations and other entities. Some of these short-term investments are described below.

     Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

     Repurchase Agreements. Each Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Borrowing and Reverse Repurchase Agreements. The INTERMEDIATE BOND FUND intends to limit its borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of its net assets. At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Unrated Investments
     -------------------

     The U.S. GOVERNMENT INCOME Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Nationally Recognized Statistical Ratings Organizations
     -------------------------------------------------------

     The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Intermediate Bond Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by a Fund depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                 RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

     The portfolio debt instruments of a Fund also may be subject to credit and interest rate risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

     The market value of a Fund's investments in fixed-income securities will change in response to various factors, such as changes in market interest rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

     Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value are based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

     Although GNMA securities are guaranteed by the U.S. Government as to timely payment of principal and interest and ARMS are guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises as noted above), the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. The Funds are subject to interest-rate risk, that is, the risk that increases in interest rates may adversely affect the value of the securities in which the Funds invest, and hence the value of your investment in the Funds. The value of the securities in which a Fund invests generally changes inversely to changes in interest rates. However, the adjustable-rate feature of the mortgages underlying the ARMS and the CMOs in which the Income Fund may invest should reduce, but will not eliminate, price fluctuations in such securities, particularly during periods of extreme fluctuations in market interest rates.

     The full and timely payment of principal and interest on GNMA ARMS is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMS are not backed by the full faith and credit of the U.S. Government. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are considered by some investors to be high-quality investments that present minimal credit risks. The yields provided by these ARMS have historically exceeded the yields on other types of U.S. Government securities with comparable maturities. Of course, there can be no assurance that this historical performance will continue or that either Fund, which are diversified funds, will meet its investment objective.

     Moreover, no assurance can be given that the U.S. Government would supply financial support to U.S. Government-sponsored enterprises such as FNMA and FHLMC in the event of a default in payment on the underlying mortgages which the government- sponsored enterprise is unable to make good. Principal on the mortgages underlying the mortgage pass-through securities in which the Funds may invest may be prepaid in advance of maturity. Such prepayments tend to increase when interest rates decline and may present a Fund with more principal to invest at lower rates. The converse also tends to be the case.

     S&P and Moody's assign ratings based upon their judgment of the risk of default (i.e., the risk that the issuer or guarantor may default in the payment of principal and/or interest) of the securities underlying the CMOs. However, investors should understand that most of the risk of these securities comes from interest-rate risk (i.e., the risk that market interest rates may adversely affect the value of the securities in which a Fund invests) and not from the risk of default. CMOs may have significantly greater interest rate risk than traditional government securities with identical ratings. The adjustable-rate portions of CMOs have significantly less interest rate risk.

     U.S. Government obligations have been selected by Wells Fargo Bank as the Income Fund's principal investments because of their relatively low purchase and sale transaction costs and because of the low default risk associated with them (i.e., they are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities).

     The Funds may invest in illiquid securities which may include certain restricted securities. Illiquid securities may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     The adviser may use certain derivative investments or techniques, such as investments in floating- and variable-rate instruments, structured notes and certain U.S. Government obligations, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the adviser's intent in using the derivatives.

     The Intermediate Bond Fund may invest up to 25% of its assets in "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt obligations issued in the U.S. by foreign banks and corporations. Such investments may involve special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. The Fund's investments may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                  MANAGEMENT

     The following information supplements and should be read in conjunction with the section in the prospectus entitled "About Stagecoach." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                       Principal Occupations
Name, Age and Address                      Position                    During Past 5 Years
---------------------                      --------                    -------------------
Jack S. Euphrat, 75                        Director                    Private Investor.
415 Walsh Road
Atherton, CA 94027.

                                                                      Principal Occupations
Name, Age and Address                      Position                   During Past 5 Years
---------------------                      --------                   -------------------
*R Greg Feltus, 46                         Director,                  Executive Vice President of Stephens; Manager
                                           Chairman and               of Financial Services Group; President of
                                           President                  Stephens Insurance Services Inc.; Senior Vice
                                                                      President of Stephens Sports Management Inc.;
                                                                      and President of Investor Brokerage Insurance Inc.

Thomas S. Goho, 55                         Director                   Associate Professor of Finance of the School
321 Beechcliff Court                                                  of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                              University since 1982.

Joseph N. Hankin, 57                       Director                   President of Westchester Community College
75 Grasslands Road                                                    since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                                  University Teachers College since 1976.
(appointed as of September 6, 1996)

*W. Rodney Hughes, 71                      Director                   Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79                        Director                   Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 53                       Director                   Private Investor; Chairman of Home Account
4 Beaufain Street                                                     Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                                  of Renaissance Properties Ltd.; President of
                                                                      Morse Investment Corporation; and Co-Managing
                                                                      Partner of Main Street Ventures.

Richard H. Blank, Jr., 41                  Chief Operating            Associate of Financial Services Group of
                                           Officer,                   Stephens; Director of Stephens Sports
                                           Secretary and              Management Inc.; and Director of Capo Inc.
                                           Treasurer

                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                                                   Total Compensation
                                        Aggregate Compensation                       from Registrant
Name and Position                          from Registrant                          and Fund Complex
-----------------                          ---------------                          ----------------
    Jack S. Euphrat                          $11,250                                     $33,750
       Director

    R. Greg Feltus                           $     0                                     $     0
       Director

    Thomas S. Goho                           $11,250                                     $33,750
       Director

    Joseph N. Hankin                        $      0                                     $     0
       Director
(appointed as of 9/6/96)

    W. Rodney Hughes                        $  9,250                                     $27,750
       Director

    Robert M. Joses                         $ 11,250                                     $33,750
       Director

    J. Tucker Morse                         $  9,250                                     $27,750
       Director

     As of January 1, 1998, Peter G. Gordon will replace Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 15, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISER.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As investment adviser, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                             Annual Rate
             Fund                                   (as percentage of net assets)
             ----                                   -----------------------------
Intermediate Bond                                             0.50%
Short-Intermediate U.S. Government                            0.50%
U.S. Government Income                                 0.50% up to $250 million
                                                       0.40% next $250 million
                                                       0.30% over $500 million

     For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                                      Six-Month
                                                                     Period Ended
                                                                       3/31/97
                                                                     ------------

       Fund                                                Fees Paid             Fees Waived
       ----                                                ---------             -----------
Intermediate Bond                                          $ 51,418              $ 61,866
Short-Intermediate U.S. Government                         $134,529              $121,235
U.S. Government Income*                                    $167,516              $ 46,101

____________________
* Indicates fees paid by the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

     Intermediate Bond Fund.  The Pacifica Intermediate Bond Fund was
     ----------------------
reorganized as the Company's Intermediate Bond Fund on September 6, 1996. Prior to September 6, 1996, Wells

Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the Pacifica Intermediate Bond Fund. As of September 6, 1996, Wells Fargo Bank became the adviser to the Company's Intermediate Bond Fund.

     For the period begun April 1, 1996 and ended September 5, 1996, the predecessor portfolio paid to WFIM, and for the period begun September 6, 1996 and ended September 30, 1996, the Fund paid to Wells Fargo Bank $277,965 in advisory fees of which $39,513 were waived.

     Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. served as adviser to the predecessor of the Intermediate Bond Fund.

     For the periods indicated below, the prior advisers were entitled to receive the following amounts in advisory fees and did not waive or reimburse any advisory fees. In 1995, the Fund changed its fiscal year from May 31 to September 30:

          Four-Month
         Period Ended             Year Ended            Year Ended
           9/30/95                 5/31/95                5/31/94
          --------                 -------                -------
             $94,698                $275,948               $318,000

     Short-Intermediate U.S. Government Income and U.S. Government Income
     --------------------------------------------------------------------
Funds. For the periods indicated below, the Short-Intermediate U.S. Government
-----
Income and U.S. Government Income Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                         Nine-Month
                                        Period Ended                 Year Ended                   Year Ended
                                         9/30/96                     12/31/95                      12/31/94
                                         -------                     --------                      --------

                                    Fees         Fees          Fees           Fees          Fees           Fees
             Fund                   Paid        Waived         Paid          Waived         Paid          Waived
             ----                   ----        ------         -----         ------         ----          ------
Short-Int. U.S. Govt. Income        $213,467      $0         $ 56,387       $60,241        $      0       $58,270

U.S. Govt. Income/*/                   N/A        N/A        $840,112       $     0        $230,619       $28,872

_____________________
* Indicates fees paid by the predecessor portfolio, which commenced operations on April 7, 1988.

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     PORTFOLIO MANAGERS. Ms. Tamyra Thomas assumed responsibility as a portfolio co-manager for the day-to-day management of the U.S. Government Income Fund as of July 16, 1996. Ms. Thomas also assumed responsibility of Intermediate Bond Fund as of September 6, 1996. Ms. Thomas is a Senior Vice-President and the Chief Fixed Income Investment Officer of the Investment Management Group of Wells Fargo Bank. She is also Chair of the Investment Management Group Policy Committee. Ms. Thomas has managed bond portfolios for over a decade. She currently manages in excess of $1 billion of long-term taxable bond portfolios for various foundations, defined benefit plans and other clients. Prior to joining Wells Fargo Bank in 1988, she held a number of senior investment positions for the Valley Bank & Trust Company of Utah including Vice-President and Manager of the Investment Department and Chairman of the Trust Investment Committee. She holds a B.S. from the University of Utah and was past president of the Utah Bond Club. Ms. Thomas is a chartered financial analyst.

     Mr. Paul Single assumed responsibility for the day-to-day management of the portfolio of the U.S. Government Income Fund on May 1, 1995. Mr. Single has managed taxable bond portfolios for over a decade, and has specific expertise in mortgage-backed securities. Prior to joining Wells Fargo Bank, in early 1988, he was a senior portfolio manager for Benham Capital Management Group. Mr. Single received his B.S. from Springfield College.

     Mr. Jeff Weaver assumed responsibility as a portfolio co-manager for the day-to-day management of the portfolio of the Short-Intermediate U.S. Government Income Fund as of July 16, 1996. Mr. Weaver joined Wells Fargo Bank in February of 1994, after three years as a short-term fixed income trader and portfolio manager in the investment management group of Bankers Trust Company in New York. He holds a B.A. in economics from the University of Colorado and is a chartered financial analyst candidate.

     Ms. Madeline Gish assumed responsibility as a portfolio co-manager for the day-to-day management of the portfolio of the Short-Intermediate U.S. Government Income Fund as of July 16, 1996. Ms. Gish joined Wells Fargo Bank in 1989 as the portfolio coordinator for the Mutual Funds Division and played an integral part in the rapid growth of the Overland Express Funds. Since joining the fixed-income group in 1992, Ms. Gish has assisted in the research and trading for various portfolios and is currently managing taxable liquidity portfolios. She holds a B.S. in Business Administration from the University of Kansas and is a chartered financial analyst candidate.

     Mr. Scott Smith assumed responsibility as a portfolio co-manager for the day-to-day management of the Intermediate Bond Fund as of the commencement of operations of the Fund. Mr. Smith has also been responsible for the day-to-day management of the portfolio of the Short-Intermediate U.S. Government Income Fund since 1993 and has been responsible for the management of the portfolio of the U.S. Government Income Fund since May 1, 1995. He joined Wells Fargo Bank in 1988 as a taxable money market portfolio specialist. Currently, Mr. Smith holds the position of liquidity management specialist/portfolio manager with Wells Fargo Bank. His experience includes a position with a private money management firm with mutual fund investment operations. Mr. Smith holds a B.A. from the University of San Diego and is a chartered financial analyst.

     ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

     Except as described below, prior to February 1, 1997 Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

     For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                                                Six-Month
                                                              Period Ended
                                                                3/31/97
                                                              ------------

              Fund                               Total         Wells Fargo      Stephens
              ----                               -----         -----------      --------
       Intermediate Bond                        $12,053           $2,411        $ 9,642
       Short-Intermediate U.S.
        Government Income                       $19,910           $3,982        $15,928

     Intermediate Bond Fund.  The Pacifica Intermediate Bond Fund was
     ----------------------
reorganized as the Company's Intermediate Bond Fund on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC, ("Furman Selz"), of the Pacifica Intermediate Bond predecessor portfolio provided management and administration services necessary for the operation of the Fund, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolio.

     For the year ended September 30, 1996, the Fund paid, after waivers, $55,482 for administration services. This amount reflects fees paid to Stephens, as sole Administrator to the Fund, for the period begun September 6, 1996 and ended September 30, 1996. During this time, Stephens was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of the

Intermediate Bond Fund's average daily net assets. The amount also reflects the net administration fees paid by the predecessor portfolio to Furman Selz for the period begun October 1, 1995 and ended September 5, 1996.

     Prior to October 1, 1995, ALPS Mutual Funds Service, Inc. ("ALPS") served as the Administrator for the predecessor portfolio of the Intermediate Bond Fund. For its administration services, ALPS was entitled to receive the dollar amounts indicated below for the periods indicated below. ALPs did not waive any administration fees during this period. In 1995, the Fund changed its fiscal year-end from May 31 to September 30.

            Four-Month
           Period Ended            Year Ended                Year Ended
              9/30/95               5/31/95                   5/31/94
              -------               -------                   -------
              $9,470                $27,595                   $31,800

     Short-Intermediate U.S. Government Income and U.S. Government Income Funds.
     --------------------------------------------------------------------------
For the nine-month period ended September 30, 1996 and the years ended December 31, 1995 and 1994, the Short-Intermediate U.S. Government-Income Fund and U.S. Government Income Fund paid to Stephens the dollar amounts of administration fees indicated below. Stephens, as sole Administrator during these periods, was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of the U.S. Government Income Fund's average daily net assets and an annual rate of 0.03% of the Short-Intermediate U.S. Government Fund's average daily net assets.

                            Period Ended      Year Ended         Year Ended
             Fund            9/30/96           12/31/95           12/31/94
             ----            -------           --------           --------
U.S. Government Income       $51,898*          $  37,744          $  42,274
Short-Intermediate           $12,808           $   6,998          $   3,522

_____________________
* Indicates fees paid by the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

     SPONSOR AND DISTRIBUTOR. Stephens (the "Distributor"), located at 111 Center Street, Little Rock, Arkansas 72201, serves as sponsor and distributor for the Funds.

     SHAREHOLDER SERVICING AGENT. The Funds have approved Servicing Plans and have entered into related Shareholder Servicing Agreements, on behalf of the Institutional Class shares, with financial institutions, including Wells Fargo Bank. Under the agreement, Shareholder Servicing Agents (including Wells Fargo
Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company to a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.25%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related forms of shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

     For the period indicated below, the dollar amounts of shareholder servicing fees paid, without waivers, by the Funds to Wells Fargo Bank or its affiliates were as follows:

                                                                Six-Month
                                                               Period Ended
            Fund                                                 3/31/97
            ----                                                 -------
     Intermediate Bond                                           $_______
     Short-Intermediate U.S. Government Income                   $ 82,843
     U.S. Government Income                                      $_______

     For the period begun October 1, 1995 and ended September 5, 1996, and under a similar service agreement, payments were made to First Interstate Bancorp for the Funds. For the period begun September 6, 1996 and ended September 30, 1996 shareholder servicing fees were paid to Wells Fargo Bank or its affiliates. For the year ended September 30, 1997, no shareholder servicing fees, after waivers, were paid to Wells Fargo Bank or its affiliates.

     General.  Each Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to a Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans and related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     Each Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN. Wells Fargo Bank acts as Custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in custody fees without regard to Class, after waivers, to Wells Fargo Bank.

            Fund                                                    Custody Fees
            ----                                                    ------------
     Intermediate Bond                                                    $0
     Short-Intermediate U.S. Government Income                            $0
     U.S. Government Income                                               $

     Intermediate Bond Fund.  FICAL, located at 707 Wilshire Blvd., Los Angeles,
     ----------------------
California 90017, acted as Custodian of the Pacifica Intermediate Bond Fund. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Fund; 0.0175% of the next $5 billion in aggregate average daily net assets of the Fund; and 0.015% of the aggregate average daily net assets of the Fund in excess of $10 billion.

     The predecessor portfolio to the Intermediate Bond Fund did not pay any custody fees to FICAL for the period begun October 1, 1995 and ended September 5, 1996 and did not pay any custody fees to Wells Fargo Bank for the period begun September 6, 1996 and ended September 30, 1996.

     Short-Intermediate U.S. Government Income and U.S. Government Income Funds.
     --------------------------------------------------------------------------
The U.S. Government Income and Short-Intermediate U.S. Government Income Funds did not pay any custody fees for the period ended September 30, 1996.

     TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank acts as Transfer and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.06% of each Fund's average daily net assets of Institutional Class shares.

     For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in transfer and dividend disbursing agency fees without regard to Class, after waivers, to Wells Fargo Bank:

            Fund                                                   Transfer Agency Fees
            ----                                                   --------------------
     Intermediate Bond                                                     $0
     Short-Intermediate U.S. Government Income                             $0
     U.S. Government Income                                                $

     Intermediate Bond Fund.  Under the prior transfer agency agreement for the
     ----------------------
Intermediate Bond Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of the Institutional Class shares, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the Intermediate Bond Fund predecessor portfolio. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

     Short-Intermediate U.S. Government Income and U.S. Government Income Funds.
     --------------------------------------------------------------------------
Under the prior transfer agency agreement for the Short-Intermediate U.S. Government Income and U.S. Government Income Funds, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and reimbursement of out-of-pocket expenses, with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as a Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

     UNDERWRITING COMMISSIONS. The Institutional Class of each Fund does not charge any front-end sales loads or contingent-deferred sales charges in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.

                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The yield of a Fund and the yield of a Class of shares in a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     TOTAL RETURN:  The Funds may advertise certain total return information
     ------------
computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV. In addition, as indicated in each Prospectus, each Fund also may, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Average Annual Total Return for the Year Ended September 30, 1997/1/
     -----------------------------------------------------------------

               Institutional                                         Five        Three       One
                  Class                            Inception/2/      Year        Year        Year
                  -----                            ----------        ----        ----        ----
Intermediate Bond                                   8.14%            5.69%       7.90%       7.57%
Short-Intermediate U.S. Government Income           5.19%             N/A        7.08%       7.89%
U.S. Government Income                              7.44%            5.99%       8.76%       8.80%

/1/ Prior to September 6, 1996 performance figures for the Institutional Class Shares reflect the performance of the Ginnie Mae and Short-Intermediate Funds' Class A Shares and the Intermediate Bond Fund's predecessor portfolio. Institutional Class shares assess no sales charge.

/2 The Intermediate Bond Fund or its predecessor commenced operations on June 1, 1988. The Short-Intermediate U.S. Government Income Fund commenced operations on October 27, 1993. The U.S. Government Income Fund commenced operations on: Class A - January 3, 1991, Class B- January 2, 1995. The Institutional Class shares of the U.S. Government Income and Short-Intermediate U.S. Government Income Funds commenced operations on September 6, 1996.

     In addition to the above performance information, each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Cumulative Total Return for the Year Ended September 30, 1997/1/
     -------------------------------------------------------------

               Institutional                                         Five         Three
                  Class                          Inception/2/        Year         Year
                  -----                          ------------        ----         ----
Intermediate Bond                                 107.50%            31.87%       25.61%
Short-Intermediate U.S. Government Income          21.92%              N/A        22.78%
U.S. Government Income                             62.30%            33.75%       28.63%

/1/ For periods prior to September 6, 1996, performance for each of the Funds reflects the performance of the predecessor portfolio's Institutional Class. Institutional Class shares have no sales charges.

/2/ The Intermediate Bond Fund or its predecessor commenced operations on June 1, 1988. The Short-Intermediate U.S. Government Income Fund commenced operations on October 27, 1993. The U.S. Government Income Fund commenced operations on: Class A - January 3, 1991, Class B - January 2, 1995. The Institutional Class shares of the U.S. Government Income and Short-Intermediate U.S. Government Income Funds commenced operations on September 6, 1996.

     YIELD CALCULATIONS:  The Funds may, from time to time, include their
     ------------------
yields, tax-equivalent yields (if applicable) and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                          YIELD - 2[(a - b + 1)/6/ -1]
                                     -----

                                       Cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     EFFECTIVE YIELD:  Effective yields for the Funds are based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

        Effective Thirty-Day Yield = [(Base Period Return +1)365/30]-1.

          Yield for the Applicable Period Ended September 30, 1997/1/
          --------------------------------------------------------

                                                                            Thirty-Day
                                                        Thirty-Day        Tax-Equivalent
        Fund                                               Yield             Yield/2/
        ----                                               -----             -----
Intermediate Bond/3/                                       5.57%             7.74%
Short-Intermediate U.S. Government Income/3/               5.66%             7.86%
U.S. Government Income                                     5.74%              N/A

_____________________
/1/ Yield is calculated after waivers, and reflects any reimbursed expenses throughout the period.

/2/  Based on a combined state and federal income tax rate of 46.24%.

/3/  Yield information reflects the performance of the Fund's Class A shares.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $57 billion of assets of individual, trusts, estates and institutions and $19 billion of mutual fund assets.

     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Funds are determined on each day the Funds are open as of 1:00 p.m. (Pacific time). Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of a Fund's shares.

     Securities of the Fund for which market quotations are available are valued at latest prices. Securities of the Fund for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on
latest quoted bid prices.   Money market instruments maturing in 60 days or less
are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange.
These prices are not necessarily final closing prices, but are intended to represent prices prevailing during the final 30 seconds of the trading day. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Directors and in accordance with procedures adopted by the Directors.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day the Fund is open for business. The Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

     In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available.

     Purchase and sale orders of the securities held by the Funds may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for a Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

     Purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, ARMS and CMOs are traded on a net basis and do not involve brokerage commissions.
The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

     THE U.S. GOVERNMENT INCOME AND SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUNDS MAY PURCHASE MUNICIPAL OBLIGATIONS FROM UNDERWRITING SYNDICATES OF WHICH STEPHENS, WELLS FARGO BANK OR THEIR AFFILIATES IS A MEMBER UNDER CERTAIN CONDITIONS IN ACCORDANCE WITH PROVISIONS OF A RULE ADOPTED UNDER THE 1940 ACT AND IN COMPLIANCE WITH PROCEDURES ADOPTED BY THE BOARD OF DIRECTORS.

     In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Fund to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Fund. The Board of Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which Wells Fargo Bank exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Fund's investment program. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual Funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

     The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Fund by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Funds are not reduced because Wells Fargo Bank receives such services.

     BROKERAGE COMMISSIONS. During the fiscal periods ended September 30, 1996, September 30, 1995, May 31, 1995 and May 31, 1994, the predecessor portfolio of the Intermediate Bond Fund did not pay any brokerage commissions, because all of their portfolio transactions occurred in the over-the-counter market.

     For the years ended December 31, 1994 and 1995, and the period ended September 30, 1996, the Short-Intermediate U.S. Government Income and U.S. Government Income and U.S. Government Income Funds did not pay any brokerage commissions.

     SECURITIES OF REGULAR BROKER/DEALERS. As of March 31, 1997, each Fund owned securities (pooled repurchase agreements) of its "regular brokers or dealers" as defined in the 1940 Act or their parents, as follows:

       Fund                      Broker/Dealers                   Amount
       ----                      ----------------                 ------
Intermediate Bond              Goldman Sachs & Co.               $324,580,500

Short-Intermediate U.S.        Goldman Sachs & Co.               $  1,211,000
   Government Income           JP Morgan Securities              $  2,600,000

U.S. Government Income         Goldman Sachs & Co.               $    839,000

     PORTFOLIO TURNOVER. The portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

     Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate. The Short-Intermediate U.S. Government Income portfolio turnover rate is generally not expected to exceed 100%.

     The higher portfolio turnover rates for the U.S. Government Income Fund should not adversely affect it because portfolio transactions ordinarily are made directly with principals on a net basis and, consequently, the Fund usually does not incur brokerage expenses.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Fund bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

     In General.  The Company intends to qualify the Fund as a regulated
     ----------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     In addition, the Fund must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to taxable years beginning after August 5, 1997.

     The Fund must also distribute or be deemed to distribute to its shareholders at least 90% of its net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

     Income and dividends received by the [Short-Intermediate & Government Income] Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Fund does not expect to be eligible to make such an election.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Corporate shareholders of the Short-Term Government-Corporate Income Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gain and loss if the securities have been held by the Fund for more than 12 months at the time of disposition of the securities (however, see "Capital Gain Distributions" below).

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     Capital Gain Distributions.  Distributions which are designated by the Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss), to the extent such distributions are attributable to net capital gain of the Fund, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain. Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than 1 year and 18 months or less. The 1997 Act retains the treatment of short-term capital gain and did not affect the taxation of corporate taxpayers. The Treasury is authorized to issue regulations for application of the reduced capital gain tax rates enacted under the 1997 Act to pass-through entities, including regulated investment companies. Noncorporate shareholders of the Fund may therefore qualify for the reduced rate of tax on capital gain dividends paid by the Fund.

     Other Distributions.  Although dividends will be declared daily based on
     -------------------
the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to
     ---------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of your shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge or load on a new purchase of shares of the Fund or a different regulated investment company, the sales charge or load previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charge or load does not exceed the reduction in sales charge or load on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     In addition, if a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The foregoing recharacterization rule does not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gains is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of PFIC shares. If a Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Such tax withheld is generally not refundable.
Further, distributions of net long-term capital gains generally are not subject to tax withholding.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                                 CAPITAL STOCK

     The Funds are three of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, one or more classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the fund involved. Additionally, approval of an advisory contract, since it affects only one fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of the Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

     Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below, as of October 31, 1997, is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole.

                      5% OWNERSHIP AS OF OCTOBER 31, 1997
                      -----------------------------------

W                                                                       TYPE OF                 PERCENTAGE      PERCENTAGE
        FUND                   NAME AND ADDRESS                       OWNERSHIP                 OF CLASS      OF PORTFOLIO
        ----                   ----------------                       ---------                 --------      ------------
INTERMEDIATE BOND            Virg. & Co.                          Institutional  Class          42.35%          7.14%
FUND                         Attn: MF Dept A88-4                  Record Holder
                             P.O. Box 9800
                             Calabasas, CA  91372

                             Hep & Co.                            Institutional  Class          55.38%          9.33%
                             Attn:  MF Dept A88-4                 Record Holder
                             P.O. Box 9800
                             MAC 9139-027
                             Calabasas, CA  91372


SHORT-INTERMEDIATE           Wells Fargo Bank, N.A. (Trustee)        Institutional Class        12.94%          8.47%
U.S. GOVERNMENT              Choicemaster                              Record holder
INCOME                       Attn: Mutual Funds
                             P.O. Box 9800
                             Calabasas, CA  91372

                             Dim & Co.                               Institutional Class        47.47%         31.05%
                             Attn:  MF Dept. A88-4                     Record Holder
                             P.O. Box 9800
                             Calabasas, CA  91372

                             Virg & Co                               Institutional Class        23.02%         15.06%
                             Attn: MF Dept. A88-4                      Record Holder
                             P.O. Box 9800
                             Calabasas, CA  91372

                             Hep & Co                                Institutional Class        14.12%          9.24%
                             Attn:  MF Dept. A88-4                     Record Holder
                             P.O. Box 9800 MAC 9139-027
                             Calabasas, CA  91372

                                                                       TYPE OF                 PERCENTAGE      PERCENTAGE
        FUND                   NAME AND ADDRESS                       OWNERSHIP                 OF CLASS      OF PORTFOLIO
        ----                   ----------------                       ---------                 --------      ------------
U.S.                         Stephens Inc.                           Institutional Class         6.29%          0.46%
GOVERNMENT                   lll Center Street                      Beneficially Owned
INCOME                       Little Rock, AR  72201

                             Dim & Co.                               Institutional Class        28.41%          2.06%
                             Attn:  MF Dept. A88-4                     Record Holder
                             P.O. Box 9800
                             Calabasas, CA  91372

                             Virg & Co                               Institutional Class        34.01%          2.47%
                             Attn: MF Dept. A88-4                      Record Holder
                             P.O. Box 9800
                             Calabasas, CA  91372

                             Hep & Co                                Institutional Class         9.06%          0.66%
                             Attn:  MF Dept. A88-4                     Record Holder
                             P.O. Box 9800 MAC 9139-027
                             Calabasas, CA  91372

                                                                                                                0.41%
                             Wells Fargo Bank                        Institutional Class         5.69%
                             (for Donald L. Hill MD                 Beneficially Owned
                             Managed IRA)
                             420 Montgomery Street
                             5th Floor
                             San Francisco, CA  94163

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                             INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditor for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolio of investments, audited financial statements and independent auditors' report for the Funds for the fiscal year ended September 30, 1997 are hereby incorporated by reference to the Company's Annual Reports filed with the SEC on ______________.

     The portfolio of investments, audited financial statements and independent auditors' report for the Funds for the fiscal year ended March 31, 1997 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on ______________.

     Annual Reports may be obtained by calling 1-800-222-8222.

                                 SAI APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

     Corporate Bonds

     Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

     Commercial Paper

     Moody's: The highest rating for commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                             STAGECOACH FUNDS, INC

                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated December 15, 1997


                           MONEY MARKET MUTUAL FUND
                  NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND
                        PRIME MONEY MARKET MUTUAL FUND
                       TREASURY MONEY MARKET MUTUAL FUND

                              INSTITUTIONAL CLASS

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company." This Statement of Additional Information ("SAI") contains additional information about four funds in the Stagecoach Family of Funds (each a "Fund" and collectively, the "Funds") -- the MONEY MARKET MUTUAL, NATIONAL TAX-FREE MONEY MARKET MUTUAL, PRIME MONEY MARKET MUTUAL and TREASURY MONEY MARKET MUTUAL FUNDS. Each Fund offers Institutional and Class A shares. (The National Tax-Free Money Market Mutual Fund's single class of shares is sometimes referred to as the "Class A shares.") This SAI relates to the Institutional Class shares of each Fund.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated February 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or by calling the Transfer Agent at 1-800-222-8222.

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----
General.................................................................... 1

Investment Restrictions.................................................... 1

Additional Permitted Investment Activities................................. 5

Risk Factors...............................................................15

Management.................................................................16

Performance Calculations...................................................26

Determination of Net Asset Value...........................................32

Additional Purchase and Redemption Information.............................33

Portfolio Transactions.....................................................34

Fund Expenses..............................................................36

Federal Income Taxes.......................................................36

Capital Stock..............................................................42

Other......................................................................45

Independent Auditors.......................................................45

Financial Information......................................................45

Appendix...................................................................A-1

                                    GENERAL

     The Money Market Mutual Fund was originally organized as a fund of the Company. The Fund commenced operations on July 1, 1992.

     The National Tax-Free Money Market Mutual Fund was originally organized as a fund of the Company. The Fund commenced operations on April 2, 1996.

     The Prime Money Market Mutual Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981, until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985. On October 1, 1994, the Fund was reorganized as the Pacific American Money Market Portfolio of Pacifica Funds Trust ("Pacifica"); and in July 1995, it was renamed the Pacifica Prime Money Market Fund.

     Prior to August 1, 1990, the Treasury Money Market Mutual Fund was known as the Short-Term Government Fund. The Treasury Money Market Mutual Fund operated as a portfolio of Pacific American Fund through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund.

     On September 6, 1996, the Pacifica Prime Money Market Fund and Pacifica Treasury Money Market Fund were reorganized as the Company's Prime Money Market Mutual Fund and Treasury Money Market Mutual Fund, respectively.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Money Market Mutual Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) the obligations of the United States Government, its agencies or instrumentalities, and (ii) the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

     (2) purchase or sell real estate or real estate limited partnerships (other than money market securities or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that each Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

     (7) write, purchase or sell puts, calls, options, warrants or any combination thereof, except that the Funds may purchase securities with put rights in order to maintain liquidity; nor

     In addition, the Fund may not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in public or private offerings.

The National Tax-Free Money Market Mutual Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payment of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental entities);
(ii) obligations of the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); and (iii) the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

     (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts) except that the Fund may purchase securities of an issuer which invests or deals in commodities and commodity contracts and except that the Fund may enter into futures and options contracts in accordance with its investment policies;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions), or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

     (7) write, purchase or sell puts, calls, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

     (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; nor

     (9) make loans, except that the Fund may purchase or hold debt instruments, lend its portfolio securities or enter into repurchase agreement transactions in accordance with its investment policies.

     With regard to fundamental investment restriction number (1) above, the Fund intends to reserve freedom of action to have in excess of 25% of the value of the respective total assets invested in obligations of the banking industry. Regarding this fundamental concentration policy, the Fund may hold in excess of 25% of the value of the assets in obligations of the banking industry to the extent that the Fund holds obligations with such credit enhancements as letters of credit issued by domestic bank issuers, which will be considered to be obligations of domestic banks. The SEC staff's position is that the exclusion with respect to banks may only be applied to domestic banks. For this purpose, the staff also takes the position that U.S. branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks". The Company currently intends to consider only obligations of "domestic banks" to be within the exclusion with respect to bank obligations.

     Fundamental investment restriction number (8), above, is less restrictive than Rule 2a-7 of the 1940 Act. Nonetheless, it is the operating policy of the Fund to comply with Rule 2a-7's diversification requirements.

The Prime Money Market Mutual and Treasury Money Market Mutual Funds may not:

     (1) purchase common stocks and voting securities (including state, municipal or industrial revenue bonds) except for securities of other investment companies;

     (2) borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. None of these Funds will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. As a matter of non-fundamental policy, each Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets;

     (3) mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of each such Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this investment restriction;

     (4) purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or, maintain a short position;

     (5)  write put or call options;

     (6) underwrite the securities of other issuers, except as each such Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies;

     (7)  invest in companies for the purpose of exercising control;

     (8) make loans, except that each such Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into loans of portfolio securities and repurchase agreements;

     (9) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act; nor

     (10) lend its portfolio securities in excess of one-third of the value of its total assets.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, a Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) Each Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of such Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES


     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Asset-Backed Securities
     -----------------------

     The Prime Money Market Mutual and Treasury Money Market Mutual Funds may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Commercial Paper
     ----------------

     The Funds may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds may purchase floating- and variable-rate obligations. Each Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

     Foreign Obligations
     -------------------

     Each Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions
------------

     Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Illiquid Securities
     -------------------

     The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may invest up to 10% of its assets in net illiquid securities.

     Letters of Credit
     -----------------

     Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of each such Fund may be used for letter of credit-backed investments.

     Loans of Portfolio Securities
     -----------------------------

     The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund.

     A Fund will earn income for lending its securities because cash collateral pursuant to such loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest and fees earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

     Mortgage-Backed Securities
     --------------------------

     The Prime Money Market Mutual and Treasury Money Market Mutual Funds may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which generally have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

     There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lesser or greater rate than expected. To the extent that adviser's assumptions about prepayments are inaccurate, these securities may expose the Funds, to significantly greater market risks than expected.

     Municipal Bonds
     ---------------

     The Money Market Mutual, National Tax-Free Money Market Mutual and Prime Money Market Mutual Funds may invest in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. The Funds [NTF YES, CONFIRM PMMM AND MMM] MAY NOT INVEST 25% OR MORE OF THEIR RESPECTIVE ASSETS IN INDUSTRIAL DEVELOPMENT BONDS. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

     The [TREASURY MONEY MARKET MUTUAL] Fund may invest in municipal lease obligations. Wells Fargo Bank makes determinations concerning the liquidity of a municipal lease obligation based on factors deemed relevant. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. In addition, the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease may be considered. In evaluating the credit quality of a municipal lease obligation, the factors to be considered might include: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of the nonappropriation"); and
(5) the legal recourse in the event of failure to appropriate.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

     Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Free Funds may, from time to time, invest more than 25% of their assets in municipal obligations covered by insurance policies.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share.

     Municipal Notes
     ---------------

     The Money Market Mutual and National Tax-Free Money Market Mutual Funds may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Repurchase Agreements
     ---------------------

     Each Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Borrowing and Reverse Repurchase Agreements
     -------------------------------------------

     The Prime Money Market Mutual and Treasury Money Market Mutual Funds intend to limit their borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of their net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Taxable Investments
     -------------------

     The National Tax-Free Money Market Mutual Fund may make certain taxable investments. Pending the investment of proceeds from sales of portfolio securities or in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of market conditions, the National Tax-Free Money Market Mutual Fund may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves including the following taxable high-quality money market instruments: (I) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+" or "A-1" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes.

     Moreover, the National Tax-Free Money Market Mutual Fund may invest temporarily more than 20% of its total assets in such securities and in high-quality, short-term municipal obligations the interest on which is not exempt from federal income taxes to maintain a temporary defensive posture or in an effort to improve after-tax yield to the Fund's interestholders when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of unusual market conditions.

     Unrated and Downgraded Investments
     ----------------------------------

     The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank the investment adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. The Fund may purchase unrated instruments only if they are purchased in accordance with the Fund's procedures adopted by Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks," immediate sale of such security is not required, provided that the Board of Directors has determined that disposal of the portfolio security would not be in the best interests of the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies. The ratings of Moody's and S&P are more fully described in the Appendix.

     U.S. Government and U.S. Treasury Obligations
     ---------------------------------------------

     The Funds may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). The Treasury Money Market Mutual Fund may invest only in U.S. Government obligations issued or guaranteed by the U.S. Treasury. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     The Treasury Money Market Mutual Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations ("U.S. Treasury obligations"). U.S. Treasury notes, bills and bonds differ mainly in the length of their maturity. The U.S. Treasury obligations in which the Fund invests may also include "U.S. Treasury STRIPS," interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations.
U.S. Treasury Strips are "stripped securities." Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors. The Treasury Money Market Mutual and Government Money Market Mutual Funds may invest in U.S. Treasury STRIPS.

     The Funds may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Funds since they do not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

     Nationally Recognized Statistical Ratings Organizations
     -------------------------------------------------------

     The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to industrial development bonds which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                 RISK FACTORS


     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money you invest in a Fund. Although the Funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. The Funds may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Funds invest. As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective.

     The Funds, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Funds to maintain a stable net asset value of $1.00 per share. The Funds' dollar-weighted average portfolio maturity must not exceed 90 days. Any security that a Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that a Fund purchases must present minimal credit risks and be of "high quality," or in the case of the Treasury Money Market Mutual Fund, be of the "highest quality." "High quality" means to be rated in the top two rating categories and "highest quality" means to be rated only in the top rating category, by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Funds' investment adviser, under guidelines adopted by the Board of Directors of the Company.

     Each Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, the Money Market Mutual Fund and the National Tax-Free Money Market Mutual Fund are considered to be diversified for purposes of the 1940 Act. In addition, the Funds emphasize safety of principal and high credit quality. In particular, the internal investment policies of the investment adviser prohibit the purchase of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Funds:

          . capped floaters (on which interest is not paid when market rates move above a certain level);

          . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

          . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

          . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

          . inverse floaters (which reset in the opposite direction of their index).

     Additionally, the Funds may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Funds may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

     The Treasury Money Market Mutual Fund restricts its investment to U.S. Treasury obligations that meet all of the standards described above.
Obligations issued or guaranteed by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such obligations may vary during the period a shareholder owns shares of the Fund. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.

     The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

     Generally, securities in which the Funds invest will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. Each Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that a Fund will always be able to do so.

                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the prospectus entitled "About Stagecoach." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                        Principal
Name, Age and Address                      Position                     During Past 5 Years
---------------------                      --------                     -------------------
Jack S. Euphrat, 75                        Director                     Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                        Director,                    Executive Vice President of Stephens; Manager
                                           Chairman and                 of Financial Services Group; President of
                                           President                    Stephens Insurance Services Inc.; Senior Vice
                                                                        President of Stephens Sports Management Inc.;
                                                                        and President of Investor Brokerage Insurance
                                                                        Inc.

Thomas S. Goho, 55                         Director                     Associate Professor of Finance of the School
321 Beechcliff Court                                                    of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                                University since 1982.

Joseph N. Hankin, 57                       Director                     President of Westchester Community College
75 Grasslands Road                                                      since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                                    University Teachers College since 1976.
(appointed as of September 6, 1996)



*W. Rodney Hughes, 71                      Director                     Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79                        Director                     Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 53                       Director                     Private Investor; Chairman of Home Account
4 Beaufain Street                                                       Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                                    of Renaissance Properties Ltd.; President of
                                                                        Morse Investment Corporation; and Co-Managing
                                                                        Partner of Main Street Ventures.

Richard H. Blank, Jr., 41                  Chief Operating              Associate of Financial Services Group of
                                           Officer,                     Stephens; Director of Stephens Sports
                                           Secretary and                Management Inc.; and Director of Capo Inc.
                                           Treasurer

                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                                              Total Compensation
                                   Aggregate Compensation                      from Registrant
   Name and Position                  from Registrant                          and Fund Complex
   -----------------                  ---------------                          ----------------
   Jack S. Euphrat                         $11,250                               $33,750
     Director

   R. Greg Feltus                          $     0                               $     0
     Director

   Thomas S. Goho                          $11,250                               $33,750
     Director

  Joseph N. Hankin                         $     0                               $     0
     Director
  (appointed as of
    9/6/96)

  W. Rodney Hughes                         $ 9,250                               $27,750
    Director

  Robert M. Joses                          $11,250                               $33,750
    Director

  J. Tucker Morse                          $ 9,250                               $27,750
    Director

     As of January 1, 1998, Peter G. Gordon will replace Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund

Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISER.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As investment adviser, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                         Annual Rate
          Fund                                    (as percentage of net assets)
          ----                                    -----------------------------
 Money Market Mutual Fund                                  0.40%
 National Tax-Free Money Market Mutual                     0.30%
 Prime Money Market Mutual                                 0.25%
 Treasury Money Market Mutual                              0.25%

     For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                        Six-Month
                                                      Period Ended
                                                         3/31/97
                                                      ------------

            Fund                                 Fees Paid        Fees Waived
            ----                                 ---------        -----------
      Money Market Mutual                        $8,856,102         $979,244
      National Tax-Free Money Market Mutual      $   19,989         $      0
      Prime Money Market Mutual                  $1,311,073         $568,969
      Treasury Money Market Mutual               $1,518,347         $751,971

     Money Market Mutual Fund.  For the periods indicated below, the Money
     ------------------------
Market Mutual Fund paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

          Nine-Month
         Period Ended                   Year Ended                  Year Ended
            9/30/96                      12/31/95                     12/31/94
            -------                      --------                     --------
     Fees             Fees          Fees          Fees          Fees           Fees
     Paid            Waived         Paid         Waived         Paid          Waived
     ----            ------         ----         ------         ----          ------
 $12,729,506           $0       $11,593,678        $0       $2,073,686      $2,008,946

     National Tax-Free Money Market Mutual Fund.  Prior to the Consolidation,
     ------------------------------------------
the National Tax-Free Money Market Fund invested all of its assets into a corresponding Master Portfolio of MIT and did not retain an investment adviser. Wells Fargo Bank served as investment adviser to the Master Portfolio in which the Fund invested and was entitled to receive a monthly fee at the annual rate of 30% of the Master Portfolio's average daily net assets.

     For the period begun April 2, 1996 (commencement of operations) and ended September 30, 1996, the National Tax-Free Money Market Mutual Fund paid to Wells Fargo Bank $76,987 in advisory fees and $10,704 in advisory fees were waived during this period.

     Prime Money Market Mutual and Treasury Money Market Mutual Funds.  The
     ----------------------------------------------------------------
Pacifica Prime Money Market and Treasury Money Market Funds were reorganized as the Company's Prime Money Market Mutual and Treasury Money Market Mutual Funds on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the Pacifica Prime Money Market and Treasury Money Market Funds. As of September 6, 1996, Wells Fargo Bank became the adviser to the Company's Prime Money Market Mutual and Treasury Money Market Mutual Funds.

     For the period begun April 1, 1996, and ended September 5, 1996, the predecessor portfolios paid to WFIM, and for the period begun September 6, 1996, and ended September 30, 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and the indicated amounts were waived:

                                             Year Ended
                                               9/30/96
                                             ----------

            Fund                   Fees Paid          Fees Waived
            ----                   ---------          -----------
Prime Money Market Mutual         $1,845,269         $1,553,968
Treasury Money Market Mutual      $2,442,922         $2,073,426

     For the periods indicated below, the advisory fees paid to the former adviser by the predecessor portfolios of the Prime Money Market Mutual and Treasury Money Market Mutual Funds were as shown below. These amounts reflect voluntary fee waivers and expense reimbursements by the adviser. Prior to October 1, 1994, all of these fees were, in turn, paid by the adviser to its affiliates who served as investment sub-advisers during the periods indicated.

                                                    Six-Month
                                   Year Ended      Period Ended      Year Ended
          Fund                       9/30/95         3/31/94          9/30/94
          ----                       -------         -------          -------
Prime Money Market Mutual          $  693,315        $330,715        $737,811
Treasury Money Market Mutual       $1,160,424        $454,029        $900,919

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

     Except as described below, prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

     For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                                                    Six-Month
                                                                  Period Ended
                                                                    3/31/97
                                                                    -------

          Fund                                    Total           Wells Fargo       Stephens
          ----                                    -----           -----------       --------
Money Market Mutual                              $980,282          $196,056         $784,226
National Tax-Free Money Market Mutual            $  3,744          $    749         $  2,995
Prime Money Market Mutual                        $400,123          $ 80,025         $320,098
Treasury Money Market Mutual                     $483,198          $ 96,640         $386,558

     Money Market Mutual Fund.  For the fiscal years ended December 31, 1994 and
     ------------------------
1995, and the nine-month period ended September 30, 1996, the Money Market Mutual Fund paid to Stephens the dollar amounts of administration fees indicated below. Stephens, as sole Administrator during these periods, was entitled to receive a monthly fee at the annual rate of 0.03% of the Fund's average daily net assets.

                 Nine-Month
                Period Ended      Year Ended        Year Ended
                  9/30/96          12/31/95          12/31/94
                  -------          --------          --------
                 $872,577          $954,713          $306,209

     National Tax-Free Money Market Mutual Fund.  For the period begun April 2,
     ------------------------------------------
1996 and ended September 30, 1996, Stephens served as sole Administrator to the National Tax-Free Money Market Mutual Fund, and received $731 in administration fees. Stephens was entitled to receive a monthly fee at the annual rate of 0.05%
           of the Fund's average daily net assets for such services.

     Prime Money Market Mutual and Treasury Money Market Mutual Funds.  The
     ----------------------------------------------------------------
Pacifica Prime Money Market and Treasury Money Market Funds were reorganized as the Company's Prime Money Market Mutual and Treasury Money Market Mutual Funds on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica predecessor portfolios provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolios.

     The predecessor portfolios of the Prime Money Market Mutual and Treasury Money Market Mutual Funds were administered through April 21, and April 14, 1996, respectively, by the Dreyfus Corporation ("Dreyfus"), at the annual rate of 0.10% of each such Fund's average daily net assets.

     For the periods begun September 6, 1996 and ended September 30, 1996 and October 1, 1996 to January 31, 1997, Stephens served as each Fund's sole Administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets.

     The following table reflects the administration fees which the respective Administrators of the Funds and their predecessor portfolios were paid during the fiscal year ended September 30, 1996. These amounts also reflect the net administration fees paid to the respective former Administrator of the predecessor portfolios during the period begun October 1, 1995 and ended September 5, 1996.

                                        Year Ended
            Fund                         9/30/96
            ----                         -------
Prime Money Market Mutual               $1,230,872
Treasury Money Market Mutual            $1,745,759

     During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the administration fees paid to Dreyfus by the predecessor portfolios of the Prime Money Market Mutual Fund and the Treasury Money Market Mutual Fund were as follows:

                                                        Six-Month
                                   Year Ended         Period Ended     Year Ended
          Fund                      9/30/95              9/30/94         3/31/94
          ----                      -------              -------         -------
Prime Money Market Mutual           $577,763            $275,596         $614,901
Treasury Money Market Mutual        $921,886            $347,499         $690,137

     SPONSOR AND DISTRIBUTOR.  Stephens (the "Distributor") located at 111
     -----------------------
Center Street, Little Rock, Arkansas 72201, serves as sponsor and distributor for the Funds.

     SHAREHOLDER SERVICING AGENT.  The Money Market Mutual, Prime Money Market
     ---------------------------
Mutual and Treasury Money Market Mutual Funds have approved Servicing Plans and have entered into related Shareholder Servicing Agreements, on behalf of the Institutional Class shares, with financial institutions, including Wells Fargo Bank. The National Tax-Free Money Market Mutual Fund has also entered into a Shareholder Servicing Agreement. Under the agreement, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the Money Market Mutual, Prime Money Market Mutual and Treasury Money Market Mutual Funds, not to exceed 0.25%, and from the National Tax-Free Money Market Mutual Fund, not to exceed 0.20%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related forms of shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

     For the periods indicated below, the dollar amounts of shareholder servicing fees paid, after waivers, by the Funds to Wells Fargo Bank or its affiliates were as follows:

                                                Six-Month
                                               Period Ended      Year Ended
               Fund                              3/31/97           9/30/96
               ----                              -------           -------
  National Tax-Free Money Market Mutual          $______           $______
  Money Market Mutual                            $ 14,717          $______
  Prime Money Market Mutual                      $      0          $  0
  Treasury Money Market Mutual                   $      0          $  0

     Prime Money Market Mutual and Treasury Money Market Mutual Funds.  For the
     ----------------------------------------------------------------
period begun October 1, 1995 and ended September 5, 1996, and under similar service agreements with certain institutions, including affiliates of FICM, shareholder servicing fees were paid to various institutions for the Funds. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates.

     General.  Each Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of both the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of servicing agreement related to a Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     Each Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Wells Fargo Bank acts as Custodian for each Fund.  The
     ---------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in custody fees without regard to Class, after waivers, to Wells Fargo Bank:

                    Fund                            Custody Fees
                    ----                            ------------
          Money Market Mutual                            $0
          National Tax-Free Money Market Mutual          $0
          Prime Money Market Mutual                      $0
          Treasury Money Market Mutual                   $0

     Money Market Mutual and National Tax-Free Money Market Mutual Funds.  For
     -------------------------------------------------------------------
the nine-month period ended September 30, 1996, the Money Market Mutual and National Tax-Free Money Market Mutual Funds did not pay any custody fees to Wells Fargo Bank.

     Prime Money Market Mutual and Treasury Money Market Mutual Funds.  FICAL,
     ----------------------------------------------------------------
located at 707 Wilshire Blvd., Los Angeles, California 90017, acted as Custodian of the Pacifica Prime Money Market and Treasury Money Market Funds. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

     For the period begun October 1, 1995 and ended September 5, 1996, the custody fees paid to FICAL, and for the period begun September 6, 1996 and ended September 30, 1996, the custody fees paid to Wells Fargo Bank were as follows:

                                                    Year Ended
                    Fund                              9/30/96
                    ----                              -------
Prime Money Market Mutual                           $   73,023*
Treasury Money Market Mutual                        $  252,183

____________________
*  The amount reflects fee waivers.

     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.02% of each Fund's average daily net assets of Institutional Class shares.

     For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in transfer and dividend disbursing agency fees without regard to Class, after waivers, to Wells Fargo Bank:

      Fund                                   Transfer Agency Fees
      ----                                   --------------------
Money Market Mutual                                 $ 0
National Tax-Free Money Market Mutual               $ 0
Prime Money Market Mutual                           $ 0
Treasury Money Market  Mutual                       $ 0

     Money Market Mutual Fund.  Under the prior transfer agency agreement for
     ------------------------
the Money Market Mutual Fund, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and reimbursement of out-of-pocket expenses, with a minimum of $3,000 per month, unless net assets of the Fund were under $20 million. For as long as the Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

     For the nine-month period ended September 30, 1996, the Money Market Mutual Fund did not pay any compensation for transfer and dividend disbursing agency services.

     National Tax-Free Money Market Mutual Fund.  Under the prior transfer
     ------------------------------------------
agency agreement for the National Tax-Free Money Market Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.10% of the Fund's average daily net assets plus reimbursement for all reasonable out-of-pocket expenses.

     For the nine-month period ended September 30, 1996, the National Tax-Free Money Market Mutual Fund did not pay any compensation for transfer and dividend disbursing agency services.

     Prime Money Market Mutual and Treasury Money Market Mutual Funds.  Under
     ----------------------------------------------------------------
the prior transfer agency agreement for the Institutional Class shares of the Prime Money Market and Treasury Money Market Mutual Funds in effect prior to February 1, 1997, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.02% of the average daily net assets of the Institutional Class shares of each Fund, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

     UNDERWRITING COMMISSIONS.  The Institutional Class of each Fund does not
     ------------------------
charge any front-end sales loads or contingent-deferred sales charges in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.


                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The yield of a Fund and the yield of a Class of shares in a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     TOTAL RETURN:  The Funds may advertise certain total return information
     ------------
computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV. In addition, as indicated in each Prospectus, each Fund also may, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Average Annual Total Return for the Year Ended September 30, 1997
     -----------------------------------------------------------------

          Institutional                                Five      Three     One
             Class                     Inception       Year       Year     Year
           ---------                   -----------     ----      -----     ----
Money Market Mutual                      4.14%        4.21%      5.01%     4.92%
National Tax-Free Money Market Mutual*   2.93%          N/A        N/A     2.88%
Prime Money Market Mutual                5.15%          N/A        N/A     5.14%
Treasury Money Market Mutual             5.33%          N/A        N/A     5.30%

____________________
* Since the Institutional class shares did not commence operations until December 12, 1997, quotations of total return reflect the performance of the Fund's Class A shares.

     In addition to the above performance information, each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Cumulative Total Return for the Year Ended September 30, 1997
     -------------------------------------------------------------

              Institutional                            Five      Three
                  Class                 Inception      Year       Year
                  -----                 ---------      ----      -----
Money Market Mutual                       23.76%      22.89%     15.78%
National Tax-Free Money Market Mutual*     4.43%         N/A        N/A
Prime Money Market Mutual                 12.11%         N/A        N/A
Treasury Money Market Mutual              11.77%         N/A        N/A

____________________
* Since the Institutional class shares did not commence operations until December 12, 1997, quotations of total return reflect the performance of the Fund's Class A shares.

     YIELD CALCULATIONS:  The Funds may, from time to time, include their
     ------------------
yields, tax-equivalent yields (if applicable) and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                         YIELD - 2[(a - b + 1)/6/ -1]
                                    -----
                                      Cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     TAX-EQUIVALENT YIELD:  Quotations of tax-equivalent yield for a Tax-Free
     --------------------
Fund are calculated according the following formula:

                       TAX EQUIVALENT YIELD = ( E ) + t
                                               ---
                                              1 - p
                           E = Tax-exempt yield
                           p = stated income tax rate
                           t = taxable yield

     EFFECTIVE YIELD:  Effective yields for the Funds are based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day (or thirty-day) period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/7 (or 365/30 for thirty-day yield), with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Seven-Day Yield = [(Base Period Return +1)365/7]-1.

                  Yield for the Year Ended September 30, 1997
                  -------------------------------------------

                                        Seven-Day        Seven-Day          Seven-Day                       Thirty-Day
                         Seven-Day      Effective     Tax-Equivalent     Tax-Equivalent     Thirty-Day    Tax-Equivalent
     Fund                  Yield          Yield            Yield         Effective Yield      Yield          Yield/1/
     ----                  -----          -----            -----         ---------------      -----       --------------
Money Market Mutual        4.29%          7.98%             N/A                N/A            4.30%              4.39%
National Tax-Free Money    3.23%          3.28%            4.49%              4.56%           3.00%              4.17%
   Market Mutual/2/
Prime Money Market         5.46%          5.61%           10.16%             10.44%           5.44%             10.12%
   Mutual
Treasury Money Market      5.16%          5.30%            9.86%              9.78%           5.26%              9.78%
   Mutual

____________________
/1/ Based on a combined state and federal income tax rate of 46.24%, except for the National Tax-Free Money Market Mutual Fund which is based on a federal tax rate of 28.00%.

/2/ Since the Institutional class shares did not commence operations until December 12, 1997, yield information reflects the performance of the Fund's Class A shares.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The

Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs.

Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $54 billion of assets of individual, trusts, estates and institutions and $20 billion of mutual fund assets.

     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for the Institutional Class shares of the Prime Money Market Mutual, Treasury Money Market Mutual and Money Market Mutual Funds is determined as of 12:00 noon and 1:00 p.m. (Pacific time) on each day the NYSE is open for business. Net asset value per share for the Institutional shares of the National Tax-Free Money Market Mutual Fund is determined as of 9:00 a.m. and 1:00 p.m. (Pacific time) on each day the NYSE is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds' portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is the intention of the Funds to maintain a per share net asset value of $1.00, but there can be no assurance that each Fund will do so.

     Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day a Fund is open for business (a "Business Day"). The Funds are open Monday through Friday and are closed on federal bank holidays. Currently, those holidays are New Year's Day, President's Day, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.


                            PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the Act and in compliance with procedures adopted by the Board of Directors.

     Wells Fargo Bank, as the Investment Adviser of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     Brokerage Commissions.  The Funds did not pay any brokerage commissions on
     ---------------------
portfolio transactions for the nine-month period ended September 30, 1996 and the six-month period ended March 31, 1997.

     Securities of Regular Broker/Dealers.  As of March 31, 1997, the Funds
     ------------------------------------
owned securities of their "regular brokers or dealers" or their parents, as defined in the Act as follows:

Fund                           Broker/Dealers                   Amount
----                           --------------                   ------
Money Market Mutual Fund       Goldman Sachs & Co.              $324,580,500
                               Merrill Lynch                    $244,186,473
                               J.P. Morgan Securities           $ 56,309,000
                               Morgan Stanley                   $ 24,466,000

National Tax-Free Money        None                             None
   Market Mutual Fund

Prime Money Market Mutual      Goldman Sachs & Co.              $ 72,419,000
                               J.P. Morgan Securities           $ 15,000,000
                               Morgan Stanley                   $ 15,000,000

Treasury Money Market          Goldman Sachs & Co.              $172,575,000
   Mutual Fund                 J.P. Morgan Securities           $232,766,000
                               Morgan Stanley                   $156,530,000

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

     General.  The Company intends to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount

(generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

     Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. Noncorporate shareholders of the Funds may therefore qualify for the reduced rate of tax on capital gain dividends paid by the Funds.

     Other Distributions.  Although dividends will be declared daily based on
     -------------------
each Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations had been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) are generally not subject to backup withholding.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Deferred Plans.  The shares of the Funds (except the National Tax-Free
     ------------------
Money Market Mutual Fund) are available for a variety of tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

     Special Tax Considerations for National Tax Free Money Market Mutual Fund.
     -------------------------------------------------------------------------
The National Tax-Free Money Market Mutual Fund intends that at least 50% of the value of its total assets at the close of each quarter of its taxable years will consist of obligations, the interest on which is exempt from federal income tax, so that it will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the National Tax-Free Money Market Mutual Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

     Not later than 60 days after the close of its taxable year, the National Tax-Free Money Market Mutual Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under
Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of the National Tax-Free Money Market Mutual Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

     In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that the National Tax-Free Money Market Mutual Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the National Tax-Free Money Market Mutual Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing National Tax-Free Money Market Mutual Fund shares. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of the National Tax-Free Money Market Mutual Fund, exempt-interest dividends paid by the Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their own tax advisors.

     Shares of the National Tax-Free Money Market Mutual Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from the Fund. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.

     Investors are advised to consult their tax advisors concerning the application of state and local taxes, which may have different consequences from those under federal income tax law.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                 CAPITAL STOCK

     The Funds are four of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract since it affects only one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Class Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below as of October 31, 1997 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of each Fund or 5% or more of the voting securities of each Fund as a whole.

                      5% OWNERSHIP AS OF OCTOBER 31, 1997
                      -----------------------------------

                                                       CLASS; TYPE              PERCENTAGE    PERCENTAGE
FUND                NAME AND ADDRESS                   OF OWNERSHIP              OF CLASS    OF PORTFOLIO
----                ----------------                   ------------             ---------    ------------
PRIME MONEY         Virg & Co.                         Class A                    88.27%         13.41%
MARKET MUTUAL       Attn:  MF Dept. A88-4              Record Holder
FUND                P.O. Box 9800
                    Calabasas, CA 91372

                    Hane & Co.                         Class A                     7.98%           N/A
                    Bank of New York                   Record Holder
                    One Wall Street, 2nd Floor
                    Attn:  Stif/Master Note
                    New York, NY  10286

                    Virg. & Co.                        Institutional Class        56.60%         24.97%
                    Attn:  MF Dept. A88-4              Record Holder
                    P.O. Box 8900
                    Calabasas, CA  91372

                    First Interstate Bank              Institutional Class        10.09%           N/A
                    of Oregon NA                       Record Holder
                    Attn:  Investment Sweep
                    1300 SW Fifth Avenue
                    Portland, OR  97201

                    Dalley Petroleum Service Corp.     Institutional Class         5.72%           N/A
                    P.O. Box 1863                      Record Holder
                    Conroe, TX  77305

                    Virg. & Co.                        Service Class              92.52%         40.51%
                    Attn:  MF Dept. A88-4              Record Holder
                    P.O. Box 8900
                    Calabasas, CA  91372

                                                       CLASS; TYPE              PERCENTAGE    PERCENTAGE
FUND                NAME AND ADDRESS                   OF OWNERSHIP              OF CLASS    OF PORTFOLIO
----                ----------------                   ------------             ---------    ------------
TREASURY            Virg. & Co.                        Class A                    80.69%           N/A
MONEY MARKET        Attn:  MF Dept. A88-4              Record Holder
MUTUAL FUND         P.O. Box 8900
                    Calabasas, CA  91372

                    Virg. & Co.                        Institutional Class        44.40%         12.50%
                    Attn:  MF Dept. A88-4              Record Holder
                    P.O. Box 8900
                    Calabasas, CA  91372

                    Dalley Petroleum Service Corp.     Institutional Class         5.60%           N/A
                    P.O. Box 1863                      Record Holder
                    Conroe, TX  77305

                    First Interstate Bank              Institutional Class        38.76%         10.91%
                    of Oregon, N.A.                    Record Holder
                    Attn:  Investment Sweep
                    1300 S.W. Fifth Ave.
                    Portland, OR  97201-6688

                    Virg. & Co.                        Service Class              64.91%         12.79%
                    Attn:  MF Dept. A88-4              Record Holder
                    P.O. Box 8900
                    Calabasas, CA  91372

                    Wells Fargo Bank                   Service Class               8.32%           N/A
                    FBO Choicemaker                    Record Holder
                    Attn:  Mutual Funds
                    P.O. Box 9800
                    Calabasas, CA  91372

                    Hane & Co.                         Service Class              25.73%          5.07%
                    Bank of New York                   Record Holder
                    One Wall Street, 2nd Fl.
                    Attn:  STIF/Master Note
                    New York, NY  10286

                    Hane & Co.                         Class E                   100.00%         44.00%
                    Bank of New York                   Record Holder
                    One Wall Street, 2nd Fl.
                    Attn:  Stiff/Master Note
                    New York, NY  10286

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund) or is identified as the holder of record or more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                             INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

     The portfolio of investments and unaudited financial statements for the six-month period ended September 30, 1997, are hereby incorporated by reference to the Company's Semi-Annual Reports as filed with the SEC on ______________, 1997.

     The portfolio of investments, audited financial statements and independent auditors' report for the Funds for the fiscal period ended March 31, 1997 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on ______ __, 1997.

     Annual and Semi-Annual Reports may be obtained by calling 1-800-222-8222.

                                 SAI APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds
-----------------------------

     Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal.
Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes
---------------

     Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

     S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper
----------------------------------------

     Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Corporate Notes
---------------

     S&P: The two highest ratings for corporate notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

                           SAISTAGECOACH FUNDS, INC.
                           Telephone: (800) 222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated December 15, 1997

                          OVERLAND EXPRESS SWEEP FUND

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about a fund in the Stagecoach Family of Funds (the "Fund") -- the OVERLAND EXPRESS SWEEP FUND. The Overland Express Sweep Fund offers a single class of shares that is sometimes referred to as the "Class A shares." This SAI relates to that Class of shares.

     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus, dated February 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or calling the Transfer Agent at 1-800-222-8222.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
General...................................................................   1

Investment Restrictions...................................................   1

Additional Permitted Investment Activities................................   3

Risk Factors..............................................................   6

Management................................................................   7

Performance Calculations..................................................  14

Determination of Net Asset Value..........................................  19

Additional Purchase and Redemption Information............................  21

Portfolio Transactions....................................................  21

Fund Expenses.............................................................  22

Federal Income Taxes......................................................  23

Capital Stock.............................................................  24

Other.....................................................................  28

Independent Auditors......................................................  29

Financial Information.....................................................  29

Appendix.................................................................. A-1

                                    GENERAL

     The Overland Express Sweep Fund was originally organized on October 1, 1991, as the Overland Sweep Fund (the "predecessor portfolio") of Overland Express Funds, Inc. ("Overland"), another open-end management investment company advised by Wells Fargo Bank. On July 23, 1997, the Boards of the Directors of the Company and Overland approved an Agreement and Plan of Consolidation providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Overland portfolio to the Overland Express Sweep Fund. Prior to December 12, 1997, the effective date of the Consolidation, the Fund had only minimal assets and liabilities. Prior to the Consolidation, the predecessor portfolio pursued its investment objective by investing all of its assets in the Cash Investment Trust Master Portfolio (the "Master Portfolio") of Master Investment Trust ("MIT"). The Fund now invests directly in a portfolio of securities and does not invest in a corresponding Master Portfolio.

                            INVESTMENT RESTRICTIONS


     Fundamental Investment Policies
     -------------------------------

     The Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by a vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Fund.

The Overland Express Sweep Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of its respective total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities, and (ii) obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

     (2) purchase or sell real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of their respective net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of their respective net assets (but investments may not be purchased while any such borrowing in excess of 5% of their respective net assets exists);

     (7) write, purchase or sell puts, calls, warrants or options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity; nor

     (8) make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering.

     Non-Fundamental Investment Policies
     -----------------------------------

     The Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of the Fund's shareholders.

     (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, the Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company, and (iii) 10% of the Fund's net assets in the aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     (2) The Fund may not invest more than 10% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) The Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES


     Set forth below are descriptions of certain investments and additional investment policies for the Fund.

     Floating- and Variable-Rate Instruments
     ---------------------------------------

     Certain of the debt instruments in which the Fund may invest may bear interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in pools of floating- and variable-rate instruments. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

     Foreign Obligations
     -------------------

     The Fund may invest a portion of its assets (no more than 5%) in obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Illiquid Securities
     -------------------

     The Fund may invest in securities not registered under the Securities Act of 1933 and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

     Letters of Credit
     -----------------

     Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations in which the Fund is permitted to invest may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted high-quality investments of the Fund.

     Money Market Instruments
     ------------------------

     Money market instruments consist of: (a) short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises) (U.S. Government obligations"); (b) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other short-term obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of the investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (c) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, by comparable qualify as determined by Wells Fargo Bank; (d) certain repurchase agreements; and (e) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment; (i) have more than $10 billion, or the equivalent in other currencies, in total assets;
(ii) are among the largest foreign banks in the world as determined on the basis of assets; and (iii) have branches or agencies in the United States.

     Other Investment Companies
     --------------------------

     The Fund may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in aggregate. Other investment companies in which the Fund invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     Repurchase Agreements
     ---------------------

     The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to U.S. Government obligations and other securities that are permissible investments for the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months. However, the term of any repurchase agreement on behalf of the Fund will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     The Fund may not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the market value of it's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and/or illiquid securities. The Fund will enter into repurchase agreements only with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors of the Company and that are not affiliated with Wells Fargo Bank. The Fund, subject to the conditions described above, may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Unrated Investments
     -------------------

     The Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank as investment adviser, such obligations are of comparable quality to other high-quality investments that are permitted to be purchased by the Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires an immediate sale of such security by the Fund. To the extent the ratings given by Moody's Investors Service ("Moody's") or Standard and Poor's Rating Group ("S&P") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix to this SAI.

     U.S. Government Obligations
     ---------------------------

     U.S. Government obligations include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States, as with Treasury bills, or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case investors must look principally to the agency or instrumentality itself. In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market increase rates increase and rises when market interest rates decrease. Certain types of U.S.

Government obligations are subject to fluctuations in yield, duration or value due to their structure or contract terms.

                                 RISK FACTORS

     Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money you invest in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. As with all mutual funds, there is no assurance that the Fund will achieve its investment objective.

     The Fund, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund seeks to reduce risk by investing in securities of various issuers and will comply with 1940 Act and Internal Revenue Code of 1986 (the "Code") diversification requirements.

     Since its inception, the Fund has emphasized safety of principal and high credit quality. In particular, the internal investment policies of the Fund's investment policies of the Fund's investment adviser, Wells Fargo, have always prohibited the purchase of many types of floating rate instruments commonly referred to as "derivatives" that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the
Fund:

          . capped floaters (on which interest is not paid when market rates move above a certain level);

          . leveraged floaters (whose interest-rate reset provisions are based on a formula that magnifies changes in interest rates);

          . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

          . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

          . inverse floaters (which reset in the opposite direction of their index).

     Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Fund may only invest in floating rate instruments that bear interest at a rate that resets quarterly or more frequently, and which resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

                                  MANAGEMENT

     The following information supplements and should be read in conjunction with the section in the prospectus entitled "About Stagecoach." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                      Principal Occupations
Name, Age and Address                        Position                 During Past 5 Years
---------------------                        --------                 ---------------------
Jack S. Euphrat, 75                          Director                 Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                          Director,                Executive Vice President of Stephens; Manager
                                             Chairman and             of Financial Services Group; President of
                                             President                Stephens Insurance Services Inc.; Senior Vice
                                                                      President of Stephens Sports Management Inc.;
                                                                      and President of Investor Brokerage Insurance
                                                                      Inc.

Thomas S. Goho, 55                           Director                 Associate Professor of Finance of the School
321 Beechcliff Court                                                  of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                              University since 1982.

Joseph N. Hankin, 57                         Director                 President of Westchester Community College
75 Grasslands Road                                                    since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                                  University Teachers College since 1976.
(appointed as of September 6, 1996)

*W. Rodney Hughes, 71                        Director                 Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79                          Director                 Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

                                                                      Principal Occupations
Name, Age and Address                        Position                 During Past 5 Years
---------------------                        --------                 ---------------------
*J. Tucker Morse, 53                         Director                 Private Investor; Chairman of Home Account
4 Beaufain Street                                                     Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                                  of Renaissance Properties Ltd.; President of
                                                                      Morse Investment Corporation; and Co-Managing
                                                                      Partner of Main Street Ventures.

Richard H. Blank, Jr., 41                    Chief Operating          Associate of Financial Services Group of
                                             Officer,                 Stephens; Director of Stephens Sports
                                             Secretary and            Management Inc.; and Director of Capo Inc.
                                             Treasurer

                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                                              Total Compensation
                                   Aggregate Compensation                      from Registrant
   Name and Position                  from Registrant                          and Fund Complex
   -----------------                  ---------------                          ----------------
    Jack S. Euphrat                       $ 11,250                                $ 33,750
       Director

    R. Greg Feltus                        $      0                                    $  0
       Director

    Thomas S. Goho                        $ 11,250                                $ 33,750
       Director

   Joseph N. Hankin                       $      0                                    $  0
       Director
(appointed as of 9/6/96)

   W. Rodney Hughes                       $  9,250                                $ 27,750
       Director

    Robert M. Joses                       $ 11,250                                $ 33,750
       Director

    J. Tucker Morse                       $  9,250                                $ 27,750
       Director

     As of January 1, 1998, Peter G. Gordon will replace Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 15, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISER. Wells Fargo Bank provides investment advisory services to the Fund. As investment adviser, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund. Wells Fargo Bank provides the Fund with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets.

     For the six-month period ended March 31, 1997, the Fund paid to Wells Fargo Bank advisory fees of $____________ of which $___________ were waived by Wells Fargo Bank. As the Fund did not commence operations until December 12, 1997, the fee amount represents fees paid by the predecessor portfolio.

     Prior to the Consolidation, the predecessor portfolio invested all of its assets in the Master Portfolio of MIT and did not retain an investment adviser. Wells Fargo Bank served as investment adviser to the Master Portfolio in which the predecessor portfolio invested and was entitled to receive a monthly fee at the annual rate of 0.25% of the Master Portfolio's average daily net assets. For the years ended December 31, 1994, 1995 and 1996, the Master Portfolio paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

       Year Ended                         Year Ended                         Year Ended
        12/31/96                           12/31/95                           12/31/94
        --------                           --------                           --------

Fees Paid      Fees Waived        Fees Paid        Fees Waived        Fees Paid        Fees Waived
---------      -----------        ---------        -----------        ---------        -----------
$3,310,083           $0           $1,902,572          $255,082        $1,426,685             $0

     General.  The Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Fund's operations, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

     For the period indicated below, the Fund paid the dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees indicated below. As the Fund did not commence operations until December 12, 1997, the fee amounts represent fees paid by the predecessor portfolio:

                                       Six-Month
                                      Period Ended
                                         3/31/97
                                         -------

             Total                     Wells Fargo            Stephens
              -----                     -----------            --------
            $_______                    $_______               $_______

     Prior to the Consolidation, Wells Fargo Bank and Stephens served as Administrator and Co-Administrator, respectively, to the Overland predecessor portfolio under substantially similar terms as those described above.

     Prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank. Stephens was entitled to receive for its services a fee, payable monthly, at the annual rate of 0.05% of the Fund's average daily net assets.

     For the periods indicated below, the predecessor portfolio paid the following dollar amounts to Stephens for administration fees:

          Year Ended                   Year Ended                Year Ended
           12/31/96                     12/31/95                  12/31/94
           --------                     --------                  --------
           $317,668                     $ 215,624                 $ 142,613

     SPONSOR AND DISTRIBUTOR. Stephens (the "Distributor"), located at 111 Center Street, Little Rock, Arkansas 72201, serves as sponsor and distributor for the Fund. The Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its shares. The Plan was adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Directors").

     Under the Plan and pursuant to the Distribution Agreement, the Fund may pay Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, a monthly fee at the annual rate of up to 0.30% of the Fund's average daily net assets attributable to its shares.

     The actual fee payable to the Distributor is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     For the six-month period ended March 31, 1997, the Fund's Distributor received $_________ in compensation for distribution-related services on behalf of the Fund's shares. As the Fund did not commence operations until December 12, 1997, the fee amount represents fees paid by the predecessor portfolio.

     Prior to the Consolidation, the predecessor portfolio had adopted a Distribution Plan on behalf of its shares providing for payment to the Distributor of up to 0.55% of the predecessor portfolio's average daily net assets. For the year ended December 31, 1996, the predecessor portfolio's Distributor received $7,290,299 as compensation for distribution-related services or as reimbursement for distribution-related expenses under the predecessor portfolio's Plan.

     General.  The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund's shares or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Fund's Class A shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plan. The Board of Directors has concluded that the Plan is reasonably likely to benefit the Fund and its shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the customers that the Fund's shares are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     SHAREHOLDER SERVICING AGENT. The Fund has approved a Servicing Plan and has entered into a related Shareholder Servicing Agreement, on behalf of its shares, with financial institutions, including Wells Fargo Bank. Under the agreement, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the Fund, not to exceed 0.30%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related form of shareholder servicing agreement were approved by the Company's Board of Directors and provide that the Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     For the six-month period ended March 31, 1997, the Fund paid $_________ in shareholder servicing fees to Wells Fargo Bank or its affiliates. As the Fund did not commence operations until December 12, 1997, the fee amount represents fees paid by the predecessor portfolio.

     For the year ended December 31, 1996, the predecessor portfolio to the Fund paid $____________ in shareholder services fees to Wells Fargo Bank or its affiliates.

     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plan and related Servicing Agreement may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN. Wells Fargo Bank acts as Custodian for the Fund. The Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and pays all expenses of the Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the six-month period ended March 31, 1997, the Fund paid $_____________ in custody fees to Wells Fargo Bank. As the Fund did not commence operations until December 12, 1997, the fee amount represents fees paid by the predecessor portfolio.

     Prior to the Consolidation, Wells Fargo Bank served as Custodian to the predecessor portfolio. For the year ended December 31, 1996, the predecessor portfolio did not pay any custody fees, after waivers, to Wells Fargo Bank.

     TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank acts as Transfer and Dividend Disbursing Agent for the Fund. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of the Fund's average daily net assets of Class A shares.

     For the six-month period ended March 31, 1997, the Fund paid $__________ in compensation for transfer and dividend disbursing agency services to Wells Fargo Bank. As the Fund did not commence operations until December 12, 1997, the fee amount represents fees paid by the predecessor portfolio.

     Under a prior transfer agency agreement with the predecessor portfolio, Wells Fargo Bank was entitled to receive a base fee and per-account fees. For the year ended December 31, 1996, the predecessor portfolio paid $4,637,643 in compensation for transfer and dividend disbursing agency services to Wells Fargo Bank.

     UNDERWRITING COMMISSIONS. The Fund does not charge any front-end sales loads or contingent-deferred sales charges in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.

                           PERFORMANCE CALCULATIONS

     The Fund may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The yield of the Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     TOTAL RETURN:  The Fund may advertise certain total return information
     ------------
computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV. In addition, as indicated in the Prospectus, the Fund also may, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Average Annual Total Return for the Applicable Period Ended June 30, 1997
     -------------------------------------------------------------------------

                                                 Five          Three         One
                                   Inception     Year          Year          Year
                                   ---------     ----          ----          ----
Overland Express Sweep/*/          ______%       ______%       ______%       ______%

____________________
/*/ Since Fund shares did not commence operations until December 12, 1997, quotations of total return reflect the performance of the predecessor portfolio's shares.

     In addition to the above performance information, the Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Cumulative Total Return for the Applicable Period Ended June 30, 1997
     ---------------------------------------------------------------------

                                                 Five          Three
                                   Inception     Year          Year
                                   ---------     ----          ----
Overland Express Sweep Fund/*/     ______%       ______%       ______%

____________________
/*/ Since Fund shares did not commence operations until December 12, 1997, quotations of total return reflect the performance of the predecessor portfolio's shares.

     YIELD CALCULATIONS:  The Fund may, from time to time, include its yields
     ------------------
and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Fund are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                          YIELD - 2[(a - b + 1)/6/ -1]
                                     -----

                                       Cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     EFFECTIVE YIELD:  Effective yields for the Fund are based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day (or thirty-day) period, less a pro-rata share of the Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/7 (or 365/30 for thirty-day yield), with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Seven-Day Yield = [(Base Period Return +1)365/7]-1.

              Yield for the Applicable Period Ended June 30, 1997
              ---------------------------------------------------

                                                      Seven-Day
                                        Seven-Day     Effective
               Fund                       Yield         Yield
               ----                       -----         -----
               Overland Express Sweep    4.22%         4.31%
               Fund*

____________________
* Since Fund shares did not commence operations until December 12, 1997, yield information reflects the performance of the predecessor portfolio's shares.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund

Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Fund or the Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Fund's comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Fund or the Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1996, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately

$57 billion of assets of individual, trusts, estates and institutions and $19 billion of mutual fund assets.

     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for the Fund is determined as of 9:00 a.m. and 1:00 p.m. (Pacific time) on each day the Fund is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Fund's shares.

     As indicated under "Determination of Net Asset Value, Dividends and Distributions" in the Prospectus, the Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to investors may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's investments on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund investors would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in Eligible Securities determined by the Company's Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's net asset value. Such procedures include review of the Fund's portfolio by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates within 1/2 of 1% of the value based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value by using available market quotations. It is the intention of the Fund to maintain a per share net asset value of $1.00, but there can be no assurance that it will do so.

     Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day the Fund is open for business. The Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.


                            PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions.
In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the Act and in compliance with procedures adopted by the Board of Directors.

     Wells Fargo Bank, as the Investment Adviser of the Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for the Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Fund.

     Brokerage Commissions. For the six-month period ended March 31, 1997, the
     ---------------------
Fund did not pay brokerage commissions. For the year ended December 31, 1996, the predecessor portfolio and the Master Portfolio did not pay brokerage commissions.

     Securities of Regular Broker/Dealers.  As of March 31, 1997, the Fund owned
     ------------------------------------
securities (pooled repurchase agreements) of its "regular brokers or dealers" or their parents, as defined in the 1940 Act as follows.

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce the Fund's expenses and, accordingly, have a favorable impact on it's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning income taxes.

     General.  The Company intends to qualify the Fund as a regulated investment
     -------
company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole.
In addition, net capital gain, net investment income, and operating expenses will be determined separately for the Fund. As a regulated investment company, the Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Fund must also distribute or be deemed to distribute to their shareholders at least 90% of its net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     Capital Gain Distributions.  Distributions which are designated by the Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

     Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Fund. Noncorporate shareholders of the Fund may therefore qualify for the reduced rate of tax on capital gain dividends paid by the Funds.

     Other Distributions.  Although dividends will be declared daily based on
     -------------------
the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Fund (described below) are generally not subject to backup withholding.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Fund to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.


                                 CAPITAL STOCK

     The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, one or more classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     All shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in the fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the fund involved. Additionally, approval of an advisory contract, since it affects only one fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

     Each share represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the Prospectus are fully paid and non-assessable by the Company.

     As of October 31, 1997, no shareholders were known by the Company to own 5% or more of the predecessor portfolio's outstanding shares.


                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                             INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

     The portfolio of investments and unaudited financial statements for the predecessor portfolio and Master Portfolio for the six-month period ended June 30, 1997, are hereby incorporated by reference to the Overland Semi-Annual Reports as filed with the SEC on September 3, 1997.

     The portfolio of investments, audited financial statements and independent auditors report for the predecessor portfolio and Master Portfolio of the Fund for the year ended March 31, 1997 are hereby incorporated by reference to the Overland's Annual Reports as filed with the SEC on June __, 1997.

     Annual Reports may be obtained by calling 1-800-222-8222.

                                 SAI APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds

     Moody's: The two highest ratings for corporate bonds are "Aaa" and "Aa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Moody's applies numerical modifiers: 1, 2 and 3 in the "Aa" category in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The two highest ratings for corporate bonds are "AAA" and "AA." Bonds rated "AAA" have the "highest ratings" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." The ratings in the "AA" category may be modified by the addition of a plus or minus sign to show relative standing within the category.

Commercial Paper

     Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations."

     S&P: The "A-1" rating for corporate commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                            STAGECOACH FUNDS, INC.
                           Telephone: 1-800-260-5969

                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated December 15, 1997

                        PRIME MONEY MARKET MUTUAL FUND
                       TREASURY MONEY MARKET MUTUAL FUND

                             ADMINISTRATIVE CLASS



     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about two funds in the Stagecoach Family of Funds (each a "Fund" and collectively, the "Funds") -- the PRIME MONEY MARKET MUTUAL and TREASURY MONEY MARKET MUTUAL FUNDS. Each Fund offers Administrative, Institutional, Service and Class A shares. The Treasury Money Market Mutual Fund also offers Class E shares. This SAI relates to the Administrative Class shares of each Fund.

     This SAI is not a Prospectus and should be read in conjunction with each Fund's Prospectus, dated February 1, 1998. All terms used in this SAI that are defined in the Prospectus for each Fund will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Transfer Agent at 1-800-222-0222.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
General...................................................................     1

Investment Restrictions...................................................     1

Additional Permitted Investment Activities................................     3

Risk Factors..............................................................    11

Management................................................................    13

Performance Calculations..................................................    19

Determination of Net Asset Value..........................................    24

Additional Purchase and Redemption Information............................    26

Portfolio Transactions....................................................    26

Fund Expenses.............................................................    28

Federal Income Taxes......................................................    28

Capital Stock.............................................................    33

Other.....................................................................    35

Independent Auditors......................................................    36

Financial Information.....................................................    36

Appendix..................................................................   A-1

                                    GENERAL

     The Prime Money Market Mutual Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981, until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985. On October 1, 1994, the Fund was reorganized as the Pacific American Money Market Portfolio of Pacifica Funds Trust ("Pacifica"); and in July 1995, it was renamed the Pacifica Prime Money Market Fund.

     Prior to August 1, 1990, the Treasury Money Market Mutual Fund was known as the Short-Term Government Fund. The Treasury Money Market Mutual Fund operated as a portfolio of Pacific American Fund through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund.

     On September 6, 1996, the Pacifica Prime Money Market Fund and Pacifica Treasury Money Market Fund were reorganized as the Company's Prime Money Market Mutual Fund and Treasury Money Market Mutual Fund, respectively.


                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Prime Money Market Mutual and Treasury Money Market Mutual Funds may not:

     (1) purchase common stocks and voting securities (including state, municipal or industrial revenue bonds) except for securities of other investment companies;

     (2) borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. None of these Funds will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. As a matter of non-fundamental policy, each Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets;

     (3) mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of each such Funds' total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this investment restriction;

     (4) purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or, maintain a short position;

     (5)  write put or call options;

     (6) underwrite the securities of other issuers, except as each such Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies;

     (7)  invest in companies for the purpose of exercising control;

     (8) make loans, except that each such Fund may purchase or hold debt instruments in accordance with investment objective and policies and may enter into loans of portfolio securities and repurchase agreements;

     (9) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act; nor

     (10) lend its portfolio securities in excess of one-third of the value of its total assets.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, a Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) Each Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of such Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.


                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Asset-Backed Securities
     -----------------------

     The Funds may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating-or variable-interest rates.

     Commercial Paper
     ----------------

     The Funds may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds may purchase floating- and variable-rate obligations. Each Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

     Foreign Obligations
     -------------------

     Each Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
     Transactions
     ------------

     Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Illiquid Securities
     -------------------

     The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may invest up to 10% of its assets in net illiquid securities.

     Letters of Credit
     -----------------

     Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of each such Fund may be used for letter of credit-backed investments.

     Loans of Portfolio Securities
     -----------------------------

     The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund.

     A Fund will earn income for lending its securities because cash collateral pursuant to such loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest and fees earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

     Mortgage-Backed Securities
     --------------------------

     The Funds may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which generally have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

     There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lesser or greater rate than expected. To the extent that adviser's assumptions about prepayments are inaccurate, these securities may expose the Funds, to significantly greater market risks than expected.

     Municipal Bonds
     ---------------

     The Prime Money Market Mutual Fund may invest in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. The Fund may not invest 25% or more of its respective assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

     The Treasury Money Market Mutual Fund may invest in municipal lease obligations. Wells Fargo Bank makes determinations concerning the liquidity of a municipal lease obligation based on factors deemed relevant. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. In addition, the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease may be considered. In evaluating the credit quality of a municipal lease obligation, the factors to be considered might include: (1) whether the lease can be canceled;

(2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of the nonappropriation"); and (5) the legal recourse in the event of failure to appropriate.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

     Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Repurchase Agreements
     ---------------------

     Each Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Borrowing and Reverse Repurchase Agreements
     -------------------------------------------

     The Funds intend to limit their borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of their net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Unrated and Downgraded Investments
     ----------------------------------

     The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank the investment adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. The Fund may purchase unrated instruments only if they are purchased in accordance with the Fund's procedures adopted by Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks," immediate sale of such security is not required, provided that the Board of Directors has determined that disposal of the portfolio security would not be in the best interests of the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies. The ratings of Moody's and S&P are more fully described in the Appendix.

     U.S. Government and U.S. Treasury Obligations
     ---------------------------------------------

     The Funds may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). The Treasury Money Market Mutual Fund may invest only in U.S. Government obligations issued or guaranteed by the U.S. Treasury. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     The Treasury Money Market Mutual Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations ("U.S. Treasury obligations"). U.S. Treasury notes, bills and bonds differ mainly in the length of their maturity. The U.S. Treasury obligations in which the Fund invests may also include "U.S. Treasury STRIPS," interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations.
U.S. Treasury Strips are "stripped securities." Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors. The Treasury Money Market Mutual Fund may invest in U.S. Treasury STRIPS.

     The Funds may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Funds since they do not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

     Nationally Recognized Statistical Ratings Organizations
     -------------------------------------------------------

     The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch and IBCA Inc.

represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to industrial development bonds which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.


                                 RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money you invest in a Fund. Although the Funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. The Funds may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Funds invest. As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective.

     The Funds, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Funds to maintain a stable net asset value of $1.00 per share. The Funds' dollar-weighted average portfolio maturity must not exceed 90 days. Any security that a Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that a Fund purchases must present minimal credit risks and be of "high quality," or in the case of the Treasury Money Market Mutual Fund, be of the "highest quality." "High quality" means to be rated in the top two rating categories and "highest quality" means to be rated only in the top rating category, by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Funds' investment adviser, under guidelines adopted by the Board of Directors of the Company.

     Each Fund seeks to reduce risk by investing its assets in securities of various issuers. In addition, the Funds emphasize safety of principal and high credit quality. In particular, the internal investment policies of the investment adviser prohibit the purchase of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Funds:

          . capped floaters (on which interest is not paid when market rates move above a certain level);

          . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

          . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

          . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

          . inverse floaters (which reset in the opposite direction of their index).

     Additionally, the Funds may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Funds may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

     The Treasury Money Market Mutual Fund restricts its investment to U.S. Treasury obligations that meet all of the standards described above.
Obligations issued or guaranteed by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such obligations may vary during the period a shareholder owns shares of the Fund. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.

     The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

     Generally, securities in which the Funds invest will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. Each Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that a Fund will always be able to do so.


                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the prospectus entitled "About Stagecoach." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                 Principal Occupations
Name, Age and Address                      Position              During Past 5 Years
---------------------                      --------              -------------------
Jack S. Euphrat, 75                        Director              Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                        Director,             Executive Vice President of Stephens; Manager
                                           Chairman and          of Financial Services Group; President of
                                           President             Stephens Insurance Services Inc.; Senior Vice
                                                                 President of Stephens Sports Management Inc.;
                                                                 and President of Investor Brokerage Insurance
                                                                 Inc.

Thomas S. Goho, 55                         Director              Associate Professor of Finance of the School
321 Beechcliff Court                                             of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                         University since 1982.

Joseph N. Hankin, 57                       Director              President of Westchester Community College
75 Grasslands Road                                               since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                             University Teachers College since 1976.
(appointed as of September 6, 1996)

*W. Rodney Hughes, 71                      Director              Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79                        Director              Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

                                                                 Principal Occupations
Name, Age and Address                      Position              During Past 5 Years
---------------------                      --------              -------------------
*J. Tucker Morse, 53                       Director              Private Investor; Chairman of Home Account
4 Beaufain Street                                                Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                             of Renaissance Properties Ltd.; President of
                                                                 Morse Investment Corporation; and Co-Managing
                                                                 Partner of Main Street Ventures.

Richard H. Blank, Jr., 41                  Chief Operating       Associate of Financial Services Group of
                                           Officer,              Stephens; Director of Stephens Sports
                                           Secretary and         Management Inc.; and Director of Capo Inc.
                                           Treasurer

                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                       Total Compensation
                         Aggregate Compensation         from Registrant
  Name and Position         from Registrant             and Fund Complex
  -----------------         ---------------             ----------------
   Jack S. Euphrat              $11,250                      $33,750
      Director

   R. Greg Feltus               $     0                      $     0
      Director

   Thomas S. Goho               $11,250                      $33,750
      Director

   Joseph N. Hankin             $     0                      $     0
      Director
   (appointed as of
       9/6/96)

   W. Rodney Hughes             $ 9,250                      $27,750
      Director

   Robert M. Joses              $11,250                      $33,750
      Director

   J. Tucker Morse              $ 9,250                      $27,750
      Director

     As of January 1, 1998, Peter G. Gordon will replace Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISER.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As investment adviser, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.25% of each Fund's average daily net assets.

     For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                          Six-Month
                                        Period Ended
                                          3/31/97
                                         ---------

      Fund                     Fees Paid          Fees Waived
      ----                     ---------          -----------
Prime Money Market Mutual      $1,311,073          $568,969
Treasury Money Market Mutual   $1,518,347          $751,971

     The Pacifica Prime Money Market and Treasury Money Market Funds were reorganized as the Company's Prime Money Market Mutual and Treasury Money Market Mutual Funds on

September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the Pacifica Prime Money Market and Treasury Money Market Funds. As of September 6, 1996, Wells Fargo Bank became the adviser to the Company's Prime Money Market Mutual and Treasury Money Market Mutual Funds.

     For the period begun April 1, 1996 and ended September 5, 1996 the predecessor portfolios paid to WFIM, and for the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and the indicated amounts were waived:

                                           Year Ended
                                             9/30/96
                                             -------

      Fund                         Fees Paid        Fees Waived
      ----                         ---------        -----------
Prime Money Market Mutual          $1,845,269       $1,553,968
Treasury Money Market Mutual       $2,442,922       $2,073,426

     For the periods indicated below, the advisory fees paid to the former adviser by the predecessor portfolios of the Prime Money Market Mutual and Treasury Money Market Mutual Funds were as shown below. These amounts reflect voluntary fee waivers and expense reimbursements by the adviser. Prior to October 1, 1994, all of these fees were, in turn, paid by the adviser to its affiliates which served as investment sub-advisers during the periods indicated.

                                                 Six-Month
                              Year Ended        Period Ended      Year Ended
       Fund                     9/30/95            9/30/94          3/31/94
       ----                     -------            -------          -------
Prime Money Market Mutual      $  693,315          $330,715         $737,811
Treasury Money Market Mutual   $1,160,424          $454,029         $900,919

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

     Except as described below, prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

     For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                                   Six Month
                                                 Period Ended
                                                    3/31/97
                                                   ---------

      Fund                         Total          Wells Fargo         Stephens
      ----                         -----          -----------         --------
Prime Money Market Mutual         $400,123          $80,025           $320,098
Treasury Money Market Mutual      $483,198          $96,640           $386,558

     The Pacifica Prime Money Market and Treasury Money Market Funds were reorganized as the Company's Prime Money Market Mutual and Treasury Money Market Mutual Funds on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica predecessor portfolios provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolios.

     The predecessor portfolios of the Prime Money Market Mutual and Treasury Money Market Mutual Funds were administered through April 21, 1996 and April 14, 1996, respectively, by the Dreyfus Corporation ("Dreyfus"), at the annual rate of 0.10% of each such Fund's average daily net assets.

     For the periods begun September 6, 1996 and ended September 30, 1996 and October 1, 1996 to January 31, 1997, Stephens served as each Fund's sole Administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets.

     The following table reflects the total administration fees which the respective administrators of the Funds and their predecessor portfolios were paid during the fiscal year ended September 30, 1996. These amounts also reflect the net administration fees paid to the respective former

Administrator of the predecessor portfolios during the period begun October 1, 1995 and ended September 5, 1996.

                                                   Year Ended
          Fund                                       9/30/96
          ----                                       -------
      Prime Money Market Mutual                    $1,230,872
      Treasury Money Market Mutual                 $1,745,759

     During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the administration fees paid to Dreyfus by the predecessor portfolios of the Prime Money Market Mutual and Treasury Money Market Mutual Funds were as follows:

                                              Six-Month
                              Year Ended     Period Ended   Year Ended
       Fund                     9/30/95        9/30/94        3/31/94
       ----                     -------        -------        -------
Prime Money Market Mutual       $577,763       $275,596       $614,901
Treasury Money Market Mutual    $921,886       $347,499       $690,137

     SPONSOR AND DISTRIBUTOR.  Stephens (the "Distributor"), located at 111
     -----------------------
Center Street, Little Rock, Arkansas 72201, serves as sponsor and distributor for the Funds.

     SHAREHOLDER SERVICING AGENT.  The Funds have approved a Servicing Plan
     ----------------------------
and have entered into related Shareholder Servicing Agreements, on behalf of the Administrative Class shares, with financial institutions, including Wells Fargo Bank. Under the agreement, Shareholder Servicing Agents (including Wells Fargo
Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.15%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related forms of shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

     General.  Each Servicing Plan will continue in effect from year to year
     -------
if such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to a Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the

Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

       Each Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

       CUSTODIAN.  Wells Fargo Bank acts as Custodian for each Fund.  The
       ---------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

       TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as
       --------------------------------------
Transfer and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.02% of each Fund's average daily net assets of the Administrative Class shares.

       UNDERWRITING COMMISSIONS.  The Administrative Class of each Fund does not
       ------------------------
charge any front-end or contingent-deferred sales charges in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.

                           PERFORMANCE CALCULATIONS

       The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

       In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

       Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The yield of a Fund and the yield of a Class of shares in a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

       TOTAL RETURN:  The Funds may advertise certain total return information
       ------------
computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV. In addition, as indicated in each Prospectus, each Fund also may, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

       Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

       Average Annual Total Return for the Year Ended September 30, 1997
       -----------------------------------------------------------------

             Administrative                                  Five        Three        One
                Class/*/                    Inception        Year         Year        Year
             --------------                 ---------        ----        ----         ----
Prime Money Market Mutual                     7.25%          4.50%       5.37%        5.25%
Treasury Money Market Mutual                  5.68%          4.34%       5.20%        5.09%

__________________________
/*/ Since the Administrative Class shares did not commence operations until December 12, 1997, quotations of total return reflect the performance of the Funds' Service Class shares.

       In addition to the above performance information, each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

         Cumulative Total Return for the Year Ended September 30, 1997
         -------------------------------------------------------------

             Administrative                                  Five        Three
                Class/*/                    Inception        Year         Year
             --------------                 ---------        ----        ----
Prime Money Market Mutual                     217.59%        24.60%      17.00%
Treasury Money Market Mutual                   94.03%        23.68%      16.43%

____________________
/*/ Since the Administrative Class shares did not commence operations until December 12, 1997, quotations of total return reflect the performance of the Funds' Service Class shares.

       YIELD CALCULATIONS: The Funds may, from time to time, include their
       ------------------
yields, tax-equivalent yields (if applicable) and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                         YIELD - 2[(a - b + 1)/6/ -1]
                                    -----

                                    Cd

       where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

       EFFECTIVE YIELD: Effective yields for the Funds are based on the change
       ---------------
in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day (or thirty-day) period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/7 (or 365/30 for thirty-day yield), with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Seven-Day Yield = [(Base Period Return +1)365/7]-1.

                Yield for the Year Ended September 30, 1997/*/
                -------------------------------------------

                                                                                      Seven-Day
                                                                       Seven-Day      Effective     Thirty-Day
      Fund                                                               Yield          Yield          Yield
      ----                                                             ---------      ---------     ----------
Prime Money Market                                                       5.26%          5.40%         5.24%
  Mutual
Treasury Money Market                                                    4.96%          5.09%         5.06%
  Mutual

__________________________
/*/ Since the Administrative Class shares did not commence operations until December 12, 1997, quotations of yield reflect the performance of the Funds' Service Class shares.


       From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

       Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

       The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

       In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

       The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

       From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

       The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $57 billion of assets of individual, trusts, estates and institutions and $19 billion of mutual fund assets.

       The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep

Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

       The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

       Net asset value per share for the Administrative Class shares of the Prime Money Market Mutual and Treasury Money Market Mutual Funds is determined as of 12:00 noon and 1:00 p.m. (Pacific time) on each day the NYSE is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

       Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds' portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

       Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is the intention of the Funds to maintain a per share net asset value of $1.00, but there can be no assurance that each Fund will do so.

       Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

       Shares may be purchased on any day a Fund is open for business (a "Business Day"). The Funds are open Monday through Friday and are closed on federal bank holidays. Currently, those holidays are New Year's Day, President's Day, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

       Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

       Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.

                            PORTFOLIO TRANSACTIONS

       The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

       Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the Act and in compliance with procedures adopted by the Board of Directors.

       Wells Fargo Bank, as the Investment Adviser of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

       Brokerage Commissions. The Funds did not pay any brokerage commissions on
       ---------------------
portfolio transactions for the nine-month period ended September 30, 1996 and the six-month period ended March 31, 1997.

       Securities of Regular Broker/Dealers. As of March 31, 1997, the Funds
       ------------------------------------
owned securities of their "regular brokers or dealers" or their parents, as defined in the Act as follows:

Fund                           Broker/Dealers                       Amount
----                           --------------                       ------
Prime Money Market Mutual      Goldman Sachs & Co.                  $ 72,419,000
                               J.P. Morgan Securities               $ 15,000,000
                               Morgan Stanley                       $ 15,000,000

Treasury Money Market          Goldman Sachs & Co.                  $172,575,000
  Mutual Fund                  J.P. Morgan Securities               $232,766,000
                               Morgan Stanley                       $156,530,000

       Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
       ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

       From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

       The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

       General. The Company intends to qualify each Fund as a regulated
       -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

       Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

       The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

       In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

       Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
       ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

       Taxation of Fund Investments. Except as provided herein, gains and losses
       ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

       Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

       Capital Gain Distributions. Distributions which are designated by a Fund
       --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

       The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

       Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. Noncorporate shareholders of the Funds may therefore qualify for the reduced rate of tax on capital gain dividends paid by the Funds.

       Other Distributions. Although dividends will be declared daily based on
       -------------------
each Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

       Disposition of Fund Shares.  A disposition of Fund shares pursuant to
       --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

       If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

       If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations had been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

       Federal Income Tax Rates.  As of the printing of this SAI, the maximum
       ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

       Backup Withholding.  The Company may be required to withhold, subject to
       ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) are generally not subject to backup withholding.

       Foreign Shareholders. Under the Code, distributions of net investment
       --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

       New Regulations.  On October 6, 1997, the Treasury Department issued new
       ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

       Tax-Deferred Plans. The shares of the Funds are available for a variety
       ------------------
of tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

       Other Matters. Investors should be aware that the investments to be made
       -------------
by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

       The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                 CAPITAL STOCK

       The Funds are two of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty funds.

       Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

       With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract since it affects only one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

       As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Class Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

       Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

       The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

       Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

       Set forth below as of October 31, 1997 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of each Fund or 5% or more of the voting securities of each Fund as a whole.

                      5% OWNERSHIP AS OF OCTOBER 31, 1997
                      -----------------------------------

                                                                    CLASS; TYPE              PERCENTAGE      PERCENTAGE
FUND                            NAME AND ADDRESS                    OF OWNERSHIP              OF CLASS      OF PORTFOLIO
----                            ----------------                    ------------              --------      ------------
PRIME MONEY MARKET              Virg & Co.                          Class A                   88.27%        13.41%
 MUTUAL FUND                    Attn:  MF Dept. A88-4               Record Holder
                                P.O. Box 9800
                                Calabasas, CA 91372

                                Hane & Co.                          Class A                    7.98%          N/A
                                Bank of New York                    Record Holder
                                One Wall Street, 2nd Floor
                                Attn:  Stif/Master Note
                                New York, NY 10286

                                Virg. & Co.                         Institutional Class       56.60%        24.97%
                                Attn:  MF Dept. A88-4               Record Holder
                                P.O. Box 8900
                                Calabasas, CA 91372

                                First Interstate Bank               Institutional Class       10.09%         N/A
                                of Oregon NA                        Record Holder
                                Attn:  Investment Sweep
                                1300 SW Fifth Avenue
                                Portland, OR 97201

                                Dalley Petroleum Service Corp.      Institutional Class        5.72%          N/A
                                P.O. Box 1863                       Record Holder
                                Conroe, TX 77305

                                Virg. & Co.                         Service Class             92.52%        40.51%
                                Attn:  MF Dept. A88-4               Record Holder
                                P.O. Box 8900
                                Calabasas, CA 91372

TREASURY MONEY                  Virg. & Co.                         Class A                   80.69%         N/A
 MARKET MUTUAL FUND             Attn:  MF Dept. A88-4               Record Holder
                                P.O. Box 8900
                                Calabasas, CA  91372

                                Virg. & Co.                         Institutional Class       44.40%        12.50%
                                Attn:  MF Dept. A88-4               Record Holder
                                P.O. Box 8900
                                Calabasas, CA  91372

                                                                    CLASS; TYPE              PERCENTAGE      PERCENTAGE
FUND                            NAME AND ADDRESS                    OF OWNERSHIP              OF CLASS      OF PORTFOLIO
----                            ----------------                    ------------              --------      ------------
                                Dalley Petroleum Service Corp.      Institutional Class        5.60%         N/A
                                P.O. Box 1863                       Record Holder
                                Conroe, TX 77305

                                First Interstate Bank               Institutional Class       38.76%        10.91%
                                of Oregon, N.A.                     Record Holder
                                Attn:  Investment Sweep
                                1300 S.W. Fifth Ave.
                                Portland, OR 97201-6688

                               Virg. & Co.                          Service Class             64.91%        12.79%
                               Attn:  MF Dept. A88-4                Record Holder
                               P.O. Box 8900
                               Calabasas, CA 91372

                               Wells Fargo Bank                     Service Class              8.32%         N/A
                               FBO Choicemaker                      Record Holder
                               Attn:  Mutual Funds
                               P.O. Box 9800
                               Calabasas, CA 91372

                               Hane & Co.                           Service Class             25.73%         5.07%
                               Bank of New York                     Record Holder
                               One Wall Street, 2nd Fl.
                               Attn:  STIF/Master Note
                               New York, NY 10286

                               Hane & Co.                           Class E                  100.00%        44.00%
                               Bank of New York                     Record Holder
                               One Wall Street, 2nd Fl.
                               Attn:  Stiff/Master Note
                               New York, NY 10286


       For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

       The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                             INDEPENDENT AUDITORS

       KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

       The portfolio of investments and unaudited financial statements for the six-month period ended September 30, 1997, are hereby incorporated by reference to the Company's Semi-Annual Reports as filed with the SEC on ______________, 1997.

       The portfolio of investments, audited financial statements and independent auditors' report for the Funds for the fiscal period ended March 31, 1997 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on ______ __, 1997.

       Annual and Semi-Annual Reports may be obtained by calling 1-800-222-8222.

                                 SAI APPENDIX

       The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

       Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

       S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes

       Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

       S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

       Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            STAGECOACH FUNDS, INC.

                           Telephone: 1-800-260-5969


                      STATEMENT OF ADDITIONAL INFORMATION
                            Dated December 15, 1997


                        PRIME MONEY MARKET MUTUAL FUND

                       TREASURY MONEY MARKET MUTUAL FUND


                                 SERVICE CLASS



   Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about two funds in the Stagecoach Family of Funds (each a "Fund" and collectively, the "Funds") -- the PRIME MONEY MARKET MUTUAL and TREASURY MONEY MARKET MUTUAL FUNDS. Each Fund offers Service, Institutional, Administrative and Class A shares. The Treasury Money Market Mutual Fund also offers Class E shares. This SAI relates to the Service Class shares of each Fund.

   This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated February 1, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or by calling the Transfer Agent at 1-800-222-8222.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
General....................................................................    1

Investment Restrictions....................................................    1

Additional Permitted Investment Activities.................................    3

Risk Factors...............................................................   11

Management.................................................................   13

Performance Calculations...................................................   21

Determination of Net Asset Value...........................................   26

Additional Purchase and Redemption Information.............................   27

Portfolio Transactions.....................................................   28

Fund Expenses..............................................................   29

Federal Income Taxes.......................................................   30

Capital Stock..............................................................   34

Other......................................................................   37

Independent Auditors.......................................................   37

Financial Information......................................................   37

Appendix...................................................................  A-1

                                    GENERAL

   The Prime Money Market Mutual Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981, until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985. On October 1, 1994, the Fund was reorganized as the Pacific American Money Market Portfolio of Pacifica Funds Trust ("Pacifica"); and in July 1995, it was renamed the Pacifica Prime Money Market Fund.

   Prior to August 1, 1990, the Treasury Money Market Mutual Fund was known as the Short-Term Government Fund. The Treasury Money Market Mutual Fund operated as a portfolio of Pacific American Fund through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund.

   On September 6, 1996, the Pacifica Prime Money Market Fund and Pacifica Treasury Money Market Fund were reorganized as the Company's Prime Money Market Mutual Fund and Treasury Money Market Mutual Fund, respectively.

                            INVESTMENT RESTRICTIONS


   Fundamental Investment Policies
   -------------------------------

   Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Prime Money Market Mutual and Treasury Money Market Mutual Funds may not:

   (1) purchase common stocks and voting securities (including state, municipal or industrial revenue bonds) except for securities of other investment companies;

   (2) borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. None of these Funds will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. As a matter of non-fundamental policy, each Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets;

   (3) mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of each such Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this investment restriction;

   (4) purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or, maintain a short position;

   (5)  write put or call options;

   (6) underwrite the securities of other issuers, except as each such Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies;

   (7)  invest in companies for the purpose of exercising control;

   (8) make loans, except that each such Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into loans of portfolio securities and repurchase agreements;

   (9) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act; nor

   (10) lend its portfolio securities in excess of one-third of the value of its total assets.

   Non-Fundamental Investment Policies
   -----------------------------------

   Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

   (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to , subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

   (2) Each Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

   (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

   (4) Each Fund may lend securities from its portfolios to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of such Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

   Set forth below are descriptions of certain investments and additional investment policies for the Funds.

   Asset-Backed Securities
   -----------------------

   The Funds may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

   Bank Obligations
   ----------------

   The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

   Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

   Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

   Commercial Paper
   ----------------

   The Funds may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

   Floating- and Variable-Rate Obligations
   ---------------------------------------

   The Funds may purchase floating- and variable-rate obligations. Each Fund may purchase floating- and variable-rate demand notes and bonds. These obligations may have stated maturities in excess of thirteen months, but they permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

   Foreign Obligations
   -------------------

   Each Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

   Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions
   ----------------------------------------------------------------------------

   Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

   Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

   Illiquid Securities
   -------------------

   The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may invest up to 10% of its assets in net illiquid securities.

   Letters of Credit
   -----------------

   Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of each such Fund may be used for letter of credit-backed investments.

   Loans of Portfolio Securities
   -----------------------------

   The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund.

   A Fund will earn income for lending its securities because cash collateral pursuant to such loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest and fees earned from securities lending to a borrower or a placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

   Mortgage-Backed Securities
   --------------------------

   The Funds may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which generally have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

   There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lesser or greater rate than expected. To the extent that adviser's assumptions about prepayments are inaccurate, these securities may expose the Funds, to significantly greater market risks than expected.

   Municipal Bonds
   ---------------

   The Prime Money Market Mutual Fund may invest in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. The Fund may not invest 25% or more of its assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

   The [TREASURY MONEY MARKET MUTUAL] Fund may invest in municipal lease obligations. Wells Fargo Bank makes determinations concerning the liquidity of a municipal lease obligation based on factors deemed relevant. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. In addition, the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease may be considered. In evaluating the credit quality of a municipal lease obligation, the factors to be considered might include: (1) whether the lease can be canceled;

(2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of the nonappropriation"); and (5) the legal recourse in the event of failure to appropriate.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

   Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

   The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share.

   Other Investment Companies
   --------------------------

   The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

   Repurchase Agreements
   ---------------------

   Each Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

   Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

   Borrowing and Reverse Repurchase Agreements
   -------------------------------------------

   The Funds intend to limit their borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of their net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

   Unrated and Downgraded Investments
   ----------------------------------

   The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank the investment adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. The Fund may purchase unrated instruments only if they are purchased in accordance with the Fund's procedures adopted by Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks," immediate sale of such security is not required, provided that the Board of Directors has determined that disposal of the portfolio security would not be in the best interests of the Fund. To the extent the ratings given by

Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies. The ratings of Moody's and S&P are more fully described in the Appendix.

   U.S. Government and U.S. Treasury Obligations
   ---------------------------------------------

   The Funds may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). The Treasury Money Market Mutual Fund may invest only in U.S. Government obligations issued or guaranteed by the U.S. Treasury. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

   The Treasury Money Market Mutual Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations ("U.S. Treasury obligations"). U.S. Treasury notes, bills and bonds differ mainly in the length of their maturity. The U.S. Treasury obligations in which the Fund invests may also include "U.S. Treasury STRIPS," interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System that represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations.
U.S. Treasury Strips are "stripped securities." Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors. The Treasury Money Market Mutual and Government Money Market Mutual Funds may invest in U.S. Treasury STRIPS.

   The Funds may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, which should not adversely affect the Funds since they do not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

   Nationally Recognized Statistical Ratings Organizations
   -------------------------------------------------------

   The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc., Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

   The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to industrial development bonds which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                                 RISK FACTORS

   Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured or guaranteed against loss of principal. Therefore, you should be willing to accept some risk with money you invest in a Fund. Although the Funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. The Funds may not achieve as high a level of current income as other mutual funds that do not limit their investment to the high credit quality instruments in which the Funds invest. As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective.

   The Funds, under the 1940 Act, must comply with certain investment criteria designed to provide liquidity, reduce risk, and allow the Funds to maintain a stable net asset value of $1.00 per share. The Funds' dollar-weighted average portfolio maturity must not exceed 90 days. Any security that a Fund purchases must have a remaining maturity of not more than 397 days (13 months). In addition, any security that a Fund purchases must present minimal credit risks and be of "high quality," or in the case of the Treasury Money Market Mutual Fund, be of the "highest quality." "High quality" means to be rated in the top two rating categories and "highest quality" means to be rated only in the top rating category, by the requisite NRSROs or, if unrated, determined to be of comparable quality to such rated securities by Wells Fargo Bank, as the Funds' investment adviser, under guidelines adopted by the Board of Directors of the Company.

   Each Fund seeks to reduce risk by investing its assets in securities of various issuers. In addition, the Funds emphasize safety of principal and high credit quality. In particular, the internal investment policies of the investment adviser prohibit the purchase of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Funds:

          . capped floaters (on which interest is not paid when market rates move above a certain level);

          . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

          . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

          . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

          . inverse floaters (which reset in the opposite direction of their index).

     Additionally, the Funds may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Funds may invest only in variable or floating-rate securities that bear interest at a rate that resets quarterly or more frequently and that resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate or LIBOR, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

     The Treasury Money Market Mutual Fund restricts its investment to U.S. Treasury obligations that meet all of the standards described above.
Obligations issued or guaranteed by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such obligations may vary during the period a shareholder owns shares of the Fund. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.

     The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

     Generally, securities in which the Funds invest will not earn as high a yield as securities of longer maturity and/or of lesser quality that are more subject to market volatility. Each Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that a Fund will always be able to do so.

                                  MANAGEMENT

   The following information supplements, and should be read in conjunction with, the section in the prospectus entitled "About Stagecoach." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                          Principal Occupations
Name, Age and Address                 Position            During Past 5 Years
---------------------                 --------            -------------------
Jack S. Euphrat, 75                   Director            Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                   Director,           Executive Vice President of Stephens; Manager
                                      Chairman and        of Financial Services Group; President of
                                      President           Stephens Insurance Services Inc.; Senior Vice
                                                          President of Stephens Sports Management Inc.;
                                                          and President of Investor Brokerage Insurance
                                                          Inc.

Thomas S. Goho, 55                    Director            Associate Professor of Finance of the School
321 Beechcliff Court                                      of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                  University since 1982.

Joseph N. Hankin, 57                  Director            President of Westchester Community College
75 Grasslands Road                                        since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                      University Teachers College since 1976.
(appointed as of September 6, 1996)

*W. Rodney Hughes, 71                 Director            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79                   Director            Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

                                                          Principal Occupations
Name, Age and Address                 Position            During Past 5 Years
---------------------                 --------            -------------------
*J. Tucker Morse, 53                  Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                         Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                      of Renaissance Properties Ltd.; President of
                                                          Morse Investment Corporation; and Co-Managing
                                                          Partner of Main Street Ventures.

Richard H. Blank, Jr., 41             Chief Operating     Associate of Financial Services Group of
                                      Officer,            Stephens; Director of Stephens Sports
                                      Secretary and       Management Inc.; and Director of Capo Inc.
                                      Treasurer

                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                            Total Compensation
                              Aggregate Compensation         from Registrant
Name and Position                 from Registrant            and Fund Complex
-----------------                 ---------------            ----------------
Jack S. Euphrat                      $11,250                     $33,750
   Director

R. Greg Feltus                       $     0                     $     0
   Director

Thomas S. Goho                       $11,250                     $33,750
   Director

Joseph N. Hankin                     $     0                     $     0
    Director
(appointed as of
    9/6/96)

W. Rodney Hughes                     $ 9,250                     $27,750
   Director

Robert M. Joses                      $11,250                     $33,750
   Director

J. Tucker Morse                      $ 9,250                     $27,750
   Director

   As of January 1, 1998, Peter G. Gordon will replace Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

   Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

   As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

   INVESTMENT ADVISER.  Wells Fargo Bank provides investment advisory services
   -------------------
to the Funds. As investment adviser, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

   As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.25% of each Fund's average daily net assets.

   For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                    Six-Month
                                                  Period Ended
                                                     3/31/97
                                                     -------
       Fund                               Fees Paid          Fees Waived
       ----                               ---------          -----------
   Prime Money Market Mutual              $1,311,073          $568,969
   Treasury Money Market Mutual           $1,518,347          $751,971

   The Pacifica Prime Money Market and Treasury Money Market Funds were reorganized as the Company's Prime Money Market Mutual and Treasury Money Market Mutual Funds on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the Pacifica Prime Money Market and Treasury Money Market Funds. As of September 6, 1996, Wells Fargo Bank became the adviser to the Company's Prime Money Market Mutual and Treasury Money Market Mutual Funds.

   For the period begun April 1, 1996 and ended September 5, 1996 the predecessor portfolios paid to WFIM, and for the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and the indicated amounts were waived:

                                                       Period Ended
                                                         9/30/96
                                                         -------

             Fund                              Fees Paid          Fees Waived
             ----                              ---------          -----------
   Prime Money Market Mutual                  $1,845,269           $1,553,968
   Treasury Money Market Mutual               $2,442,922           $2,073,426

   For the periods indicated below, the advisory fees paid to the former adviser by the predecessor portfolios of the Prime Money Market Mutual and the Treasury Money Market Mutual Funds were as shown below. These amounts reflect voluntary fee waivers and expense reimbursements by the adviser. Prior to October 1, 1994, all of these fees were, in turn, paid by the adviser to its affiliates which served as investment sub-advisers during the periods indicated.

                                               Six-Month
                                Year Ended    Period Ended    Year Ended
          Fund                    9/30/95       9/30/94        3/31/94
          ----                    -------       -------        -------
Prime Money Market Mutual       $  693,315      $330,715       $737,811
Treasury Money Market Mutual    $1,160,424      $454,029       $900,919

   General.  Each Fund's Advisory Contract will continue in effect for more than
   -------
two years from the effective date provided the continuance is approved annually
(i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

   ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
   ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank,

Stephens and the Company, Wells Fargo and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

   Except as described below, prior to February 1, 1997, Stephens served as the sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

   For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                                Six-Month
                                               Period Ended
                                                  3/31/97
                                                  -------

          Fund                      Total       Wells Fargo      Stephens
          ----                      -----       -----------      --------
Prime Money Market Mutual          $400,123       $80,025        $320,098
Treasury Money Market Mutual       $483,198       $96,640        $386,558

   The Pacifica Prime Money Market and Treasury Money Market Funds were reorganized as the Company's Prime Money Market Mutual and Treasury Money Market Mutual Funds on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica predecessor portfolios provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessor portfolios.

   The predecessor portfolios of the Prime Money Market Mutual and Treasury Money Market Mutual Funds were administered through April 21, and April 14, 1996, respectively, by the Dreyfus Corporation ("Dreyfus"), at the annual rate of 0.10% of each such Fund's average daily net assets.

   For the periods begun September 6, 1996 and ended September 30, 1996 and October 1, 1996 to January 31, 1997, Stephens served as each Fund's sole Administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets.

   The following table reflects the administration fees which the respective Administrators of the Funds and their predecessor portfolios were paid during the fiscal year ended September 30, 1996. These amounts also reflect the net administration fees paid to the respective former Administrator of the predecessor portfolios during the period begun October 1, 1995 and ended September 5, 1996.

                                                            Year Ended
             Fund                                            9/30/96
             -----                                           -------
   Prime Money Market Mutual                                $1,230,872
   Treasury Money Market Mutual                             $1,745,759

   During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the administration fees paid to Dreyfus by the predecessor portfolios of the Prime Money Market Mutual Fund and the Treasury Money Market Mutual Fund were as follows:

                                                  Six-Month
                                  Year Ended    Period Ended    Year Ended
          Fund                     9/30/95        9/30/94         3/31/94
          ----                     -------        -------         -------
Prime Money Market Mutual          $577,763       $275,596       $614,901
Treasury Money Market Mutual       $921,886       $347,499       $690,137

   SPONSOR AND DISTRIBUTOR.  Stephens (the "Distributor") located at 111 Center
   -----------------------
Street, Little Rock, Arkansas, 72201, serves as sponsor and distributor for the Funds.

   SHAREHOLDER SERVICING AGENT.  The Funds have approved a Servicing Plan and
   ---------------------------
have entered into related shareholder servicing agreements, on behalf of the Service Class shares, with financial institutions, including Wells Fargo Bank. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.20%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related forms of shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

   For the period indicated below, the dollar amounts of shareholder servicing fees paid by the Funds to Wells Fargo Bank or its affiliates were as follows:

                                                                 Six-Month
                                                                Period Ended
             Fund                                                  3/31/97
             ----                                                  -------
   Prime Money Market Mutual                                     $  692,898
   Treasury Money Market Mutual                                  $1,230,129

   For the period begun October 1, 1995 and ended September 5, 1996, under similar service agreements with certain institutions, including affiliates of FICM, shareholder servicing fees were paid to various institutions for the Funds. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates. The Service Class shares of the Funds paid shareholder servicing fees, after waivers, for the fiscal year ended September 30, 1996 as indicated below:

                                                                 Year Ended
             Fund                                                 9/30/96
             ----                                                 -------
   Prime Money Market Mutual                                     $1,355,940
   Treasury Money Market Mutual                                  $2,490,845

   General.  Each Servicing Plan will continue in effect from year to year if
   -------
such continuance is approved by a majority vote of both the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of servicing agreement related to a Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

   Each Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

   CUSTODIAN.  Wells Fargo Bank acts as Custodian for each Fund.  The Custodian,
   ---------
among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

   For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in custody fees without regard to class, after waivers, to Wells Fargo Bank:

              Fund                                 Custody Fees
              ----                                 ------------
   Prime Money Market Mutual                             $  0
   Treasury Money Market Mutual                          $  0

   FICAL, located at 707 Wilshire Blvd., Los Angeles, California 90017, acted as Custodian of the Pacifica Prime Money Market and Treasury Money Market Funds. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

   For the period begun October 1, 1995 and ended September 5, 1996, the custody fees paid to FICAL, and for the period begun September 6, 1996 and ended September 30, 1996, the custody fees paid to Wells Fargo Bank were as follows:

                                                   Year Ended
              Fund                                   9/30/96
              ----                                 ----------
   Prime Money Market Mutual                       $  73,023/*/
   Treasury Money Market Mutual                    $ 252,183

 ____________________________________________

 * This amount reflects fee waivers.

   TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
   --------------------------------------
and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of each Fund's average daily net assets of the Service Class shares. Prior to September 1, 1997, Wells Fargo Bank was entitled to receive such monthly payments at the annual rate of 0.02%.

   For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in transfer and dividend disbursing agency fees without regard to class, after waivers, to Wells Fargo Bank:

                      Fund                                  Transfer Agency Fees
                      ----                                  --------------------
   Prime Money Market Mutual                                       $   0
   Treasury Money Market Mutual                                    $   0

   Under the transfer agency agreement for the Service Class shares of the Funds in effect prior to February 1, 1997, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.02% of the average daily net assets of the Service Class shares of each Fund, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

   UNDERWRITING COMMISSIONS.  The Service Class of each Fund does not charge any
   ------------------------
front-end sales loads or contingent-deferred sales charges in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.

                            PERFORMANCE CALCULATIONS

   The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

   In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

   Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The yield of a Fund and the yield of a Class of shares in a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

   TOTAL RETURN:  The Funds may advertise certain total return information
   ------------
computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV. In addition, as indicated in each Prospectus, each Fund also may, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

   Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

   Average Annual Total Return for the Year Ended September 30, 1997
   -----------------------------------------------------------------

                 Service                                        Five       Three        One
                  Class                        Inception        Year        Year        Year
                 -------                       ---------        ----        ----        ----
Prime Money Market Mutual                         7.25%         4.50%       5.37%       5.25%
Treasury Money Market Mutual                      5.68%         4.34%       5.20%       5.09%

   In addition to the above performance information, each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

   Cumulative Total Return for the Year Ended September 30, 1997
   -------------------------------------------------------------

                 Service                                       Five       Three
                  Class                       Inception        Year        Year
                 -------                      ---------        ----       -----
Prime Money Market Mutual                       217.59%        24.60%      17.00%
Treasury Money Market Mutual                     94.03%        23.68%      16.43%

   YIELD CALCULATIONS:  The Funds may, from time to time, include their yields,
   ------------------
tax-equivalent yields (if applicable) and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                          YIELD - 2[(a - b + 1)/6/ -1]
                                     -----
                                       Cd

   where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

   EFFECTIVE YIELD:  Effective yields for the Funds are based on the change in
   ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day (or thirty-day) period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/7 (or 365/30 for thirty-day yield), with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Seven-Day Yield = [(Base Period Return +1)365/7]-1.

                  Yield for the Year Ended September 30, 1997
                  -------------------------------------------

                                                                 Seven-Day
                                                Seven-Day        Effective        Thirty-Day
                 Fund                             Yield            Yield            Yield
                 ----                             -----            -----            -----
Prime Money Market Mutual                          5.26%            5.40%            5.24%
Treasury Money Market Mutual                       4.96%            5.09%            5.06%

   From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

   Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

   The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

   In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

   The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

   From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."

   The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of August 1, 1997, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $57 billion of assets of individual, trusts, estates and institutions and $19 billion of mutual fund assets.

   The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

   The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account.

Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE


   Net asset value per share for the Service Class shares of the Prime Money Market Mutual and Treasury Money Market Mutual Funds is determined as of 12:00 noon and 1:00 p.m. (Pacific time) on each day the NYSE is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

   Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds' portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

   Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is the intention of the Funds to maintain a per share net asset value of $1.00, but there can be no assurance that each Fund will do so.

   Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

   Shares may be purchased on any day a Fund is open for business (a "Business Day"). The Funds are open Monday through Friday and are closed on federal bank holidays. Currently, those holidays are New Year's Day, President's Day, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

   Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

   Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.

                             PORTFOLIO TRANSACTIONS

   The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

   Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the Act and in compliance with procedures adopted by the Board of Directors.

   Wells Fargo Bank, as the Investment Adviser of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

   Brokerage Commissions.  The Funds did not pay any brokerage commissions on
   ---------------------
portfolio transactions for the nine-month period ended September 30, 1996 and the six-month period ended March 31, 1997.

   Securities of Regular Broker/Dealers.  As of March 31, 1997, the Funds owned
   ------------------------------------
securities of their "regular brokers or dealers" or their parents, as defined in the Act as follows:

Fund                           Broker/Dealers                   Amount
----                           --------------                   ------
Prime Money Market Mutual      Goldman Sachs & Co.              $ 72,419,000
   Fund                        J.P. Morgan Securities           $ 15,000,000
                               Morgan Stanley                   $ 15,000,000

Treasury Money Market          Goldman Sachs & Co.              $172,575,000
   Mutual Fund                 J.P. Morgan Securities           $232,766,000
                               Morgan Stanley                   $156,530,000

   Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
   ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

   From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES

   The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

   General.  The Company intends to qualify each Fund as a regulated investment
   -------
company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

   Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

   The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

   In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

   Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
   ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

   Taxation of Fund Investments.  Except as provided herein, gains and losses on
   ----------------------------
the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

   Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

   Capital Gain Distributions.  Distributions which are designated by a Fund as
   --------------------------
capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

   The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

   Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. Noncorporate shareholders of the Funds may therefore qualify for the reduced rate of tax on capital gain dividends paid by the Funds.

   Other Distributions.  Although dividends will be declared daily based on each
   -------------------
Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

   Disposition of Fund Shares.  A disposition of Fund shares pursuant to
   --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

   If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

   If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations had been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

   Federal Income Tax Rates.  As of the printing of this SAI, the maximum
   ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

   Backup Withholding.  The Company may be required to withhold, subject to
   ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) are generally not subject to backup withholding.

   Foreign Shareholders.  Under the Code, distributions of net investment income
   --------------------
by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

   New Regulations.  On October 6, 1997, the Treasury Department issued new
   ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

   Tax-Deferred Plans.  The shares of the Funds are available for a variety of
   ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

   Other Matters.  Investors should be aware that the investments to be made by
   -------------
a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

   The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                 CAPITAL STOCK

   The Funds are two of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty funds.

   Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

   With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract since it affects only one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

   As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Class Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

   Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

   The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

   Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

   Set forth below as of October 31, 1997 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of each Fund or 5% or more of the voting securities of each Fund as a whole.

                      5% OWNERSHIP AS OF OCTOBER 31, 1997
                      -----------------------------------

                                                       CLASS; TYPE        PERCENTAGE    PERCENTAGE
FUND                   NAME AND ADDRESS                OF OWNERSHIP        OF  CLASS   OF PORTFOLIO
----                   ----------------                ------------       ----------   ------------
PRIME MONEY MARKET     Virg & Co.                      Class A                 88.27%      13.41%
MUTUAL FUND            Attn:  MF Dept. A88-4           Record Holder
                       P.O. Box 9800
                       Calabasas, CA 91372

                       Hane & Co.                      Class A                  7.98%        N/A
                       Bank of New York                Record Holder
                       One Wall Street, 2nd Floor
                       Attn:  Stif/Master Note
                       New York, NY  10286

                                                       CLASS; TYPE          PERCENTAGE    PERCENTAGE
FUND                   NAME AND ADDRESS                OF OWNERSHIP          OF  CLASS   OF PORTFOLIO
----                   ----------------                ------------         ----------   ------------
                       Virg. & Co.                     Institutional Class      56.60%       24.97%
                       Attn:  MF Dept. A88-4           Record Holder
                       P.O. Box 8900
                       Calabasas, CA  91372

                       First Interstate Bank           Institutional Class      10.09%          N/A
                       of Oregon NA                    Record Holder
                       Attn:  Investment Sweep
                       1300 SW Fifth Avenue
                       Portland, OR  97201

                       Dalley Petroleum Service Corp.  Institutional Class       5.72%          N/A
                       P.O. Box 1863                   Record Holder
                       Conroe, TX  77305

                       Virg. & Co.                     Service Class            92.52%       40.51%
                       Attn:  MF Dept. A88-4           Record Holder
                       P.O. Box 8900
                       Calabasas, CA  91372

TREASURY MONEY         Virg. & Co.                     Class A                  80.69%          N/A
MARKET MUTUAL FUND     Attn:  MF Dept. A88-4           Record Holder
                       P.O. Box 8900
                       Calabasas, CA  91372

                       Virg. & Co.                     Institutional Class      44.40%       12.50%
                       Attn:  MF Dept. A88-4           Record Holder
                       P.O. Box 8900
                       Calabasas, CA  91372

                       Dalley Petroleum Service Corp.  Institutional Class       5.60%          N/A
                       P.O. Box 1863                   Record Holder
                       Conroe, TX  77305

                       First Interstate Bank           Institutional Class      38.76%       10.91%
                       of Oregon, N.A.                 Record Holder
                       Attn:  Investment Sweep
                       1300 S.W. Fifth Ave.
                       Portland, OR  97201-6688

                       Virg. & Co.                     Service Class            64.91%       12.79%
                       Attn:  MF Dept. A88-4           Record Holder
                       P.O. Box 8900
                       Calabasas, CA  91372

                       Wells Fargo Bank                Service Class             8.32%          N/A
                       FBO Choicemaker                 Record Holder
                       Attn:  Mutual Funds
                       P.O. Box 9800
                       Calabasas, CA  91372

                                                       CLASS; TYPE        PERCENTAGE    PERCENTAGE
FUND                   NAME AND ADDRESS                OF OWNERSHIP        OF  CLASS   OF PORTFOLIO
----                   ----------------                ------------       ----------   ------------
                       Hane & Co.                      Service Class         25.73%        5.07%
                       Bank of New York                Record Holder
                       One Wall Street, 2nd Fl.
                       Attn:  STIF/Master Note
                       New York, NY  10286

                       Hane & Co.                      Class E              100.00%       44.00%
                       Bank of New York                Record Holder
                       One Wall Street, 2nd Fl.
                       Attn:  Stiff/Master Note
                       New York, NY  10286


   For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

   The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              INDEPENDENT AUDITORS

   KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION


   The portfolio of investments and unaudited financial statements for the six-month period ended September 30, 1997, are hereby incorporated by reference to the Company's Semi-Annual Reports as filed with the SEC on ______________, 1997.

   The portfolio of investments, audited financial statements and independent auditors' report for the Funds for the fiscal period ended March 31, 1997 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on ______ __, 1997.

   Annual and Semi-Annual Reports may be obtained by calling 1-800-222-8222.

                                  SAI APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.


Corporate and Municipal Bonds

     Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes

     Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

     S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

     Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            STAGECOACH FUNDS, INC.
                   SEC REGISTRATION NOS. 33-42927; 811-6419

                                    PART C

                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements:
          --------------------

          With respect to the Aggressive Growth, Arizona Tax-Free, Asset Allocation, Balanced, California Tax-Free Bond, California Tax-Free Income, California Tax-Free Money Market Mutual, Corporate Stock, Diversified Income, Equity Value, Ginnie Mae, Government Money Market Mutual, Growth and Income, Intermediate Bond, Money Market Mutual, Money Market Trust, National Tax-Free, National Tax-Free Money Market Mutual, Oregon Tax-Free, Prime Money Market Mutual, Short-Intermediate U.S. Government Income, Small Cap, Treasury Money Market Mutual and U.S. Government Allocation Funds, the portfolio of investments, unaudited financial statements and independent auditors' report for the fiscal period ended September 30, 1997 are incorporated in the respective statements of additional information for such Funds by reference to the Company's Semi-Annual Reports, to be filed with the SEC on or about November 27, 1997.

          With respect to the Asset Allocation, Capital Appreciation, Corporate Stock, Small Cap, Tax-Free Money Market and U.S. Government Allocation Master Portfolios of Master Investment Trust ("MIT"), the portfolio of investments, unaudited financial statements and independent auditors' report for the fiscal period ended September 30, 1997 are incorporated in the respective statements of additional information for such Funds by reference to the Company's Semi-Annual Reports to be filed with the SEC on or about November 27, 1997.

          With respect to the Aggressive Growth, Arizona Tax-Free, Asset Allocation, Balanced, California Tax-Free Bond, California Tax-Free Income, California Tax-Free Money Market Mutual, Corporate Stock, Diversified Income, Equity Value, Ginnie Mae, Government Money Market Mutual, Growth and Income, Intermediate Bond, Money Market Mutual, Money Market Trust, National Tax-Free, National Tax-Free Money Market Mutual, Oregon Tax-Free, Prime Money Market Mutual, Short-Intermediate U.S. Government Income, Small Cap, Treasury Money Market Mutual and U.S. Government Allocation Funds, the portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended March 31, 1997 are incorporated in the respective statements of additional information for such Funds by reference to the Company's Annual Reports, as filed with the SEC on June 4, 1997.

          With respect to the Asset Allocation, Capital Appreciation, Corporate Stock, Small Cap, Tax-Free Money Market and U.S. Government Allocation Master Portfolios of Master Investment Trust ("MIT"), the portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended March 31, 1997 are incorporated in the respective statements of additional information for such Funds by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.

          With respect to the International Equity Fund and National Tax Free Money Market Trust, the financial statements for such Funds will be incorporated by reference in their respective statements of additional information when available.

          With respect to the predecessor portfolios to the Index Allocation, Overland Express Sweep, Short-Term Government-Corporate Income, Short-term Municipal Income and Variable Rate Government Funds, the portfolio of investments and unaudited financial statements for the six month period ended June 30, 1997 are hereby incorporated by reference to the Semi-Annual Reports for Overland Express Funds, Inc. ("Overland") (SEC File Nos. 33-16296; 811-8275) as filed with the SEC on September 3, 1997.

          With respect to the Cash Investment Trust, Short-Term Government-Corporate Income and Short-Term Municipal Income Master Portfolios of MIT, the portfolio of investments and unaudited financial statements for the six month period ended June 30, 1997 are hereby incorporated by reference to the Semi-Annual Reports for Overland as filed with the SEC on September 3, 1997.

          With respect to the predecessor portfolios to the Index Allocation, Overland Express Sweep, Short-Term Government-Corporate Income, Short-term Municipal Income and Variable Rate Government Funds, the portfolio of investments, audited financial statements and independent auditors' report for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

          With respect to the Cash Investment Trust, Short-Term Government-Corporate Income and Short-Term Municipal Income Master Portfolios of MIT, the portfolio of investments, audited financial statements and independent auditors' report for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.


     (b)  Exhibits:
          --------

   Exhibit
   Number                        Description
   ------                        -----------

    1(a)       - Amended and Restated Articles of Incorporation dated November
                 22, 1995, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    1(b)       - Articles Supplementary, filed herewith.

    2          - By-Laws, incorporated by reference to Post-Effective Amendment
                 No. 31 to the Registration Statement, filed May 15, 1997.

    3          - Not Applicable

    4          - Not Applicable

    5(a)(i)    - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                 Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(a)(ii)   - Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed February 29, 1996.

    5(b)(i)    - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                 U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(b)(ii)   - Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed February 29, 1996.

    5(c)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                 California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(d)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                 California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(e)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                 Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(f)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                 Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(g)(i)    - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                 Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(g)(ii)   - Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed February 29, 1996.

    5(h)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                 Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed May 1, 1992.

    5(i)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                 California Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, filed September 10, 1992.

    5(j)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                 Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    5(k)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                 Arizona Tax-Free Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(l)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                 Balanced Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(m)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                 Equity Value Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(n)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                 Government Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(o)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                 Intermediate Bond Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(p)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                 Money Market Trust Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(q)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                 National Tax-Free Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(r)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                 Oregon Tax-Free Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(s)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                 Prime Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(t)       - Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                 Treasury Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(u)       - Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Money Market Trust, incorporated by reference to Post-

                 Effective Amendment No. 28 to the Registration Statement, filed December 3, 1996.

    5(v)       - Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the National Tax-Free Money Market Trust, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    5(w)       - Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the International Equity Fund, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    5(v)(i)    - Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Index Allocation, Short-Term Government-Corporate Income, Short-Term Municipal Income, Overland Express Sweep and Variable Rate Government Funds, filed herewith.

    5(v)(ii)   - Form of Sub-Advisory Contract with Barclays Global Fund
                 Advisors on behalf of the Index Allocation Fund, filed herewith.

    6(a)       - Amended Distribution Agreement with Stephens Inc., incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    6(b)       - Selling Agreement with Wells Fargo Bank, N.A. on behalf of the
                 Funds, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    7          - Not Applicable

    8(a)       - Custody Agreement with Wells Fargo Institutional Trust Company,
                 N.A. on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(b)       - Custody Agreement with Wells Fargo Institutional Trust Company,
                 N.A. on behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(c)       - Custody Agreement with Wells Fargo Institutional Trust Company,
                 N.A. on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(d)       - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                 California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(e)       - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                 California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(f)       - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                 Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(g)       - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                 Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(h)       - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                 Money Market Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed May 1, 1992.

    8(i)       - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                 California Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    8(j)       - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                 Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    8(k)       - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                 Short-Intermediate U.S. Government Income Fund, incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed February 10, 1994.

    8(l)       - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                 National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, filed April 29, 1996.

    8(m)       - Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                 Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement, filed February 28, 1996.

    8(n)       - Custody Agreement with Wells Fargo Bank on behalf of the
                 Arizona Tax-Free, Balanced, Equity Value, Government Money Market Mutual, Index Allocation, Intermediate Bond, Money Market Trust, National Tax-Free, Oregon Tax-Free, Overland Express Sweep, Prime Money Market Mutual, Short-Term Government-Corporate Income, Short-Term Municipal Income, Treasury Money Market Mutual and Variable Rate Government Funds, filed herewith.

    9(a)(i)    - Administration Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    9(a)(ii)   - Co-Administration Agreement with Wells Fargo Bank, N.A. and
                 Stephens Inc. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    9(b)       - Agency Agreement with Wells Fargo Bank, N.A. on behalf of the
                 Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    9(c)(i)    - Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    9(c)(ii)   - Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    9(c)(iii)  - Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed May 1, 1992.

    9(c)(iv)   - Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    9(c)(v)    - Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Short-Intermediate U.S. Government Income Fund, incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed February 10, 1994.

    9(c)(vi)   - Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, filed April 29, 1996.

    9(c)(vii)  - Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class B Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(viii) - Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class B Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(ix)   - Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class B Shares of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(x)    - Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class B Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xi)   - Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class B Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xii)  - Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class B Shares of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xiii) - Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class B Shares of the Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement, filed February 28, 1996.

    9(c)(xiv)    - Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xv)     - Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xvi)    - Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xvii)   - Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xviii)  - Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xix)    - Amended Shareholder Servicing Agreement with Wells Fargo
                   Bank, N.A. on behalf of the Class A Shares of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xx)     - Shareholder Servicing Agreement with Wells Fargo Bank, N.A.
                   on behalf of the Class A Shares of the Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement, filed February 28, 1996.

    9(d)(i)      - Servicing Plan on behalf of the National Tax-Free Money
                   Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    9(d)(ii)     - Servicing Plan on behalf of the Class B Shares of the Asset
                   Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(d)(iii)    - Servicing Plan on behalf of the Class B Shares of the
                   California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(d)(iv)     - Servicing Plan on behalf of the Class B Shares of the
                   Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(d)(v)      - Servicing Plan on behalf of the Class B Shares of the Ginnie
                   Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(d)(vi)     - Servicing Plan on behalf of the Class B Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(d)(vii)    - Servicing Plan on behalf of the Class B Shares of the U.S.
                   Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(d)(viii)   - Servicing Plan on behalf of the Class A Shares of the
                   Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

    9(d)(ix)     - Servicing Plan on behalf of the Class B Shares of the
                   Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

    9(d)(x)      - Servicing Plan on behalf of the Class B shares of the Index
                   Allocation Fund, filed herewith.

    9(e)(i)      - Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Class A Shares of the Arizona Tax-Free, Balanced, Equity Value, Government Money Market Mutual, Intermediate Bond, International Equity, National Tax-Free, Oregon Tax-Free, Prime Money Market Mutual, Small Cap and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    9(e)(ii)     - Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Class B Shares of the Arizona Tax-Free, Balanced, Equity Value, Intermediate Bond, International Equity, National Tax-Free, Oregon Tax-Free and Small Cap Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    9(e)(iii)    - Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Institutional Class Shares of the Aggressive Growth, Arizona Tax-Free, Balanced, California Tax-Free Bond, California Tax-Free Income, Equity Value, Ginnie Mae, Growth and Income, Intermediate Bond, International Equity, Money Market Mutual, National Tax-Free, Oregon Tax-Free, Prime Money Market Mutual, Short-Intermediate Government, Small Cap and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    9(e)(iv)     - Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Service Class Shares of the Prime Money Market Mutual and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement, filed June 17, 1996.

    9(e)(v)      - Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Money Market Trust and California Tax-Free Money Market Trust, incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement, filed December 3, 1996.

    9(e)(vi)     - Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Class E Shares of the Treasury Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed January 23, 1997.

    9(e)(vii)    - Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Administrative Class shares of the Prime Money Market Mutual and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    9(e)(viii)   - Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Class C shares of the Aggressive Growth, California Tax-Free Bond, Index Allocation, Ginnie Mae, National Tax-Free Bond, Small Cap and Variable Rate Government Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    9(e)(ix)     - Servicing Plan and Form of Shareholder Servicing Agreement on
                   behalf of the Institutional Class shares of the National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    9(f)         - Shareholder Administrative Servicing Plan and Form of
                   Administrative Servicing Agreement on behalf of Class A shares of Index Allocation and Variable Rate Government Funds and shares of the Short-Term Government-Corporate Income and Short-Term Municipal Income Funds, filed herewith.

    10           - Opinion and Consent of Counsel, filed herewith.

    11           - Independent Auditor's Consent, filed herewith.

    12           - Not Applicable

    13           - Investment letter, incorporated by reference to Item 24(b) of
                   Pre-Effective Amendment No. 1 to the Registration Statement, filed November 29, 1991.

    14           - Not Applicable

    15(a)(i)     - Distribution Plan on behalf of the California Tax-Free Money
                   Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    15(a)(ii)    - Distribution Plan on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    15(a)(iii)   - Distribution Plan on behalf of the Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed May 1, 1992.

    15(a)(iv)    - Distribution Plan on behalf of the California Tax-Free Income
                   Fund, incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, filed September 10, 1992.

    15(a)(v)     - Distribution Plan on behalf of the Short-Intermediate U.S.
                   Government Income Fund, incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed February 10, 1994.

    15(a)(vi)    - Amended Distribution Plan on behalf of the Class A Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(a)(vii)   - Amended Distribution Plan on behalf of the Class A Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(a)(viii)  - Amended Distribution Plan on behalf of the Class A Shares of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(a)(ix)    - Amended Distribution Plan on behalf of the Class A Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(a)(x)     - Amended Distribution Plan on behalf of the Class A Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(a)(xi)    - Amended Distribution Plan on behalf of the Class A Shares of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(a)(xii)   - Distribution Plan on behalf of the National Tax-Free Money
                   Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    15(a)(xiii)  - Distribution Plan on behalf of the Class A Shares of the
                   Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

    15(a)(xiv)   - Distribution Plan on behalf of the California Tax-Free Money
                   Market Trust, incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement, filed December 3, 1996.

    15(a)(xv)    - Distribution Plan on behalf of the Class A Shares of the
                   Arizona Tax-Free, Balanced, Equity Value, Government Money Market Mutual, Intermediate Bond, International Equity, National Tax-Free, Oregon Tax-Free, Prime Money Market Mutual, Small Cap and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 32, filed May 30, 1997.

    15(a)(xvi)   - Distribution Plan on behalf of the Class A shares of the
                   Index Allocation and Variable Rate Government Funds and shares of the Short-Term Government-Corporate Income and Short-Term Municipal Income Funds, filed herewith.

    15(b)(i)     - Distribution Plan on behalf of the Class B Shares of the
                   Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(ii)    - Distribution Plan on behalf of the Class B Shares of the
                   California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(iii)   - Distribution Plan on behalf of the Class B Shares of the
                   Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(iv)    - Distribution Plan on behalf of the Class B Shares of the
                   Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(v)     - Distribution Plan on behalf of the Class B Shares of the
                   Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(vi)    - Distribution Plan on behalf of the Class B Shares of the U.S.
                   Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(vii)   - Distribution Plan on behalf of the Class B Shares of the
                   Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

    15(b)(viii)  - Distribution Plan on behalf of the Class B Shares of the
                   Arizona Tax-Free, Balanced, Equity Value, Index Allocation, Intermediate Bond, International Equity, National Tax-Free, Oregon Tax-Free and Small Cap Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    15(c)        - Distribution Plan on behalf of the Class C Shares of the
                   Aggressive Growth, California Tax-Free Bond, Index Allocation, Ginnie Mae, National Tax-Free Bond, Small Cap and Variable Rate Government Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    15(d)        - Distribution Plan on behalf of the Overland Sweep Fund, filed herewith.

    15(e)        - Distribution Plan on behalf of the Class E Shares of the
                   Treasury Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 29, filed January 23, 1997.

    16           - Schedules for Computation of Performance Data, incorporated by reference to Post-Effective Amendment No. 15, filed May 1, 1995.

    17           - See Exhibit 27.

    18           - Rule 18f-3 Multi-Class Plan, as amended, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    19       -   Powers of Attorney for R. Greg Feltus, Jack S. Euphrat,
                 Thomas S. Goho, Joseph N. Hankin, W. Rodney Hughes, Robert M.
                 Joses and J. Tucker Morse, incorporated by reference to Post-
                 Effective Amendment No. 32, filed May 30, 1997.

    27       -   Financial Data Schedules for the period ended September 30,
                 1996, incorporated by reference to the Form N-SAR filed
                 December 9, 1996; Financial Data Schedules for the fiscal period ended March 31, 1997, incorporated by reference to the Form N-SAR, filed May 29, 1997.


Item 25.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          As of November 1, 1997, the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds each owned approximately 99% of the outstanding beneficial interests of the Asset Allocation, Corporate Stock and U.S. Government Allocation Master Portfolios, respectively, of Master Investment Trust ("MIT"). As of November 1, 1997, the Aggressive Growth, National Tax-Free Money Market Mutual and Small Cap Funds owned approximately 30%, 35% and 93% of the outstanding beneficial interests of the Capital Appreciation, Tax-Free Money Market and Small Cap Master Portfolios, respectively, of MIT. As such, each Fund could be considered a "controlling person" (as such term is defined in the 1940 Act) of the corresponding Master Portfolio.


Item 26.  Number of Holders of Securities
          -------------------------------

          As of September 30, 1997, the number of record holders of each class of Securities of the Registrant was as follows:

                  Title of Class                       Number of Record Holders
                  --------------                       ------------------------
                                             Class A*        Class B      Institutional
                                            ----------      ---------    ---------------
                                                                              Class
                                                                              -----
Aggressive Growth Fund                             1,708        2,282           N/A
Arizona Tax-Free Fund                                198           21             6
Asset Allocation Fund                             11,430        7,637           N/A
Balanced Fund                                      1,720          248           110
California Tax-Free Bond Fund                      8,258        1,270            41
California Tax-Free Income Fund                    3,188          N/A             4
California Tax-Free Money Market Mutual           10,485          N/A           N/A
 Fund
California Tax-Free Money Market Trust                 3          N/A           N/A
Corporate Stock Fund                               1,554          N/A           N/A

Diversified Income Fund                           12,350          3,140             N/A
Equity Value Fund                                  1,654          2,025             113
Ginnie Mae Fund                                    2,955            700              79
Government Money Market Mutual Fund                  144            N/A             N/A
Growth and Income Fund                            13,048          3,027              35
International Equity Fund                            778          1,359             N/A
Intermediate Bond Fund                               135             91               8
Money Market Mutual Fund                          11,949            2**               6
Money Market Trust                                     5            N/A             N/A
National Tax-Free Fund                               120             15               5
National Tax-Free Money Market Mutual                 91            N/A             N/A
 Fund
Oregon Tax-Free Fund                                 653             13               9
Prime Money Market Mutual                            243          14***              56
Short-Intermediate U.S. Government                   789            N/A              48
 Income Fund

* For purposes of this chart, shares of single class Funds are included under the designation "Class A".
**   Designates the number of Class S recordholders.
***  Designates the number of Service Class recordholders.

             Title of Class                     Number of Record Holders
            ----------------                   --------------------------
                                           Class A*     Class B    Institutional
                                          ----------   ---------  --------------
                                                                      Class
                                                                      -----
Small Cap Fund                                343         761          10
Treasury Money Market Mutual Fund             227        8***         205
                                                                    2****
U.S. Government Allocation Fund             1,346         302         N/A

* For purposes of this chart, shares of single class Funds are included under the designation "Class A"
**   Designates the number of Class S recordholders.
***  Designates the number of Service Class recordholders.
**** Designates the number of Class E recordholders.

        As of August 31, 1997 the number of record holders of each class of Securities of the Overland predecessor portfolios were as follows:

       Title of Class                                Number of Record Holders
      ----------------                              --------------------------
                                                  Class A*            Class D**
Index Allocation Fund                                1192                 811
Overland Express Sweep Fund                             3                 N/A
Short-Term Government-Corporate Income Fund            16                 N/A
Short-Term Municipal Income Fund                       18                 N/A

Variable Rate Government Fund                             816                 49

* For purposes of this chart, shares of single class Funds are included under the designation "Class A"
** If the Consolidation is approved, Class D shareholders of the Overland Fund will become Class C shareholders of the Stagecoach Fund on or about December 12, 1997.

Item 27.  Indemnification
          ---------------

          The following paragraphs of Article VIII of the Registrant's Articles of Incorporation provide:

          (h) The Corporation shall indemnify (1) its Directors and Officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

          (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.

Item 28.  Business and Other Connections of Investment Adviser.
          ----------------------------------------------------

          Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, currently serves as investment adviser to several of the Registrant's investment portfolios and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

        To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.

Name and Position      Principal Business(es) and Address(es)
at Wells Fargo Bank    During at Least the Last Two Fiscal Years
-------------------    -----------------------------------------

II. Jesse Arnelle      Senior Partner of Arnelle, Hastie, McGee, Willis & Greene
Director               455 Market Street
                       San Francisco, CA  94105

                       Director of Armstrong World Industries, Inc.
                       5037 Patata Street
                       South Gate, CA  90280

                       Director of Eastman Chemical Corporation
                       12805 Busch Place
                       Santa Fe Springs, CA  90670

                       Director of FPL Group, Inc.
                       700 Universe Blvd.
                       P.O. Box 14000
                       North Palm Beach, FL  33408

Michael R. Bowlin      Chairman of the Board of Directors, Chief Director
                       Executive Officer,
                       Chief Operating Officer and President of
                       Atlantic Richfield Co. (ARCO)
                       Highway 150
                       Santa Paula, CA  93060

Edward Carson          Chairman of the Board and Chief Executive Officer of
Director               First Interstate Bancorp
                       633 West Fifth Street
                       Los Angeles, CA  90071

                       Director of Aztar Corporation
                       2390 East Camelback Road  Suite 400

                             Phoenix, AZ  85016

                             Director of Castle & Cook, Inc.
                             10900 Wilshire Blvd.
                             Los Angeles, CA  90024

                             Director of Terra Industries, Inc.
                             1321 Mount Pisgah Road
                             Walnut Creek, CA  94596

William S. Davilla           President (Emeritus) and a Director of
Director                     The Vons Companies, Inc.
                             618 Michillinda Ave.
                             Arcadia, CA  91007

                             Director of Pacific Gas & Electric Company
                             788 Taylorville Road
                             Grass Valley, CA  95949

Rayburn S. Dezember          Director of CalMat Co.
Director                     3200 San Fernando Road
                             Los Angeles, CA  90065

                             Director of Tejon Ranch Company
                             P.O. Box 1000
                             Lebec, CA  93243

                             Director of The Bakersfield Californian
                             1707 I Street
                             P.O. Box 440
                             Bakersfield, CA  93302

                             Trustee of Whittier College
                             13406 East Philadelphia Ave.
                             P.O. Box 634
                             Whittier, CA  90608

Paul Hazen                   Chairman of the Board of Directors of
Chairman of the Board of     Wells Fargo & Company
Directors                    420 Montgomery Street
                             San Francisco, CA  94105

                             Director of Phelps Dodge Corporation
                             2600 North Central Ave.
                             Phoenix, AZ  85004

                             Director of Safeway, Inc.
                             4th and Jackson Streets
                             Oakland, CA  94660

Robert K. Jaedicke           Professor (Emeritus) of Accounting
Director                     Graduate School of Business at Stanford University
                             MBA Admissions Office
                             Stanford, CA  94305

                             Director of Bailard Biehl & Kaiser
                             Real Estate Investment Trust, Inc.
                             2755 Campus Dr.
                             San Mateo, CA  94403

                             Director of Boise Cascade Corporation
                             1111 West Jefferson Street
                             P.O. Box 50
                             Boise, ID  83728

                             Director of California Water Service Company
                             1720 North First Street
                             San Jose, CA  95112

                             Director of Enron Corporation
                             1400 Smith Street
                             Houston, TX  77002

                             Director of GenCorp, Inc.
                             175 Ghent Road
                             Fairlawn, OH  44333

                             Director of Homestake Mining Company
                             650 California Street
                             San Francisco, CA  94108

Thomas L. Lee                Chairman and Chief Executive Officer of
Director                     The Newhall Land and Farming Company
                             10302 Avenue 7 1-2
                             Firebaugh, CA  93622

                             Director of Calmat Co.
                             501 El Charro Road
                             Pleasanton, CA  94588

                             Director of First Interstate Bancorp
                             633 West Fifth Street
                             Los Angeles, CA  90071

Ellen Newman                 President of Ellen Newman Associates
Director                     323 Geary Street
                             Suite 507
                             San Francisco, CA  94102

                             Chair (Emeritus) of the Board of Trustees
                             University of California at San Francisco Foundation
                             250 Executive Park Blvd.
                             Suite 2000
                             San Francisco, CA  94143

                             Director of the California Chamber of Commerce
                             1201 K Street
                             12th Floor
                             Sacremento, CA  95814

Philip J. Quigley            Chairman, President and Chief Executive Officer of
Director                     Pacific Telesis Group
                             130 Kearney Street  Rm.  3700
                             San Francisco, CA  94108

Carl E. Reichardt            Director of Columbia/HCA Healthcare Corporation
Director                     One Park Plaza
                             Nashville, TN  37203

                             Director of Ford Motor Company
                             The American Road
                             Dearborn, MI  48121

                             Director of Newhall Management Corporation
                             23823 Valencia Blvd.
                             Valencia, CA  91355

                             Director of Pacific Gas and Electric Company
                             77 Beale Street
                             San Francisco, CA  94105

                             Retired Chairman of the Board of Directors
                             and Chief Executive Officer of Wells Fargo & Company
                             420 Montgomery Street
                             San Francisco, CA  94105

Donald B. Rice               President and Chief Executive Officer of Teledyne, Inc.
Director                     2049 Century Park East
                             Los Angeles, CA  90067

                             Retired Secretary of the Air Force

                             Director of Vulcan Materials Company
                             One MetroPlex Drive
                             Birmingham, AL  35209

Richard J. Stegemeier        Chairman (Emeritus) of Unocal Corp

Director                     44141 Yucca Avenue
                             Lancaster, CA  93534

                             Director of Foundation Health Corporation
                             166 4th
                             Fort Irwin, CA  92310

                             Director of Halliburton Company
                             3600 Lincoln Plaza
                             500 North Alcard Street
                             Dallas, TX  75201

                             Director of Northrop Grumman Corp.
                             1840 Century Park East
                             Los Angeles, CA  90067

                             Director of Outboard Marine Corporation
                             100 SeaHorse Drive
                             Waukegan, IL  60085

                             Director of Pacific Enterprises
                             555 West Fifth Street
                             Suite 2900
                             Los Angeles, CA  90031

                             Director of First Interstate Bancorp
                             633 West Fifth Street
                             Los Angeles, CA  90071

Susan G. Swenson             President and Chief Executive Officer of Cellular One
Director                     651 Gateway Blvd.
                             San Francisco, CA  94080

David M. Tellep              Retired Chairman of the Board and Chief Executive
Director                     Officer of
                             Martin Lockheed Corp
                             6801 Rockledge Drive
                             Bethesda, MD  20817

                             Director of Edison International
                             and Southern California Edison Company
                             2244 Walnut Grove Ave.
                             Rosemead, CA  91770

                             Director of First Interstate
                             633 West Fifth Street
                             Los Angeles, CA  90071

Chang-Lin Tien               Chancellor of the University of California at Berkeley

Director                     Director of Raychem Corporation
                             300 Constitution Drive
                             Menlo Park, CA  94025

John A. Young                President, Chief Executive Officer and Director
Director                     of Hewlett-Packard Company
                             3000 Hanover Street
                             Palo Alto, CA  9434

                             Director of Chevron Corporation
                             225 Bush Street
                             San Francisco, CA  94104

                             Director of Lucent Technologies
                             25 John Glenn Drive
                             Amherst, NY  14228

                             Director of Novell, Inc.
                             11300 West Olympic Blvd.
                             Los Angeles, CA  90064

                             Director of Shaman Pharmaceuticals Inc.
                             213 East Grand Ave. South
                             San Francisco, CA  94080

William F. Zuendt            President of Wells Fargo & Company
President                    420 Montgomery Street
                             San Francisco, CA  94105

                             Director of 3Com Corporation
                             5400 Bayfront Plaza, P.O. Box 58145
                             Santa Clara, CA  95052

                             Director of the California Chamber of Commerce


       Prior to May 1, 1996, Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company), served as sub-adviser to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and to certain other open-end management investment companies. As of May 1, 1996, BGFA no longer served as sub-adviser to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds. As of this date, BGFA served as sub-adviser to the corresponding Asset Allocation, U.S. Government Allocation and Corporate Stock Master Portfolios of Master Investment Trust, in which such funds invest substantially all of their assets.

          The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-adviser to the Registrant, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position            Principal Business(es) During at
at BGFA                      Least the Last Two Fiscal Years
-------                      --------------------------------
Frederick L.A. Grauer        Director of BGFA and Co-Chairman and Director of BGI
Director                     45 Fremont Street, San Francisco, CA 94105

Patricia Dunn                Director of BGFA and C-Chairman and Director of BGI
Director                     45 Fremont Street, San Francisco, CA 94105

Lawrence G. Tint             Chairman of the Board of Directors of BGFA
Chairman and Director        and Chief Executive Officer of BGI
                             45 Fremont Street, San Francisco, CA  94105

Geoffrey Fletcher            Chief Financial Officer of BGFA and BGI since May 1997
Chief Financial Officer      45 Fremont Street, San Francisco, CA 94105
                             Managing Director and Principal Accounting Officer at

                             Bankers Trust Company from 1988 - 1997
                             505 Market Street, San Francisco, CA  94105

          Prior to January 1, 1996 Wells Fargo Nikko Investment Advisors ("WFNIA") served as sub-adviser to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and as adviser or sub-adviser to various other open-end management investment companies. For additional information, see "The Funds and Management" in the Prospectus and "Management" in the Statement of Additional Information of such Funds. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisers Act of 1940, File No. 801-36479, incorporated herein by reference.

Item 29.  Principal Underwriters.
          ----------------------

          (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for Overland Express Funds, Inc., Life & Annuity Trust, MasterWorks Funds, Inc. (formerly, Stagecoach Inc.), Stagecoach Trust, Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves (formerly, The Capitol Mutual Funds), and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for Nations

Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., and Nations Managed Balanced Target Maturity Fund, Inc., which are closed-end management investment companies.

          (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file No. 501-15510).

          (c)    Not Applicable.


Item 30.  Location of Accounts and Records.
          --------------------------------

          (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

          (b) Wells Fargo Bank maintains all Records relating to its services as investment adviser, administrator and custodian and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.

          (c) WFNIA and Wells Fargo Institutional Trust Company, N.A. maintain all Records relating to their services as sub-adviser and custodian, respectively, for the period prior to January 1, 1996, at 45 Fremont Street, San Francisco, California 94105.

          (d) BGFA and BGI maintain all Records relating to their services as sub-adviser and custodian, respectively, for the period beginning January 1, 1996 at 45 Fremont Street, San Francisco, California 94105.

          (e) Stephens maintains all Records relating to its services as sponsor, co-administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.


Item 31.  Management Services.
          -------------------

          Other than as set forth under the captions "The Fund(s) and Management" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 32.  Undertakings.
          ------------

          (a)    Not Applicable.

          (b) Registrant undertakes to file a Post-Effective Amendment, using financial statements for the Index Allocation, Overland Express Sweep, Short-Term Government-Corporate Income, Short-Term Municipal Income and Variable Rate Government Funds, which need not be certified, within four to six months from the later of the effective date of this Registration Statement or the Funds' commencement of operations.

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

          (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to Item 27, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

                                  SIGNATURES
                                  ----------

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 24th day of November, 1997.

                         STAGECOACH FUNDS, INC.


                         By  /s/ Richard H. Blank, Jr.
                            --------------------------------
                             Richard H. Blank, Jr.
                             Secretary and Treasurer
                             (Principal Financial Officer)


       Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:


Signature                      Title                                 Date
---------                      -----                                 ----

            *                  Director, Chairman and President     11/24/97
------------------------
(R. Greg Feltus)               (Principal Executive Officer)

/s/Richard H. Blank, Jr.       Secretary and Treasurer              11/24/97
------------------------
(Richard H. Blank, Jr.)        (Principal Financial Officer)

            *                  Director                             11/24/97
------------------------
(Jack S. Euphrat)

            *                  Director                             11/24/97
------------------------
(Thomas S. Goho)

            *                  Director                             11/24/97
------------------------
(Joseph N. Hankin)

            *                  Director                             11/24/97
------------------------
(W. Rodney Hughes)

            *                  Director                             11/24/97
------------------------
(Robert M. Joses)

            *                  Director                             11/24/97
------------------------
(Tucker Morse)


*By  /s/Richard H. Blank, Jr.
     ------------------------
     Richard H. Blank, Jr.
     As Attorney-in-Fact
     November 24, 1997

                            STAGECOACH FUNDS, INC.
                         FILE NOS. 33-42927; 811-6419

                                 EXHIBIT INDEX


EXHIBIT NUMBER            DESCRIPTION

EX-99.B1(b)         Articles Supplementary

EX-99.B10           Opinion and Consent of Counsel

EX-99.B11           Independent Auditor's Consent